As filed with the Securities and Exchange Commission on September 24, 2015

Securities Act File No. 333-200595

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒  Pre-Effective Amendment No. 3

☐  Post-Effective Amendment No.

Sierra Income Corporation

(Exact name of registrant as specified in charter)

375 Park Ave, 33rd Floor

New York, NY 10152

(212) 759-0777

(Address and telephone number,

including area code, of principal executive offices)

Seth Taube

Chief Executive Officer

375 Park Ave, 33rd Floor

New York, NY 10152

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593	Rosemarie A. Thurston, Esq. Martin H. Dozier, Esq. Alston & Bird LLP 1201 West Peachtree Street Atlanta, GA 30309-3424 Tel: (404) 881-7000 Fax: (404) 253-8447	Lauren B. Prevost, Esq. Heath D. Linsky, Esq. Morris, Manning & Martin, LLP 1600 Atlanta Financial Center 3343 Peachtree Road, NE Atlanta, Georgia 30326 Tel: (404) 233-7000 Fax: (404) 365-9532

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	69,000,000 Shares	$10.00	$690,000,000	$0(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	As discussed below, pursuant to Rule 415(a)(6) under the Securities Act, this Registration Statement carries over 69,000,000 shares of common stock previously registered by the Registrant under the Registration Statement on Form N-2 (File No. 333-175624), which was initially filed on July 18, 2011 and declared effective on April 16, 2012 (the “Prior Registration Statement”), with respect to which the Registrant paid filing fees of $80,178. The filing fee previously paid with respect to the shares being carried forward to this Registration Statement reduces the amount of fees currently due to $0.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this Registration Statement include unsold securities previously registered for sale pursuant to the registrant’s registration statement on Form N-2 (File No. 333-175624) initially filed by the registrant on July 18, 2011, or the Prior Registration Statement. The Prior Registration Statement registered 150,000,000 shares of the registrant’s common stock with a maximum aggregate offering price of $1,500,000,000 for sale pursuant to the registrant’s initial public offering. As of the date of this Registration Statement approximately 69,000,000 shares of common stock from the initial public offering on the Prior Registration Statement remain unsold. The unsold shares from the Prior Registration Statement (and associated filing fees paid) are being carried forward to this Registration Statement. Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 23, 2015

Preliminary Prospectus

Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by SIC Advisors LLC, or SIC Advisors, which is registered as an investment advisor with the Securities and Exchange Commission. We have elected and intend to continue to qualify to be treated for federal income tax purposes, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by primarily lending to and investing in the debt of privately owned U.S. middle-market companies, which we define as companies with annual revenue between $50 million and $1 billion. We focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect such investments to be a substantial portion of our portfolio.

Through SC Distributors, LLC, our dealer manager, we are offering on a best efforts, continuous basis up to 69,000,000 shares of our common stock at a current offering price of $10.00 per share. If, however, our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price as necessary to ensure that shares of our common stock are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. As a result, subscriptions for this offering will be for a specific dollar amount rather than a specified quantity of shares, which may result in subscribers receiving fractional shares rather than full share amounts. We have filed post-effective amendments to our prior registration statement that have allowed us to continue this offering beyond its initial term of two years. Our current registration statement will allow us to continue offering up to an additional 69,000,000 shares of common stock. Most recently on March 4, 2015, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2016, unless further extended by our board of directors. As of September 17, 2015, we had sold an aggregate of 77,811,974 shares of our common stock for gross proceeds of approximately $785 million.

This is our initial public offering and there is no public market for our common stock. The minimum permitted purchase by each individual investor is $2,000 of our common stock, except for investors in the State of Tennessee, who must invest a minimum of $2,500.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you will likely receive less than your purchase price.

•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

•

Beginning the second quarter of 2013, we implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	An investment in our shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program,” “Suitability Standards” and “Share Liquidity Strategy.”

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•

Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

•

Our previous distributions to stockholders were funded from temporary fee reductions that are subject to repayment to our Adviser. These distributions were not based on our investment performance and may not continue in the future. If our Adviser had not agreed to make expense support payments, these distributions would have come from your paid in capital. The reimbursement of these payments owed to our Adviser will reduce the future distributions to which you would otherwise be entitled.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Except as specifically required by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted. We will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available free of charge by contacting us at 375 Park Ave., 33rd Floor, New York, NY 10152, or by telephone at (212) 759-0777 or on our website at http://www.sierraincomecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov. which contains such information.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” to read about the risks you should consider before buying shares of our common stock.

Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The use of forecasts in this offering is prohibited. Any representations to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in us is not permitted.

Per Share
Price to public (initial offering price)(1)	$10.00
Sales load(2)	$0.975
Net proceeds to us (before expenses)(3)	$9.025

(1)	Assumes all shares are sold at the initial offering price per share.
(2)	The sales load includes up to 7.0% of selling commissions, and up to 2.75% for dealer manager fees. The “dealer manager fee” refers to the portion of the sales load available to participating broker-dealers for assistance in selling and marketing our shares. Under certain circumstances as described in this prospectus, selling commissions and the dealer manager fee may be reduced or eliminated in connection with certain purchases. In addition, if aggregate selling commissions and dealer manager fees are 9.75%, we could reimburse our dealer manager in an additional amount of up to 0.25% for other underwriting expenses. See “Plan of Distribution.”
(3)	In addition to the sales load, we estimate that we will incur in connection with this offering approximately $8.625 million of offering expenses if the maximum number of 69,000,000 shares is sold at $10.00 per share.

Because you will pay a sales load of up to 9.75% and offering expenses of approximately 1.25%, if you invest $100 in our shares and pay the full sales load, approximately $89.00 of your investment will actually be available to us for investment in portfolio companies. If you are eligible to purchase shares without a commission, then approximately $96.00 of your $100 investment will be available to us for investment in portfolio companies. See “Estimated Use of Proceeds.”

An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

SC Distributors, LLC

Prospectus dated             , 2015

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. Our dealer manager is SC Distributors, LLC, which we refer to in this prospectus as our dealer manager. Neither we nor our dealer manager has authorized any other person to provide you with information materially different from that contained in this prospectus. If anyone provides you with materially different or inconsistent information, you should not rely on it. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement.

SUITABILITY STANDARDS

Shares of our common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial stockholders in this offering which require that a purchaser of shares have either:

•	A gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	A net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Alabama — In addition to the suitability standards noted above, the Alabama Securities Commission requires that this investment will only be sold to Alabama residents who represent that they have a liquid net worth of at least 10 times their investment in this program and other similar programs.

California — In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

Idaho — In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of Sierra Income Corporation’s common stock. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

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Iowa — An Iowa investor’s total investment in us shall not exceed 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

Kansas — In addition to the suitability standards noted above, it is recommended by the Office of the Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in us and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

Kentucky — In addition to the suitability standards noted above, a Kentucky investor must have (i) either gross annual income of at least $85,000 and a minimum net worth of $85,000, or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10% of his or her liquid net worth in us.

Maine — In addition to the suitability standards noted above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Massachusetts — In addition to the suitability standards noted above, Massachusetts investors may not invest more than 10% of their liquid net worth in this offering and in other illiquid direct participation programs. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Nebraska — In addition to the suitability standards noted above, a Nebraska investor must have either (a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000. In addition, a Nebraska investor may not invest more than 10% of his or her net worth in this offering.

New Jersey — In addition to the suitability standards noted above, New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — In addition to the suitability standards noted above, a New Mexico resident’s investment should not exceed 10% of his or her liquid net worth in us, our affiliates and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

North Dakota — In addition to the suitability standards noted above, North Dakota requires that shares may only be sold to residents of North Dakota that represent they have a net worth of at least ten times their investment in us and its affiliates and that they meet one of the established suitability standards.

Ohio — It shall be unsuitable for an Ohio investor’s aggregate investment in us, our affiliates, and in other non-traded business development programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — In addition to the suitability standards noted above, an Oklahoma investor must limit his or her investment in us to 10% of his or her net worth (excluding home, furnishings, and automobiles).

Oregon — In addition to the suitability standards noted above, an Oregon investor must limit his or her investment in us to 10% of his or her net worth (excluding home, furnishings, and automobiles).

Tennessee — Investors who reside in the state of Tennessee must have either (i) a net worth of $100,000 and minimum annual gross income of $100,000 or (ii) a minimum net worth of $500,000. In addition, a Tennessee investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Texas — In addition to the suitability standards noted above, Texas residents purchasing shares (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

Our Sponsor, as well as those selling shares on our behalf and participating broker-dealers and registered investment advisors recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years of the information used to determine that an investment in the shares is suitable and appropriate for each investor. Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective investor, as well as other pertinent factors. In making this determination, your participating broker-dealer, authorized representative or other person selling shares on our behalf will, based on a review of the information provided by you, consider whether you:

•	meet the minimum income and net worth standards established in your state;

•	can reasonably benefit from an investment in our common stock based on your overall investment objectives and portfolio structure;

•	are able to bear the economic risk of the investment based on your overall financial situation, including the risk that you may lose your entire investment; and

•	have an apparent understanding of the following:

•	the fundamental risks of your investment;

•	the lack of liquidity of your shares;

•	the restrictions on transferability of your shares;

•	the background and qualification of our Advisor; and

•	the tax consequences of your investment.

The exemption for secondary trading under California Corporations Code §25104(h) will be withheld, but there may be other exemptions to cover private sales by the bona fide owner for his own account without advertising and without being effected by or through a broker dealer in a public offering. In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

The minimum purchase amount is $2,000 in shares of our common stock except for investors in the state of Tennessee, who must invest a minimum of $2,500. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each contribution is made in increments of $100. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have previously acquired shares, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each participating broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the Investment Company Act of 1940, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “Sierra Income” refer to Sierra Income Corporation. We refer to SIC Advisors LLC, our investment advisor, as “SIC Advisors” and the “Advisor.” SIC Advisors is a majority owned subsidiary of Medley LLC, our sponsor, which we refer to as the “Sponsor” or “Medley LLC.” The Sponsor is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. “Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, associated investment funds and their respective affiliates.

Sierra Income Corporation

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We are externally managed by SIC Advisors, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and a majority owned subsidiary of Medley. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by primarily lending to and investing in the debt of privately owned U.S. middle-market companies, which we define as companies with annual revenue between $50 million and $1 billion. We focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We may also make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect such investments to be a substantial portion of our portfolio. During our offering period and thereafter, if our Advisor deems it appropriate and to the extent permitted by the 1940 Act, we may invest a portion of our assets in more liquid debt securities, some of which may trade on a national securities exchange. See “Regulation.”

We believe the middle-market private debt market is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes include: reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. We intend to focus on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking system and generally seek to avoid broadly marketed investment opportunities. We expect to source investment opportunities through a variety of channels, including direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors that Medley has cultivated over the past eight years. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

Our Investment Team, which is provided by our Advisor, has an aggregate of over 200 years of experience in the credit business, including originating, underwriting, principal investing and loan structuring. Our Advisor, through Medley, has access to over 80 employees, including over 44 investment, origination and credit management professionals, and over 36 operations, marketing and distribution professionals, each with what we believe to be extensive experience in their respective disciplines.

We may use debt within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook and the impact of leverage on our investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns. The amount of leverage that we employ will be subject to oversight by our board of directors, including a majority of independent directors with no material interests in such transactions.

We are issuing shares of common stock through this offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing stockholders. Our distributions will be determined by our board of directors in its sole discretion. We intend to seek to complete a liquidity event within seven years after the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering stage as complete as of the termination date of our continuous offering, which includes sale conducted under our prior registration statement, our current registration statement and any follow-on registration statement. Because of this timing for our anticipated liquidity event, stockholders may not be able to sell their shares promptly or at a desired price prior to that point. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

Status of Our Public Offering and Investment Activity

On April 16, 2012, our prior registration statement was declared effective by the SEC. Immediately following the effectiveness of our prior registration statement, we issued 1,108,033.24 shares of our common stock to SIC Advisors in exchange for gross proceeds of $10 million. As a result, we broke escrow and commenced operations on April 17, 2012. As of September 9, 2015, we have raised a total of approximately $780 million, which includes the issuance of 1,108,033 shares of our common stock to SIC Advisors in exchange for gross proceeds of $10 million immediately following the effectiveness of our prior registration statement. As of September 9, 2015, we have combined proceeds, as well as leverage through revolving credit facilities with ING Capital and JPMorgan Chase, which we have used to invest $921 million across 85 transactions, the details of which are listed below.

As of September 9, 2015, the weighted average yield based upon original cost on our portfolio investments was approximately 9.8%, and 88.3% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 11.7% bore interest at fixed rates. The weighted average yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and fee notes due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan.

The table below shows our investment portfolio as of September 9, 2015.

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)	Acquisition Date
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term loans	3/30/2019	LIBOR + 12.000%, 1.000% Floor	$11.19	9/30/2014
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Warrants	—	—	—	9/30/2014
AM3 Pinnacle Corporation	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans	10/22/2018	10.000%	6.57	10/22/2013
AM3 Pinnacle Corporation	Media: Broadcasting & Subscription	Preferred Stock	—	—	—	7/23/2015
AM3 Pinnacle Corporation	Media: Broadcasting & Subscription	Common Stock	—	—	—	7/23/2015
Allen Edmonds Corporation	Retail	Senior Secured Second Lien Term Loans	5/27/2019	LIBOR + 9.000%, 1.000% Floor	7.00	11/26/2013
Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term loans	4/30/2021	LIBOR + 6.500%, 1.000% Floor	13.28	6/18/2015
American Beacon Advisors Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans	4/30/2023	LIBOR + 8.750%, 1.000% Floor	6.00	3/17/2015
American Pacific Corporation	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans	2/27/2019	LIBOR + 6.000%, 1.000% Floor	7.90	2/27/2014
Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans	8/18/2021	LIBOR + 8.250%, 1.000% Floor	10.00	2/27/2014
Aperture Group LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans	8/29/2019	LIBOR + 6.250%, 1.000% Floor	2.44	9/5/2014
Ascensus Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans	12/2/2020	LIBOR + 8.000%, 1.000% Floor	4.00	11/12/2013
Associated Asphalt Partners LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes	2/15/2018	8.500%	1.78	2/27/2013
Asurion Corporation	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term loans	3/3/2021	LIBOR + 7.500%, 1.000% Floor	7.00	12/18/2014
Atrium Innovations, Inc.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans	8/13/2021	LIBOR + 6.750%, 1.000% Floor	5.00	1/29/2014
Backcountry.com, LLC	Retail	Senior Secured First Lien Term loans	6/30/2020	LIBOR + 7.250%, 1.000% Floor	35.14	6/30/2015
Bennu Oil & Gas, LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans	11/1/2018	LIBOR + 8.50%, 1.25% Floor, 2.5% PIK	5.51	10/31/2013
Birch Communications Inc.	Telecommunications	Senior Secured First Lien Term loans	7/18/2020	LIBOR + 6.750%, 1.000% Floor	14.57	8/5/2014
Black Angus Steakhouses LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans	4/24/2020	LIBOR + 9.000%, 1.000% Floor	21.52	4/24/2015
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First Lien Notes	9/1/2021	10.375%	7.50	8/18/2014
Capstone Nutrition	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans	4/28/2019	LIBOR + 9.500%, 1.000% Floor, 1% PIK	15.06	4/28/2014
Capstone Nutrition	Healthcare & Pharmaceuticals	Common Stock	—	—	—	4/28/2014
Charming Charlie Inc.	Retail	Senior Secured First Lien Term Loans	12/24/2019	LIBOR + 8.000%, 1.000% Floor	8.88	12/18/2013
Collective Brands Finance Inc.	Retail	Senior Secured Second Lien Term Loans	3/11/2022	LIBOR + 7.500%, 1.000% Floor	6.00	3/6/2014

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)	Acquisition Date
Contmid Inc.	Automotive	Senior Secured Second Lien Term loans	10/25/2019	LIBOR + 9.000%, 1.000% Floor	$14.32	7/24/2014
ConvergeOne Holdings Corp.	Telecommunications	Senior Secured Second Lien Term Loans	6/17/2021	LIBOR + 8.000%, 1.000% Floor	12.50	6/16/2014
Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes	3/15/2018	9.375%	2.50	3/4/2013
CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term loans	9/30/2020	LIBOR + 6.750%, 1.000% Floor	3.00	9/30/2014
CRGT Inc.	Services: Business	Senior Secured First Lien Term loans	12/19/2020	LIBOR + 6.500%, 1.000% Floor	9.88	12/18/2014
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Warrants	—	—	—	11/10/2014
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans	11/10/2019	LIBOR + 9.000%, 1.500% Floor	19.52	11/10/2014
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans	2/10/2018	LIBOR + 9.000%, 1.500% Floor PIK	3.89	11/10/2014
Drew Marine Partners LP	Transportation: Cargo	Senior Secured Second Lien Term Loans	5/19/2021	LIBOR + 7.00%, 1.000% Floor	10.00	12/10/2013
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans	3/6/2018	LIBOR + 8.500%, 1.000% Floor	9.38	3/3/2014
EarthLink, Inc.	Telecommunications	Senior Secured First Lien Notes	6/1/2020	7.375%	2.45	7/17/2013
FKI Security Group LLC	Capital Equipment	Senior Secured First Lien Term Loans	3/30/2020	LIBOR + 8.500%, 1.000% Floor	14.91	3/30/2015
Gastar Exploration USA, Inc.	Energy: Oil & Gas	Senior Secured Second Lien Notes	5/15/2018	8.625%	5.40	5/10/2013
Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans	5/30/2022	LIBOR + 7.750%, 1.000% Floor	9.50	5/22/2014
GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loans	1/20/2022	LIBOR + 9.500%, 1.000% Floor	10.00	1/30/2015
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured Second Lien Notes	11/15/2016	13.000%	0.75	5/23/2012
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans	5/30/2021	LIBOR + 5.000%, 1.000% Floor	2.93	5/22/2014
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans	11/30/2021	LIBOR + 8.500%, 1.000% Floor	4.00	5/22/2014
HBC Holdings LLC	Consumer goods: Durable	Senior Secured First Lien Term loans	3/30/2020	LIBOR + 5.750%, 1.000% Floor	14.89	9/30/2014
HD Vest, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans	3/17/2021	LIBOR + 8.250%, 1.000% Floor	16.50	3/16/2015
Hill International Inc.	Construction & Building	Senior Secured First Lien Term loans	9/26/2020	LIBOR + 6.750%, 1.000% Floor	16.87	9/30/2014
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loans	5/29/2018	LIBOR + 9.000%, 1.000% Floor	4.83	9/26/2013
Ignite Restaurant Group Inc.	Retail	Senior Secured First Lien Term loans	2/13/2019	LIBOR + 7.000%, 1.000% Floor	11.91	8/18/2014
Interactive Health Holdings Corp.	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans	7/20/2022	LIBOR + 8.250%, 1.000% Floor	25.00	7/20/2015
Interface Security Systems, Inc.	Services: Consumer	Senior Secured First Lien Notes	1/15/2018	9.250%	3.42	1/15/2013

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)	Acquisition Date
Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term loans	6/30/2020	LIBOR + 9.000%, 1.000% Floor	$25.00	6/30/2015
IPS Corporation	Consumer goods: Durable	Senior Secured First Lien Term loans	2/5/2021	LIBOR + 6.250%, 1.000% Floor	9.93	3/5/2015
IronGate Energy Services LLC	Energy: Oil & Gas	Senior Secured First Lien Notes	7/1/2018	11.000%	3.00	6/26/2013
Isola USA Corp.	High Tech Industries	Senior Secured First Lien Term Loans	11/29/2018	LIBOR + 8.250%, 1.000% Floor	5.80	1/24/2014
JAC Holding Corporation	Automotive	Senior Secured First Lien Notes	10/1/2019	11.500%	12.00	9/26/2014
Jordan Reses Supply Company	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term loans	4/24/2020	LIBOR + 11.000%, 1.000% Floor	5.00	10/24/2014
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans	5/22/2019	LIBOR + 6.750%, 1.000% Floor	6.65	5/3/2013
Livingston International, Inc.	Transportation: Cargo	Senior Secured Second Lien Term Loans	4/18/2020	LIBOR + 7.750%, 1.250% Floor	2.66	4/16/2013
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans	6/6/2020	LIBOR + 5.000%, 1.000% Floor	2.84	6/5/2014
Miller Heiman Inc.	Services: Business	Senior Secured First Lien Term loans	9/30/2019	LIBOR + 5.750%, 1.000% Floor	24.38	8/8/2014
Nathan’s Famous Inc.	Beverage, Food & Tobacco	Senior Secured First Lien Notes	3/15/2020	10.000%	7.00	2/27/2015
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term loans	9/29/2020	LIBOR + 8.000%, 2.000% Floor	20.68	9/29/2014
New Media Holdings II LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans	6/4/2020	LIBOR + 6.250%, 1.000% Floor	18.32	9/15/2014
Newpage Corporation	Containers, Packaging & Glass	Senior Secured First Lien Term Loans	2/11/2021	LIBOR + 8.250%, 1.250% Floor	9.79	2/5/2014
Northern Lights Midco, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans	11/21/2019	LIBOR + 9.500%, 1.500% Floor	4.58	11/24/2014
Northstar Aerospace, Inc.	Aerospace & Defense	Senior Secured First Lien Notes	10/7/2019	10.250%	15.00	9/30/2014
Omnitracs, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans	5/25/2021	LIBOR + 7.750%, 1.000% Floor	7.00	10/29/2013
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term loans	12/31/2018	LIBOR + 8.500%, 0.750% Floor, 3.000% PIK	20.06	12/31/2014
Physiotherapy Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans	6/4/2021	LIBOR + 4.750%, 1.000% Floor	12.50	6/4/2015
Reddy Ice Group, Inc.	Beverage, Food & Tobacco	Senior Secured Second Lien Term Loans	10/1/2019	LIBOR + 9.500%, 1.250% Floor	2.00	3/28/2013
Research Now Group Inc.	Services: Business	Senior Secured Second Lien Term Loans	3/18/2022	LIBOR + 8.750%, 1.000% Floor	15.00	3/18/2015
Response Team Holdings, LLC	Construction & Building	Senior Secured First Lien Term Loans	3/28/2019	LIBOR + 8.000%, 2.000% Floor, 1.000% PIK	15.32	3/28/2014
Response Team Holdings, LLC	Construction & Building	Preferred Equity	3/28/2019	12.000% PIK	3.30	3/28/2014
Response Team Holdings, LLC	Construction & Building	Warrants	—	—	—	3/28/2014
Ship Supply of Florida Inc.	Transportation: Cargo	Senior Secured First Lien Term loans	7/31/2020	LIBOR + 8.000%, 1.000% Floor	25.00	7/31/2015

Company	Sector	Security Type	Maturity	Interest Rate *	Principal Amount ($’MM)	Acquisition Date
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loans	6/11/2019	LIBOR + 8.500%, 1.000% Floor	$10.85	5/29/2013
Sizzling Platter, LLC	Beverage, Food & Tobacco	Senior Secured First Lien Term Loans	4/28/2019	LIBOR + 7.500%, 1.000% Floor	15.00	4/28/2014
Software Paradigms International Group, LLC	High Tech Industries	Senior Secured First Lien Term loans	5/22/2020	LIBOR + 8.000%, 1.000% Floor	33.46	5/22/2015
Southwest Dealer Services, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans	3/16/2020	LIBOR + 6.000%, 1.000% Floor	6.91	3/16/2015
Survey Sampling International, LLC	Media: Advertising, Printing & Publishing	Senior Secured Second Lien Term loans	12/16/2021	LIBOR + 9.000%, 1.000% Floor	24.00	12/12/2014
Techniplas LLC	Automotive	Senior Secured First Lien Notes	5/1/2020	10.000%	6.00	4/24/2015
Tempel Steel Company	Metals & Mining	Senior Secured First Lien Notes	8/15/2016	12.000%	1.12	4/20/2012
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term loans	5/22/2021	LIBOR + 6.500%, 1.000% Floor	10.00	5/22/2015
Touchtunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term loans	5/29/2022	LIBOR + 8.250%, 1.000% Floor	7.50	5/28/2015
TravelCLICK, Inc.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans	11/6/2021	LIBOR + 7.750%, 1.000% Floor	6.00	5/8/2014
True Religion Apparel, Inc.	Consumer goods: Non-durable	Senior Secured Second Lien Term Loans	1/30/2020	LIBOR + 10.000%, 1.000% Floor	4.00	7/29/2013
U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term loans	6/8/2020	LIBOR + 10.500%, 1.000% Floor	5.50	6/8/2015
U.S. Well Services, LLC	Energy: Oil & Gas	Warrants	2/21/2019	—	—	8/16/2012
Valence Surface Technologies, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term loans	6/13/2019	LIBOR + 5.500%, 1.000% Floor	4.74	6/12/2014
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loans	5/14/2022	LIBOR + 7.250%, 1.000% Floor	20.63	6/3/2014
Vestcom International Inc.	Services: Business	Senior Secured Second Lien Term loans	9/30/2022	LIBOR + 7.750%, 1.000% Floor	5.00	9/30/2014
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term loans	6/30/2020	12.000%, 1.000% PIK	27.00	6/30/2015
Watermill-QMC Midco, Inc.	Automotive	Common Stock	—	—	—	6/30/2015
YP LLC	Services: Business	Senior Secured First Lien Term loans	6/4/2018	LIBOR + 6.750%, 1.250% Floor	3.78	2/13/2014
Z Gallerie LLC	Consumer goods: Durable	Senior Secured First Lien Term loans	10/8/2020	LIBOR + 6.500%, 1.000% Floor	4.75	10/8/2014

Total non-controlled/non-affiliated investments					$893.72

Sierra Senior Loan Strategy JV I LLC	Multi-Sector Holdings	Equity	—	—	27.27	7/15/2015
Total non-controlled/affiliated investments					$27.27

Federated Prime Obligations Fund	—	Money market fund	—	0.010%	7.65	—

Total money market fund					$7.65

*	Reflects the current interest rate as of September 9, 2015

SIC Advisors

Our investment activities are managed by our investment advisor, SIC Advisors. SIC Advisors is an affiliate of Medley, which has offices in New York and San Francisco. SIC Advisors’ Investment Team, which is comprised of Medley investment professionals, is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ Investment Team draws on its expertise in a range of sectors, including, but not limited to, industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors seeks to diversify our portfolio by company type, asset type, transaction size, industry and geography.

In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital Advisory Services, LLC, an affiliate of the dealer manager, or Strategic Capital, owns 20% of SIC Advisors and is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit SIC Advisors to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital provides certain services to, and on behalf of, SIC Advisors, including consulting and non-investment advisory services related to administrative and operational services. For additional discussion of the relationship between SIC Advisors and Strategic Capital, see “The Advisor.”

Medley

Medley is an asset management firm with approximately $4.0 billion of assets under management as of June 30, 2015. Medley provides investors with yield-oriented investment products that it believes offer attractive risk-adjusted returns. Medley focuses on credit-related investment strategies, primarily originating senior secured loans to private, middle-market companies principally located in the North America that have revenues between $50 million and $1 billion.

Direct origination, careful structuring and active monitoring of the portfolios that Medley, either directly or through its affiliates, manages are important success factors to its business. Since Medley’s inception in 2006, it has adhered to what we believe to be a disciplined investment process that employs these principles with the intention of protecting investor’s capital while delivering strong risk-adjusted investment returns. Medley believes that its ability to directly originate, structure and lead deals enables it to consistently lend at higher yields with better terms.

Medley’s senior management team has an aggregate of over 200 years of experience in the credit business, including origination, underwriting, principal investing and loan structuring. Medley has over 80 employees, including over 44 investment, origination and credit management professionals, and over 36 operations, marketing and distribution professionals, each with what we believe to be extensive experience in their respective disciplines. Medley employs an integrated and collaborative investment process that leverages the skills and knowledge of its investment and credit management professionals. Medley believes that this is an important competitive advantage, which has allowed it to deliver attractive risk-adjusted returns to its investors over time.

The following chart shows the ownership structure and various entities with us and our Advisor:

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include (among others) the following:

•	Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

•	We face cyber-security risks.

•

Our ability to achieve our investment objective depends on our Advisor’s ability to manage and support our investment process. If the Advisor was to lose a significant number of its key professionals, our ability to achieve our investment objective could be significantly harmed.

•

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

•	The amount of any distributions we pay is uncertain. We may not be able to pay you distributions or be able to sustain them and our distributions may not grow over time.

•

You will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under our share repurchase program, you may not be able to recover the amount of your investment in our shares.

•

A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•	Our dealer manager may face conflicts of interest as a result of a compensation arrangement between one of its affiliates and SIC Advisors.

•	Our incentive fee structure may create incentives for SIC Advisors that are not fully aligned with the interests of our stockholders.

•	There are significant potential conflicts of interest that could affect our investment returns.

•	Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

•

We have entered into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

•	Because we use borrowed funds to make investments or fund our business operations, we are exposed to risks typically associated with leverage which increase the risk of investing in us.

•	We will be exposed to risks associated with changes in interest rates.

•

The success of this offering is dependent, in part, on the ability of the dealer manager to implement its business strategy, to hire and retain key employees and to successfully establish, operate and maintain a network of broker-dealers. Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers and may experience conflicts of interest as a result.

•

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

•

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

•	We are not obligated to complete a liquidity event; therefore, it will be difficult for an investor to sell his or her shares.

•	Investing in our common stock involves a high degree of risk.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Investment Strategy

Our investment strategy focuses primarily on sourcing investments in private U.S. companies as we seek to construct a portfolio that generates what we believe to be superior risk adjusted returns. Our investment process is centered around three principles:

•	first, disciplined due diligence of each company’s credit fundamentals;

•	second, a detailed and customized structuring process for directly originated investments; and

•	third, regular and ongoing monitoring of the portfolio and proactive risk management.

While the construction of our portfolio will vary over time, we anticipate that the portfolio will continue to be comprised primarily of investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We expect to originate the majority of our investments through Medley’s direct origination platform, and in particular through negotiated co-investment transactions with certain of Medley’s affiliates pursuant to an exemptive order received by certain of our affiliated entities from the SEC on November 25, 2013, or the Exemptive Order.

Notwithstanding the foregoing, we may purchase interests in loans through secondary market transactions. We may also invest in equity securities in the form of common or preferred equity in our target companies or receive equity interests such as warrants or options as additional consideration in connection with our debt investments. In addition, a portion of our portfolio may be comprised of other securities such as corporate bonds, mezzanine debt, collateralized loan obligations, or CLOs and other debt investments. However, such investments are not expected to comprise a significant portion of our portfolio.

Investment Types

Our investment approach focuses primarily on investments in first lien senior secured debt securities and second lien secured debt securities, but also includes investments in subordinated debt securities, in U.S. middle market companies. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. Such equity investments may take the form of either non-controlling or controlling positions. SIC Advisors seeks to manage our allocation between investment types as market conditions change.

In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, the securities of larger public companies and foreign securities which, for purposes of the 1940 Act, may be deemed to be “non-qualifying assets.” All investments by us are subject to oversight by our board of directors, a majority of whom are independent directors with no material interests in such transactions.

Potential Market Opportunity

We believe the middle-market private debt industry is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes, which are outlined below, include: a large addressable market, reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. We intend to focus on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking. We expect to source investment opportunities through a variety of channels including direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors that Medley has cultivated over the past eight years. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

Large Addressable Market.     Private debt capital plays an important role in financing U.S. middle-market companies. These companies typically borrow capital to facilitate growth, invest in physical plants and equipment, fund acquisitions, refinance capital structures and provide liquidity to existing shareholders. This financing flexibility enables borrowers to grow without sacrificing equity ownership or control of their businesses. The U.S. middle-market consists of approximately 39,000 businesses with revenues ranging from $50 million to $1 billion. Medley targets private debt investment and lending opportunities to these firms, the largest and most opportune segment of the market.

De-Leveraging of the Global Banking System.     After an extended period of increasing leverage, commercial and investment banks have been de-leveraging since 2008. Bank consolidation, more prudent balance sheet discipline, changing regulatory capital requirements and the increasing cost and complexity of regulatory compliance have led banks to meaningfully withdraw from markets such as non-investment grade middle market and commercial real estate lending. This has created a significant opportunity for non-bank direct lenders like SIC.

Attractive Attributes of Middle Market Debt.    As a result of the decline of traditional financing sources, the attractiveness of providing capital in the middle market has increased. A meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. As such, lenders to private middle-market companies should continue to benefit from what we believe to be attractive pricing. Conventional lending has been returning for larger public companies as evidenced by tightening spreads since 2011. Despite the general normalization of spreads, middle-market issuers of public debt still face higher debt costs than larger corporate borrowers. The spread is more pronounced for middle-market private companies.

Unfunded Private Equity Commitments Drive Demand for Debt Capital.     According to Preqin, an industry research firm, the total amount of committed and uninvested private equity capital at March 31, 2015 is approximately $1.2 trillion, which we believe will drive significant demand for private debt financing in the coming years. Lending to private companies acquired by financial sponsors requires lenders to move quickly, perform in-depth due diligence and have significant credit and structuring experience. In order to successfully serve this market, lenders need to commit to hold all, or the significant majority of, the debt needed to finance such transactions. We believe that banks, due to the regulatory environment, will continue to reduce their exposure to middle market private loans. We believe this creates a significant supply/demand imbalance for middle market credit, and we are well positioned to bridge the gap.

Potential Competitive Strengths

We believe that this offering represents an attractive investment opportunity for the following reasons:

Experienced Team.    SIC Advisors’ Investment Team has an aggregate of over 200 years of experience in the credit business, including origination, underwriting, principal investing and loan structuring. Our Advisor, through Medley, has access to over 80 employees, including over 44 investment, origination and credit management professionals, and over 36 operations, marketing and distribution professionals, each with what we believe to be extensive experience in their respective disciplines. Medley employs an integrated and collaborative investment process that leverages the skills and knowledge of its investment and credit management professionals. Medley believes that this is an important competitive advantage, which has allowed it to deliver attractive risk-adjusted returns to its investors over time.

Direct Origination, Disciplined Underwriting and Active Credit Management.    We believe that the combination of Medley’s direct origination platform, disciplined underwriting and active credit management is an important competitive advantage and helps us preserve capital and generate what we believe to be attractive risk-adjusted returns for our investors. Our Advisors’ ability to directly originate, structure and lead deals enables us to be more opportunistic and less reliant on traditional sources of origination. It also enables us to control the loan documentation process, including negotiation of covenants, which provides consistent underwriting standards. In addition, we expect to employ active credit management and interact frequently with our borrowers.

Benefits of the Broader Platform.     We believe that we benefit from being a part of the broader Medley platform as we are able to co-invest alongside other vehicles managed by Medley and its affiliates under the Exemptive Order. This allows us access to investments that we may not otherwise have been able to pursue if we were not part of a larger platform.

Operating and Regulatory Structure

We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. See “Tax Matters.” Our investment activities are managed by SIC Advisors and supervised by our board of directors, a majority of whom are independent of SIC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”

Investment Process

Our Advisor, which is provided for by Medley, has cultivated what we believe to be a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing.    Our Advisor’s experience and reputation have allowed it to generate what we believe to be a substantial and continuous flow of attractive investment opportunities. Our Advisor maintains a strong and diverse network which results in sustained and high quality deal flow. We believe that the breadth and depth of experience of SIC Advisors’ Investment Team across strategies and asset classes, coupled with significant relationships built over the last 20 years, make them particularly qualified to uncover, evaluate and aggressively pursue what we believe to be attractive investment opportunities. We believe that SIC Advisors’ Investment Team has compiled a robust pipeline of transactions ready for possible inclusion in our portfolio by leveraging the broader Medley platform’s deal flow network.

Disciplined Underwriting. SIC Advisors’ Investment Team performs thorough due diligence and focuses on several key criteria in its underwriting process, including strong underlying business fundamentals, a meaningful equity cushion, experienced management, conservative valuation and the ability to deleverage through cash flows. We expect to often be the agent for the loans we originate and accordingly control the loan documentation and negotiation of covenants, which will allow us to maintain consistent underwriting standards. Our Advisor’s underwriting process also involves engagement of industry experts and third party consultants.

Prior to making an investment, the Investment Team subjects each potential borrower to an extensive credit review process, which typically begins with an analysis of the market opportunity, business fundamentals, company operating metrics and historical and projected financial analysis. The Investment Team also compares liquidity, operating margin trends, leverage, free cash flow and fixed charge coverage ratios for each potential investment to industry metrics. Areas of additional underwriting focus include management or sponsor (typically a private equity firm) experience, management compensation, competitive landscape, regulatory environment, pricing power, defensibility of market share and tangible asset values. Background checks are conducted and tax compliance information may also be requested on management teams and key employees. In addition, the Investment Team contacts customers, suppliers and competitors and perform on-site visits as part of a routine business due diligence process.

The Investment Team routinely uses third party consultants and market studies to corroborate valuation and industry specific due diligence, as well as provide quality of earnings analysis. Experienced legal counsel is engaged to evaluate and mitigate regulatory, insurance, tax or other company-specific risks.

After the Investment Team completes its final due diligence, each proposed investment is presented to our Advisor’s investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity typically includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks (where applicable) and structuring proposals. Our Advisor’s investment committee requires a majority vote to approve any investment, although unanimous agreement is sought.

Active Credit Management.     Our Advisor employs active credit management. Our Advisor’s process includes frequent interaction with management, monthly or quarterly review of financial information and attendance at board of directors’ meetings as observers. The Investment Team also evaluates financial reporting packages provided by portfolio companies that detail operational and financial performance. Data is entered in our Advisor’s Asset Management System, or AMS, its proprietary, centralized electronic credit management database. AMS creates a centralized, dynamic electronic repository for all of our portfolio company data. Our Advisor’s AMS system generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes and account history. AMS enables the Investment Team to have real-time access to the most recent information on our portfolio investments.

In addition to the data provided by our borrowers, our Advisor may also utilize various third parties to provide checks and balances throughout the credit management process. Independent valuation firms may be engaged to provide appraisals of asset and collateral values or external forensic accounting groups may be engaged to verify portfolio company financial reporting or perform cash reconciliation. Our Advisor believes this hands-on approach to credit management is a key contributor to our investment performance.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by SIC Advisors’ Investment Team. The investment committee is comprised of a minimum of three members selected from senior members of SIC Advisors’ Investment Team. Approval of an investment requires a majority vote of the investment committee, although unanimous agreement is sought. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The investment committee also serves to provide consistency and adherence to SIC Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment committee are encouraged to share information and views on credits with the committee early in their analysis and throughout the evaluation process. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Medley, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Medley will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Estimated Use of Proceeds

We intend to use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. However, we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use for distributions or for working capital purposes. See “Estimated Use of Proceeds.”

Based on prevailing market conditions, and depending on our evaluation of the investment opportunities then available, we anticipate that we will invest the proceeds from each subscription closing generally within 30 – 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify as a RIC. During this time, we may also use a portion of the net proceeds to pay our operating expenses and fund distributions to stockholders.

Borrowings

Alpine Credit Facility

On July 23, 2014, the Company’s newly-formed, wholly-owned, special purpose financing subsidiary, Alpine Funding LLC, or Alpine, entered into a revolving credit facility or the Alpine Credit Facility pursuant to a Loan Agreement with JPMorgan Chase Bank, National Association, or JPMorgan, as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto, or the Loan Agreement. Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to us.

The Alpine Credit Facility provides for borrowings in an aggregate principal amount up to $300,000,000 on a committed basis. As of June 30, 2015, the Company has drawn $185.5 million on the Alpine Credit Facility. Borrowings under the Alpine Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 23, 2019.

Amendment to Total Return Swap

On June 8, 2015, the Company, through Arbor Funding LLC, or Arbor, its wholly-owned financing subsidiary, entered into the Third Amended and Restated Confirmation Letter Agreement, or the Third Amended Confirmation Agreement with Citibank, N.A., or Citi, initially entered into on August 27, 2013, and amended and restated on March 21, 2014 and July 23, 2014, relating to a total return swap, or TRS, for senior secured floating rate loans. The TRS with Citi enables the Company, through Arbor, to obtain the economic benefit of the loans subject to the TRS, despite the fact that such loans will not be directly held or otherwise owned by the Company or Arbor, in return for an interest-type payment to Citi. The Third Amended Confirmation Agreement reduces the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $350,000,000 to $300,000,000. Other than the foregoing, the Third Amended Confirmation Agreement did not change any of the other terms of the TRS.

The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Second Amended Confirmation Agreement exchanged thereunder, between Arbor and Citi, which collectively establish the TRS.

Amendment to the Revolving Credit Facility

On November 24, 2014 the Company entered into Amendment No. 3 to its existing Senior Secured Revolving Credit Facility, or the Amended Revolving Facility, with the certain lenders a party thereto and ING Capital LLC, as administrative agent. The Amended Revolving Facility modifies certain provisions of the Company’s existing Senior Secured Revolving Credit Facility. The Amended Revolving Facility was amended to, among other things, increase the maximum amount of the accordion feature which permits subsequent increases in commitments under the Amended Revolving Facility to $500 million. As of June 30, 2015, total commitments under the Amended Revolving Facility were $170 million of which the Company has drawn $135 million. Borrowings under the Amended Revolving Facility are subject to, among other things, a minimum borrowing/collateral base and substantially all of the Company’s assets are pledged as collateral under the Amended Revolving Facility.

Distribution Policy

We began declaring semi-monthly distributions, which are paid on a monthly basis, to our stockholders beginning in July 2012 and intend to continue declaring semi-monthly distributions to stockholders, to the extent that we have assets legally available for distribution. All distributions that we make will be at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our board of directors may deem to be relevant. The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Because we intend to continue to qualify as a RIC, we intend to distribute at least 90% of our annual net investment income to our stockholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all. Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. See “Distributions” for a list of distributions declared and paid to date.

We may fund our cash distributions to stockholders from any sources of funds available to us including expense reimbursements from our Adviser that are subject to repayment to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of this offering, substantially all of our distributions will result from expense support payments made by our Adviser that may be subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital for tax purposes. You should understand that any such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense support payments. You should also understand that any future reimbursements to our Adviser will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make expense support payments pursuant to the Expense Support Agreement after December 31, 2015, unless the Expense Support Agreement is extended. For the quarter ended June 30, 2015, if net expense support payments of $1,941,494 were not made by our Adviser, 14% percent of the distribution rate would have been a return of capital for GAAP purposes.

Our Distribution Reinvestment Plan

We have adopted an “opt-in” distribution reinvestment plan that allows our stockholders to elect to have the full amount of their distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Plan of Distribution

We are offering on a best efforts, continuous basis up to 69,000,000 shares of our common stock at a current offering price of $10.00 per share. We have filed post-effective amendments to our prior registration statement that have allowed us to continue this offering beyond its initial term of two years. Our current registration statement will allow us to continue offering up to an additional 69,000,000 shares of our common stock.

Our offering commenced on April 16, 2012 and was initially approved by our board of directors for a period of two years. On March 12, 2014, our board of directors approved an extension of the Company’s offering period for an additional period of one year, which was scheduled to expire on April 17, 2015. Subsequently, on March 4, 2015, our board of directors approved a further extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2016, unless extended by our board of directors. This offering must also be registered in every state in which we offer or sell shares. Generally, such state registrations are valid for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Our dealer manager is SC Distributors, which is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. Our dealer manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum permitted purchase is $2,000 in shares of our common stock, except for investors in the state of Tennessee, who must invest a minimum of $2,500.

Pursuant to a joint venture agreement, an affiliate of the dealer manager is entitled to receive distributions up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment advisor. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital also holds a limited voting interest in SIC Advisors which entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors.

We intend to sell our shares on a continuous basis at a current offering price of $10.00. However, if our net asset value per share increases above our net proceeds per share as stated in this prospectus, we intend to sell our shares at a higher price when necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at http://www.sierraincomecorp.com. See “Plan of Distribution.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either: (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Under these standards, net worth does not include your home, home furnishings or personal automobiles. In addition, each person selling shares on our behalf will require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our shares, (d) the background and qualifications of our Advisor and (e) the tax consequences of the investment. For additional information, including enhanced suitability standards in a number of states, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read the entire final prospectus and the current supplement(s), if any, accompanying the final prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included as Appendix A.

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Deliver a check to SC Distributors, LLC, or its designated agent, for the full purchase price of the shares being subscribed for, along with the completed subscription agreement. You should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” The initial minimum permitted purchase is $2,000, except for investors in the state of Tennessee, who must invest a minimum of

$2,500. Additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. The name of the participating dealer appears on the subscription agreement.

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By executing the subscription agreement and paying the full purchase price for the shares subscribed for, each investor attests that he or she meets the minimum income and net worth standards as stated in the subscription agreement.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will mail a confirmation within three business days. We expect to close on subscriptions received and accepted by us on a weekly basis. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Share Liquidity Strategy

Within seven years following the completion of the offering period, we intend to seek to complete a liquidity event for our stockholders. We will view our offering stage as complete as of the termination date of our continuous offering, which includes sale conducted under our prior registration statement, our current registration statement and any follow-on registration statement. A liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Share Liquidity Strategy.”

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited. We began repurchasing a limited number of shares of our common stock in the third quarter of 2013, and intend to continue to repurchase shares on a quarterly basis in order to allow our stockholders to sell their shares back to us at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares. Unless our board of directors determines otherwise, we intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. The limitations and restrictions relating to our share repurchase program may prevent us from accommodating all repurchase requests made in any quarter. See “Description of Our Capital Stock — Limited Repurchase Rights” and “Share Repurchase Program.”

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder at a price equal to the net asset value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the date of the death or disability of such stockholder. See “Description of Our Capital Stock — Limited Repurchase Rights” and “Share Repurchase Program” for a description of certain limitations and restrictions relating to our requirement to repurchase shares in the event of the death or disability of a stockholder.

Advisor Fees

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee.

The management fee is calculated at an annual rate of 1.75% of our gross assets and is payable quarterly in arrears. The incentive fee comprises the following two parts:

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An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and is based upon our pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our net assets at the end of the immediately preceding fiscal quarter, or the preferred quarterly return. All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to the Advisor. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

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An incentive fee on capital gains is earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of our realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

The incentive fee may induce our Advisor to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our management fee is calculated based upon our gross assets (including any borrowings for investment purposes), SIC Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors — Risks Related to SIC Advisors and its Respective Affiliates — Our incentive fee may induce our Advisor to make speculative investments.” See “Investment Advisory Agreement and Fees.”

Administration

Medley is reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement and Fees.”

Conflicts of Interest

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so, which we received in September 2013. Subject to this restriction on co-investments with affiliates, SIC Advisors will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. In accordance with SIC Advisors’ allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by SIC Advisors and its affiliates.

To the extent that we compete with entities managed by SIC Advisors or any of its affiliates for a particular investment opportunity, SIC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict-resolution and allocation policies, (2) the requirements of the Advisers Act, and (3) the conditions of the Exemptive Order and other restrictions under the 1940 Act regarding co-investments with affiliates. SIC Advisors’ allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by SIC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

In addition, under our incentive fee structure, SIC Advisors may benefit when we recognize capital gains and, because SIC Advisors determines when a holding is sold, SIC Advisors controls the timing of the recognition of capital gains. Also, because the base management fee that we pay to SIC Advisors is based on our gross assets, SIC Advisors may benefit when we incur indebtedness.

Reports to Stockholders

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. These reports will also be available on our website at http://www.sierraincomecorp.com and on the SEC’s website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Taxation of Our Company

We have elected and intend to continue to qualify to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Company Information

Our administrative and executive offices are located at 375 Park Ave., 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.sierraincomecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses (as a percentage of offering price)(1)
Sales load(2)	9.75%
Offering expenses(3)	0.37%
Distribution reinvestment plan fees(4)	None

Total stockholder transaction expenses	10.12%

Annual expenses (as a percentage of net assets attributable to common shares)(5)
Base Management fee(6)	3.11%
Incentive fees (20% of investment income and capital gains)(7)	0.19%
Interest payments on borrowed funds(8)	2.08%
Acquired fund fees and expenses(9)	0.00%
Other expenses(10)	0.90%

Total annual expenses(11)	6.28%

(1)	Amount assumes we sell $315 million worth of our common stock in the next twelve months. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. As of June 30, 2015, we had net assets of approximately $639 million. Assuming we raise an additional $315 million over the twelve months ended June 30, 2016, we would receive net proceeds of approximately $283 million, resulting in estimated net assets of approximately $922 million, and average net assets of approximately $781 million. There can be no assurance that we will sell $315 million worth of our common stock in the next twelve months.

(2)	As shares are sold, you will pay a maximum sales load of 9.75% for combined selling commissions and dealer manager fees to our dealer manager in accordance with the terms of the dealer manager agreement, which we refer to in this prospectus as the dealer manager agreement. Our dealer manager will engage unrelated, third-party participating broker-dealers in connection with the offering of shares. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow and pay participating broker-dealers up to: (a) 7.0% of the gross proceeds from their allocated sales and (b) 2.75% for dealer manager fees. See “Plan of Distribution” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases.

(3)	This amount is based upon the Company’s projected offering expenses for the next twelve months. In accordance with the terms of the Investment Advisory Agreement, SIC Advisors was responsible for paying all other organization and offering expenses incurred by the Company until such time that the Company raised $300 million in gross proceeds. Since June 2, 2014, the date on which the company surpassed the $300 million threshold, we have been responsible for paying all future other organization and offering expenses on our own behalf. In addition, in connection with the expenses incurred prior to June 2, 2014, we had to reimburse SIC Advisors for other organization and offering expenses incurred on our behalf at a rate of 1.25% of the gross proceeds from the offering of shares of our common stock. All such expenses have been reimbursed to SIC Advisors in full as of February 2015.

We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. Assuming an aggregate selling commission and a dealer manager fee of 9.75% of the gross offering proceeds, we would reimburse the dealer manager in an amount up to 0.25% of the gross offering proceeds. In the event the aggregate selling commission and dealer manager fees are less than 9.75% of the gross offering proceeds, we would reimburse the dealer manager for expenses in an amount greater than 0.25% of the gross offering proceeds.

(4)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5)	Amount assumes we sell $315 million worth of our common stock in the next twelve months. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise less than $315 million, our expenses as a percentage of net assets may be significantly higher. There can be no assurance that we will sell $315 million worth of our common stock.

(6)	Our base management fee is calculated at an annual rate of 1.75%, based on our gross assets, and is payable quarterly in arrears. See “Investment Advisory Agreement and Fees.” If we borrow funds equal to 50.15% of net assets, our management fee in relation to our net assets would be higher because the management fee is calculated on the basis of our gross assets (which includes any borrowings for investment purposes).

(7)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year after completion of this offering. The incentive fees, if any, are divided into two parts:

(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding quarter, will equal 20% of the amount of our pre-incentive fee net investment income; and

(ii)	an incentive fee on capital gains that will equal 20% of our capital gains, if any, less the aggregate amount of any previously paid incentive fee on capital gains; and

The incentive fees are based on our performance and will not be paid unless we achieve certain goals. We will record an expense accrual relating to the capital gains incentive fee payable by us to our investment advisor (but not paid) when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to our investment advisor if we were to sell our investment portfolio at such time. The amount in the table assumes that no incentive fees on capital gains will be paid for the following 12-month period which is based on the actual realized capital gains (losses) for the quarter ended June 30, 2015 and the unrealized appreciation (depreciation) of our assets investments as of such date and assumes that all such unrealized appreciation (depreciation) is converted to realized capital gains (losses) on such date. See “Investment Advisory Agreement and Fees” for more information concerning the incentive fees.

(8)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50.15% of our estimated future net assets and that the average annual interest rate on the amount borrowed is 2.68%.

Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.

(9)	As we have no intention of investing in the securities or other investment instruments of registered investment companies, BDCs or other investment funds, we have not included any such expenses in this line item.

(10)	Other Expenses, including expenses incurred in connection with administering our business, are based on actual amounts for the preceeding 12-month period and includes accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and other administrative personnel and fees payable to our independent directors.

(11)	For the quarter ended June 30, 2015, our ratio of total expenses to average net assets, which included the effect of the Expense Support Agreement, was 5.79%. Excluding the effect of the Expense Support Agreement, this amount was 7.15%.

Example

We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses remain at the levels set forth in the table above, (2) the annual return on investment before fees and expenses is 5%, as required by the SEC, (3) the net return after payment of fees and expenses is distributed to stockholders and reinvested at net asset value, and (4) subscribers to our shares will pay an up-front selling commission of up to 7.0% and a dealer manager fee of up to 2.75% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5% annual return from realized capital gains:	$160	$274	$386	$653

While the example assumes a 5% annual return from realized capital gains on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses and actual expenses may be greater or less than those shown. With a 5% annual return that is generated partly or entirely from realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would likely be incurred. See “Investment Advisory Agreement and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger an incentive fee on income of a material amount, both our distributions to our common stockholders and our expenses would likely be higher.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISOR

The dealer manager receives compensation for services relating to this offering, and we compensate SIC Advisors for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the subordinated incentive fee on income, and the incentive fee on capital gains are calculated, see “Investment Advisory Agreement and Fees — Investment Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (69,000,000 Shares)(1)
	Fees to the Dealer Manager
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to participating broker-dealers.	$48,300,000

Dealer manager fee(2)	Up to 2.75% of gross proceeds, all or a portion of which may be reallowed to participating broker-dealers.	$18,975,000

	Reimbursement to Our Advisor
Other organization and offering expenses(3)(4)	Since June 2, 2014, the date on which we surpassed the $300 million threshold, we have been responsible for paying organization and offering expenses on our own behalf. In addition, in connection with the expenses incurred prior to June 2, 2014, we had to reimburse SIC Advisors for other organization and offering expenses incurred by SIC Advisors on behalf of us in an amount equal to 1.25% of the gross proceeds raised by us in such offerings. All such expeneses have reimbursed to SIC Advisors in full as of February 2015. We are targeting an other organization and offering expense ratio of 1.25% over the course of the offering period for the offering of shares of our common stock pursuant to this prospectus, which is currently expected to continue for at least two years from the commencement of our public offering.	$8,625,000

	Fees to Our Advisor
Base management fee	The base management fee is calculated at an annual rate of 1.75% of our gross assets (including any borrowings for investment purposes) and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of SIC Advisors. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as SIC Advisors shall determine.	$12,075,000

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (69,000,000 Shares)(1)
Subordinated incentive fee on income	The subordinated incentive fee on income is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and is subordinated to a preferred return on our net assets at the end of the immediately preceding quarter equal to 1.75% per quarter (an annualized rate of 7.0%).(5) No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 1.75%, or the preferred quarterly return, on our net assets at the end of the immediately preceding quarter. For any calendar quarter in which pre-incentive fee net investment income is greater than the preferred quarterly return, but less than 2.1875%, the subordinated incentive fee on income shall equal the amount of pre-incentive fee net investment income in excess of the preferred quarterly return. This fee is referred to as the catch-up(6) and provides an increasing fee, but is in no event greater than the 20% of the pre-incentive fee net investment income, as the pre-incentive fee net investment income increases from a 1.75% to a 2.1875% quarterly return on our net assets at the end of the immediately preceding quarter. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of our net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not achieved performance sufficient to realize subordinated incentive fee on income to date. The amount of subordinated incentive fee on income will be disclosed by the Company in its quarterly and annual reports filed with the SEC under the Securities Exchange Act of 1934, or the Exchange Act.

Incentive fee on capital gains	An incentive fee on capital gains earned on our investments will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.	These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The amount of any incentive fee on capital gains earned on our investments will be disclosed by the Company in its quarterly and annual reports filed with the SEC under the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (69,000,000 Shares)(1)

Other Expenses
Other operating expenses(4)	We will reimburse the expenses incurred by Medley in connection with its provision of administrative services provided to us, including the compensation payable by Medley to our chief financial officer, our chief compliance officer and other administrative personnel of Medley. We will not reimburse SIC Advisors or any third-party consultant engaged by it for personnel costs in connection with services for which SIC Advisors receives a separate fee. In addition, we do not reimburse SIC Advisors for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of SIC Advisors.	We have estimated these annual expenses to be approximately $7.5 million. Actual amounts may be lower or higher than this.

(1)	Assumes all shares are sold at the current offering price of $10.00 per share with no reduction in selling commissions or dealer manager fees. The figures in this table assume the sale of an aggregate of 69,000,000 shares of our common stock.

(2)	The selling commissions and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan.

(3)	The other organizational and offering expense reimbursement consists of costs incurred for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our participating broker-dealers, marketing expenses, salaries and direct expenses of SIC Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. Assuming an aggregate selling commission and a dealer manager fee of 9.75% of the gross offering proceeds, we would reimburse the dealer manager in an amount up to 0.25% of the gross offering proceeds. In the event the aggregate selling commission and dealer manager fees are less than 9.75% of the gross offering proceeds, we would reimburse the dealer manager for expenses in an amount greater than 0.25% of the gross offering proceeds. We will not pay or reimburse any of the foregoing costs to the extent that such payment would cause total underwriting compensation to exceed 10.0% of the gross proceeds from the offering, excluding gross proceeds from the sale of shares issued pursuant to the DRIP, as of the termination of the offering, as required by the rules of FINRA. We also pay a $25.00 fee per subscription agreement to Strategic Capital, an affiliate of our dealer manager, for reviewing and processing subscription agreements. Any such reimbursements will not exceed actual expenses. SIC Advisors is responsible for the payment of our cumulative other organizational and offering expenses to the extent they exceed 5.25%, and will reimburse any organizational and offering expenses that exceed 15%, of the aggregate proceeds from the offering, without recourse against or reimbursement by us.

(4)	Medley Capital Corporation, our affiliate, has not reimbursed MCC Advisors LLC, an affiliate of our sponsor, for any expenses for the fiscal year ended June 30, 2015. Neither we nor SIC Advisors is responsible or obligated, whether directly or indirectly, for any reimbursements from Medley Capital Corporation to MCC Advisors LLC.

(5)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to SIC Advisors.

(6)	As the quarterly pre-incentive fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows SIC Advisors to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

See “Investment Advisory Agreement and Fees” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to SIC Advisors, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS

Q: What are BDCs?

A: BDCs are closed-end funds that elect to be treated as BDCs under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act and Exchange Act. BDCs typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes if they so choose.

Q: What is a RIC?

A: A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level federal income taxes on any income that it distributes to its stockholders as taxable distributions. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain and maintain RIC tax treatment, a company must distribute to its stockholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q: What is a “best efforts” securities offering and how long will this securities offering last?

A: When shares of common stock are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell such shares. Broker-dealers are not underwriters, and they do not have a firm commitment or obligation to purchase any of the shares of common stock. We have filed post-effective amendments to our prior registration statement, which were subject to SEC review, that have allowed us to continue this offering beyond its initial term of two years. Our current registration statement will allow us to continue offering up to an additional 69,000,000 shares of our common stock. On March 4, 2015, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2016, unless further extended by our board of directors.

Q: When will you accept and close on subscriptions?

A: We close on subscriptions received and accepted by us on a weekly basis.

Q: Who can buy shares of common stock in this offering?

A: In general, you may buy our common stock pursuant to this prospectus if you have either (1) net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards” beginning on page i. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of SIC Advisors and (e) the tax consequences of the investment.

Generally, you must purchase at least $2,000 of our shares, except for certain investors. See “Suitability Standards.” Certain volume discounts may be available for large purchases. See “Plan of Distribution.” If you have previously acquired shares, additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan.

Our affiliates may also purchase our common stock. The selling commission and the dealer manager fee that are payable by other investors in this offering will be reduced or waived for certain purchasers, including our affiliates.

Q: Who will choose which investments to make?

A: All investment decisions will be made by SIC Advisors, as approved by its investment committee. The investment committee is comprised of a minimum of three members selected from senior members of SIC Advisors’ Investment Team. Approval of an investment requires a majority vote of the investment committee, although unanimous agreement is sought. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance. Our board of directors will annually review the compensation we pay to SIC Advisors to determine that the provisions of the Investment Advisory Agreement are carried out.

Q: What are the risks involved in making an investment in your shares?

A: For a complete discussion of the risks related to this offering, see “Risk Factors” beginning on page 30.

Q: Are there any conflicts of interests risks?

A: For a complete discussion of the risks related to potential conflicts of interest, see “Certain Relationships and Related Party Transactions” beginning on page 120.

Q: What is the experience of SIC Advisors?

A: Our investment activities are managed by SIC Advisors, who oversees the management of our activities and the day-to-day management of our investment operations. SIC Advisors is an affiliate of Medley. We believe SIC Advisors’ senior management team has significant experience across private lending, private equity and real estate investing, including experience advising and managing a BDC through their management of Medley Capital Corporation, a publicly traded BDC (NYSE:MCC). See “Management” for more information on the experience of the members of the senior management team.

Q: How long will this offering last?

A: This is a continuous offering of our shares as permitted by the federal securities laws. We have filed post-effective amendments to our prior registration statement, and will also file post-effective amendments to our current registration statement, of which this prospectus is a part, that are subject to SEC review, that will allow us to continue this offering. On March 4, 2015, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2016, unless further extended by our board of directors. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. Your ability to submit shares for repurchase will not be affected by the expiration of this offering and the commencement of a new one.

Q: Will I receive a stock certificate?

A: No. Our board of directors has authorized the issuance of shares of our capital stock without stock certificates. All shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.

Q: Can I invest through my IRA, SEP or after-tax deferred account?

A: Yes, subject to the suitability standards. A custodian, trustee or other authorized person must process and forward to us subscriptions made through individual retirement accounts, or IRAs, simplified employee pension plans, or SEPs, or after-tax deferred accounts. In the case of investments through IRAs, SEPs or after-tax deferred accounts, we will send the confirmation and notice of our acceptance to such custodian, trustee or other authorized person. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, as amended, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q: What kinds of fees will I be paying?

A: There are two types of fees that you will incur. First, there are stockholder transaction expenses that are a one-time up-front fee. They are calculated as a percentage of the public offering price and made up of selling commissions, dealer manager fees and offering expenses. Second, as an externally managed BDC, we will also incur various recurring expenses, including the management fees and incentive fees that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administration Agreement. See “Fees and Expenses,” “Investment Advisory Agreement and Fees” and “Administration Agreement and Fees” for more information.

Q: How will the payment of fees and expenses affect my invested capital?

A: The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our stockholders and (4) the net asset value of your shares of common stock.

Q: Are there any restrictions on the transfer of shares?

A: No. Shares of our common stock have no preemptive rights and will be freely transferable. We do not intend to list our securities on any securities exchange, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us. See “Risk Factors — Risks Related to an Investment in Our Common Stock.”

Q: Will I be able to sell my shares of common stock in a secondary market?

A: We do not intend to list our shares on a securities exchange during the offering period, and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares, stockholders may not be able to sell their shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q: Will I otherwise be able to liquidate my investment?

A: We intend to seek to complete a liquidity event for our stockholders within seven years following the expiration of the offering period, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering if we have not conducted a public offering in any continuous two-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our common shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your common shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the common shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Q: Will the distributions I receive be taxable?

A: Yes. Although we intend to maintain our qualification as a RIC and generally not pay federal corporate-level taxes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. See “Tax Matters.”

Q: When will I get my detailed tax information?

A: We intend to send to each of our non-corporate U.S. stockholders, within 75 days after the end of each calendar year, a Form 1099-DIV detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q: Who can help answer my questions?

A: If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

SC Distributors, LLC

610 Newport Center Drive

Suite #350

Newport Beach, CA 92660

949-706-8640

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our Consolidated Financial Statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. The financial information as of and for the fiscal years ended December 31, 2014, 2013, and 2012 set forth below was derived from our audited consolidated financial statements and related notes. The financial information as of and for the three months ended June 30, 2015 and 2014 was derived from our unaudited financial statements and related notes. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance.

Selected Financial Data	At and for the Six Months Ended June 30, 2015, (unaudited)	At and for the Year Ended December 31, 2014	At and for the Year Ended December 31, 2013	At and for the Year Ended December 31, 2012
Statement of Operations data:
Total investment income	$38,307,266	$39,391,455	$8,007,002	$1,235,116
Base management fees	7,963,543	8,976,657	1,906,386	319,530
Incentive fee	2,392,892	(183,617)	182,989	628
All other expenses	6,939,572	11,032,000	574,082	424,926
Net investment income	21,011,259	19,566,415	5,343,545	490,032
Unrealized appreciation/depreciation on total investments	(2,731,133)	(12,525,678)	839,817	(19,160)
Net realized gain/loss on total investments	5,287,120	7,011,513	97,424	22,298
Net increase in net assets resulting from operations	23,567,246	14,052,250	6,280,786	493,170
Per share data:
Net asset value per common share at period/year end	$8.96	$8.97	$9.18	$8.96
Net investment income	0.33	0.55	0.72	0.33
Net realized gains/(losses) on total investments	0.08	0.20	0.01	0.01
Net unrealized appreciation/(depreciation) on total investments	(0.02)	(0.35)	0.12	(0.01)
Net increase in net assets resulting from operations	0.39	0.40	0.85	0.33
Dividends declared	0.40	0.80	0.80	0.40
Issuance of common stock above net asset value	—	0.19	0.17	—
Balance Sheet data at year end:
Total investment portfolio at fair value	$871,144,119	$616,915,093	$137,801,537	$30,580,211
Cash collateral on total return swap	61,458,766	56,877,928	6,706,159	—
Total investments	932,602,885	673,793,021	144,507,696	30,580,211
Cash and cash equivalents	24,131,786	65,749,154	34,939,948	6,651,767
Other assets	20,650,305	16,523,457	6,759,194	1,608,400
Total assets	977,384,976	756,065,632	186,206,838	38,840,378
Total liabilities	338,360,842	269,545,719	33,204,565	18,217,396
Total net assets	639,024,134	486,519,913	153,002,273	20,622,982
Other data:
Weighted average yield on total investments(1)	10.9%	10.8%	10.0%	11.0%
Number of investments in investment portfolio at year end	85	73	49	34

(1)	The weighted average yield represents amortized total investments yield to maturity including the yield of cash collateral on the total return swap.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the quarters for the fiscal years ended December 31, 2014 and 2013 and for the quarters ended June 30, 2015 and March 31, 2015. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	For the quarter ended	For the quarter ended
(Dollars in thousands, except per share data)	June 30, 2015	March 31, 2015
Total investment income	$22,300,447	$16,006,819
Net investment income	$12,111,932	$8,899,327
Net increase in net assets from operations	$11,569,366	$11,997,880
Net investment income per share	$0.18	$0.15
Net increase in net assets from operations per share	$0.17	$0.21
Net asset value per share at end of period	$8.96	$8.98

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total investment income	$15,926,766	$12,054,651	$6,813,824	$4,596,214
Net investment income	$9,005,148	$4,312,499	$3,756,119	$2,492,649
Net increase/(decrease) in net assets from operations	$(3,953,390)	$6,322,763	$7,235,329	$4,447,548
Net investment income per share	$0.18	$0.11	$0.13	$0.12
Net increase/(decrease) in net assets from operations per share	$(0.08)	$0.16	$0.25	$0.22
Net asset value per share at end of period	$8.97	$9.22	$9.25	$9.20

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total investment income	$3,393,010	$2,029,631	$1,526,284	$1,058,077
Net investment income	$2,029,585	$1,625,608	$1,154,119	$534,233
Net increase/(decrease) in net assets from operations	$2,955,440	$1,444,156	$490,003	$1,391,187
Net investment income per share	$0.15	$0.21	$0.22	$0.17
Net increase/(decrease) in net assets from operations per share	$0.22	$0.18	$0.09	$0.43
Net asset value per share at end of period	$9.18	$9.14	$9.13	$9.18

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States, or the US, from “AAA” to “AA+” in August 2011. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in January 2015, the Federal Reserve reaffirmed its view that the current target range for the federal funds rate was appropriate based on current economic conditions. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United states financial markets. Moreover, there are concerns that the recent economic slowdown in China could have a negative impact on markets throughout the world. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

Cyber security failures or breaches by our investment adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate its net asset value, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

If we are unable to maintain the availability of our electronic data systems and safeguard the security of our data, our ability to conduct business may be compromised, which could impair our liquidity, disrupt our business, damage our reputation and cause losses.

Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. We are subject to cybersecurity risks. Information cyber security risks have significantly increased in recent years and, while we have not experienced any material losses relating to cyber attacks or other information security breaches, we could suffer such losses in the future. Our computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties, which could result in significant losses or reputational damage. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We currently do not maintain insurance coverage relating to cybersecurity risks, and we may be required to expend significant additional resources to modify our protective measures or to investigate and remediate vulnerabilities or other exposures, and we may be subject to litigation and financial losses that are not fully insured.

Third parties with which we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.

We may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the United States and many other countries have recently experienced or are experiencing.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for ratesetting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013, and in early 2014 the NYSE Euronext replaced the BBA as LIBOR’s administrator. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the medium- and large-sized U.S. corporate debt market may experience similar or worse disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on our Advisor’s ability to manage and support our investment process. If the Advisor was to lose a significant number of its key professionals, our ability to achieve our investment objective could be significantly harmed.

We have no internal management capacity or employees other than our appointed executive officers and are dependent upon the investment expertise, skill and network of business contacts of our Advisor to achieve our investment objective. Our Advisor will evaluate, negotiate, structure, execute, monitor, and service our investments. Our future success depends to a significant extent on the continued service and coordination of our Advisor, including its key professionals. The departure of a significant number of our Advisor’s key professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective also depends on the ability of our Advisor to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Advisor may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisor may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has termination provisions that allow the agreement to be terminated by us on 60 days’ notice or by SIC Advisors on 120 days’ notice without penalty.

We depend upon senior management personnel of SIC Advisors for our future success, and if SIC Advisors is unable to retain qualified personnel or if SIC Advisors loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on our investment management team, or the Investment Team, which is provided by SIC Advisors, for the identification, final selection, structuring, closing and monitoring of our investments. Our Investment Team is integral to our asset management activities and has critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on our Investment Team’s continued service to SIC Advisors. The departure of any of the members of SIC Advisors’ Investment Team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that SIC Advisors will remain our investment adviser or our administrator.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and Investment Team while they were employed at prior positions.

The track record and achievements of the senior management and Investment Team of SIC Advisors are not necessarily indicative of future results that will be achieved by our investment adviser. As a result, our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and Investment Team while they were employed at prior positions.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected and qualified to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements in order to not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, which allows us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

The amount of any distributions we pay is uncertain. We may not be able to pay you distributions or be able to sustain them and our distributions may not grow over time.

We began declaring semi-monthly distributions, which are paid on a monthly basis, to our stockholders beginning in July 2012 and intend to continue declaring semi-monthly distributions to stockholders, to the extent that we have assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions that we make will be at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our board of directors may deem to be relevant. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. As a result, we cannot assure you that we will pay distributions to our stockholders in the future.

Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions, which may reduce the amount of capital we ultimately invest in assets.

The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering. In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in portfolio companies. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us.

You will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under our share repurchase program, you may not be able to recover the amount of your investment in our shares.

Our share repurchase program includes numerous restrictions that limit your ability to sell your shares. Unless our board of directors determines otherwise, we limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable quarter to repurchase shares. We limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. In addition, our board of directors may suspend or terminate the share repurchase program. We will notify you of such developments: (i) in our periodic or current reports or (ii) by means of a separate mailing to you. In addition, we will have discretion to suspend or terminate the program, and to cease repurchases. Further, the program may have many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

SIC Advisors depends on its relationships with corporations, financial institutions and investment firms, and we rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If SIC Advisors fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom SIC Advisors have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under Accounting Standards Codification Topic 820 — Fair Value Measurements and Disclosures. This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to our stockholders.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree.

If SIC Advisors is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of SIC Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of SIC Advisors’ investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

SIC Advisors’ senior management team is comprised of members of the senior management team for Medley LLC, and they manage other investment funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other stockholders.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”

We are uncertain of our sources for funding our future capital needs. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In addition, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We are also not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements applicable to RICs under

Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. See “Tax Matters.”

If we internalize our management functions, your interest in us could be diluted, we could incur other significant costs associated with being self-managed and may not be able to retain or replace key personnel, and we may have increased exposure to litigation as a result of internalizing our management functions.

We may internalize management functions provided by our Advisor. Our board of directors may decide in the future to acquire assets and personnel from our Advisor or its affiliates for consideration that would be negotiated at that time. There can be no assurances that we would be successful in retaining our Advisor’s key personnel in the event of a management internalization transaction. In the event we were to acquire our Advisor we cannot be sure of the form or amount of consideration or other terms relating to any such acquisition, which could take many forms, including cash payments, promissory notes and/or shares of our stock. The payment of such consideration could reduce our net investment income.

We cannot reasonably estimate the amount of fees to our Advisor we would avoid paying, and the costs we would incur, if we acquired our Advisor, or acquired assets and personnel from it. If the expenses we assume as a result of management internalization are higher than the expenses we avoid paying to our Advisor, our net investment income would be lower than it otherwise would have been had we not acquired these entities, or acquired assets and personnel from these entities.

Additionally, if we internalize our management functions, we could have difficulty integrating these functions. Currently, the officers and associates of Medley perform general and administrative functions, including accounting and financial reporting. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring additional costs and divert our management’s attention from effectively managing our portfolio or our operations.

In recent years, management internalization transactions have been the subject of stockholder litigation. Stockholder litigation can be costly and time-consuming, and there can be no assurance that any litigation expenses we might incur would not be significant or that the outcome of litigation would be favorable to us. Any amounts we are required to expend defending any such litigation will reduce our net investment income.

Risks Related to SIC Advisors and its Respective Affiliates

Our dealer manager may face conflicts of interest as a result of a compensation arrangement between one of its affiliates and SIC Advisors.

In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a written agreement, an affiliate of the dealer manager, Strategic Capital, is entitled to receive up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment adviser. The purpose of this arrangement is to permit our Advisor to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital holds a non-voting interest in SIC Advisors which entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors.

As a result of this compensation arrangement, our dealer manager has a financial interest in the performance of the assets recommended by SIC Advisors. The dealer manager may face conflicts of interest as a result and may have an incentive to influence our Advisor to select investments that may not be in our best interest.

Our incentive fee structure may create incentives for SIC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to SIC Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, SIC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, SIC Advisors may benefit when capital gains are recognized and, because SIC Advisors determines when a holding is sold, SIC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how SIC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve borrowings or incurrence of leverage in the ordinary course, our independent directors approve our credit facilities, including the maximum amount of leverage we may employ, and will periodically review SIC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance through their quarterly review of our portfolio and annual review of our investment advisory and administration agreements. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, SIC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to SIC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for SIC Advisors to the extent that it may encourage SIC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. SIC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because SIC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

SIC Advisors and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us, which could result in actions that are not in the best interests of our stockholders.

SIC Advisors and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, because the base management fee that we pay to SIC Advisors is based on our gross assets, SIC Advisors may benefit if we incur indebtedness.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when SIC Advisors, its senior management and Investment Team, and members of its Investment Committee have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the senior members of SIC Advisors hold controlling or minority equity interests, or have the right to acquire such equity interests, in some of our portfolio companies. As a result, the senior members of SIC Advisors may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the senior members of SIC Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions on our behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

The time and resources that individuals associated with SIC Advisors devote to us may be diverted, and we may face additional competition due to the fact that SIC Advisors is not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

SIC Advisors is not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. The time and resources that our Advisor devotes to us may be diverted, and during times of intense activity in other programs it may devote less time and resources to our business than is necessary or appropriate. As a result of these competing demands on their time and the fact that they may engage in other business activities on behalf of themselves and others, these individuals face conflicts of interest in allocating their time. These conflicts of interest could result in declines in the returns on our investments and the value of your investment. In addition, we may compete with any such investment entity for the same investors and investment opportunities. While we may co-invest with such investment entities to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. In this regard, the Exemptive Order allows us additional latitude to co-invest with certain affiliates. Nevertheless, the Exemptive Order requires us to meet certain conditions in order to invest in certain portfolio companies in which our affiliates are investing or are invested. Affiliates of SIC Advisors, whose primary business includes the origination of investments, engage in investment advisory businesses with accounts that compete with us.

SIC Advisors may, from time to time, possess material non-public information, limiting our investment discretion.

SIC Advisors and members of its senior management and Investment Teams and Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

We may be obligated to pay our Advisor incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles SIC Advisors to receive an incentive fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay SIC Advisors an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. SIC Advisors is not obligated to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in our paying an incentive fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash (such as deferred interest that is accrued as original issue discount) and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Tax Matters.”

The management and incentive fees we pay to our Advisor may induce our Advisor to make speculative investments.

The incentive fee payable by us to SIC Advisors may create an incentive for SIC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage SIC Advisors to use leverage to increase the return on our investments. In addition, the fact that our management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage SIC Advisors to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

There are certain risks relating to the investment that SIC Advisors made in us.

SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds to us of $10,000,000. The issuance of shares to SIC Advisors was made immediately after our prior registration statement was declared effective by the SEC. Thus, SIC Advisors, or any person or entity to which such shares may be transferred, will be a significant stockholder for a period of time until we are able to raise substantial proceeds in this offering. As a result and given the fact that SIC Advisors is our investment advisor and certain of its principals serve as our executive officers and members of our board of directors, SIC Advisors will be able to exert significant influence over our management and policies. As a result, SIC Advisors, or any person or entity to which such shares may be transferred, may ultimately have the ability to take actions with respect to their voting of such shares that may not be in our or our stockholders’ best interest.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our Advisor as well as our officers or directors or their affiliates. The SEC has interpreted the BDC regulations governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment advisor. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company that is controlled by a fund managed by our Advisor or its respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside other clients of our Advisor and its affiliates, including other entities they manage in certain circumstances where doing so is consistent with applicable law, the Exemptive Order and SEC staff interpretations and guidance. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and investment objectives, among other things, will be offered to us and similar eligible accounts, as periodically determined by our Advisor and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our Advisor. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other clients of our Advisor or its affiliates is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the Exemptive Order, our Advisor will need to decide which client or clients will proceed with the investment. Under our Advisor’s allocation policy, such determinations will be made based on the principal that investment opportunities shall be offered to eligible clients on an alternating basis that will be fair and equitable over time. As a result, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a client of our Advisor or its affiliate holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by our Advisor’s affiliates’ clients. However, our Advisor’s affiliates’ clients may invest in, and gain control over, one of our portfolio companies. If our Advisor’s affiliates’ client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, our Advisor may be unable to implement our investment strategy as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisor may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisor may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than us as a result of such transactions, our interests may not be aligned.

There may be conflicts related to obligations SIC Advisors’ senior management and Investment Team and members of its Investment Committee have to other clients.

The members of the senior management and Investment Teams and the Investment Committee of SIC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by SIC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, the personnel that comprises SIC Advisors’ Investment Team, have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of SIC Advisors.

Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of SIC Advisors currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of SIC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, SIC Advisors.

We have received an order from the SEC which permits us to co-invest with certain other investment funds managed by SIC Advisors or its affiliates, subject to the conditions included therein. In situations where we cannot co-invest with other investment funds managed by SIC Advisors or its affiliates, the investment policies and procedures of SIC Advisors generally require that such opportunities be offered to us and such other investment funds on an alternating basis. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

Our ability to sell or otherwise exit investments in which affiliates of SIC Advisors also have an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies, as discussed under “Investments and Portfolio Companies.” Certain private funds advised by the senior members of SIC Advisors also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to BDCs

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in our target market of privately owned U.S. companies. As a result of these new entrants, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure criteria. If we are forced to match these criteria to make investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state, and federal level. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisor. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities.

Pending legislation may allow us to incur additional leverage.

As a business development company, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

Risks Related to our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors.

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Senior Secured Debt and Second Lien Secured Debt.    When we invest in senior secured term debt and second lien secured debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our security interest could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt security. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the investment terms, or at all, or that we will be able to collect on the investment should we be forced to enforce our remedies.

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Subordinated Debt.    Our subordinated debt investments will generally be subordinated to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

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Equity Investments.    We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Most loans in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

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Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

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For accounting purposes, cash distributions to stockholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.

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In the case of payment-in-kind, or PIK, “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the base management fee, and increasing the investment income, thus increasing the incentive fee.

•	Original issue discount creates risk of non-refundable cash payments to the Advisor based on non-cash accruals that may never be realized.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or SIC Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser has material non-public information regarding such portfolio company.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured debt. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisor’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, SIC Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of SIC Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We also may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

We may acquire indirect interests in loans rather than direct interests, which would subject us to additional risk.

We may make or acquire loans or investments through participation agreements. A participation agreement typically results in a contractual relationship only with the counterparty to the participation agreement and not with the borrower. SIC Advisors has adopted best execution procedures and guidelines to mitigate credit and counterparty risk when we acquire a loan through a participation agreement. In investing through participations, we will generally not have a right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the counterparty selling the participation. In the event of insolvency of the counterparty, we, by virtue of holding participation interests in the loan, may be treated as its general unsecured creditor. In addition, although we may have certain contractual rights under the loan participation that require the counterparty to obtain our consent prior to taking various actions relating to the loan, we cannot guarantee that the counterparty will seek such consent prior to taking various actions. Further, in investing through participation agreements, we may not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that we would otherwise conduct if we were investing directly in the loan, which may result in us being exposed to greater credit or fraud risk with respect to the borrower or the loan than we expected when initially purchasing the participation. See “Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” above.

We have entered into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

Our wholly-owned, special purpose financing subsidiary, Arbor, has entered into a TRS for a portfolio of senior secured assets with Citibank, N.A., or Citibank. See “Management’s Discussion and Analysis of Financial

Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap” for a more detailed discussion of the terms of the TRS between Arbor and Citibank.

A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

The TRS with Citibank enables us, through our ownership of Arbor, to obtain the economic benefit of owning the assets subject to the TRS, despite the fact that such assets will not be directly held or otherwise owned by us or Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to us borrowing funds to acquire assets and incurring interest expense to a lender.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the assets underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could, in the aggregate, be significant.

A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In the case of the TRS with Citibank, Arbor is required to post cash collateral amounts to secure its obligations to Citibank under the TRS. Citibank, however, is not required to collateralize any of its obligations to Arbor under the TRS. Arbor bears the risk of depreciation with respect to the value of the assets underlying the TRS and is required, under the terms of the TRS, to post additional collateral on a dollar-for-dollar basis in the event of depreciation in the value of the underlying assets after such value decreases below a specified amount. The amount of collateral required to be posted by Arbor is determined primarily on the basis of the aggregate value of the underlying assets.

Arbor is required to initially cash collateralize a specified percentage of each asset (generally 25% of the market value of such asset) included under the TRS in accordance with margin requirements described in the TRS Agreement. The limit on the additional collateral that Arbor may be required to post pursuant to the TRS is equal to the difference between the full notional amount of the assets underlying the TRS and the amount of cash collateral already posted by Arbor (determined without consideration of the initial cash collateral posted for each asset included in the TRS). Arbor’s maximum liability under the TRS is the amount of any decline in the aggregate value of the assets subject to the TRS, less the amount of the cash collateral previously posted by Arbor. Therefore, the absolute risk of loss with respect to the TRS is the notional amount of the TRS.

In addition to customary events of default and termination events, the agreements governing the TRS with Citibank, which are collectively referred to herein as the TRS Agreement, contain the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the TRS Agreement; (c) a default by Arbor or us with respect to indebtedness in an amount equal to or greater than the lesser of $10.0 million and 2% of our net asset value at such time; (d) a merger of Arbor or us meeting certain criteria; (e) either us or Arbor amending its constituent documents to alter our investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; (f) SIC Advisors ceasing to be the investment manager of Arbor or having authority to enter into transactions under the TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank; (g) SIC Advisors ceasing to be our investment adviser; (h) Arbor failing to comply with its investment strategies or restrictions to the extent such non-compliance has or could reasonably be expected to have a material adverse effect; (i) Arbor becoming liable in respect of any obligation for borrowed money, other than arising under the TRS Agreement; (j) we dissolve or liquidate; (k) there occurs, without the prior consent of Citibank, any material change to or departure from our policies or the policies of Arbor that may not be changed without the vote of our stockholders and that relates to Arbor’s performance of its obligations under the TRS Agreement; and (l) we violate certain provisions of the 1940 Act or our election to be regulated as a BDC is revoked or withdrawn.

In addition to the rights of Citibank to terminate the TRS following an event of default or termination event as described above, Citibank may terminate the TRS on or after the second anniversary of the effective date of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effective date of the TRS will result in payment of an early termination fee to Citibank. Under the terms of the TRS, the early termination fee will equal the present value of the following two cash flows: (a) interest payments at a rate equal to 1.35% based on 70% of the maximum notional amount of $200,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $200,000,000, payable from the later of the first anniversary of the effective date of the TRS or the termination date until the second anniversary of the effective date of the TRS.

Other than during the first 365 days and the last 60 days of the term of the TRS, Arbor is required to pay a minimum usage fee of 1.00% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS.

Upon any termination of the TRS, Arbor will be required to pay Citibank the amount of any decline in the aggregate value of the assets subject to the TRS or, alternatively, will be entitled to receive the amount of any appreciation in the aggregate value of such assets. In the event that Citibank chooses to exercise its termination rights, it is possible that Arbor will owe more to Citibank or, alternatively, will be entitled to receive less from Citibank than it would have if Arbor controlled the timing of such termination due to the existence of adverse market conditions at the time of such termination.

In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage. See “— Risks Related to Debt Financing” below.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve lending directly to private companies. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Risks Relating to Debt Financing

At June 30, 2015, we had approximately $320.5 million of outstanding indebtedness under the syndicated revolving credit facility with ING Capital LLC and a revolving credit facility with JPMorgan Chase through Alpine Funding LLC, our wholly-owned special purpose financing subsidiary.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of fees and expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $977.4 million in total assets, (ii) a weighted average cost of funds of 3.38%, (iii) $320.5 million in debt outstanding and (iv) $639.0 million in stockholders’ equity. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of fees and expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	—%	5%	10%
Corresponding return to stockholders(1)	(17.0)%	(9.3)%	(1.7)%	6.0%	13.6%

(1)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2015 total assets of at least 1.7%.

In addition, we have entered into a total return swap with Citi which provides us with exposure to a portfolio of loans with a maximum aggregate market value of $300 million. See “Risk Factors —Risks Related to Our Investments — We have entered into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Because we use borrowed funds to make investments or fund our business operations, we are exposed to risks typically associated with leverage which increase the risk of investing in us.

We intend to borrow funds through draws from our Revolving Credit Facility to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

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our common shares may be exposed to an increased risk of loss because a decrease in the value of our investments may have a greater negative impact on the value of our common shares than if we did not use leverage;

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if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

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our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	the Revolving Credit Facility is subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•	the Revolving Credit Facility contains covenants restricting our operating flexibility; and

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities.

Covenants in the Revolving Credit Facility may restrict our financial and operating flexibility.

We maintain the Revolving Credit Facility with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The Revolving Credit Facility is secured by substantially all of our assets, subject to certain exclusions. Availability of loans under the Revolving Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism. Borrowings under the Revolving Credit Facility are subject to, among other things, a minimum borrowing/collateral base. Substantially all of our assets are pledged as collateral under the Revolving Credit Facility. The Revolving Credit Facility require us to, among other things (i) make representations and warranties regarding the collateral as well as our business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Facilities also include default provisions such as the failure to make timely payments under the Revolving Credit Facility, as the case may be, the occurrence of a change in control, and our failure to materially perform under the operative agreements governing the Revolving Credit Facility, which, if not complied with, could accelerate repayment under the Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

As a result of such covenants and restrictions in the Revolving Credit Facility, we will be limited in how we conduct our business and we may be unable to raise additional debt or equity financing to take advantage of new business opportunities. In addition, our ability to satisfy the financial requirements required by the Facilities can be affected by events beyond our control and we cannot assure you that we will meet these requirements. We cannot assure you that we will be able to maintain compliance with these covenants in the future and, if we fail to do so, we may be in default under the Facilities, and we may be prohibited from undertaking actions that are necessary or desirable to maintain and expand our business.

Default under the Revolving Credit Facility could allow the lender(s) to declare all amounts outstanding to be immediately due and payable. If the lender(s) declare amounts outstanding under the Revolving Credit Facility to be due, the lender(s) could proceed against the assets pledged to secure the debt under the Revolving Credit Facility. Any event of default, therefore, could have a material adverse effect on our business if the lender(s) determine to exercise their rights.

Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use our existing debt to finance our investments. In periods of rising interest rates, our cost of funds will increase to the extent we access the Revolving Credit Facility, since the interest rate on the Revolving Credit Facility is floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to SIC Advisors.

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our stockholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. In addition, our stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisor.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on our Advisor and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to stockholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Advisor’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. The amount of leverage that we will employ will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

We will be exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. Since we may use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

In addition, due to the continuing effects of the prolonged economic crisis and recession that began in 2007, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate debt could see their payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to repay their debt. Investments in companies with adjustable-rate debt may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed rates may decline in value because they are locked in at below market yield.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to an Investment in our Common Stock

The success of this offering is dependent, in part, on the ability of the dealer manager to implement its business strategy, to hire and retain key employees and to successfully establish, operate and maintain a network of broker-dealers. Our dealer manager also serves as the dealer manager for the distribution of securities of other issuers and may experience conflicts of interest as a result.

The success of this offering and our ability to implement our business strategy is dependent upon the ability of our dealer manager to hire and retain key employees, establish, operate and maintain a network of licensed securities broker-dealers and other agents and implement its business strategy. If the dealer manager is unable to hire qualified employees, build a sufficient network of broker-dealers and implement its business strategy, we may not be able to raise adequate proceeds through this offering to implement our investment strategy.

In addition, the dealer manager serves as the dealer manager for or participate in the distribution of the securities of other issuers. As a result, the dealer manager may experience conflicts of interest in allocating its time between this offering and such other issuers, which could adversely affect our ability to raise adequate proceeds through this offering and implement our investment strategy. Further, the participating broker-dealers retained by the dealer manager may have numerous competing investment products, some with similar or identical investment strategies and areas of focus as us, which they may elect to emphasize to their retail clients.

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares of common stock than anticipated if our board of directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. As a result, your purchase price may be higher than the prior subscription closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior subscription closing price. See “Determination of Net Asset Value.”

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. In the event of a decrease to our net asset value per share, you could pay a premium of more than 2.5% for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%. See “Plan of Distribution.”

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

Our continuous offering is being made on a best efforts basis, whereby our dealer manager and participating broker-dealers are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our shares are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any will develop in the future. A future liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our investment portfolio intact while providing our stockholders with access to a trading market for their securities.

There can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. Prior to a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

Also, since a portion of the public offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by the stockholders will not be invested in portfolio companies. As a result, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to participation in our share repurchase program.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed, will trade at, above or below net asset value.

Our ability to conduct our continuous offering successfully is dependent, in part, on the ability of our dealer manager to successfully establish, operate and maintain relationships with a network of broker-dealers, which will in turn sell a sufficient number of shares of our common stock for us to achieve our investment objective.

Our dealer manager may not be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses.

The success of our public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our dealer manager to establish and maintain relationships with a network of licensed securities broker-dealers and other agents to sell our shares. If our dealer manager fails to perform, we may not be able to raise adequate proceeds through our public offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.

We are not obligated to complete a liquidity event; therefore, it will be difficult for an investor to sell his or her shares.

There can be no assurance that we will complete a liquidity event. If we do not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to our share repurchase program, which we have no obligation to maintain.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors paid an offering price that includes the related sales load and to the extent investors have the ability to sell their shares pursuant to our share repurchase program, then the price at which an investor may sell shares, which will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our articles of incorporation authorizes us to issue up to 250,000,000 shares of common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board may elect to sell additional shares in the future, issue equity interests in private offerings, or issue share-based awards to our independent directors or persons associated with the Advisor. To the extent we issue additional equity interests at or below net asset value, after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the net asset and fair value of his or her shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

Preferred stock could be issued with rights and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval, which could potentially adversely affect the interests of existing stockholders. In the event we issue preferred stock, this prospectus will be supplemented accordingly; however, doing so would not require a stockholder vote, unless we seek to issue preferred stock that is convertible into our common stock.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

If we issue preferred stock, we cannot assure you that such issuance would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of our common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of our directors until such arrearage is completely eliminated. In addition, preferred stockholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly would be able to veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Certain provisions of the Maryland Corporation Law and the Investment Advisory Agreement could deter takeover attempts.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our board of directors were to amend our bylaws to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk and volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of SIC Advisors or certain of its respective key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The price which you pay for our shares may not reflect our current net asset value at the time of your subscription.

In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Also we will file a supplement to the prospectus with the SEC, or amend our registration statement if our net asset value per share: (i) declines more than 10% from the net asset value per share as of the effective date of this registration statement or (ii) increases to an amount that is greater than the net proceeds per share as stated in the prospectus. Therefore, the net proceeds per share, net of all sales load, from a new investor may be in excess of the then current net asset value per share.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We would also be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. See “Tax Matters.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in us is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including, but not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	changes in the economy;

•	risk associated with possible disruptions in our operations or the economy generally;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with SIC Advisors and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of SIC Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of SIC Advisors and its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	the effect of changes in laws or regulations affecting our operations or to tax legislation and our tax position.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

ESTIMATED USE OF PROCEEDS

We intend to use substantially all of the net proceeds from this offering, after payment of certain fees and expenses, to make investments in accordance with the investment objective and strategies described in this prospectus, although we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use for distributions. These proceeds may be used for working capital. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund distributions, are expected to be reinvested by us in assets in accordance with our investment objective and investment strategies.

Based on prevailing market conditions, and depending on our evaluation of the investment opportunities then available, we thereafter anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest a substantive portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our stockholders. We have not established limits on the amount of proceeds that we may use to fund distributions. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering if we sell: (1) $100 million in shares of our common stock and (2) the aggregate number of shares registered under this registration statement, or 69,000,000 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock, if any, we sell in the offering. The table below assumes that shares of our common stock are sold at the current offering price of $10.00 per share.

The amounts in the table below assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisors or banks acting as trustees or fiduciaries, and sales to our affiliates. The reduction in these fees, as appropriate, will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	$100 Million Raised		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$100,000,000	100%	$690,000,000	100%
Less:
Selling commissions	$7,000,000	7.00%	$48,300,000	7.00%
Dealer manager fee	$2,750,000	2.75%	$18,975,000	2.75%
Offering expenses	$1,250,000	1.25%	$8,625,000	1.25%

Net Proceeds/Amount Available for Investments	$89,000,000	89.00%	$614,100,000	89.00%

In addition to the sales load, we estimate that we will incur in connection with this offering approximately $3,588,000 million of offering expenses if the maximum number of shares is sold at $10.00 per share. In accordance with the terms of the Investment Advisory Agreement, SIC Advisors was responsible for paying all other organization and offering expenses incurred by us until such time that we raised $300 million in gross proceeds. Since June 2, 2014, the date on which the company surpassed the $300 million threshold, we have been be responsible for paying such expenses on our own behalf. In addition, in connection with the expenses incurred prior to June 2, 2014, we had to reimburse SIC Advisors for other organization and offering expenses incurred by SIC Advisors on behalf of us in an amount equal to 1.25% of the gross proceeds raised by us in such offerings. All such expenses have been reimbursed to SIC Advisors in full as of February 2015.

We may reimburse our dealer manager for certain expenses that are deemed underwriting compensation. Assuming an aggregate selling commission and a dealer manager fee of 9.75% of the gross offering proceeds, we would reimburse the dealer manager in an amount up to 0.25% of the gross offering proceeds. In the event the aggregate selling commission and dealer manager fees are less than 9.75% of the gross offering proceeds, we would reimburse the dealer manager for expenses in an amount greater than 0.25% of the gross offering proceeds.

There can be no assurance that we will be able to sell all of the shares that we are registering. If we sell only a portion of the shares that we are registering, we may be unable to achieve our investment objective.

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through what we believe to be disciplined due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of SIC Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe that a flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics. We originate transactions sourced through SIC Advisors’ Investment Team’s network, and, to a lesser extent, expect to acquire debt securities through the secondary market.

We seek to invest primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of SIC Advisors’ Investment Team. While the construction of our portfolio will vary over time, we anticipate that the portfolio will continue to be comprised primarily of investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We expect to originate the majority of our investments through Medley’s direct origination platform, and in particular through negotiated co-investment transactions with certain of Medley’s affiliates pursuant to the Exemptive Order.

Notwithstanding the foregoing, we may purchase interests in loans through secondary market transactions. We may also invest in equity securities in the form of common or preferred equity in our target companies or receive equity interests such as warrants or options as additional consideration in connection with one of our debt investments. In addition, a portion of our portfolio may be comprised of other securities such as corporate bonds, mezzanine debt, CLOs and other debt investments. However, such investments are not expected to comprise a significant portion of our portfolio.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of SIC Advisors subject to oversight by our board of directors. Prior to raising significant capital, we may make smaller investments and focus on syndicated leveraged loans and high-yield bonds.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include sales of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Investment Objective

Our investment objective is to provide our stockholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing network of SIC Advisors and its affiliates;

•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics;

•	investing primarily in the debt of privately owned, middle market U.S. companies with a focus on transactions sourced through the network of SIC Advisors’ Investment Team;

•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;

•

seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and

•	adhering to an investment approach that emphasizes strong fundamental credit analysis and active portfolio monitoring.

Characteristics of Investments

While we intend to consider each investment opportunity independently, we generally will focus on companies that share the following characteristics:

•

Enterprise Size.    We seek to provide capital to middle market companies that have what we believe to be defensible market positions, stronger franchises and operations and better credit characteristics relative to their peers. Although there are no strict lower or upper limits on the enterprise value of a company in which we may invest, we expect to focus on companies with enterprise values ranging from $50 million to $4 billion.

•

Capital Structure.    We anticipate that our portfolio will consist primarily of senior secured debt, second lien secured debt and, to a lesser extent, subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We will seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•

Management Team.    We intend to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We expect to favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•

Stage of Business Life Cycle.    We intend to seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Industry Focus.    While we will consider opportunities within all industries, we expect to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we will seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We expect to give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•

Geography.    As a BDC under the 1940 Act, we will focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we will consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which we invest.

Investment Types

Our investment approach focuses primarily on investments in first lien senior secured debt securities and second lien secured debt securities, but also includes, to a lesser extent, investments in subordinated debt securities. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. Such equity investments may take the form of either non-controlling or controlling positions. SIC Advisors will seek to manage our allocation between investment types as market conditions change. These investment types are summarized in the subsections below.

In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, the securities of larger public companies and foreign securities which, for purposes of the 1940 Act, may be deemed to be “non-qualifying assets.” All investments by us will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

Senior Secured Debt

We intend to provide senior debt financing to our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to the London Interbank Offer Rate, or LIBOR.

Second Lien Secured Debt

We may provide second-lien secured debt financing to our portfolio companies. We anticipate structuring these investments as junior secured debt that have stated terms of three to ten years. We intend to obtain security interests in the assets of these portfolio companies that will serve as collateral in support of the repayment of such debt. This collateral may take the form of second-priority liens on the assets of a portfolio company and we may enter into an intercreditor agreement with the holders of the portfolio company’s senior secured debt. These investments typically provide for moderate debt amortization in the initial years, with the majority of the amortization deferred until maturity. Our second-lien secured debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin to LIBOR.

Subordinated Debt

We may provide subordinated debt financing to our portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s initial public offering.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender, but not the borrower. However, when we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company or BDC are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company or BDC, invest more than 5% of the value of our total assets in the securities of one registered investment company or BDC or invest more than 10% of the value of our total assets in the securities of more than one registered investment company or BDC. With regard to that portion of our portfolio invested in securities issued by registered investment companies or BDCs, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

SIC Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating “put” rights and “call protection” into the investment structure where possible; and

•

negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek to impose, but are not required to impose, significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of SIC Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is generally not our policy to engage in transactions with the objective of seeking profits from short-term trading, though we may do so on an opportunistic basis. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus, all of our investment policies may be changed by the board of directors without stockholder approval.

Other Factors Affecting Portfolio Construction

As a BDC that is regulated under the 1940 Act and has qualified annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Pursuant to the Exemptive Order, we will be permitted to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is controlled by Medley in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, our board of directors determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for us and other clients, or affiliated funds. Without the Exemptive Order, we would be substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds, as a BDC.

Under the Exemptive Order, investment opportunities that are presented to affiliated funds must be referred to us and vice versa. For each such referral, SIC Advisors independently analyzes and evaluates whether the co-investment transaction is appropriate for us. In addition, co-investment transactions under the Exemptive Order are generally subject to the review and approval by our independent directors, which we refer to as the independent director committee. See “Regulation.” For each co-investment transaction under the Exemptive Order, we follow the conditions of the Exemptive Order, which are designed to ensure the fairness to us of the co-investment transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of the quarter ended June 30, 2015 and fiscal years ended December 31, 2014, 2013 and 2012. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of December 31, 2014, is attached as an exhibit to the prior registration statement filed on April 13, 2015.

The following is a summary of the senior securities as of December 31, 2012.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Prime Brokerage Facility(6)	$17,345,794	$2,189	N/A	(4)	N/A	(5)

The following is a summary of the senior securities as of December 31, 2013.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Revolving Credit Facility	$16,000,000	$—	$—		$—
Total Return Swap	18,149,541	—	—		—

	$34,149,541	$5,480	N/A	(4)	N/A	(5)

The following is a summary of the senior securities as of December 31, 2014.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Revolving Credit Facility	$236,500,000	$—	$—		$—
Total Return Swap	152,645,906	—	—		—

	$389,145,906	$2,250	N/A	(4)	N/A	(5)

The following is a summary of the senior securities as of June 30, 2015 (unaudited).

	Total Amount Outstanding Exclusive of Treasury Securities(1)(7)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Revolving Credit Facility	$320,500,000	$—	$—		$—
Total Return Swap	175,326,468	—	—		—

	$495,826,468	$2,328	N/A	(4)	N/A	(5)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. As of December 31, 2014, the Company’s Asset Coverage Per Unit including unfunded commitments was $2,180. As of June 30, 2015, the Company’s Asset Coverage Per Unit including unfunded commitments was $2,243.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(5)	Not applicable as these classes of securities are not registered for public trading.
(6)	The Prime Brokerage Facility included in the table above was closed on December 4, 2013 and had no balance on December 31, 2014 or 2013.
(7)	As of August 25, 2015, the Company’s outstanding borrowings under the ING revolving credit facility and JPMorgan Chase Bank revolving credit facility were $105,000,000 and $240,000,000, respectively. As of June 30, 2015, the Company’s outstanding borrowings under the ING revolving credit facility and JPMorgan Chase Bank revolving credit facility were 135,000,000 and 185,500,000, respectively.

BUSINESS

Sierra Income Corporation

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are externally managed by SIC Advisors, which is a registered investment adviser under the Advisers Act, and a majority owned subsidiary of Medley. SIC Advisors will be responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. We have elected to be treated for federal income tax purposes, and intend to continue to qualify annually thereafter, as a RIC under Subchapter M of the Code. Our investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by primarily lending to, and investing in the debt of privately owned U.S. middle market companies, which we define as companies with annual revenue between $50 million and $1 billion. We intend to focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We will originate transactions sourced through our existing SIC Advisors’ network, and, to a lesser extent, expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect such investments to be a substantial portion of our portfolio. During our offering period and thereafter, if our Advisor deems it appropriate and to the extent permitted by the 1940 Act, we expect to invest in more liquid debt securities, some of which may trade on a national securities exchange. See “Regulation.”

We believe that the current market environment presents a significant opportunity for our strategy. The trend of bank consolidation that has occurred over the last 20 years has reduced the amount of capital available for middle market borrowers, which we define as borrowers with annual revenues of $50 million to $1 billion. At the same time, demand for capital from these borrowers remains strong. We believe that this favorable supply and demand dynamic will allow us to earn wider spreads with increased equity upside while taking less risk than in recent business cycles. We intend to capitalize on this opportunity through what we believe to be a disciplined and consistent investment approach focused on principal protection. See “Business.”

Our Advisor, through Medley, has access to over 80 employees, including over 44 investment, origination and credit management professionals, and over 36 operations, marketing and distribution professionals, each with what we believe to be extensive experience in their respective disciplines.

We leverage what we believe to be SIC Advisors’ seasoned team and broad network to source compelling investment opportunities. We evaluate these opportunities through an investment approach that emphasizes strong fundamental credit analysis and active portfolio monitoring. We intend to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics.

We may use debt within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings within the context of our investment outlook and the impact of leverage on our investment portfolio. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through a continuous offering, and to enhance stockholder returns. The amount of leverage that we employ will be subject to oversight by our board of directors, including a majority of independent directors with no material interests in such transactions.

We are issuing shares of common stock through this offering, each share of which has equal rights to distributions, voting, liquidation, and conversion. Our common stock is non-assessable, meaning that there is no liability for calls or assessments, nor are there any preemptive rights in favor of existing stockholders. Our distributions will be determined by our board of directors in their sole discretion. We intend to seek to complete a liquidity event within seven years after the completion of our offering stage, or at such earlier time as our board of directors may determine, taking into account market conditions and other factors. We will view our offering stage as complete as of the termination date of our continuous offering, which includes sale conducted under our prior registration statement, our current registration statement and any follow-on registration statement. Because of this timing for our anticipated liquidity event, stockholders may not be able to sell their shares promptly or at a desired price prior to that point. There can be no assurance that we will complete a liquidity event within this time frame or at all. As a result, an investment in our shares is not suitable if you require short-term liquidity with respect to your investment in us.

SIC Advisors

Our investment activities are managed by our investment adviser, SIC Advisors. SIC Advisors is an affiliate of Medley and has offices in New York and San Francisco. In exchange for the provision of certain non-investment advisory services to SIC Advisors, and pursuant to a joint venture agreement, Strategic Capital, an affiliate of the dealer manager owns 20% of SIC Advisors and is entitled to receive distributions equal to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors in its capacity as our investment adviser. The purpose of this arrangement is to permit SIC Advisors to capitalize upon the expertise of the executives of Strategic Capital and its affiliates in providing administrative and operational services with respect to non-exchange traded investment vehicles similar to us. Strategic Capital will provide certain services to, and on behalf of, SIC Advisors, including consulting and non-investment advisory services related to administrative and operational services. For additional discussion of the relationship between SIC Advisors and Strategic Capital, see “The Advisor.”

On November 25, 2013, our affiliates received the Exemptive Order from the SEC. The Exemptive Order permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is controlled by Medley, including Medley Capital Corporation and Sierra Income Corporation. Under the terms of the relief permitting us to co-invest with other funds managed by Medley or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

In situations where co-investment with other funds managed by Medley or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other Medley clients, SIC Advisors and the Medley affiliate will need to decide which client will proceed with the investment. SIC Advisors and the Medley affiliate a will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by Medley or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Medley’s senior management team has an aggregate of over 200 years of experience in the credit business, including origination, underwriting, principal investing and loan structuring. SIC Advisors’ Investment Team, which is provided for by Medley, is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. SIC Advisors’ Investment Team draws on its expertise in a range of sectors, including, but not limited to industrials and transportation, energy and natural resources, financials, healthcare, media and telecom and real estate. In addition, SIC Advisors seeks to diversify our portfolio by company type, asset type, transaction size, industry and geography.

Medley Capital LLC serves as our administrator, provides office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC, and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. See “Administration Agreement and Fees.”

Investment Strategy

Our investment strategy focuses primarily on sourcing investments in private U.S. companies as we seek to construct a portfolio that generates what we believe to be superior risk adjusted returns. Our investment process is centered around three principles:

•	first, disciplined due diligence of each company’s credit fundamentals;

•	second, a detailed and customized structuring process for directly originated investments; and

•	third, regular and ongoing monitoring of the portfolio and proactive risk management.

While the construction of our portfolio will vary over time, we anticipate that the portfolio will be comprised primarily of investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We expect to originate the majority of our investments through Medley’s direct origination platform, and in particular through negotiated co-investment transactions with certain of Medley’s affiliates pursuant to the Exemptive Order.

Notwithstanding the foregoing, we may purchase interests in loans through secondary market transactions. We may also invest in equity securities in the form of common or preferred equity in our target companies or receive equity interests such as warrants or options as additional consideration in connection with our debt investments. In addition, a portion of our portfolio may be comprised of other securities such as corporate bonds, mezzanine debt, CLOs and other debt investments. However, such investments are not expected to comprise a significant portion of our portfolio.

Investment Types

Our investment approach focuses primarily on investments in first lien senior secured debt securities and second lien secured debt securities, but also includes investments in subordinated debt securities. As a result, our debt investments may have various levels of security or may be unsecured. We may seek to invest in common or preferred equity as deemed appropriate by SIC Advisors. Such equity investments may take the form of either non-controlling or controlling positions. SIC Advisors will seek to manage our allocation between investment types as market conditions change. The diagram below outlines the range of securities in a typical portfolio company’s capital structure.

In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, the securities of larger public companies and foreign securities which, for purposes of the 1940 Act, may be deemed to be “non-qualifying assets.” All investments by us will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

Market Opportunity

We believe the middle-market private debt industry is undergoing structural shifts that are creating significant opportunities for non-bank lenders and investors. The underlying drivers of these structural changes, which are outlined below, include: a large addressable market, reduced participation by banks in the private debt markets, particularly within the middle-market, and demand for private debt created by committed and uninvested private equity capital. We intend to focus on taking advantage of this structural shift by lending directly to companies that are underserved by the traditional banking. We expect to source investment opportunities through a variety of channels including direct relationships with companies, financial intermediaries such as national, regional and local bankers, accountants, lawyers and consultants, as well as through financial sponsors that Medley has cultivated over the past eight years. As a leading provider of private debt, Medley is often sought out as a preferred financing partner.

Large Addressable Market. Private debt capital plays an important role in financing U.S. middle-market companies. These companies typically borrow capital to facilitate growth, invest in physical plants and equipment, fund acquisitions, refinance capital structures and provide liquidity to existing shareholders. This financing flexibility enables borrowers to grow without sacrificing equity ownership or control of their businesses. The U.S. middle-market consists of approximately 39,000 businesses with revenues ranging from $50 million to $1 billion. Medley targets private debt investment and lending opportunities to these firms, the largest and most opportune segment of the market.

Number of Businesses by Market

Source:	Deloitte, Mid Market Perspectives — 2013 Report on America’s Economic Engine.
Source:	U.S. Census Bureau, 2007 Economic Census.

Additionally, with $6.7T in revenue, the U.S. middle market alone would rank as the world’s third largest economy.

Top 10 GDPs

Note:	Metrics in trillions of USD.
Source:	International Monetary Fund Historical Data, World Economic Outlook Database, June 2014.

De-Leveraging of the Global Banking System. After an extended period of increasing leverage, commercial and investment banks have been de-leveraging since 2008. Bank consolidation, more prudent balance sheet discipline, changing regulatory capital requirements and the increasing cost and complexity of regulatory compliance have led banks to meaningfully withdraw from markets such as non-investment grade middle market and commercial real estate lending. This has created a significant opportunity for non-bank direct lenders like SIC.

The structural changes in the lending market are evidenced by the decline in the number of banks in the U.S. and the decline in bank participation in the private debt market. According to the Federal Deposit Insurance Corporation, or FDIC, since 1994, the number of FDIC-insured commercial banking institutions in the United States has declined by over 40%, from approximately 10,500 in 1994 to approximately 5,700 as of March 31, 2015.

Simultaneously, bank participation in the non-investment grade lending market has declined from approximately 70% to below 15% over the same time period.

Bank Consolidation and Market Share in Non-Investment Grade Lending

Source:	FDIC, http://www2.fdic.gov/SDI.
Source:	LCD Quarterly, Primary Market for Highly Levered Loans Banks vs. Non-Banks, Q1 2015.

In addition to the continued secular trend of bank consolidations, banks are operating under a new paradigm of increased risk management, focus on capital conservation and continued deleveraging. The ramifications of the difficult economic environment from 2007 to 2011 have constrained the amount of liquidity available to the middle-market and have led to the greatest restructuring of the financial services industry since the Great Depression. The combination of bank consolidation and financial regulatory changes in the wake of the global financial crisis has increasingly driven the larger banks away from the middle-market in favor of larger corporate clients. The smaller regional and community banks continue to struggle with legacy real estate assets, new regulatory burdens and increased Tier 1 capital requirements. As a result of this continued structural shift in the financial services landscape, middle-market corporate borrowers have turned to the private credit markets as an alternative source of capital to fund business growth and expansion. Further highlighting the difficulty of middle-market borrowers to access the public credit markets, the volume of both high-yield and second-lien loan issuances have declined significantly from their highest levels.

Attractive Attributes of Middle Market Debt. As a result of the decline of traditional financing sources, the attractiveness of providing capital in the middle-market has increased. A meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. As such, lenders to private middle-market companies should continue to benefit from attractive pricing. Conventional lending has been returning for larger public companies as evidenced by tightening spreads since 2011. Despite the general normalization of spreads, the graph below shows that middle-market issuers of public debt still face meaningfully higher debt costs than larger corporate borrowers. The spread is more pronounced for middle-market private companies.

Public Debt Spreads for Middle-Market vs. Large Corporate Borrowers

Source: S&P LCD, as of December 31, 2014. Represents spreads over three-month LIBOR.

In addition, as seen in the charts below, middle market loans have lower default rates and higher recovery rates. We believe the combination of these attributes results in attractive risk adjusted returns on a relative basis. The data highlighted below considers loan sizes less than $249 million and greater than $250 million. This shows middle market loans have historically had lower default rates than large market loans (5.8% vs. 6.4%). At the same time, middle market loans have a higher recovery rate than large market loans (87.5% vs. 82.4%).

Source: S&P 2Q13 Institutional Loan Default Review, represents data from 1995 to Q2 2013.

Source: Credit Pro, represents data from 1987 to Q2 2013.

Unfunded Private Equity Commitments Drive Demand for Debt Capital.     According to Preqin, an industry research firm, the total amount of committed and uninvested private equity capital at March 31, 2015 is approximately $1.2 trillion, which we believe will drive significant demand for private debt financing in the coming years. Lending to private companies acquired by financial sponsors requires lenders to move quickly, perform in-depth due diligence and have significant credit and structuring experience. In order to successfully serve this market, lenders need to commit to hold all, or the significant majority of, the debt needed to finance such transactions. We believe that banks, due to the regulatory environment, will continue to reduce their exposure to middle market private loans. We believe this creates a significant supply/demand imbalance for middle market credit, and we are well positioned to bridge the gap.

Private Equity Dry Powder

Source: Preqin as of March 31, 2015.

Potential Competitive Strengths

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.    SIC Advisors’ Investment Team has an aggregate of over 200 years of experience in the credit business, including origination, underwriting, principal investing and loan structuring. Our Advisor, through Medley, has access to over 80 employees, including over 44 investment, origination and credit management professionals, and over 36 operations, marketing and distribution professionals, each with what we believe to be extensive experience in their respective disciplines. Medley employs an integrated and collaborative investment process that leverages the skills and knowledge of our investment and credit management professionals. We believe that this is an important competitive advantage that will allow us to deliver attractive risk-adjusted returns to our investors over time.

Direct Origination, Disciplined Underwriting and Active Credit Management.    We believe that the combination of Medley’s direct origination platform, disciplined underwriting and active credit management is an important competitive advantage and helps us preserve capital and generate attractive risk-adjusted returns for our investors. Our Advisors’ ability to directly originate, structure and lead deals enables us to be more opportunistic and less reliant on traditional sources of origination. It also enables us to control the loan documentation process, including negotiation of covenants, which provides consistent underwriting standards. In addition, we expect to employ active credit management and interact frequently with our borrowers.

Benefits of the Broader Platform.    We believe that we benefit from being a part of the broader Medley platform as we are able to co-invest alongside other vehicles managed by Medley and its affiliates under the Exemptive Order. This allows us access to investments that we may not otherwise have been able to pursue if we were not part of a larger platform.

Operating and Regulatory Structure

We are an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. Our investment activities are managed by SIC Advisors and supervised by our board of directors, a majority of whom are independent of SIC Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation.”

Investment Process

We believe our Advisor, which is provided for by Medley, has cultivated a disciplined and repeatable process for executing, monitoring, structuring and exiting investments.

Identification and Sourcing.    Our Advisor’s experience and reputation have allowed it to generate a substantial and continuous flow of attractive investment opportunities. Our Advisor maintains a strong and diverse network which results in sustained and high quality deal flow. We believe that the breadth and depth of experience of SIC Advisors’ Investment Team across strategies and asset classes, coupled with significant relationships built over the last 20 years, make them particularly qualified to uncover, evaluate and aggressively pursue attractive investment opportunities. We believe that SIC Advisors’ Investment Team has compiled a robust pipeline of transactions ready for possible inclusion in our portfolio by leveraging the broader Medley platform’s deal flow network.

Disciplined Underwriting.    SIC Advisors’ Investment Team performs thorough due diligence and focuses on several key criteria in its underwriting process, including strong underlying business fundamentals, a meaningful equity cushion, experienced management, conservative valuation and the ability to deleverage through cash flows. We expect to often be the agent for the loans we originate and accordingly control the loan documentation and negotiation of covenants, which will allow us to maintain consistent underwriting standards. Our Advisor’s underwriting process also involves engagement of industry experts and third party consultants.

Prior to making an investment, the Investment Team subjects each potential borrower to an extensive credit review process, which typically begins with an analysis of the market opportunity, business fundamentals, company operating metrics and historical and projected financial analysis. The Investment Team also compares liquidity, operating margin trends, leverage, free cash flow and fixed charge coverage ratios for each potential investment to industry metrics. Areas of additional underwriting focus include management or sponsor (typically a private equity firm) experience, management compensation, competitive landscape, regulatory environment, pricing power, defensibility of market share and tangible asset values. Background checks are conducted and tax compliance information may also be requested on management teams and key employees. In addition, the Investment Team contacts customers, suppliers and competitors and performs on-site visits as part of a routine business due diligence process.

The Investment Team routinely uses third party consultants and market studies to corroborate valuation and industry specific due diligence, as well as provide quality of earnings analysis. Experienced legal counsel is engaged to evaluate and mitigate regulatory, insurance, tax or other company-specific risks.

After the Investment Team completes its final due diligence, each proposed investment is presented to our Advisor’s investment committee and subjected to extensive discussion and follow-up analysis, if necessary. A formal memorandum for each investment opportunity typically includes the results of business due diligence, multi-scenario financial analysis, risk-management assessment, results of third-party consulting work, background checks (where applicable) and structuring proposals. Our Advisor’s investment committees requires a majority vote to approve any investment, although unanimous agreement is sought.

Active Credit Management.    Our Advisor employs active credit management. Our Advisor’s process includes frequent interaction with management, monthly or quarterly review of financial information and attendance at board of directors’ meetings as observers. Investment professionals with deep restructuring and workout experience support our credit management effort. The Investment Team also evaluates financial reporting packages provided by portfolio companies that detail operational and financial performance. Data is entered in our Advisor’s AMS, its proprietary, centralized electronic credit management database. AMS creates a centralized, dynamic electronic repository for all of our portfolio company data. Our Advisor’s AMS system generates comprehensive, standardized reports which aggregate operational updates, portfolio company financial performance, asset valuations, macro trends, management call notes and account history. AMS enables the Investment Team to have real-time access to the most recent information on our portfolio investments.

In addition to the data provided by our borrowers, our Advisor may also utilize various third parties to provide checks and balances throughout the credit management process. Independent valuation firms may be engaged to provide appraisals of asset and collateral values or external forensic accounting groups may be engaged to verify portfolio company financial reporting or perform cash reconciliation. Our Advisor believes this hands-on approach to credit management is a key contributor to our investment performance.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Medley, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Medley will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 375 Park Ave, 33rd Floor, New York, NY 10152. We also have offices in San Francisco, California. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor SIC Advisors are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2015 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 136.3%
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 12.000%, 1.000% Floor(3)(4)	3/30/2019	$11,246,956	$10,666,649	$10,393,983	1.6%
		Warrants to purchase 0.625% of outstanding company equity(4)(5)	3/30/2019	—	790,778	82,724	0.0%

				11,246,956	11,457,427	10,476,707
AESC Holding Corp., Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	5/27/2019	7,000,000	7,000,000	7,070,000	1.1%

				7,000,000	7,000,000	7,070,000
ALG USA Holdings, Inc.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.250% Floor(6)	2/28/2020	1,961,838	1,932,284	1,966,410	0.3%

				1,961,838	1,932,284	1,966,410
Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(3)(7)	4/30/2021	11,179,687	11,179,687	11,179,687	1.8%

				11,179,687	11,179,687	11,179,687
AM3 Pinnacle Corporation	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans 10.000%(4)	10/22/2018	6,930,526	6,930,526	6,166,721	1.0%

				6,930,526	6,930,526	6,166,721
American Beacon Advisors, Inc.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(6)	4/30/2023	6,000,000	5,881,906	5,953,921	0.9%

				6,000,000	5,881,906	5,953,921
American Pacific Corp.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(6)	2/27/2019	7,900,000	7,854,144	7,959,250	1.2%

				7,900,000	7,854,144	7,959,250
Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	8/18/2021	10,000,000	9,913,211	10,059,412	1.6%

				10,000,000	9,913,211	10,059,412
Aperture Group, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(3)	8/29/2019	7,443,750	7,412,522	7,443,750	1.2%

				7,443,750	7,412,522	7,443,750

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Ascensus, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(6)	12/2/2020	4,000,000	3,953,155	4,000,000	0.6%

				4,000,000	3,953,155	4,000,000
Associated Asphalt Partners, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 8.500%(9)	2/15/2018	1,778,000	1,787,731	1,737,995	0.3%

				1,778,000	1,787,731	1,737,995
Asurion Corp.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)(10)	3/3/2021	7,000,000	6,938,368	7,122,500	1.1%

				7,000,000	6,938,368	7,122,500
Atrium Innovations, Inc.(11)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(6)	8/13/2021	5,000,000	4,978,600	4,570,079	0.7%

				5,000,000	4,978,600	4,570,079
Backcountry.com, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 7.250%, 1.000% Floor(4)(6)	6/30/2020	35,138,889	35,138,889	35,138,889	5.5%

				35,138,889	35,138,889	35,138,889
Bennu Oil & Gas, LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor, 2.500% PIK(6)	11/1/2018	5,507,122	5,503,163	4,479,849	0.7%

				5,507,122	5,503,163	4,479,849
Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(3)(4)	7/18/2020	14,572,917	14,323,940	14,037,200	2.2%

				14,572,917	14,323,940	14,037,200
Black Angus Steakhouses LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(4)(6)(7)	4/24/2020	20,407,366	20,407,366	20,407,366	3.2%

				20,407,366	20,407,366	20,407,366
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First Lien Notes 10.375%(9)	9/1/2021	7,500,000	7,633,326	7,792,741	1.2%

				7,500,000	7,633,326	7,792,741
Capstone Nutrition	Healthcare & Pharmaceuticals	Common Stock(4)(5)		—	300,000	446,946	0.1%
		Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.000% Floor, 1.000% PIK(3)(4)	4/28/2019	15,025,427	15,025,427	15,125,549	2.4%

				15,025,427	15,325,427	15,572,495
Charming Charlie, Inc.	Retail	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(6)	12/24/2019	8,900,177	8,917,211	8,855,677	1.4%

				8,900,177	8,917,211	8,855,677

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Collective Brands Finance, Inc.(8)	Retail	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	3/11/2022	6,000,000	6,017,709	5,400,000	0.8%

				6,000,000	6,017,709	5,400,000
ContMid Intermediate, Inc.	Automotive	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	10/25/2019	14,317,924	14,317,924	14,262,505	2.2%

				14,317,924	14,317,924	14,262,505
ConvergeOne Holdings Corp.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(3)(4)	6/17/2021	12,500,000	12,388,299	12,305,848	1.9%

				12,500,000	12,388,299	12,305,848
Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 9.375%(9)(10)	3/15/2018	2,500,000	2,575,556	2,631,250	0.4%

				2,500,000	2,575,556	2,631,250
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(6)	9/30/2020	8,000,000	8,000,000	7,949,167	1.2%

				8,000,000	8,000,000	7,949,167
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(4)(6)	12/19/2020	9,875,000	9,875,000	9,822,322	1.5%

				9,875,000	9,875,000	9,822,322
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 9.000% PIK, 1.500% Floor(3)(4)	2/10/2018	3,788,316	3,788,316	3,769,406	0.6%
		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor(3)(4)(7)	11/10/2019	19,523,810	19,523,810	19,411,360	3.0%
		Warrants to purchase 4.2% of the outstanding equity(4)(5)	2/10/2018	—	769,231	1,199,609	0.2%

				23,312,126	24,081,357	24,380,375
Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 1.000% Floor(6)	5/19/2021	10,000,000	10,072,816	10,015,426	1.6%

				10,000,000	10,072,816	10,015,426
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	3/6/2018	9,375,000	9,375,000	9,282,938	1.5%

				9,375,000	9,375,000	9,282,938
EarthLink, Inc.(11)	Telecommunications	Senior Secured First Lien Notes 7.375%(9)(10)	6/1/2020	2,450,000	2,439,983	2,557,188	0.4%

				2,450,000	2,439,983	2,557,188

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
FKI Security Group LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	3/30/2020	15,000,000	15,000,000	15,056,508	2.4%

				15,000,000	15,000,000	15,056,508
Flexera Software, LLC(8)	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 1.000% Floor(6)	4/2/2021	5,000,000	5,017,383	4,852,006	0.8%

				5,000,000	5,017,383	4,852,006
Gastar Exploration USA, Inc.(11)	Energy: Oil & Gas	Senior Secured First Lien Notes 8.625%(9)(10)	5/15/2018	5,400,000	5,411,817	5,049,000	0.8%

				5,400,000	5,411,817	5,049,000
Genex Holdings, Inc.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	5/30/2022	9,500,000	9,530,197	9,316,527	1.5%

				9,500,000	9,530,197	9,316,527
GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.000% Floor(3)	1/20/2022	10,000,000	10,000,000	10,109,810	1.6%

				10,000,000	10,000,000	10,109,810
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000%(4)(9)(12)	11/15/2016	766,616	755,025	237,651	0.0%
		Warrants/Equity(4)(5)		—	29,000	—	0.0%

				766,616	784,025	237,651
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(6)	5/30/2021	7,928,637	7,857,773	7,908,815	1.2%
		Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(6)	11/30/2021	4,000,000	3,963,809	3,916,402	0.6%

				11,928,637	11,821,582	11,825,217
H.D. Vest, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.250% Floor(3)	3/17/2021	16,500,000	16,500,000	16,647,713	2.6%

				16,500,000	16,500,000	16,647,713
HBC Holdings, LLC	Wholesale	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)(6)	3/30/2020	14,887,500	14,887,500	14,670,757	2.3%

				14,887,500	14,887,500	14,670,757
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Notes 10.250%(4)(9)	10/15/2019	15,000,000	15,000,000	15,019,546	2.3%

				15,000,000	15,000,000	15,019,546
Hill International, Inc.(11)	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(6)	9/26/2020	16,872,500	16,872,500	16,959,923	2.7%

				16,872,500	16,872,500	16,959,923

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(6)	5/29/2018	4,832,381	4,766,064	4,512,247	0.7%

				4,832,381	4,766,064	4,512,247
Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(6)	2/13/2019	11,910,000	11,759,928	11,909,372	1.9%

				11,910,000	11,759,928	11,909,372
Interface Security Systems, Inc.	Services: Consumer	Senior Secured First Lien Notes 9.250%(9)(10)	1/15/2018	3,417,000	3,456,849	3,434,085	0.5%

				3,417,000	3,456,849	3,434,085
Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(4)(6)	6/30/2020	28,571,429	28,571,429	28,571,429	4.5%

				28,571,429	28,571,429	28,571,429
IPS Corporation	Wholesale	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(6)	2/5/2021	14,962,500	14,962,500	14,962,500	2.3%

				14,962,500	14,962,500	14,962,500
IronGate Energy Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Notes 11.000%(9)(10)	7/1/2018	3,000,000	2,962,783	2,103,750	0.3%

				3,000,000	2,962,783	2,103,750
Isola USA Corp.(8)	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	11/29/2018	5,799,214	5,907,262	5,814,396	0.9%

				5,799,214	5,907,262	5,814,396
JAC Holding Corp.	Automotive	Senior Secured First Lien Notes 11.500%(4)(9)	10/1/2019	12,000,000	12,000,000	12,321,694	1.9%

				12,000,000	12,000,000	12,321,694
Jordan Reses Supply Company, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 11.000%, 1.000% Floor(3)(4)	4/24/2020	5,000,000	5,000,000	5,091,186	0.8%

				5,000,000	5,000,000	5,091,186
Kik Custom Products, Inc.	Consumer Goods: Non-durable	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.250% Floor(13)	10/29/2019	5,000,000	4,992,099	5,050,000	0.8%

				5,000,000	4,992,099	5,050,000
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(6)	5/22/2019	6,650,000	6,568,513	6,450,500	1.0%

				6,650,000	6,568,513	6,450,500
Livingston International, Inc.(8)(11)	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(6)	4/18/2020	2,658,504	2,654,558	2,555,258	0.4%

				2,658,504	2,654,558	2,555,258

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(6)	6/6/2020	2,838,571	2,826,755	2,725,799	0.4%

				2,838,571	2,826,755	2,725,799
Miller Heiman, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(6)	9/30/2019	24,531,250	24,531,250	24,194,371	3.8%

				24,531,250	24,531,250	24,194,371
Nathan’s Famous, Inc.	Beverage & Food	Senior Secured First Lien Notes 10.000%	3/15/2020	7,000,000	7,000,000	7,551,250	1.2%

				7,000,000	7,000,000	7,551,250
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 2.000% Floor(4)(6)	9/29/2020	20,676,479	20,676,479	20,657,426	3.2%

				20,676,479	20,676,479	20,657,426
New Media Holdings II, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(6)	6/4/2020	24,320,106	24,300,286	24,198,505	3.8%

				24,320,106	24,300,286	24,198,505
Newpage Corp.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor(6)	2/11/2021	9,792,917	9,683,151	7,846,575	1.2%

				9,792,917	9,683,151	7,846,575
Northern Lights MIDCO, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.500% Floor(3)(4)	11/21/2019	4,582,500	4,582,500	4,660,015	0.7%

				4,582,500	4,582,500	4,660,015
Omnitracs, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	5/25/2021	7,000,000	7,013,689	6,996,011	1.1%

				7,000,000	7,013,689	6,996,011
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 8.500%, 0.750% Floor, 3.000% PIK(4)(6)(7)	12/31/2018	11,920,264	11,920,264	11,825,800	1.8%

				11,920,264	11,920,264	11,825,800
Physiotherapy Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(6)	6/4/2021	12,500,000	12,500,000	12,500,000	2.0%

				12,500,000	12,500,000	12,500,000
Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(3)(4)	10/1/2019	2,000,000	2,000,000	1,870,056	0.3%

				2,000,000	2,000,000	1,870,056
Research Now Group, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(6)	3/18/2022	15,000,000	15,000,000	15,184,197	2.4%

				15,000,000	15,000,000	15,184,197

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Response Team Holdings, LLC	Construction & Building	Preferred Equity 12%(4)(5)	3/28/2019	3,234,646	2,977,239	3,200,793	0.5%
		Warrants to purchase 3.70% of the outstanding common units(4)(5)		—	257,407	1,030,186	0.2%
		Senior Secured First Lien Term Loans LIBOR + 8.500%, 2.000% Floor, 1.000% PIK(3)(4)	3/28/2019	15,283,619	15,283,619	15,495,464	2.4%

				18,518,265	18,518,265	19,726,443
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(6)	6/11/2019	10,850,947	10,780,780	10,809,840	1.7%

				10,850,947	10,780,780	10,809,840
Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	4/28/2019	15,000,000	15,000,000	15,135,707	2.4%

				15,000,000	15,000,000	15,135,707
Software Paradigms International Group, LLC	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(4)(6)(7)	5/22/2020	24,009,126	24,009,126	24,009,126	3.8%

				24,009,126	24,009,126	24,009,126
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(3)(4)	3/16/2020	6,912,500	6,912,500	6,912,500	1.1%

				6,912,500	6,912,500	6,912,500
Survey Sampling International, LLC	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(6)	12/16/2021	24,000,000	24,000,000	23,986,378	3.8%

				24,000,000	24,000,000	23,986,378
Techniplas LLC	Automotive	Senior Secured First Lien Notes 10.000%(9)	5/1/2020	6,000,000	6,000,000	6,037,500	0.9%

				6,000,000	6,000,000	6,037,500
Tempel Steel Company	Metals & Mining	Senior Secured First Lien Notes 12.000%(4)(9)(10)	8/15/2016	1,115,000	1,110,535	1,057,856	0.2%

				1,115,000	1,110,535	1,057,856
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(6)	5/22/2021	15,000,000	14,925,913	15,000,000	2.3%

				15,000,000	14,925,913	15,000,000
Touchtunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	5/29/2022	7,500,000	7,500,000	7,500,000	1.2%

				7,500,000	7,500,000	7,500,000
TravelCLICK, Inc.(8)	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	11/6/2021	6,000,000	5,919,581	5,985,761	0.9%

				6,000,000	5,919,581	5,985,761

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
True Religion Apparel, Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor(13)	1/30/2020	4,000,000	3,864,290	1,981,281	0.3%

				4,000,000	3,864,290	1,981,281
U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 10.500%, 1.000% Floor(3)(4)	6/8/2020	5,500,000	5,500,000	5,500,000	0.9%

				5,500,000	5,500,000	5,500,000
U.S. Well Services, LLC	Energy: Oil & Gas	Warrants/Equity(5)	2/21/2019	—	173	227,107	0.0%

				—	173	227,107
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(3)	6/13/2019	9,743,616	9,685,470	9,646,179	1.5%

				9,743,616	9,685,470	9,646,179
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loans LIBOR + 7.250%, 1.000% Floor(3)(4)	5/14/2022	20,625,000	18,074,005	17,761,031	2.8%

				20,625,000	18,074,005	17,761,031
Vestcom International, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(13)	9/30/2022	5,000,000	5,000,000	5,007,471	0.8%

				5,000,000	5,000,000	5,007,471
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term Loans 12.000%, 1.000% PIK(4)(7)	6/30/2020	26,995,240	26,995,240	26,995,240	4.2%
		Equity(4)(5)		514,195	514,195	514,195	0.1%

				27,509,435	27,509,435	27,509,435
YP LLC(8)	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.250% Floor(6)	6/4/2018	4,043,478	4,077,406	4,046,756	0.6%

				4,043,478	4,077,406	4,046,756
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(13)	10/8/2020	9,975,000	9,873,626	9,975,000	1.6%

				9,975,000	9,873,626	9,975,000

Total non-controlled/non-affiliated investments					$878,334,995	$871,144,119	136.3%

Money market fund – 0.9%
Federated Prime Obligations Fund		0.01%		5,683,213	$5,683,213	$5,683,213	0.9%

Total money market fund					$5,683,213	$5,683,213	0.9%

Derivative Instrument – Long Exposure					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$236,785,234	$(6,960,429)

					$236,785,234	$(6,960,429)

(1)	All of the Company’s investments are domiciled in the United States except for Atrium Innovations, Inc. and Livingston International, Inc. which are domiciled in Canada.
(2)	Percentage is based on net assets of $639,024,134 as of June 30, 2015.

(3)

The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at June 30, 2015 was 0.19%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

(4)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	Security is non-income producing.
(6)

The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at June 30, 2015 was 0.28%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

(7)	The investment has an unfunded commitment as of June 30, 2015. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(8)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to American Beacon Advisors, Inc., Asurion Corp., Collective Brands Finance, Inc., Flexera Software, LLC, Genex Holdings, Inc., Isola USA Corp., Livingston International, Inc., TravelCLICK, Inc., and YP LLC is $6,946,801 or 1.1%, $16,942,773 or 2.6%, $11,317,725 or 1.8%, $7,118,881 or 1.1%, $11,291,602 or 1.8%, $9,631,271 or 1.5%, $4,524,701 or 0.7%, $20,727,206 or 3.2%, $8,120,560 or 1.3%, respectively, of Net Assets as of June 30, 2015.

(9)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $59,980,256 and 9.4% of net assets as of June 30, 2015 and are considered restricted.

(10)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(11)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 5.0% of the Company’s portfolio at fair value.
(12)	The investment was on non-accrual status as of June 30, 2015.
(13)

The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at June 30, 2015 was 0.44%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

1M	1 Month
3M	3 Month
6M	6 Month

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of June 30, 2015.

Portfolio Company	Brief Description of Portfolio Company

AAR Intermediate Holdings, LLC	AAR Intermediate Holdings, LLC (“AAR”) provides field support services to oil and gas independent producers, drilling companies and midstream companies in the Denver-Julesburg Basin, with headquarters in the heart of the Wattenberg play in Greeley, CO. AAR builds, repairs, modifies and maintains oil and gas production equipment, sites, well and pipelines.

AESC Holding Corp, Inc.	AESC Holding Corp, Inc. (“Allen Edmonds”) founded in 1922 and headquartered in Port Washington, WI, manufactures men’s footwear, apparel and accessories that are distributed throughout the United States and internationally.

ALG USA Holdings, Inc.	ALG USA Holdings, Inc. is a leading vertically-integrated travel company that provides all-inclusive vacation experiences to Mexico and the Caribbean. ALG is comprised of 3 businesses: (i) AMResorts, #1 AIC resort management company in the Mexico and Caribbean markets; (ii) Apple Vacations, the largest tour operator and packaged vacation provider to Mexico and the Caribbean, based on its own internal industry data; and (iii) Amstar, a destination management company that provides ground transportation and excursion services in Mexico, Jamaica and the Dominican Republic.

AM3 Pinnacle Corporation.	AM3 Pinnacle Corporation (D/B/A “Access Media 3, Inc.”), headquartered in Oak Brook, IL, is a triple-play provider of digital satellite television, high speed internet and voice services to the

Portfolio Company	Brief Description of Portfolio Company

residential multi-dwelling unit (“MDU”) market in the United States and is one of the largest private cable operators in the country, based on its own internal industry data. Access Media 3, Inc. provides services to residential MDUs in 20 different markets across the United States via single-play, double-play and triple-play service options.

American Beacon Advisors, Inc.	American Beacon Advisors, Inc. is an asset management firm based in Irving, TX that provides institutional-quality equity, fixed income, alternative, and cash solutions to retail and institutional clients. American Beacon’s distribution expertise spans both retail and institutional segments with particular strengths in the 401(k) and registered investment adviser channels.

American Pacific Corp.	American Pacific Corp. (“AMPAC”) is a leading custom manufacturer of fine and specialty chemicals, serving the pharmaceutical and aerospace and defense industries. AMPAC, founded in 1955 and headquartered in Las Vegas, NV, operates in two primary business segments: (i) Fine Chemicals; and (ii) Specialty Chemicals. AMPAC’s customers consist of major government sub-contractors.

Anaren, Inc.	Founded in 1967 and headquartered in East Syracuse, NY, Anaren, Inc. is a leading provider of highly integrated microwave components, assemblies and subsystems for the aerospace, satellite, defense, wireless infrastructure, medical and industrial electronics end markets worldwide. Anaren engages in the design, development and manufacture of highly integrated components, assemblies and subsystems. Anaren is divided into 2 reportable segments: Space & Defense Group and Wireless Group.

Aperture Group, LLC	Aperture Group, LLC is the merger of OptionsHouse and TradeMonster, two of the top-ranked options platforms that create the 5th largest retail options broker, based on its own internal industry data. The online trading platform routes customer orders to market makers and exchanges but does not hold customers’ trades on its balance sheet or faces market risk.

Ascensus, Inc.	Founded in 1980 and based in Dresher, PA, Ascensus, Inc. is the nation’s largest independent provider of outsourced retirement plan and administration services, based on its own internal industry data. Ascensus operates through two main divisions: the Plan Services Group (“PSG”) and the Retirement Products and Solutions Group (“RPS”). PSG provides outsourced recordkeeping, actuarial, compliance, and administrative services and defined benefit plans in the U.S. RPS is a leading provider of outsourced IRA and HSA administration and compliance services to financial institution partners.

Associated Asphalt Partners, LLC	Associated Asphalt Partners, LLC is one of the largest independent asphalt resellers in the United States, based on its own internal

Portfolio Company	Brief Description of Portfolio Company

industry data. Associated Asphalt stores, blends, transports, and sells a diverse mix of performance grade asphalt. Associated Asphalt’s facilities service the Mid-Atlantic and Southeastern states within the PADD I region of the U.S., which is the most densely populated PADD region and a net importer of asphalt.

Asurion Corp.	Asurion, Corp., headquartered in Nashville, TN, is the world’s leading provider of technology protection services to the wireless, retail, and home service provider industries. Asurion serves over 100 million wireless subscribers and administers over 175 million extended service contracts in North America, based on its own internal industry data, Asia and Europe, making it the largest consumer technology protection company in the world.

Atrium Innovations, Inc.	Atrium Innovations, Inc., founded in 1999 and headquartered in Quebec, Canada, is a globally recognized leader in the development, manufacturing, and commercialization of vitamins, minerals and supplements. Atrium sells these products under several major brands with leading market positions, primarily marketed to healthcare practitioners and health food stores in North America and Europe.

Bennu Oil & Gas, LLC	Bennu Oil & Gas, LLC is a privately-held exploration and production company engaged in the production, development, acquisition and exploitation of crude oil and natural gas assets in the Gulf of Mexico.

Birch Communications, Inc.	Founded in 1996 and headquartered in Atlanta, GA, Birch Communications, Inc. is a provider of IP-based voice and data communications, cloud and managed services to small and medium sized business as well as certain mid-market and enterprise customers across all 50 states. Birch serves its customers through its 100% IP network and also services its off-net customers through strategic agreements with incumbent local exchange carrier and competitive local exchange carrier.

Brundage-Bone Concrete Pumping, Inc.	Brundage-Bone Concrete Pumping, Inc. was founded in 1983 in Denver, CO. Brundage-Bone grew organically and in 1995 became one of the largest concrete pumper in the U.S., based on its own internal industry data. Following a successful restructuring, Brundage-Bone now owns the largest fleet of concrete placement equipment in North America.

Capstone Nutrition	Capstone Nutrition is one of the largest pure-play developers and manufacturers in the nutrition industry, based on its own internal industry data, with facilities in Ogden, UT and Spring Hill, TN and the combined resources of Cornerstone Research and Development (“Cornerstone”) and Integrity Nutraceuticals (“Integrity”). Since 1992, Capstone has been developing, producing, and packaging capsule, tablet, and powder products for a variety of customers in the United States and internationally.

Portfolio Company	Brief Description of Portfolio Company

Charming Charlie, Inc.	Charming Charlie, Inc. is a destination retailer of fashion jewelry and accessories targeting women between the ages of 22 to 54. Charming Charlie is known for its fun, friendly, and fabulous brand which permeates its in-store and online experience. Charming Charlie offers a broad and constantly changing assortment of on-trend fashion and accessories including jewelry, shoes, handbags, and apparel at value prices under the Charming Charlie label.

Collective Brands Finance, Inc.	Collective Brands Finance, Inc. (dba Payless Inc.) is one of the world’s largest footwear specialty retailers, based on its own internal industry data and sells more shoes to women and children in the U.S. than any other retailer. Founded in 1956 and headquartered in Topeka, KS, Payless was founded on a strategy of selling low-cost, high-quality family footwear. In addition to footwear, Collective Brands also sells a broad array of accessories such as handbags, jewelry, bath-and-beauty products, and hosiery.

Contmid Intermediate, Inc.	ContMid Intermediate, Inc. is a leading manufacturer and distributor of highly engineered metal fasteners, cold formed parts, stampings and assemblies to the automotive and industrials markets.

ConvergeOne Holdings Corp.	ConvergeOne Holdings Corp. is a leading independent provider of innovative communications solutions and managed services to large and medium sized enterprises globally.

Cornerstone Chemical Company	Cornerstone Chemical Company is a market-leading, North American producer of critical intermediate and specialty chemicals including AN and melamine, which are marketed globally, and is a leading producer of sulfuric acid for the merchant market in the Gulf of Mexico region. Cornerstone is the sole producer of melamine in North America and one of only two AN merchant producers in North America.

CP Opco, LLC	CP Opco, LLC (“Classic Party”), founded in 1978 and headquartered in Inglewood, CA, is the #1 event rental solutions provider in the United States. Classic Party offers its customers a complete solution, pairing a broad portfolio of event rental products and temporary structures with value-added event services.

CRGT, Inc.	CRGT Inc. is a leading provider of custom software development, data analytics, and other high value technology services to federal government agencies. CRGT’s service offerings are organized into three business units: Agile Software Development , Data Analytics and Business Solutions, and Cybersecurity and Infrastructure Solutions. CRGT’s services and solutions are primarily provided to federal civilian agencies as well as the defense agencies, and the intelligence community.

Deltek, Inc.	Deltek, Inc. is the leading provider of project focused enterprise software and information solutions. Deltek’s software is the most comprehensive solution in the SRP marketplace, providing end-to-end

Portfolio Company	Brief Description of Portfolio Company

management of business development and project lifecycles. Deltek’s software solutions include functions for companies to track and win government contracts, manage resources internally, plan and budget projects and comply with strict regulatory reporting requirements. Deltek’s software solutions fall into three segments: government contracting, information solutions and professional services.

DHISCO Electronic Distribution, Inc.	DHISCO Electronic Distribution, Inc. (“Pegasus”) is a leading full service platform that assists lodging providers in the distribution of hotel information to end consumers through various distribution channels. Pegasus has long standing relationships with the top ten hotel chains and is connected to major global distribution systems as well as 1,000+ online travel agents and metasearch sites.

Drew Marine Partners, LP	Founded in 1928 and headquartered in Whippany, NJ, Drew Marine Partners, LP provides vessel performance products and fire, safety and rescue solutions products to maritime transportation vessels and offshore oil rigs, and serves over 5,000 customers in nearly every port worldwide through its direct delivery capability and extensive distributor network.

Dynamic Energy Services International LLC	Dynamic Energy Services International LLC is a leading provider of full-service fabrication, construction and maintenance services to a broad range of worldwide markets including oil and gas, industrial and petrochemical markets.

EarthLink, Inc.	Earthlink, Inc. is an ISP provider servicing individual and business subscribers. EarthLink’s strategy is to offer bundled IT services to its large installed base of telecom customers. Those services include: cloud hosting, disaster recover, collocation, managed security, and secure email, all offered via EarthLink’s nationwide MPLS network.

Encompass Digital Media, Inc.	Encompass Digital Media, Inc.’s. core business is to (i) capture content in any format from any source, (ii) manipulate, deliver and archive content so that it can be viewed anywhere, anytime, across current and future devices and platforms, and (iii) broadcast content into a continuous playout stream as a 24/7 linear television channel, or distribute it as video files for non-linear consumption, via satellite, fiber or IP. Encompass’ tier 1 clients include the world’s largest broadcasters, cable networks, corporations and the U.S. government.

FKI Security Group LLC	Founded in 1951, FKI Security Group LLC (“FireKing”) is a leading global manufacturer and national service provider of security, safety and asset protection products used in a variety of industries, including the financial services, government, retail, education, and medical end-markets. Based in New Albany, IN, FireKing’s product portfolio includes fire-proof and impact-resistant file cabinets and safes, traditional and intelligent safes and digital video security systems.

Portfolio Company	Brief Description of Portfolio Company

Flexera Software, LLC	Flexera Software, LLC, headquartered in Itasca, IL, provides solutions that enable software publishers and software users to install, track, monitor and manage application usage to optimize utilization, ensure continuous compliance with contractual terms and conditions, and maximize return on the software investments. Flexera serves as the common interface between software licensors (independent software vendors and intelligent device manufactures) and licensees (enterprises and governments).

Gastar Exploration USA, Inc.	Gastar Exploration USA, Inc., founded in 1987 and based in Houston, TX, is an independent oil and gas exploration and production company with operations in Appalachia and Texas. Gastar operates in the Marcellus Shale play in northern West Virginia and central Pennsylvania. Gastar also has assets in the Bossier play of the Hilltop area of east Texas.

Genex Holdings, Inc.	Genex Holdings, Inc. is the leading national provider of case management solutions to the workers’ compensation industry. Genex offers return-to-work solutions to actively mitigate the steadily increasing cost of medical care associated with claims and helps in minimizing the lost productivity and other inefficiencies created by employees that miss work due to a workers’ compensation claim.

GK Holdings, Inc.	GK Holdings, Inc. is the leading worldwide provider of IT and business skills learning solutions, educating over 200,000 corporate professionals across 22,000 physical and virtual classroom sessions each year.

Green Field Energy Services, Inc.	Green Field Energy Services, Inc., formed in 1969, is an independent oilfield services company. The Company’s Plan of Reorganization was confirmed in 2014.

GTCR Valor Companies, Inc.	GTCR Valor Companies, Inc. is the largest global provider of integrated PR software suites and the second largest vendor of PR software services in the Americas, based on its own internal industry data. GTCR is the top player in media analysis, media monitoring as well as contact management.

H.D. Vest, Inc.	Founded in 1983 and headquartered in Irving, TX, H.D. Vest, Inc. is a pioneer in providing training, technology, access to financial products, compliance and support services that allow tax professionals to provide independent financial solutions to retail investors.

HBC Holdings, LLC

HBC Holdings, LLC, founded in 1971 and based in Cranbury, NJ, is a leading omnichannel, value-added distributor of a broad assortment of hardware, plumbing and housewares products serving all retail formats; from local hardware stores and industrial suppliers to national retailers. Based in Moody, AL, Jones Stephens Corp. distributes specialty plumbing products to industrial suppliers and national retailers, primarily based in South, Northeast, and Midwest.

Portfolio Company	Brief Description of Portfolio Company

Jones Stephens’ business model is to source, stock, and ship low velocity plumbing SKUs in less-than-truck loads or as individual items in 24 – 72 hours, allowing Holdings to earn a premium price/margin due to high service levels required. HBC Holdings together with Jones Stephens, is a leading national competitor in the value-added hardware distribution market.

Heligear Acquisition Co.	Heligear Acquisition Co. (“Northstar Aerospace”) is an independent manufacturer of flight-critical aerospace gears and power transmission systems for domestic and international military and commercial aircraft applications.

Hill International, Inc.	Hill International, Inc., headquartered in Marlton, NJ and established in 1976, is the largest independent and ninth largest overall construction management firm in the U.S., based on its own internal industry data, and the largest construction claims practice in the world. Hill helps clients manage their construction projects and programs more effectively so that projects are finished on time, within budget and with minimal claims.

Holland Acquisition Corp.	Founded in 1985, Holland Acquisitions Corp. is a leading provider of land services to blue-chip clients throughout the United States. Holland is headquartered in Fort Worth, TX, with satellite offices in Houston, TX and Washington, PA. Holland offers a full-suite of land services in all three stages of the energy production cycle: upstream, midstream and downstream. Holland assists energy companies with all aspects of acquiring, selling and developing land and mineral rights.

Ignite Restaurant Group, Inc.	Headquartered in Houston, TX, Ignite Restaurant Group, Inc. (“IRG”) operates and franchises over 350 restaurants throughout the U.S. and internationally. IRG offers a variety of chef-inspired food and beverages in a distinctive, casual, high-energy atmosphere. IRG’s portfolio includes Joe’s Crab Shack and Brick House Tavern + Tap.

Integra Telecom Holdings, Inc.	Integra Telecom Holdings, Inc. is a regional fiber-based local exchange carrier that provides integrated communication services across 35 metropolitan areas in 11 states of the Western U.S. Integra owns (directly or under IRU) a fiber optic network with over 8,000 route miles of fiber, consisting of 3,000 route miles of metro fiber and 5,000 route miles of long haul fiber.

Interface Security Systems, Inc.	Interface Security Systems, Inc., founded in 1995 and based in St. Louis, MO, is a national provider of physical security and secured managed network services to primarily large, commercial multi-site customers and provides the most comprehensive IP technology-enabled managed security solution in the market. Interface’s customer base includes large, multi-site commercial enterprises in the luxury retail, dining, quick-service restaurant and hospitality vertical sectors.

Portfolio Company	Brief Description of Portfolio Company

IPS Corporation	Based in Los Angeles, CA, IPS Corporation, manufactures, markets, distributes, and sells a broad range of solvent cements, adhesives and specialty plumbing products used by professional contractors in plumbing, irrigation and a variety of other applications, largely for residential, commercial, and industrial markets in the United States and overseas. IPS’6,000+ SKUs are marketed under a variety of highly regarded brands, well-known to the professional contractor and installer community over IPS’ 55+ year operating history.

IronGate Energy Services, LLC	IronGate Energy Services, LLC is an independent provider of rental and tubular services to oil and gas drilling operators in the U.S. and Mexico. IronGate has field offices located in major oil and gas producing regions in Texas, Louisiana and Oklahoma. Rental services provide customers with equipment such as drill string components, surface pressure control equipment and specialty offshore equipment and tubing. Tubular services provide installation of casing and tubing, replacing drill pipe and retrieving production tubing.

Isola USA Corp.	Isola USA Corp., founded in Germany in 1912, is a global material science company that designs, develops, and manufactures copper-clad laminate and prepreg used to fabricate advanced multilayer printed circuit boards.

JAC Holding Corp.	JAC Holding Corp. is the leading North American designer and manufacturer of roof rack systems for light vehicles (including cross utility vehicles, SUVs, sports vehicles, pick-up trucks and minivans) for automotive OEMs. JAC generates sales from the sale of various types of roof racks, including raised side rails, low profile side rails, fixed cross bars and the only Swing-NPlace / stowable systems in the market. Additionally, JAC offers several complementary products including cargo systems, cross rails, ditch moldings, and bumper pads.

Jordan Reses Supply Company, LLC	Jordan Reses Supply Company, LLC (“JRS”), founded in 1985 and headquartered in Ann Arbor, MI, is the leading national distributor of respiratory equipment solely focused on serving the Veterans Affairs and federal government. JRS is a leading supplier of sleep disorder products. JRS focuses on CPAP and BiPAP devices as well as the associated masks for the treatment of Sleep Apnea.

Kik Custom Products, Inc.	KIK Custom Products, Inc. is one of North America’s largest manufacturers of consumer packaged goods (“CPG”) with a client list that includes 80% of North America’s major retailers and some of the world’s leading CPG companies, based on its own internal industry data. KIK’s custom division manufactures products on a contract basis for over 70 CPG companies including such category leaders as Johnson & Johnson, Unilever, Procter & Gamble, and Henkel. KIK’s classic division is a leading manufacturer of packaged private label bleach in North America, supplying bleach and other household cleaners to over 80% of North America’s leading retailers.

Portfolio Company	Brief Description of Portfolio Company

Liquidnet Holdings, Inc.	Liquidnet Holdings, Inc. operates a global institutional equities trading network that many of the world’s top asset managers trust to execute their block trades with maximum anonymity and minimal price impact. Founded in 2001, Liquidnet brings together institutional buyers and sellers of large blocks of equity securities, enabling them to trade with each other directly and anonymously on its electronic trading platform.

Livingston International, Inc.	Livingston International, Inc. is North America’s largest pure-play, non-asset-based customs broker, based on its own internal industry data. Over 35,000 clients trust Livingston to deliver critical customs clearance and trade compliance capabilities. Livingston utilizes its proprietary transaction-processing platform to provide services at virtually every major point of entry into Canada and the U.S.

LTCG Holdings Corp.	LTCG Holdings Corp. provides business process outsourcing and assessment services for the long-term care insurance industry. LTCG offers end-to-end LTCI BPO services including: (i) application processing, underwriting and policy issuance; (ii) policy administration; (iii) claims processing and care management; (iv) assessments; and (v) professional services. Unlike insurance companies, LTCG bears no financial risk for the policies it administers.

Miller Heiman, Inc.	Miller Heiman, Inc. provides global sales organizations with an objective source of industry knowledge and insight to help organizations overhaul their sales techniques re-energize their sales force and fine-tune their customer interactions.

Nathan’s Famous, Inc.	Founded in 1916 and subsequently filing for IPO in 1993, Nathan’s Famous, Inc. is a licensor, wholesaler and retailer of food products marketed under Nathan’s Famous brand in the U.S. and internationally. Nathan’s products are currently marketed for sale in over 50,000 locations including supermarkets, mass merchandisers and club stores, select foodservice locations, and Company-owned and franchised restaurants throughout the U.S.

Nation Safe Drivers Holdings, Inc.	Nation Safe Drivers Holdings, Inc. is a leading provider of towing and roadside assistance services as well as supplemental insurance related products.

New Media Holdings II, LLC	New Media Holdings II, LLC is one of the largest publisher of locally-based print and online media in the United States as measured by number of daily publications. New Media has over 1,000 sales representatives in the markets that it serves and generates three types of revenue: (i) advertising, including traditional print and digital; (ii) circulation, including home delivery subscription, single copy sales and digital subscriptions; and (iii) other revenue, including commercial printing and digital marketing services.

Portfolio Company	Brief Description of Portfolio Company

Newpage Corp.	Newpage Corp., headquartered in Miamisburg, OH, is the #1 coated paper producer in North America and #4 worldwide. Coated paper is primarily used in media and marketing applications including catalogs, magazines, and commercial printing applications, such as high-end advertising brochures, annual reports, and direct mail advertising. Newpage customers include leading publishers, commercial printers, specialty retail merchandisers, and paper merchants.

Northern Lights MIDCO, LLC	Founded in 2007 and headquartered in Seattle, WA, Northern Lights MIDCO, LLC is a US-based private equity firm with investments in boutique asset managers. Northern Lights merged into a joint venture with The Treasury Group LTD, a publicly-traded Australia based firm. The combination formed a global, integrated asset management platform with a history of strong organic and M&A growth. Simultaneously, Northern Lights acquired the remaining stakes of Aether Investment Partners, from which it will earn highly stable management fees on committed capital, and Seizert Capital Partners, from which Northern Lights will generate significant upside given Seizert’s growth trajectory.

Omnitracs, Inc.	Omnitracs, Inc. is one of the largest providers of satellite and terrestrial-based connectivity and location solutions to transportation and logistics companies, based on its own internal industry data. These fleet management systems enable customers to track their assets, communicate with their personnel, and collect/analyze data to optimize their businesses. Omnitracs’ core product offerings include in-cab and trailer hardware, recurring connectivity software & services, and SaaS-based applications.

Oxford Mining Company, LLC	Oxford Mining Company, LLC is a producer of high-value thermal coal and the largest producer of surface-mined coal in Ohio, based on its own internal industry data with its headquarters in Columbus, OH. Oxford operates principally in Ohio, Kentucky, West Virginia and Pennsylvania. Oxford sells its coal primarily to large electric utilities under long-term supply contracts.

Reddy Ice Corporation	Reddy Ice Corporation, headquartered in Dallas, TX, is the largest producer and distributor of packaged ice in the U.S., based on its own internal industry data, with #1 or #2 market share in the majority of its footprint, which spans 34 states, including Washington DC.

Research Now Group, Inc.	Founded in 1999, Research Now Group, Inc. collects data through online and mobile surveys utilizing proprietary consumer and business panels. Research Now recruits, qualifies and matches individual consumer or business professional panelists with specific demographic characteristics to provide targeted results for end customers’ surveys.

Response Team Holdings, LLC	Response Team Holdings, LLC, founded in 2010 and headquartered in Raleigh, NC, provides mitigation, restoration, and ancillary services to single and multi-family prospects, healthcare organizations, schools, municipalities, and commercial businesses.

Portfolio Company	Brief Description of Portfolio Company

School Specialty, Inc.	School Specialty, Inc. has a portfolio of over 30,000 proprietary and branded products supported by customized value-added service solutions. School’s educational resources segment offers the broadest range and deepest assortment of general supplies, supplemental learning products, classroom equipment and furniture available from a single source supplier. School is the largest national distributor of K-12 educational products and solutions, based on its own internal industry data.

Sizzling Platter, LLC	Sizzling Platter, LLC is a restaurant management company founded in 1963 that operates 215 restaurants including: Little Caesars, Sizzler, Dunkin Donuts and 7 other limited service restaurants in the Western US as a franchisee.

Southwest Dealer Services, Inc.	Founded in 1988, Southwest Dealer Services, Inc. (“SWDS”) offers auto security products, vehicle service contracts, guaranteed auto protection, and other ancillary F&I products to automobile dealers primarily across the Southwestern and Midwestern portions of the United States. SWDS also sells its products through two nationally recognized brands; KARR Security Systems and Century Auto.

Survey Sampling International, LLC	Survey Sampling International, LLC (“SSI”) is a leading provider of global data collection services utilized by market research firms, consulting firms, corporate end-users, and public opinion firms to conduct survey research. SSI, founded in 1977 and based in Shelton, CT, has unrivaled experience and global expertise in survey sampling, data collection, and data analytics. SSI is the only company in the industry to offer global, multi-mode access to respondents through online (web-based surveys), mobile (tablets and smart phones), and offline (telephone) means.

Tempel Steel Company	Tempel Steel Company is one of the world’s largest independent manufacturers of magnetic steel laminations used in the production of motors and transformers, based on its own internal industry data. Tempel has manufacturing operations in the U.S., Mexico, China and India, a distribution and steel services center in Canada and distribution centers in Pennsylvania and California.

TGI Friday’s, Inc.	Founded in 1965, TGI Friday’s Inc. has a 50-year record of distinctive and iconic brand innovations, including the first “Happy Hour”, the introduction of Long Island ice tea, loaded potato skins and Jack Daniels-based food items.

Tourico Holidays, Inc.	Based in Orlando, Florida, Tourico Holidays, Inc. (“THI”) is a technology-driven, global travel distributor providing business-to-business (“B2B”) and business-to-consumer (“B2C”) services with the following primary brands; (i) Tourico Holidays, which is a B2B wholesale distributor, and (ii) Last Minute Travel, which is a B2C offering of discounted travel products. THI utilizes proprietary technology to supply travel inventory at competitive pricing and integrates with all segments of the online travel industry including retail, wholesale, group, travel agents, corporate and affiliates.

Portfolio Company	Brief Description of Portfolio Company

TravelCLICK, Inc.	TravelCLICK, Inc., headquartered in New York, NY, is a leading provider of cloud-based reservation systems, SaaS-based business intelligence and digital media solutions. TravelCLICK’s innovative solutions help its hotel customers increase revenue, reduce costs and improve performance. TravelCLICK’s Reservation Solutions enable its hotelier customers to book client reservations on hotel website and OTAs, via mobile device, by telephone or through a travel agent. TravelCLICK’s Business Intelligence Solutions provide powerful analytical tools to help hoteliers optimize pricing, manage demand and drive performance. TravelCLICK’s Digital Media Solutions provide hoteliers with multichannel marketing tools to cost-effectively target and acquire customers and service existing customers.

True Religion Apparel, Inc.	True Religion Apparel, Inc. is a global, design-based jeans and sportswear brand, based in Vernon, CA. True Religion designs, manufactures, and markets its products, which includes its premium True Religion Brand Jeans. True Religion’s product line is sold in branded retail and outlet stores, as well as department stores and boutiques in the US and abroad.

U.S. Well Services, LLC	US Well Services, LLC (“USWS”) is a Houston, TX based oilfield service provider contracted to engage in pressure pumping and related services, including high-pressure hydraulic fracturing in unconventional oil and natural gas basins.

Valence Surface Technologies, Inc.	Valence Surface Technologies, Inc. is the largest independently owned aerospace and defense metal processing company, based on its own internal industry data with a focus on highly-complex flight critical parts servicing the commercial aerospace, defense, satellite and UAV markets. Valence operates in the larger aerospace and defense industry with a niche focus of metal processing services to commercial aerospace, defense, satellite and UAV platforms.

Velocity Pooling Vehicle, LLC	Velocity Pooling Vehicle, LLC, a merger of Motorsport Aftermarket Group (“MAG”) and Tucker Rocky (“TR”) competes in the parts and accessories sub segment of the larger U.S. motorcycle market. MAG is a leading manufacturer and is comprised of a group of highly recognizable brands serving nearly all product categories in the powersports aftermarket industry, including both on-road and off-road segments. TR is a leading distributor of proprietary and sourced brands to a variety of dealers and retailers.

Vestcom International, Inc.	Vestcom International, Inc. is the leading provider of outsourced shelf-edge information and media solutions to national grocery chains, convenience stores, and other big-box physical retailers. Vestcom offers a broad suite of mutually exclusive solutions which can be grouped into three categories: (i) shelf labels to communicate price and product information; (ii) shelf-edge and in store ads to engage clients; and (iii) planogram related solutions to manage merchandising activities in the store.

Portfolio Company	Brief Description of Portfolio Company

YP LLC	YP LLC is the largest provider of local business print, online and mobile directory services in the world, based on its own internal industry data. YP offers a significant value proposition to its customers, specifically in rural communities throughout the United States, by providing bundled packages of print publications and services in addition to its suite of digital products and services.

Z Gallerie, LLC	Z Gallerie, LLC is a lifestyle retailer offering a variety of home goods including furniture, artwork, lighting, tabletop items, textiles and decorative accessories.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors consists of five members, three of whom are not “interested persons” of our company or of SIC Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our articles of incorporation, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Seth Taube	45	Director, Chairman of the Board and Chief Executive Officer	2012	2018
Brook Taube	45	Director	2012	2017

Independent Directors:
Oliver T. Kane(1)	66	Director	2014	2016
Valerie Lancaster-Beal	59	Director	2012	2018
Stephen R. Byers	61	Director	2012	2017

(1)	On October 1, 2014, at the recommendation of the Nominating and Corporate Governance Committee, the Board elected Oliver T. Kane to serve as an independent director of the Company. Mr. Kane will also serve on the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Kane was elected to replace Spencer Neumann, a member of the Board since February of 2012, who resigned from the Board on October 1, 2014. Mr. Neumann’s resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The address for each director is c/o Sierra Income Corporation, 375 Park Ave, 33rd Floor, New York, NY 10152.

Executive Officers Who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Richard T. Allorto, Jr.	43	Chief Financial Officer, Treasurer and Secretary
Jeff Tonkel	45	President
John D. Fredericks	51	Chief Compliance Officer
Dean C. Crowe	53	Chief Operating Officer

The address for each executive officer is c/o Sierra Income Corporation, 375 Park Ave, 33rd Floor, New York, NY 10152.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Seth Taube has been the Chairman of the Board and Chief Executive Officer of the Company since its inception in April 2012. He has also served on the board of directors for Medley Capital Corporation since its inception in January 2011. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer since then and as co-Chairman of the board of directors of Medley Management Inc. since its formation in June 2014. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and held positions with Morgan Stanley & Co. in its Investment Banking and Institutional Equity Divisions. Mr. Taube received a BA from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an MBA from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our Board of Directors.

Brook Taube has served on the Company’s Board of Directors since its inception in April 2012. In addition, Mr. Taube has served as the Chief Executive Officer and Chairman of the board of directors of Medley Capital Corporation since its inception in January 2011. Mr. Taube co-founded Medley in 2006 and has served as co-Chief Executive Officer and Chief Investment Officer since then and as co-Chairman of the board of directors of Medley Management Inc. since its formation in June 2014. Prior to forming Medley in 2006, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, a principal and advisory firm focused on distressed asset and credit investments, and Griphon Capital Management. Mr. Taube began his career in leveraged finance at Bankers Trust in 1992. Mr. Taube received a BA from Harvard University.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates supports his appointment to our Board of Directors.

Independent Directors

Valerie Lancaster-Beal has served as a director since February 2012. Ms. Lancaster-Beal is also the President of VLB Associates, a management consulting firm she co-founded in January 2014 that provides financial and operational advisory services to middle-market business, investment firms and non-profit organizations. Prior to this, she served as Managing Director at M.R. Beal & Company, which she co-founded in April 1988. Prior to co-founding M.R. Beal & Company,
Ms. Lancaster-Beal worked for Citicorp Investment Bank and Drexel Burnham Lambert.

Ms. Lancaster-Beal currently serves as a Trustee of the City University of New York, where she is the chair of the Faculty, Staff and Administration committee. Previously, Ms. Lancaster-Beal served on the Board of Regents of Georgetown University. Ms. Lancaster-Beal holds a B.A. in Economics from Georgetown University and an MBA from the Wharton School of Business of the University of Pennsylvania.

We believe that Ms. Lancaster-Beal’s 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the Board of Directors.

Stephen R. Byers has served as a director since February 2012. He is also an independent trustee of the Deutsche Bank DBX ETF Trust, where he presently serves as lead independent trustee (since February 2015) and member of the audit and nominating committees. Mr. Byers served the Trust as chair of the audit committee and nominating committee from December 2010 to February 2015, and continues to be designated as audit committee financial expert for DBX ETF Trust (since December 2010). Since 2014, Mr. Byers has been engaged periodically as an independent consultant to provide expert report and opinion in financial and investment related matters. Mr. Byers served as a Trustee for the College of William and Mary Graduate School of Business from 2002 to 2011. Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as vice chairman, executive vice president, chief investment officer, member of the board of directors and executive committee, and fund officer of 90 investment companies, responsible for investment performance of approximately $200B in assets under management. Prior to joining Dreyfus, he served as an executive vice president, partner, chief financial officer, treasurer and member of the board of directors of Gruntal & Co., LLC, from 1998 to 1999. Mr. Byers served in executive positions at PaineWebber Group (PWG) from 1986 to 1997, including as Managing Director, chairman of investment policy/risk oversight committee of Mitchell Hutchins Asset Management (MHAM) from 1994 to 1997. Mr. Byers was also capital markets director of risk and credit management, and was NASD registered as general principal, financial and operations principal and branch principal. Prior to PaineWebber, Mr. Byers was an executive at Citibank/Citicorp from 1979 to 1986. Mr. Byers received his M.B.A. in Finance from Roth Graduate School of Business, Long Island University and his B.A. in Economics from Long Island University. In December 2014, Mr. Byers was recognized by the National Association of Corporate Directors as a Board Leadership Fellow.

We believe that Mr. Byers’ broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on DBX ETF Trust’s board and experience in senior management positions support his appointment to our Board of Directors.

Oliver T. Kane was elected to the Company’s Board of Directors on October 1, 2014. From November 2010 to December 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a US 1940 Act mutual fund complex. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Prior to Ashmore, Mr. Kane served as president and chief executive officer of ANZ Securities, Inc. from 1993 to 1998. Earlier in his career with J.P. Morgan and Co. from 1972 until 1987, and then Equitable Capital Management Corp., from 1987 until 1993, Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his PMD from Harvard Business School, and his B.A. from Harvard College.

We believe that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity will make him a valuable addition to our Board of Directors.

Executive Officers Who are not Directors

Richard T. Allorto Jr. has served as the Chief Financial Officer and Secretary of the Company since April 2012. Mr. Allorto has also served as the Chief Financial Officer and Secretary of Medley Capital Corporation since its inception in January 2011, and as Chief Financial Officer of Medley since July 2010. Prior to joining Medley, Mr. Allorto held various positions at GSC Group, Inc., a registered investment adviser, since April 2001, including most recently as Chief Financial Officer of GSC Investment Corp., a business development company that was externally managed by GSC Group. Mr. Allorto started his career at Arthur Andersen in 1994 in their audit and assurance practice. Mr. Allorto is a licensed C.P.A. and received a B.S. in Accounting from Seton Hall University.

John D. Fredericks has served as the Chief Compliance Officer of the Company since February 2014. Mr. Fredericks has also served as the Chief Compliance Officer of Medley Capital Corporation since February 2014 and as General Counsel of Medley since June 2013. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP from February 2003 to May 2013, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers from 2000 to 2003 and an associate at

Murphy, Weir & Butler from 1993 to 2000. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a BA from the University of California Santa Cruz and a JD from University of San Francisco.

Jeff Tonkel has served as President of the Company since July 2013. Mr. Tonkel joined Medley in January 2011 and has served as President and as a member of the Board of Directors of Medley Management Inc. since its formation in June 2014. He has also served as a member of the board of directors of Medley Capital Corporation since February 2014. Prior to joining Medley, Mr. Tonkel was a Managing Director with JP Morgan from January 2010 to November 2011, where he was Chief Financial Officer of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey, where he focused on merchant banking and corporate development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

Dean Crowe has served as the Company’s Chief Operating Officer since August 2015, a Senior Portfolio Manager of the Company since April 2012, and as a Senior Managing Director of Medley since March 2011. Prior to joining Medley, Mr. Crowe was a Portfolio Manager with UBS O’Connor, the Alternative Investment subsidiary of UBS Asset Management, where he managed corporate credit investments and the O’Connor Credit Arbitrage Fund. Before joining UBS, Mr. Crowe held various positions at Merrill Lynch in New York, where he managed proprietary credit trading. Mr. Crowe began his career with Salomon Brothers in New York, where he traded and invested in privately placed corporate debt. Mr. Crowe received a BBA in Accounting from James Madison University.

Committees of the Board of Directors

Our board of directors currently has two committees: an audit committee, and nominating and corporate governance committee.

Audit Committee.    The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee is presently composed of three persons, including Oliver T. Kane, Valerie Lancaster-Beal and Stephen R. Byers. Our board of directors has elected Mr. Byers as the chair of the Audit Committee. Our board of directors has determined that Mr. Byers qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of SIC Advisors as defined in Section 2(a)(19) of the 1940 Act.

Nominating and Corporate Governance Committee.    The nominating and governance committee is responsible for selecting, researching, and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee met once during 2012. The nominating and corporate governance committee consists of Valerie

Lancaster-Beal, Oliver T. Kane and Stephen R. Byers, all of whom are considered independent for purposes of the 1940 Act. Mr. Byers serves as the chair of the Nominating and Corporate Governance Committee.

Compensation of Directors

The following table sets forth compensation of our directors, for the quarter ended June 30, 2015:

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—

Independent Directors
Stephen R. Byers	$17,931	—	$17,931
Valerie Lancaster-Beal	$15,194	—	$15,194
Oliver T. Kane	$14,000	—	$14,000

(1)	For a discussion of the independent directors’ compensation, see below.

Prior to April 1, 2015, as compensation for serving on our board of directors, each independent director received an annual fee of $30,000. Independent directors also received $2,500 ($1,000 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chairman of the Audit Committee received an annual fee of $10,000 and each chairperson of any other committee receives an annual fee of $2,500. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Effective April 1, 2015, as compensation for serving on our board of directors, each independent director receives an annual fee of $50,000. Independent directors also receive $4,000 ($2,000 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly scheduled board meeting and a fee of $2,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $15,000 and each chairperson of any other committee receives an annual fee of $5,000.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of SIC Advisors and Medley, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Advisor. In addition, we reimburse Medley for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer is paid by Medley Capital LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that Medley Capital LLC outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to Medley Capital LLC.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Seth Taube serves as chairman of our board of directors and is an “interested person” by virtue of his role as our Chief Executive Officer and Chief Executive Officer of our Advisor. We believe that it is in the best interests of our stockholders for Seth Taube to serve as chair of our board of directors because of our belief in his significant experience in matters of relevance to our business.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the audit committee and the nominating and corporate governance committee, each comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular board of directors meeting and (ii) with our chief compliance officer, as part of at least one board of directors meeting each year.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on our and our Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of directors also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisor, dealer manager, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with our Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated, and some risks are beyond the control of us, our Advisor and our other service providers.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of SIC Advisors and its investment committee, which is comprised of a minimum of three members, including senior members of Medley as well as members of SIC Advisors’ Investment Team. Approval of an investment requires a majority vote of the investment committee, although unanimous agreement is sought. The members of SIC Advisors’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

SIC Advisors, through Medley, is currently staffed with over 80 employees, including the investment personnel noted above. In addition, SIC Advisors may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager as of the date of this prospectus:

Name of Portfolio Manager	Dollar Range of Equity Securities in Sierra Income Corporation(1)(2)
Seth Taube(3)	over $1,000,000
Brook Taube(3)	over $1,000,000
Jeff Tonkel	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by our portfolio managers is based on the current offering price of $10.00 per share.
(3)	Reflects the pecuniary interest of the named person in the shares of our common stock as a result of their control of Medley LLC and SIC Advisors.

THE ADVISOR

SIC Advisors serves as our investment adviser. SIC Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, SIC Advisors manages the day-to-day operations of, and provides investment advisory and management services to, us. SIC Advisors is an affiliate of Medley and has offices in New York and
San Francisco. Medley is an asset management firm with approximately $4.0 billion of assets under management as of June 30, 2015.

INVESTMENT ADVISORY AGREEMENT AND FEES

Our investment process is provided through the efforts of SIC Advisors and benefits from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Medley. SIC Advisors is responsible for the overall management of our activities and for the day-to-day management of our investment portfolio. SIC Advisors provides its services under an Investment Advisory Agreement with us. The activities of our Advisor are subject to the supervision and oversight of our board of directors.

Advisory Services

Under the terms of the Investment Advisory Agreement, our Advisor will be responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifying, evaluating, negotiating and structuring the investments we make;

•	performing due diligence on prospective portfolio companies;

•	executing, closing, servicing and monitoring the investments we make;

•	determining the securities and other assets that we will purchase, retain or sell; and

•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

Under the Investment Advisory Agreement, SIC Advisors has a fiduciary responsibility for the safeguarding and use of all of our funds and assets. SIC Advisors is also subject to liability under both the 1940 Act and the Advisors Act for a breach of these fiduciary duties.

SIC Advisors will be primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities will be carried out by its investment teams and subject to the oversight of SIC Advisors’ senior investment personnel. Each investment that we make will require the approval of our Advisor before the investment may be made. Certain affiliated co-investment transactions may require the additional approval of our independent directors.

SIC Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Term; Effective Date

The Investment Advisory Agreement was approved by our board of directors on April 5, 2012 and became effective as of April 17, 2012, the date that we raised sufficient proceeds in order to break escrow and commence our public offering. In its consideration of the Investment Advisory Agreement, our board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by SIC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to SIC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of SIC Advisors and its respective affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from April 17, 2012, and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities.

The Investment Advisory Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement with SIC Advisors upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. In addition, SIC Advisors may terminate the Investment Advisory Agreement with us upon 120 days’ written notice.

Annual Board Approval of the Investment Advisory Agreement

Our board of directors held an in-person meeting on March 4, 2015, in order to consider the annual approval and continuation of our Investment Advisory Agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, SIC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to SIC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of SIC Advisors and its affiliates; and (g) various other factors.

Based on the information reviewed and the discussions held, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment management agreement as being in the best interests of our stockholders. Specifically the board of directors approved the extension of the investment management agreement for a period of one year beginning on April 5, 2015.

Investment Advisory Fees

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. We believe that this fee structure benefits stockholders by aligning the compensation of our Advisor with our overall investment performance. The cost of both the management fee and the incentive fee are ultimately be borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. The Advisor will benefit when we incur debt or use leverage. The base management fee is calculated based on our gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee

The incentive fee is divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and is determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. If the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of the termination.

The subordinated incentive fee on income for each quarter will be calculated as follows:

•

No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our net assets at the end of the immediately preceding fiscal quarter. We refer to this as the quarterly preferred return.

•

All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our net assets at the end of the immediately preceding fiscal quarter in any quarter, is payable to the Advisor. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding fiscal quarter in any quarter.

•

For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our net assets at the end of the immediately preceding fiscal quarter, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the base management fee, expenses payable under the Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

The incentive fee on capital gains is earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. In the case the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of our realized capital gains, less the aggregate amount of any previously paid incentive fee on capital gains. Incentive fee on capital gains is equal to our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis. In order to provide an incentive for our Advisor to successfully execute a merger transaction involving us that is financially accretive and/or otherwise beneficial to our stockholders even if our Advisor will not act as an investment adviser to the surviving entity in the merger, we may seek exemptive relief from the SEC to allow us to pay our Advisor an incentive fee on capital gains in connection with our merger with and into another entity. Absent the receipt of such relief, our Advisor will not be entitled to an incentive fee on capital gains or any other incentive fee in connection with any such merger transaction.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on our net assets at the end of the immediately preceding fiscal quarter for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisor will not be under any obligation to reimburse us for any part of the incentive fee it receives that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by our Advisor and our board of directors, including a majority of the independent directors, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

Our Advisor may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisor may determine in its sole discretion.

Below are examples of the two-part incentive fee:

Example — Subordinated Incentive Fee on Income, Determined on a Quarterly Basis

Assumptions

First Quarter:	Pre-incentive fee net investment income equals 0.5500%

Second Quarter:	Pre-incentive fee net investment income equals 1.9500%

Third Quarter:	Pre-incentive fee net investment income equals 2.800%

The subordinated incentive fee on income in this example would be:

First Quarter:	Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income

Second Quarter:	Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% between the 1.75% preferred return and 1.95%

Third Quarter:	Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 2.8% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up”

Example — Incentive Fee on Capital Gains (Millions)

Alternative 1 — Assumptions

Year 1:	$20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

Year 2:	Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:	FMV of Investment B determined to be $25 million

Year 4:	Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:	None, because no investments were sold

Year 2:	Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:	None, because no investments were sold

Year 4:	Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2 — Assumptions

Year 1:	$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”), $25 million investment made in Company C (“Investment C”) and the cost basis of Other Portfolio Investments is $25 million

Year 2:	Investment A sold for $50 million ($20 million cost basis to be reinvested into Other Portfolio Investments and the $30 million capital gain is available for distribution), fair market value, or FMV, of Investment B determined to be $25 million (creates $5 million in unrealized capital depreciation), the FMV of Investment C determined to be $25 million and FMV of Other Portfolio Investments determined to be $25 million

Year 3:	FMV of Investment B determined to be $27 million (creates $3 million in unrealized capital depreciation), Investment C sold for $30 million ($25 million cost basis to be reinvested into Other Portfolio Investments and the $5 million capital gain is available for distribution) and FMV of Other Portfolio Investments determined to be $45 million

Year 4:	FMV of Investment B determined to be $30 million and FMV of Other Portfolio Investments determined to be $45 million

Year 5:	Investment B sold for $20 million ($20 million cost basis to be reinvested into Other Portfolio Investments and $10 million capital loss) and FMV of Other Portfolio Investments determined to be $45 million

Year 6:	Total Portfolio is sold for $80 million ($15 million capital gain computed based on a cumulative cost basis in Other Portfolio Investments of $65 million)

The incentive fee on capital gains in this example would be:

Year 1:	None, because no investments were sold

Year 2:	$5 million incentive fee on capital gains (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3:	$1.4 million incentive fee on capital gains ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation))) less $5 million incentive fee on capital gains paid in Year 2

Year 4:	None, because capital gains incentive fees are paid on realized capital gains only

Year 5:	None, because $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) is less than $6.4 million cumulative incentive fee on capital gains paid in prior years

Year 6:	$1.6 million incentive fee on capital gains (20% multiplied by $40 million ($25 million cumulative realized capital gains plus $15 million realized capital gains)) less $6.4 million cumulative incentive fee on capital gains received in prior years

Prohibited Activities

Our articles of incorporation prohibits the following activities between us, SIC Advisors and its affiliates:

•

We may not purchase or lease assets in which SIC Advisors or its affiliates has an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are fair to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•	SIC Advisors and its affiliates may not acquire assets from us unless approved by our stockholders in accordance with our articles of incorporation;

•	We may not lease assets to SIC Advisors or its affiliates unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans to SIC Advisors or its affiliates except for the advancement of funds as permitted by our articles of incorporation;

•	We may not acquire assets in exchange for our common stock;

•

We may not pay a commission or fee, either directly or indirectly to SIC Advisors, its affiliates, except as otherwise permitted by our articles of incorporation, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	SIC Advisors and its affiliates may not charge duplicate fees to us; and

•	SIC Advisors and its affiliates may not provide financing to us with a term in excess of 12 months.

In addition, the Investment Advisory Agreement prohibits SIC Advisors and its affiliates from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. SIC Advisors and its affiliates are also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, SIC Advisors and its affiliates are prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification of Our Advisor

The Investment Advisory Agreement provides that SIC Advisors and its officers, directors, persons associated with SIC Advisors, stockholders (and owners of the stockholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of SIC Advisors’ duties or obligations under the Investment Advisory Agreement, as applicable, or otherwise as our investment advisor, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of misfeasance, bad faith, or negligence in SIC Advisors’ performance of such duties or obligations, or SIC Advisors’ reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

The Investment Advisory Agreement further provides that SIC Advisors and its officers, directors, persons associated with SIC Advisors, stockholders (and owners of the stockholders), controlling persons and agents are not entitled to indemnification for any liability or loss suffered by them, nor will they be held harmless for any loss or liability suffered by us, unless (i) SIC Advisors has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (ii) SIC Advisors was acting on behalf of or performing services for us; (iii) such liability or loss was not the result of misconduct or negligence by SIC Advisors; and (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders.

ADMINISTRATION AGREEMENT AND FEES

Administrative Services

Under the terms of the Administration Agreement, and on our behalf, Medley Capital LLC performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Medley provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we reimburse Medley for administrative expenses it incurs in performing its obligations.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. Medley will make available such managerial assistance, on our behalf, to our portfolio companies whether or not they request this assistance. We may receive fees for these services and will reimburse Medley for its allocated costs in providing such assistance, subject to review and approval by our board of directors.

Term; Effective Date

The Administration Agreement was approved by our board of directors on February 16, 2012, and became effective on April 17, 2012, the date that we met our minimum offering requirement. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities. Our board of directors held an in-person meeting on March 4, 2015, in order to consider the annual approval and continuation of our Administration Agreement. Based on the information relating to the terms of the Administration Agreement and the discussions held, the board of directors, including a majority of the non-interested directors, approved the Administration Agreement as being in the best interests of our stockholders. Specifically the board of directors approved the extension of the Administration Agreement for a period of one year beginning on April 5, 2015.

We may terminate the Administration Agreement with Medley Capital LLC on 60 days’ written notice without penalty. Medley Capital LLC may terminate the Administration Agreement on 120 days’ written notice without penalty.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Advisory Agreement with SIC Advisors, in which our senior management have ownership and financial interests. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in SIC Advisors.

In addition, our executive officers and directors and the members of SIC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, affiliates of SIC Advisors currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by SIC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by SIC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, SIC Advisors intends to allocate investment opportunities on an alternating basis in a manner that is fair and equitable over time and is consistent with SIC Advisors’ allocation policy, investment objectives and strategies so that we are not disadvantaged in relation to any other client. SIC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with SIC Advisors will be made based on capital available for investment in the asset class being allocated. In addition, we believe that SIC Advisors and its affiliates have sufficient professionals to fully discharge their responsibilities to the affiliates of SIC Advisors and to us in accordance with SIC Advisors’ fiduciary duty to us. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Co-Investment Opportunities

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. Pursuant to the Exemptive Order received on November 25, 2013, we will be permitted to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is controlled by Medley, in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, our board of directors, including the independent directors, determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order. Under the Exemptive Order, we may co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations the conditions of the Exemptive Order and Medley’s allocation procedures. See “Regulation.”

Policies and Procedures for Managing Conflicts

SIC Advisors and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between SIC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities that are not subject to the Exemptive Order are allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of Medley and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Medley’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Members of SIC Advisors’ Investment Team, which is provided for by Medley, have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, Medley has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by Medley and affiliated advisers. In the case of a transaction that is not subject to the Exemptive Order, SIC Advisors will apply Medley’s investment allocation policy. When we engage in co-investments that are permitted without exemptive relief, we will do so in a manner consistent with Medley’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and investment objectives, among other things, will be offered to us and similar eligible accounts, as periodically determined by Medley. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by SIC Advisors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by SIC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, SIC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. SIC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

Material Nonpublic Information

Our senior management, members of SIC Advisors’ investment committee and other investment professionals from SIC Advisors may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Dealer Manager Agreement

We have entered into a dealer manager agreement with SC Distributors, LLC. An affiliated entity of SC Distributors, LLC has an equity interest in our Advisor and, as a result, SC Distributors may not have conducted an independent due diligence review and investigation of the type it normally performs on unaffiliated issuers.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with SIC Advisors and pay SIC Advisors a management fee and incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for SIC Advisors to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from SIC Advisors to assist our board of directors with the valuation of our portfolio investments. SIC Advisors’ management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of SIC Advisors are involved in the valuation process for our portfolio investments. In addition, the dealer manager has a right to receive a fixed percentage of the profits generated by SIC Advisors, but otherwise has no equity interest in, or control of, SIC Advisors.

License Agreement

We have entered into a license agreement with SIC Advisors under which SIC Advisors has granted us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Sierra” name.

Appraisal and Compensation

Our articles of incorporation provide that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

Restrictions on Transactions with Our Advisor

We will not purchase or lease assets in which SIC Advisors or its affiliates have an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are fair to us and at a price that does not to exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC. SIC Advisors will not acquire assets from us unless approved by our stockholders and, to the extent required, by the SEC. We will not make any loans or other financing to our advisor. SIC Advisors is prohibited from commingling our funds with the funds of any other entity or person for which it provides investment advisory or other services. We are permitted to invest in general partnerships and joint ventures with affiliates of SIC Advisors and non-affiliates provided certain conditions are met.

Expense Support Agreement

On June 29, 2012, we entered into an Expense Support and Reimbursement Agreement, or the Expense Support Agreement with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The terms of the Expense Support Agreement commenced as of the date that our prior registration statement was declared effective by the SEC and will continue until December 31, 2015, unless extended.

Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of our net investment income, net capital gains and the amount of any dividends and other distributions paid to us from our portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The purpose of the Expense Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, we will reimburse our Adviser for expense support payments it previously made following any calendar quarter in which we received net investment income, net capital gains and dividends from our portfolio companies in excess of the distributions paid to stockholders during such calendar quarter, or “Excess Operating Funds”. Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by the Adviser, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by the Adviser that have not yet been reimbursed. In addition, we will only make reimbursement payments if our “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than our operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of our regular cash distributions to stockholders is equal to or greater than the annualized rate of our regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	35,028	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	—	1.00%	7.84%	June 30, 2016
September 30, 2013	1,262,848	—	0.83%	7.84%	September 30, 2016
December 31, 2013	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014	1,313,470	—	0.45%	7.80%	March 31, 2017
June 30, 2014	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014	1,585,471	—	0.47%	8.00%	December 31, 2017
March 31, 2015	1,993,518	—	0.43%	8.00%	March 31, 2018
June 30, 2015	2,148,462	—	0.64%	8.00%	June 30, 2018

(1)

“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by the Company’s Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.

(2)

“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

Either we or SIC Advisors may terminate the Expense Support Agreement at any time, except that if SIC Advisors terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay SIC Advisors all expense support payments made by SIC Advisors within three years of the date of termination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the expected beneficial ownership of our common stock as of September 17, 2015 by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 77,811,974 shares of common stock outstanding as of September 17, 2015.

	Shares Beneficially Owned As of the date of this Prospectus
Name	Number		Percentage
5% or Greater Stockholder:
SIC Advisors LLC	1,108,144.04		1.4%

Executive Officers:(1)
Richard T. Allorto, Jr.	—		—
Jeff Tonkel	—		—
John D. Fredericks	—		—
Dean C. Crowe	—		—

Interested Directors:(1)
Seth Taube	1,108,144.04	(2)	1.4%
Brook Taube	1,108,144.04	(2)	1.4%

Independent Directors:(1)
Valerie Lancaster-Beal	—		—
Stephen R. Byers	—		—
Oliver T. Kane	—		—
All officers and directors as a group (seven persons)	1,108,144.04		1.4%

(1)	The address for all officers and directors is c/o Medley LLC, 375 Park Ave., 33rd Floor, New York, NY 10152.

(2)	The record holder of these shares is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors.

The following table sets forth, as of the date of the satisfaction of the minimum offering requirement, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Brook Taube(4)	Over $100,000
Seth Taube(5)	Over $100,000

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Independent Directors:
Valerie Lancaster-Beal	None
Stephen R. Byers	None
Oliver T. Kane	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equities securities expected to be beneficially owned by our directors is based on the current public offering price of $10.00 per share.

(3)	The dollar range of equity securities expected to be beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(4)	Reflects the pecuniary interest of Brook Taube in the shares of our common stock held by Medley LLC and SIC Advisors.

(5)	Reflects the pecuniary interest of Seth Taube in the shares of our common stock held by SIC Advisors and Medley LLC.

DISTRIBUTIONS

We began declaring semi-monthly distributions, which are paid on a monthly basis, to our stockholders beginning in July 2012 and intend to continue declaring semi-monthly distributions to stockholders, to the extent that we have assets legally available for distribution. All distributions that we make will be at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our board of directors may deem to be relevant. The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering.

The following table reflects the cash distributions per share that we have declared or paid to our stockholders since we commenced operations in April 2012.

Record Date	Payment Date	Amount per share
July 13 and 31, 2012	August 1, 2012	$0.03333
August 15 and 31, 2012	September 4, 2012	0.03333
September 14 and 28, 2012	October 1, 2012	0.03333
October 15 and 30, 2012	October 31, 2012	0.03333
November 15 and 29, 2012	November 30, 2012	0.03333
December 14 and 28, 2012	December 31, 2012	0.03333
January 15 and 31, 2013	January 31, 2013	0.03333
February 15 and 28, 2013	February 28, 2013	0.03333
March 15 and 29, 2013	March 29, 2013	0.03333
April 15 and 30, 2013	April 30, 2013	0.03333
May 15 and 31, 2013	May 31, 2013	0.03333
June 14 and 28, 2013	June 28, 2013	0.03333
July 15 and 31, 2013	July 31, 2013	0.03333
August 15 and 30, 2013	August 30, 2013	0.03333
September 13 and 30, 2013	September 30, 2013	0.03333
October 15 and 31, 2013	October 31, 2013	0.03333
November 15 and 29, 2013	November 29, 2013	0.03333
December 13 and 31, 2013	December 31, 2013	0.03333
January 15 and 31, 2014	January 31, 2014	0.03333
February 14 and 28, 2014	February 28, 2014	0.03333
March 14 and 31, 2014	March 31, 2014	0.03333
April 15 and 30, 2014	April 30, 2014	0.03333
May 15 and 30, 2014	May 30, 2014	0.03333
June 13 and 30, 2014	June 30, 2014	0.03333
July 15 and 31, 2014	July 31, 2014	0.03333
August 15 and 29, 2014	August 29, 2014	0.03333
September 15 and 30, 2014	September 30, 2014	0.03333
October 15 and 31, 2014	October 31, 2014	0.03333
November 14 and 28, 2014	November 28, 2014	0.03333
December 15 and 31, 2014	December 31, 2014	0.03333
January 15 and 30, 2015	January 30, 2015	0.03333
February 13 and 27, 2015	February 27, 2015	0.03333
March 13 and 31, 2015	March 31, 2015	0.03333
April 15 and 30, 2015	April 30, 2015	0.03333
May 15 and 29, 2015	May 29, 2015	0.03333
June 15 and 30, 2015	June 30, 2015	0.03333
July 15 and 31, 2015	July 31, 2015	0.03333
August 14 and 31, 2015	August 31, 2015	0.03333
September 15 and 30, 2015	September 30, 2015	0.03333
October 15 and 30, 2015	October 30, 2015	0.03333
November 13 and 30, 2015	November 30, 2015	0.03333
December 15 and 31, 2015	December 31, 2015	0.03333

From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We may fund our cash distributions to stockholders from any sources of funds available to us including expense reimbursements from our Adviser that are subject to repayment to it as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of this offering, substantially all of our distributions will result from expense support payments made by our Adviser that may be subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital for tax purposes. You should understand that any such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser continues to make such expense support payments. You should also understand that any future reimbursements to our Adviser will reduce the distributions that you would otherwise receive. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. The Adviser has no obligation to make expense support payments pursuant to the Expense Support Agreement after December 31, 2015, unless the Expense Support Agreement is extended. For the quarter ended June 30, 2015, if expense support payments of $1,941,494 were not made by our Adviser, 14% percent of the distribution rate would have been a return of capital for GAAP purposes.

Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have invested substantially all of the proceeds of this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore investors are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

On June 29, 2012, we entered into the Expense Support Agreement with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The terms of the Expense Support Agreement commenced as of the date that our prior registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Since that time, the board of directors has approved amendments to the Expense Support Agreement extending its term, most recently, through December 31, 2015.

Pursuant to the Expense Support Agreement, we have a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of our net investment income, net capital gains and the amount of any dividends and other distributions paid to us from our portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. The purpose of the Expense Support Agreement is to cover distributions to stockholders so as to ensure that the distributions do not constitute a return of capital for GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses.

Either we or SIC Advisors may terminate the Expense Support Agreement at any time, except that if SIC Advisors terminates the agreement, it may not terminate its obligations to provide expense support payments after the commencement of any monthly period. If we terminate the Investment Advisory Agreement, we will be required to repay SIC Advisors all expense support payments made by SIC Advisors within three years of the date of termination.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We elected to be treated, beginning with our first taxable year subsequent to the date that we commenced investment operations, and intend to continue to qualify annually thereafter, as a RIC under the Code. To maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

We are permitted to fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. We have not established limits on the amount of funds we may use from available sources to make distributions. However, on June 29, 2012, we entered into the Expense Support Agreement with SIC Advisors. Pursuant to the Expense Support Agreement, the Advisor has agreed to reimburse us for operating expenses in an amount equal to the difference between our distributions paid to stockholders in each month, less the sum of our net investment income, our net realized capital gains and dividends paid to us from our portfolio companies during such period. The term of the Expense Support Agreement commenced as of the date that our prior registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Since that time, the board of directors has approved amendments to the Expense Support Agreement extending its term, most recently, through December 31, 2015. As of the date hereof, no portion of the cash distributions paid to our stockholders were funded from offering proceeds or indebtedness.

The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the Six Months ended June 30, 2015 and years ended December 31, 2014, 2013 and 2012:

	Six Months ended June 30, 2015		Year ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Source of Distribution	Distribution Amount	Percentage	Distribution Amount(1)	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital from offering proceeds	$—	—%	$—	—%	$—	—%	$—	—%
Return of capital from borrowings	—	—	—	—	—	—	—	—
Net investment income	25,374,463	100.0	20,880,983	72.5	6,032,061	100.0	637,330	100.0
Net realized gain	—	—	1,192,159	4.2	—	—	—	—
Return of capital (other)	—	—	6,719,353	23.3	—	—	—	—

Distributions on a tax basis:	$25,374,463	100.0%	$28,792,495	100.0%	$6,032,061	100.0%	$637,330	100.0%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). We are externally managed by SIC Advisors LLC, or SIC Advisors, which is a registered investment adviser under the Advisers Act. SIC Advisors is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. In addition, we have elected and intend to qualify to be treated, for U.S. federal income tax purposes, as a RIC under subchapter M of the Code.

On April 17, 2012 we successfully reached the minimum escrow requirement and officially commenced operations by receiving gross proceeds of $10 million in exchange for 1,108,033.24 shares of our common stock sold to SIC Advisors. As of June 30, 2015, we have combined proceeds, including leverage through a revolving credit facility with ING Capital LLC and a revolving credit facility with JP Morgan Chase through Alpine Funding LLC, our wholly-owned special purpose financing subsidiary, which we have used to invest $878.3 million across 85 portfolio companies.

Under our Investment Advisory Agreement, we pay SIC Advisors an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we reimburse Medley for the allocable portion of overhead and other expenses incurred by Medley Capital LLC in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

We intend to meet our investment objective by primarily lending to, and investing in the debt of privately owned U.S. middle market companies, which we define as companies with annual revenue between $50 million and $1 billion. We intend to focus primarily on making investments in first lien senior secured debt, second lien secured debt, and to a lesser extent, subordinated debt, of middle market companies in a broad range of industries. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments. We will originate transactions sourced through our existing SIC Advisors’ network, and, to a lesser extent, expect to acquire debt securities through the secondary market. We may make equity investments in companies that we believe will generate appropriate risk adjusted returns, although we do not expect such investments to be a substantial portion of our portfolio.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To be eligible for tax treatment under Subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest on the debt securities that we hold and distributions and capital gains on other interests that we acquire in our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of approximately six years and that the subordinated debt we invest in will generally have stated terms of approximately seven years. Our senior and subordinated debt investments bear interest at a fixed or floating rate. Interest on debt securities is generally payable monthly, quarterly or semiannually. In addition, some of our investments provide for deferred interest payments or paid-in-kind (“PIK”) interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with our transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Our primary annual operating expenses consist of the payment of advisory fees and the reimbursement of expenses under our Investment Advisory Agreement with SIC Advisors and our Administration Agreement with Medley Capital LLC. We bear other expenses, which include, among other things:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts subject to limitations included in the Investment Advisory Agreement;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	costs of director and stockholder meetings, proxy statements, stockholders’ reports and notices;

•	costs of fidelity bonds, directors and officers/errors and omissions liability insurance and other types of insurance;

•

direct costs, including those relating to printing of stockholder reports and advertising or sales materials, mailing, long distance telephone and staff subject to limitations included in the Investment Advisory Agreement;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•

all other expenses incurred by us or the Advisor in connection with administering our investment portfolio, including expenses incurred by our Advisor in performing certain of its obligations under the Investment Advisory Agreement; and

•

the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salary is paid by Medley, to the extent that each such reimbursement amount is annually approved by our independent director committee and subject to the limitations included in our Administration Agreement.

Reimbursement of Medley for Administrative Services

We reimburse Medley Capital LLC for the administrative expenses necessary for its performance of services to us. However, such reimbursement is made at an amount equal to the lower of Medley Capital LLC’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. Also, such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

Portfolio and Investment Activity

As of June 30, 2015, our portfolio consisted of investments in 85 portfolio companies with a fair value of $871.1 million, and was comprised of 62.0% Senior Secured first lien term loans, 29.5% Senior Secured second lien term loans, 7.7% Senior Secured first lien notes and 0.8% warrants and equity.

As of December 31, 2014, our investment portfolio consisted of investments in 73 portfolio companies with a fair value of $616.9 million, and was comprised of 54.3% Senior Secured first lien term loans, 35.9% Senior Secured second lien term loans, 8.7% Senior Secured first lien notes, 0.2% Senior Secured second lien notes, 0.5% preferred equity, and 0.4% warrants.

As of December 31, 2013, our portfolio consisted of investments in 49 portfolio companies with a fair value of $137.8 million, and was comprised of 20.8% Senior Secured first lien term loans, 41.0% Senior Secured second lien term loans, 34.4% senior secured notes, 3.8% Senior Secured second lien notes and 0.0% warrants.

As of June 30, 2015, our income-bearing investment portfolio, which represented 99.7% of our total portfolio, had a weighted average yield based upon the cost of our portfolio investments of approximately 9.2%, and 12.0% of our income-bearing portfolio bore interest based on fixed rates, and 88.0% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

As of December 31, 2014, our income-bearing investment portfolio, which represented 99.6% of our total portfolio, had a weighted average yield based upon the cost of our portfolio investments of approximately 9.1%, and 10.0% of our income-bearing portfolio bore interest based on fixed rates, and 90.0% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

As of December 31, 2013, our income-bearing investment portfolio, which represented 99.9% of our total portfolio, had a weighted average yield based upon the cost of our portfolio investments of approximately 9.9%, and 43.3% of our income-bearing portfolio bore interest based on fixed rates, and 56.7% of our income-bearing portfolio bore interest on floating rates, such as LIBOR.

During the quarter ended June 30, 2015, we invested $188.8 million of principal in directly originated transactions across 11 portfolio companies and $6.0 million of principal in syndicated transactions across 1 portfolio company. As of June 30, 2015, the investment portfolio was comprised of $726.2 million of principal in directly originated transactions across 60 portfolio companies and $155.0 million of principal in syndicated transactions across 25 portfolio companies.

The following table summarizes the amortized cost and the fair value of investments, not including cash as of June 30, 2015:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$543,460,235	61.9%	$539,736,588	62.0%
Senior secured second lien term loans	261,103,525	29.7	257,174,465	29.5
Senior secured first lien notes	68,133,606	7.8	67,531,506	7.7
Warrants/Equity	5,638,024	0.6	6,701,560	0.8

Total	$878,335,390	100.0%	$871,144,119	100.0%

For the year ended December 31, 2014, we invested $441.6 million of principal in directly originated transactions across 39 new portfolio companies and $137.7 million of principal in syndicated transactions across 34 new portfolio companies. As of December 31, 2014, the investment portfolio was comprised of $476.4 million of principal in directly originated transactions across 47 portfolio companies and $145.1 million of principal in syndicated transactions across 26 portfolio companies. The following table summarizes the amortized cost and the fair value of our investment portfolio not including cash and cash equivalents as of December 31, 2014:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$335,675,585	54.0%	$335,182,650	54.3%
Senior secured second lien term loans	223,990,513	36.1	221,863,203	35.9
Senior secured first lien notes	55,380,821	8.9	53,699,500	8.7
Senior secured second lien notes	986,238	0.2	1,008,274	0.2
Warrants/Equity	4,935,360	0.8	5,161,466	0.9

Total	$620,968,517	100.0%	$616,915,093	100.0%

The following table summarizes the amortized cost and the fair value of investments, not including cash and cash equivalents as of December 31, 2013:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$28,617,156	20.9%	$28,583,326	20.8%
Senior secured first lien notes	47,352,921	34.5	47,427,311	34.4
Senior secured second lien term loans	56,224,549	40.9	56,481,247	41.0
Senior secured second lien notes	5,108,477	3.7	5,254,676	3.8
Warrants/Equity	29,173	—	54,977	—

Total	$137,332,276	100.0%	$137,801,537	100.0%

The weighted average current yield to maturity, including the yield of cash collateral on total return swap, based on fair value at June 30, 2015 was as follows:

	Percentage of Total Investments	Weighted Average Current Yield for Total Investments
Senior Secured First Lien Term Loans	57.9%	9.8%
Senior Secured First Lien Notes	7.2	10.8
Senior Secured Second Lien Term Loans	27.6	10.8
Senior Secured Second Lien Notes	—	—
Equity/Warrants	7.3	20.0

Total	100.0%	10.9%

Our weighted average represents total investments’ yield to maturity including the yield of cash collateral on total return swap and, at December 31, 2014 was as follows:

	Percentage of Total Investments	Weighted Average Current Yield for Total Investments
Senior Secured First Lien Term Loans	49.8	9.6%
Senior Secured First Lien Notes	8.0	10.8
Senior Secured Second Lien Term Loans	32.9	10.5
Senior Secured Second Lien Notes	0.1	12.2
Equity/Warrants	9.2	18.4

Total	100.0%	10.8%

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at June 30, 2015:

	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Services: Business	$122,053,656	14.0%	$16,842,721	7.3%	$138,896,377	12.6%
Hotel, Gaming & Leisure	79,784,991	9.2%	34,019,701	14.8%	113,804,692	10.3%
Banking, Finance, Insurance & Real Estate	90,478,151	10.4%	12,829,999	5.6%	103,308,150	9.4%
Automotive	84,804,665	9.7%	—	0.0%	84,804,665	7.7%
High Tech Industries	63,319,078	7.3%	12,905,082	5.6%	76,224,160	6.9%
Retail	68,420,847	7.9%	5,628,150	2.5%	74,048,997	6.7%
Media: Advertising, Printing & Publishing	36,091,836	4.1%	22,556,467	9.8%	58,648,303	5.3%
Construction & Building	44,479,107	5.1%	5,874,978	2.6%	50,354,085	4.6%
Healthcare & Pharmaceuticals	37,733,760	4.3%	5,468,050	2.4%	43,201,810	3.9%
Energy: Oil & Gas	36,369,249	4.2%	6,055,616	2.6%	42,424,865	3.9%
Wholesale	40,443,097	4.6%	—	0.0%	40,443,097	3.7%

	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Capital Equipment	$15,056,508	1.7%	$23,505,407	10.2%	$38,561,915	3.5%
Aerospace & Defense	34,725,137	4.0%	—	0.0%	34,725,137	3.2%
Telecommunications	28,900,236	3.3%	4,972,822	2.2%	33,873,058	3.1%
Services: Consumer	11,383,252	1.3%	21,673,125	9.4%	33,056,377	3.0%
Metals & Mining	12,883,656	1.5%	9,350,000	4.1%	22,233,656	2.0%
Transportation: Cargo	12,570,684	1.4%	9,541,317	4.2%	22,112,001	2.0%
Media: Broadcasting & Subscription	17,346,408	2.0%	—	0.0%	17,346,408	1.6%
Chemicals, Plastics & Rubber	12,328,495	1.4%	3,972,497	1.7%	16,300,992	1.5%
Containers, Packaging & Glass	—	—%	14,731,844	6.4%	14,731,844	1.3%
Consumer goods: Durable	—	—%	14,377,700	6.3%	14,377,700	1.3%
Consumer goods: Non-durable	5,050,000	0.6%	5,205,682	2.3%	10,255,682	0.9%
Beverage, Food & Tobacco	9,421,306	1.1%	—	—%	9,421,306	0.9%
Media: Diversified & Production	7,500,000	0.9%	—	—%	7,500,000	0.7%

	$871,144,119	100.0%	$229,511,158	100.0%	$1,100,655,277	100.0%

(1)	Does not include TRS underlying loans

The following table shows the portfolio composition by industry grouping, including the TRS underlying loans, based on fair value at December 31, 2014:

	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Diversified/Conglomerate Service	$106,805,052	17.3%	$25,491,398	12.6%	$132,296,450	16.2%
Electronics	36,038,502	5.9%	27,024,812	13.4%	63,063,316	7.7%
Healthcare, Education, and Childcare	44,507,635	7.2%	5,406,335	2.7%	49,913,969	6.1%
Automobile	44,416,368	7.2%	3,613,276	1.8%	48,029,644	5.9%
Insurance	34,535,811	5.6%	11,731,730	5.8%	46,267,541	5.7%
Buildings and Real Estate	43,348,116	7.0%	—	0.0%	43,348,118	5.3%
Retail Stores	31,774,476	5.2%	11,021,194	5.5%	42,795,670	5.2%
Oil and Gas	39,601,369	6.4%	3,075,557	1.5%	42,676,920	5.2%
Personal, Food, and Miscellaneous Services	41,867,430	6.8%	—	0.0%	41,867,431	5.1%
Telecommunications	38,077,579	6.2%	—	0.0%	38,077,579	4.7%
Hotels, Motels, Inns and Gaming	20,808,540	3.4%	16,642,831	8.3%	37,451,371	4.6%
Aerospace and Defense	24,935,749	4.0%	4,863,250	2.4%	29,798,999	3.6%
Mining, Steel, Iron, and Nonprecious Metals	12,915,294	2.1%	15,525,000	7.7%	28,440,295	3.5%

	Investments at Fair Value(1)	Percentage of Total Portfolio(1)	Value of TRS Underlying Loans	Percentage of TRS Underlying Loans	Total Investments at Fair Value including the value of TRS Underlying Loans	Percentage of Total Portfolio Including the value of TRS Underlying Loans
Printing and Publishing	$12,437,500	2.0%	$15,752,838	7.8%	$28,190,338	3.4%
Diversified/Conglomerate Manufacturing	—	0.0%	25,290,000	12.5%	25,290,000	3.1%
Cargo Transport	12,589,103	2.0%	11,711,089	5.8%	24,300,193	3.0%
Finance	22,708,362	3.7%	—	0.0%	22,708,362	2.8%
Chemicals, Plastics, and Rubber	22,351,767	3.6%	—	0.0%	22,351,767	2.7%
Containers, Packaging, and Glass	10,059,144	1.6%	8,727,195	4.3%	18,786,340	2.3%
Broadcasting and Entertainment	1,500,568	0.3%	13,763,859	6.8%	15,264,428	1.9%
Leisure, Amusement, Motion Pictures, Entertainment	10,011,269	1.6%	—	0.0%	10,011,269	1.2%
Personal and Nondurable Consumer Products (Manufacturing Only)	3,758,756	0.6%	—	0.0%	3,758,756	0.5%
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	—	0.0%	1,897,639	0.9%	1,897,639	0.2%
Beverage, Food and Tobacco	1,866,703	0.3%	—	0.0%	1,866,703	0.2%

Total	$616,915,093	100.0%	$201,538,003	100.0%	$818,453,095	100.0%

(1)	Does not include TRS underlying loans

SIC Advisors regularly assesses the risk profile of each of our portfolio investments and rates each of them based on the following categories, which we refer to as SIC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination or purchase.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination or purchase.
Some loss of interest or dividend is expected, but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination or purchase.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investment portfolio, not including cash and cash equivalents, on the 1 to 5 investment performance rating scale at fair value as of:

	June 30, 2015		December 31, 2014
Investment Performance Rating	Investments at Fair Value	Percentage	Investments at Fair Value	Percentage
1	$5,091,186	0.6%	$—	—%
2	857,667,280	98.5	616,677,442	100.0
3	8,148,002	0.9	—	—
4	—	—	—	—
5	237,651	0.0	237,651	0.0

Total	$871,144,119	100.0%	$616,915,093	100.0%

	December 31, 2014		December 31, 2013
Investment Performance Rating	Investments at Fair Value	Percentage	Investments at Fair Value	Percentage
1	$—	—%	$2,198,601	1.6%
2	616,677,442	100	135,280,191	98.2
3	—	—	—	—
4	—	—	—	—
5	237,651	0.0	322,745	0.2

Total	$616,915,093	100.0%	$137,801,537	100.0%

Results of Operations

Operating results for the three and six months ended June 30, 2015 and 2014 are as follows:

	For the three months ended June 30		For the six months ended June 30
	2015	2014	2015	2014
Total investment income	$22,300,447	$6,813,824	$38,307,266	$11,410,038
Total expenses, net	10,188,515	3,057,705	17,296,007	5,161,270
Net investment income/(loss)	12,111,932	3,756,119	21,011,259	6,248,768
Net realized gain/(loss) from investments	3,132,468	2,234,348	5,287,120	3,943,310
Net unrealized gain/(loss) on investments and total return swap	(3,390,185)	1,244,862	(2,446,284)	1,490,799
Change in Provision for deferred taxes on unrealized gain on investments	(284,849)	—	(284,849)	—

Net increase/(decrease) in net assets resulting from operations	$11,569,366	$7,235,329	$23,567,246	$11,682,877

Operating results for the years ended December 31, 2014 and 2013 are as follows:

	For the year ended December 31, 2014	For the period ended December 31, 2013
Total investment income	$39,391,455	$8,007,002
Total expenses, net	19,825,040	2,663,457
Net investment income	19,566,415	5,343,545
Net realized gains (losses) on total investments	7,011,513	97,424
Net unrealized gains (losses) on total investments	(12,525,678)	839,817

Net increase in net assets resulting from operations	$14,052,250	$6,280,786

Investment Income

For the three months ended June 30, 2015, investment income totaled $22,300,447, of which $16,956,876 was attributable to portfolio interest, $5,020,430 was attributable to other fee income, $323,500 was attributable to PIK interest and $136 was attributable to interest from cash. For the three months ended June 30, 2014, investment income totaled $6,813,824, of which $6,055,653 was attributable to portfolio interest, $653,728 was attributable to other fee income, and $104,443 was attributable to PIK interest.

For the six months ended June 30, 2015, investment income totaled $38,307,266, of which $31,289,217 was attributable to portfolio interest, $6,347,504 was attributable to other fee income, $670,158 to PIK interest and $387 was attributable to interest from cash. For the six months ended June 30, 2014, investment income totaled $11,410,038, of which $9,813,514 was attributable to portfolio interest, $1,488,377 was attributable to other fee income, and $108,147 to PIK interest.

For the year ended December 31, 2014, investment income totaled $39,391,455, of which $31,447,370 was attributable to portfolio interest, $7,943,860 was attributable to other fee income, and $225 to interest from cash and cash equivalents.

For the year ended December 31, 2013, investment income totaled $8,007,002, of which $7,386,700 was attributable to portfolio interest, $619,861 was attributable to other fee income, and $441 to interest from cash and cash equivalents.

Operating Expenses

Operating expenses for the three months ended June, 2015 and 2014 were as follows:

	For the three months ended June 30		For the six months ended June 30
	2015	2014	2015	2014
Base management fees	$4,243,146	$1,768,047	$7,963,543	$2,910,818
Provisional incentive fees	2,122,395	326,458	2,392,892	438,949
Administrator expenses	538,692	272,579	1,094,441	500,795
Professional fees	623,994	250,370	1,173,975	505,698
Interest and financing expenses	2,125,092	506,299	3,957,723	669,700
Organizational and offering costs reimbursed to an affiliate	—	1,224,673	443,687	2,208,458
Offering costs	1,674,904	190,100	2,067,657	190,100
General and administrative expenses	801,786	662,245	2,137,101	1,193,288

Expenses before expense reimbursement	$12,130,009	$5,200,771	$21,231,019	$8,617,806

Operating expenses for the year and period ended December 31, 2014 and 2013, respectively, were as follows:

	For the year ended December 31, 2014	For the year ended December 31, 2013
Base management fees	$8,976,657	$1,906,386
Organizational and offering costs reimbursed to an affiliate	4,640,250	1,761,943
Interest and financing expenses	3,138,389	215,059
General and administrative	2,786,629	701,778
Professional fees	2,355,985	956,114
Administrator expenses	1,698,537	592,585
Directors fees	174,600	154,084
Insurance expenses	158,735	131,770
Incentive fees	(183,617)	182,989

Expenses before expense reimbursement	$25,047,136	$6,602,708

For the year ended December 31, 2014, total net expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $5,222,096. Net expenses after taking into account the expense reimbursement from SIC Advisors, were $19,825,040 for the year ended December 31, 2014.

For the year ended December 31, 2013, total expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $3,939,251. Net expenses after taking into account the expense reimbursement from SIC Advisors, were $2,663,457 for the year ended December 31, 2013.

Expense Support and Reimbursement Agreement

On June 29, 2012, the Company entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s stockholders in each month, less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month shall be equal to such amount necessary in order for Available Operating Funds for the month to equal zero. The terms of the Expense Support Agreement commenced as of the date that the Company’s prior registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Subsequently, the Company’s board of directors approved amendments to the Expense Support Agreement that extended the term from December 31, 2012 to December 31, 2015.

Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of the Company’s net investment income, the Company’s net capital gains and the amount of any dividends and other distributions paid to the Company from its portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to stockholders. The purpose of the Expense Support Agreement is to avoid such distributions being characterized as returns of capital for GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter in which the Company received net investment income, net capital gains and dividends from its portfolio companies in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of its regular cash distributions to the Company’s stockholders is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

As of June 30, 2015, we recorded $6,378,866 in our statements of assets and liabilities as due from affiliate relating to the Expense Support Agreement. For the three and six months ended June 30, 2015, we recorded an expense reimbursement of $1,941,494 and $3,935,012 on the statement of operations. Expense reimbursements to SIC Advisors will be accrued as they become probable and estimable. For the six months ended June 30, 2015, we did not record any expense reimbursements to SIC Advisors. As of December 31, 2014, we recorded

$6,995,930 in our consolidated statement of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. For the three months ended March 31, 2014, we recorded an expense reimbursement of $1,313,470 on the statement of operations. For the three months ended March 31, 2014 we did not record any expense reimbursements to SIC Advisors.

For the six months ended June 30, 2015 total expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $3,935,012 and net expenses after taking into account the expense reimbursement from SIC Advisors, was $17,296,007.

For the three months ended March 31, 2014 total expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $1,313,470 and net expenses after taking into account the expense reimbursement from SIC Advisors, was $2,103,565.

As of December 31, 2014, we recorded $6,995,930 in our consolidated statement of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. For the year ended December 31, 2014, we recorded a net expense support reimbursement of $5,222,096 on the consolidated statement of operations. Expense reimbursements to SIC Advisors will be accrued as they become probable and estimable. For the year ended December 31, 2014 gross expenses before expense reimbursement from SIC Advisors pursuant to the Expense Support and Reimbursement Agreement was $25,047,136 and net expenses after taking into account the expense reimbursement from SIC Advisors, was $19,825,040.

As of December 31, 2013, we recorded $2,592,989 in our consolidated statement of assets and liabilities as due from affiliate relating to the Expense Support and Reimbursement Agreement. For the year ended December 31, 2013, we recorded an expense reimbursement of $3,939,251 on the consolidated statement of operations. Expense reimbursements to SIC Advisors will be accrued as they become probable and estimable. For the year ended December 31, 2013, we did not record any Expense Repayments to SIC Advisors.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the three and six months ended June 30, 2015, we recognized $3,132,468 and 5,287,120 in net realized gains on total investments.

During the year ended December 31, 2014 we recognized $7,011,513 in net realized losses on total investments. During the period ended December 31, 2013, we recognized $97,424 of net realized gains on our portfolio investments.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation on investments reflects the net change in the fair value of our total investments. For the three and six months ended June 30, 2015, we had unrealized depreciation of $3,390,185 and $2,446,284 on total investments.

Net change in unrealized appreciation on investments reflects the net change in the fair value of our total investments. For the year ended December 31, 2014, we had unrealized depreciation of $12,525,678 on total investments. For the year ended December 31, 2013, we had unrealized appreciation of $839,817 on our portfolio investments.

Changes in Net Assets from Operations

For the three and six months ended June 30, 2015, we recorded a net increase in net assets resulting from operations of $11,569,366 and $23,567,246, respectively. Based on 67,418,067 weighted average common shares outstanding for the three months ended June 30, 2015, our per share basic and diluted earnings was $0.17. Based on 62,912,383 weighted average common shares outstanding for the six months ended June 30, 2015, our per share basic and diluted earnings was $0.37.

For the year ended December 31, 2014, we recorded a net increase in net assets resulting from operations of $14,052,250 versus a net increase in net assets resulting from operations of $6,280,786 for the year ended December 31, 2013. Based on 35,425,825 and 7,426,660 weighted average common shares outstanding for the years ended December 31, 2014 and 2013, respectively, our per share net increase in net assets resulting from operations was $0.40 for the year ended December 31, 2014 versus a per share net increase in net assets from operations of $0.85 for the year ended December 31, 2013.

Financial Condition, Liquidity and Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Our liquidity and capital resources have been generated primarily from the net proceeds of our public offering of common stock.

As of June 30, 2015, we had $24,160,878 in cash. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

As of December 31, 2014, we had $65.7 million in cash and cash equivalents. As of December 31, 2013, we had $34.9 million in cash and cash equivalents. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow.

On December 4, 2013, we entered into a three-year senior secured syndicated revolving credit facility with a one-year term out period (the “ING Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Facility matures on December 4, 2017 and is secured by substantially all of our assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among us, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.

On November 24, 2014 the Company entered into Amendment No. 3 to the Revolving Credit Agreement, or the Amended Revolving Facility, with certain lenders a party thereto and ING Capital LLC, as administrative agent. The Amended Revolving Facility modifies certain provisions of the Company’s existing Revolving Credit Agreement. The Amended Revolving Facility was amended to, among other things, increase the maximum amount of the accordion feature which permits subsequent increases in commitments under the Amended Revolving Facility to $500 million. Borrowings under the Amended Revolving Facility are subject to, among other things, a minimum borrowing/collateral base and substantially all of the Company’s assets are pledged as collateral under the Amended Revolving Facility. As of March 31, 2015 and December 31, 2014, the Company’s outstanding borrowings under the ING Credit Facility were $150,000,000 and $115,000,000, respectively.

On July 23, 2014, our newly-formed, wholly-owned, special purpose financing subsidiary, Alpine Funding LLC (“Alpine”), entered into a revolving credit facility (the “Alpine Credit Facility”) pursuant to a Loan Agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors LLC, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

Borrowings under the Alpine Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 23, 2019. As of March 31, 2015, Alpine’s borrowings under the Alpine Credit Facility totaled $121,500,000 and were recorded as part of revolving credit facility payable on our consolidated statements of assets and liabilities. As of December 31, 2014, Alpine’s borrowings under the Alpine Credit Facility totaled $121,500,000 and were recorded as part of revolving credit facility payable on our consolidated statements of assets and liabilities.

Contractual Obligations and Off-Balance Sheet Arrangements

We have entered into certain contracts under which we have material future commitments. On April 5, 2012, we entered into the Investment Advisory Agreement with SIC Advisors in accordance with the 1940 Act. The Investment Advisory Agreement became effective as of April 17, 2012, the date that we met the minimum offering requirement. Pursuant to the 1940 Act, the initial term of the Investment Advisory Agreement was for two years from its effective date, with one-year renewals subject to approval by our board of directors, a majority of whom must be independent directors. On March 4, 2015, the board of directors approved the renewal of the Investment Advisory Agreement for an additional one-year term at an in-person meeting. SIC Advisors serves as our investment advisor in accordance with the terms of the Investment Advisory Agreement. Payments under our Investment Advisory Agreement in each reporting period consist of (i) a management fee equal to a percentage of the value of our gross assets and (ii) an incentive fee based on our performance.

On April 5, 2012, we entered into the Administration Agreement with Medley Capital LLC with an initial term of two years, pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. On March 4, 2015, the board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services we expect to receive under the investment advisory agreement and administration agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

On August 27, 2013, Arbor Funding LLC (“Arbor”), a newly-formed, wholly-owned financing subsidiary of the Company, entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”).

On June 8, 2015, the Company, through Arbor Funding LLC, or Arbor, its wholly-owned financing subsidiary, entered into the Third Amended and Restated Confirmation Letter Agreement, or the Third Amended Confirmation Agreement with Citibank, N.A., or Citi, initially entered into on August 27, 2013, and amended and restated on March 21, 2014 and July 23, 2014, relating to a total return swap, or TRS, for senior secured floating rate loans. The TRS with Citi enables the Company, through Arbor, to obtain the economic benefit of the loans subject to the TRS, despite the fact that such loans will not be directly held or otherwise owned by the Company or Arbor, in return for an interest-type payment to Citi. The Third Amended Confirmation Agreement reduces the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $350,000,000 to $300,000,000. Other than the foregoing, the Third Amended Confirmation Agreement did not change any of the other terms of the TRS.

The TRS with Citibank enables Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank. Accordingly, the TRS is analogous to Arbor utilizing leverage to acquire loans and incurring an interest expense to a lender.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”.

Our derivative asset from Citibank, net of amounts available for offset under a master netting agreement as of June 30, 2015 was $ 2,395,990, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap.

Transactions in total return swap contracts during the three months ended June 30, 2015 were $2,720,032 in realized gains and $2,115,849 in unrealized losses, which is recorded on the consolidated statements of operations.

For the three months ended June 30, 2015, the average notional par amount of total return swap contracts was $228,332,910.

Our derivative asset from Citibank, net of amounts available for offset under a master netting agreement as of December 31, 2014 was $56.9 million, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap.

Transactions in total return swap contracts during the year ended December 31, 2014 were $6.4 million in realized gains and $8.0 million in unrealized losses, which is recorded on the consolidated statements of operations.

For the year ended December 31, 2014, the average notional par amount of total return swap contracts was $141.6 million.

On March 27, 2015, the Sierra Income Corporation and Great American Life Insurance Company (“Great American Life”) entered into a limited liability company operating agreement to co-manage SIC Senior Loan Strategy JV I LLC (the “Joint Venture”). Sierra Income Corporation and Great American Life have committed to provide $100 million of equity to the Joint Venture, with the Sierra Income Corporation providing $87.5 million and Great American Life providing $12.5 million. In addition, the Joint Venture intends to seek a credit facility from a third party financing provider. The Joint Venture is expected to invest primarily in first lien middle market and other corporate debt securities. All portfolio and other material decisions regarding the Joint Venture must be submitted to the Joint Venture’s board of managers, which is comprised of four members, two of whom are selected by Sierra Income Corporation and the other two are selected by Great American Life. As a result, consistent with precedent transactions that have been reviewed and approved by the SEC, the Company has concluded that it does not control the Joint Venture. As of June 30, 2015, the Joint Venture had not commenced operations.

Sierra Income Corporation has determined that the Joint Venture is an investment company under ASC 946, however in accordance with such guidance, Sierra Income Corporation will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, Sierra Income Corporation does not consolidate its interest in the Joint Venture.

Distributions

We have elected and intend to continue to qualify to be treated, for U.S. federal income tax purposes, as a RIC under subchapter M of the Code. To obtain and maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will continue to achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Subject to our board of directors’ discretion and applicable legal restrictions, we expect to authorize and pay monthly distributions to our stockholders. Any distributions to our stockholders will be declared out of assets legally available for distribution. We expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We have not established limits on the amount of funds we may use from available sources to make distributions. We expect that for a significant time after the commencement of this offering, substantially all of our distributions will result from expense support payments made by SIC Advisors that may be subject to repayment by us within three years. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for GAAP purposes. We may still have distributions which could be characterized as a return of capital for tax purposes. Such distributions are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or SIC Advisors continues to make Expense Support Payments under the Expense Support Agreement. Any future reimbursements to SIC Advisors will reduce the distributions that may otherwise be available for distribution to stockholders. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. SIC Advisors has no obligation to make Expense Support Payments pursuant to the Expense Support Agreement after December 31, 2015, unless the Expense Support Agreement is extended. For the six months ended June 30, 2015 and 2014, if Expense Support Payments of $3,935,012 and $3,456,536, respectively were not made by SIC Advisors, approximately 16% and 34% of the distributions, respectively, would have been a return of capital for GAAP purposes. For the year ended December 31, 2014, if net Expense Support Payments of $5,222,096 were not made by SIC Advisors, approximately 18% of the distributions would have been a return of capital for GAAP purposes.

Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have invested substantially all of the proceeds of this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. Therefore stockholders are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

The following table reflects the cash distributions per share that we have declared or paid to our stockholders since we commenced operations in April 2012. Stockholders of record as of each respective record date were entitled to receive the distribution. These distributions represent an annualized yield of 8.00% based on our current offering price of $10.00 per share. The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution;

Record Date	Payment Date	Amount per share
July 13 and 31, 2012	August 1, 2012	$0.03333
August 15 and 31, 2012	September 4, 2012	0.03333
September 14 and 28, 2012	October 1, 2012	0.03333
October 15 and 30, 2012	October 31, 2012	0.03333
November 15 and 29, 2012	November 30, 2012	0.03333
December 14 and 28, 2012	December 31, 2012	0.03333
January 15 and 31, 2013	January 31, 2013	0.03333
February 15 and 28, 2013	February 28, 2013	0.03333
March 15 and 29, 2013	March 29, 2013	0.03333
April 15 and 30, 2013	April 30, 2013	0.03333
May 15 and 31, 2013	May 31, 2013	0.03333
June 14 and 28, 2013	June 28, 2013	0.03333
July 15 and 31, 2013	July 31, 2013	0.03333
August 15 and 30, 2013	August 30, 2013	0.03333
September 13 and 30, 2013	September 30, 2013	0.03333
October 15 and 31, 2013	October 31, 2013	0.03333
November 15 and 29, 2013	November 29, 2013	0.03333
December 13 and 31, 2013	December 31, 2013	0.03333
January 15 and 31, 2014	January 31, 2014	0.03333
February 14 and 28, 2014	February 28, 2014	0.03333
March 14 and 31, 2014	March 31, 2014	0.03333
April 15 and 30, 2014	April 30, 2014	0.03333
May 15 and 30, 2014	May 30, 2014	0.03333
June 13 and 30, 2014	September 30, 2014	0.03333
July 15 and July 31, 2014	July 31, 2014	0.03333
August 15 and August 29, 2014	August 29, 2014	0.03333
September 15 and September 30, 2014	September 30, 2014	0.03333
October 15 and October 31, 2014	October 31, 2014	0.03333
November 14 and 28, 2014	November 28, 2014	0.03333
December 15 and 31, 2014	December 31, 2014	0.03333
January 15 and 30, 2015	January 30, 2015	0.03333
February 13 and 27, 2015	February 27, 2015	0.03333
March 13 and 31, 2015	March 31, 2015	0.03333
April 15 and 30, 2015	April 30, 2015	0.03333
May 15 and 29, 2015	May 29, 2015	0.03333
June 15 and 30, 2015	June 30, 2015	0.03333
July 15 and 31, 2015	June 31, 2015	0.03333
August 14 and 31, 2015	August 31, 2015	0.03333
September 15 and 30, 2015	September 30, 2015	0.03333

We have adopted an “opt in” distribution reinvestment plan pursuant to which our common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of our common stock.

As a result, if we declare a cash distribution, stockholders that have “opted in” to our distribution reinvestment plan will have their distribution automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On April 17, 2012, SIC Advisors purchased 1,108,033.24 shares of our common stock for aggregate gross proceeds of $10,000,000. The consideration represents $9.025 per share.

We have entered into an Investment Advisory Agreement and Expense Support and Reimbursement Agreement with SIC Advisors in which our senior management holds an equity interest. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.

We have entered into an Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes us with administrative services necessary to conduct our day-to-day operations. Medley Capital LLC is reimbursed for administrative expenses it incurs on our behalf. We do not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors.

We have entered into a dealer manager agreement with SC Distributors, LLC and pay them a dealer manager fee of up to 2.75% of gross proceeds raised in the offering. An affiliated entity of SC Distributors, LLC owns an equity interest in SIC Advisors, which provides the right to receive a fixed percentage of the management fees received by SIC Advisors.

We have entered into a license agreement with SIC Advisors under which SIC Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this agreement, we will have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the “Sierra” name.

Management Fee

We pay SIC Advisors a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets and is payable quarterly in arrears. The incentive fee consists of :

•	An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter, or the preferred quarterly return. All pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the subordinated incentive fee on income shall equal 20% of the amount of pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will become payable as of the effective date of such termination. The capital gains incentive fee is based on our realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, which we refer to as “net realized capital gains.” The capital gains incentive fee equals’ 20% of net realized capital gains, less the aggregate amount of any previously paid capital gains incentive fee.

Under the terms of the investment advisory agreement, SIC Advisors bears all organization and offering expenses on our behalf. Upon such time that we have raised $300 million in gross proceeds in connection with the sale of shares of our common stock, SIC Advisors shall no longer be obligated to bear, pay or otherwise be responsible for any ongoing organization and offering expenses on our behalf, and we will be responsible for paying or otherwise incurring all such organization and offering expenses. As of June 2, 2014 we are responsible for all ongoing organizational and offering expenses. Pursuant to the terms of the Investment Advisory Agreement, we have agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors not to exceed 1.25% of the gross subscriptions raised by us over the course of the offering period, which was initially scheduled to terminate two years from the initial offering date, unless extended. At a meeting held on March 12, 2014, our board of directors approved an extension of our offering for an additional year. At a meeting held on March 4, 2015, our board of directors approved another extension of our offering for an additional year. Notwithstanding the foregoing, in the event that organizational and offering expenses, together with sales commissions, the dealer manager fee and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of our common stock pursuant to our registration statement or otherwise at the time of the completion of our offering, then SIC Advisors shall be required to pay or, if already paid by us, reimburse us for amounts exceeding such 15% limit.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected consolidated financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these consolidated financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future consolidated financial statements.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as identified below and discussed in Note 4.

•

Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•

Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms, exclusive of TRS underlying portfolio.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and their own independent assessment;

•	the audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “— Financial Condition, Liquidity and Capital Resources — Total Return Swap.”

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities or accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Organization and Offering Expenses

As of June 2, 2014, the Company is responsible for all ongoing organization and offering expenses.

Federal Income Taxes

We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our articles of incorporation, our authorized capital stock consists solely of

250,000,000 shares of common stock, par value $0.001 per share, of which 77,811,974 shares were outstanding as of September 17, 2015. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

All policies shall be equally applicable and enforceable to each stockholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

Set forth below is a chart describing classes of securities outstanding as of September 17, 2015.

Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
Common Stock	250,000,000	—	77,811,974

Common Stock

Under the terms of our articles of incorporation, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of preferred stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a plurality of the outstanding shares of common stock at which a quorum is present will be able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a plurality of such shares will be unable to elect any director.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. A majority of our independent directors must approve any issuance of preferred stock and will have access, at our expense, to our legal counsel or to independent legal counsel. The board of directors has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. In the event we issue preferred stock, we will supplement this prospectus accordingly. We will not offer preferred stock to SIC Advisors or its affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Despite the above provisions of Maryland law, and in accordance with guidelines adopted by the North American Securities Administrators Association, our articles of incorporation and the Investment Advisory Agreement provide that our Advisor and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Advisor nor shall our Advisor be held harmless for any loss or liability suffered by us, unless (1) our Advisor has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (2) our Advisor was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Advisor or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold our Advisor harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its articles of incorporation provides otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that the present or former directors or officers of our Advisor have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request the present or former directors or officers of our Advisor to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

Under the mandatory provisions of Maryland corporate law, our stockholders elect our directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualify. As permitted by Maryland corporate law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present. Thus, our stockholders have the sole power to elect directors (except to fill vacancies, as discussed further below).

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our articles of incorporation provide that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our articles of incorporation as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under the mandatory provisions of Maryland corporate law, our stockholders may remove a director, with our without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of 5 members of the board of directors, 3 of whom are independent directors. Our articles of incorporation provide that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our articles of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Access to Records

Any stockholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our stockholders, along with the number of shares of our common stock held by each of them, will be maintained as part of our books and records and will be available for inspection by any stockholder or the stockholder’s designated agent at our office. The stockholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any stockholder who requests the list within ten days of the request. A stockholder may request a copy of the stockholder list in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.

Under the Maryland General Corporation Law, our stockholders are entitled to inspect and copy, upon written request during usual business hours, the following corporate documents: (i) our charter, (ii) our bylaws,

(iii) minutes of the proceedings of our stockholders, (iv) annual statements of affairs, and (v) any voting trust agreements. A stockholder may also request access to any other corporate records, which may be evaluated solely in the discretion of our board of directors.

In addition to the foregoing, stockholders have rights under Rule 14a-7 under the Exchange Act, which provides that, upon the request of investors and the payment of the expenses of the distribution, we are required to distribute specific materials to stockholders in the context of the solicitation of proxies for voting on matters presented to stockholders or, at our option, provide requesting stockholders with a copy of the list of stockholders so that the requesting stockholders may make the distribution of proxies themselves. A stockholder may also request access to any other corporate records. If a proper request for the stockholder list or any other corporate records is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting stockholder’s interest in our affairs. We may also require such stockholder sign a confidentiality agreement in connection with the request.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under the mandatory provisions of Maryland corporate law, a Maryland corporation generally cannot dissolve or terminate, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless first declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Thus, under the mandatory provisions of Maryland law, stockholders are not permitted to vote on (1) amending our charter, (2) causing the dissolution or termination of the Company, or (3) selling or substantially all of the Company’s assets other than in the ordinary course business or causing the merger or other reorganization of the Company, unless our board of directors have first declared such matters advisable. However, our board of directors is also required to obtain, as a matter of law, the approval of our stockholders before the Corporation may engage in any such transactions. Under our articles of incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an action that requires approval of a majority of our stockholders includes:

•	Amending our articles of incorporation;

•	Amending our Investment Advisory Agreement;

•	Approving or disapproving the sale of all or substantially all of the assets of the Company when such sale is to be made other than in the ordinary course of the Company’s business;

•	Causing a merger or other reorganization of the Company;

•	Dissolving the Company; and

•	Removing our Advisor and electing a new investment adviser.

Notwithstanding the foregoing, amendments to our articles of incorporation to make our common stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Our articles of incorporation and bylaws also provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Without the approval of a majority of our stockholders, our Advisor may not:

•	Amend the Investment Advisory Agreement except for amendments that would not adversely affect the interests of our stockholders;

•	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Sell all or substantially all of our assets other than in the ordinary course of business; and

•	Approve a merger or any other reorganization of the Company.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act, defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions — Appraisal and Compensation.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, or by officers or directors who are employees of the corporation, are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement, as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s articles of incorporation and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the articles of incorporation of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without stockholder approval. A corporation may be prohibited by its articles of incorporation or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our articles of incorporation, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our articles of incorporation and bylaws, the law would permit our board of directors to override further changes to the articles of incorporation or bylaws.

Limited Repurchase Rights

Our articles of incorporation contain provisions governing our share repurchase program and our repurchase of shares upon the death or disability of a stockholder.

Share Repurchase Program

Beginning the third quarter of 2013, we commenced a share repurchase program pursuant to which we intend to conduct quarterly share repurchases of approximately 10% of the weighted average number of our outstanding shares in any 12-month period to allow our stockholders to sell their shares back to us at a price equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, we limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

Our board of directors has the right to suspend or terminate the share repurchase program to the extent that it determines that it is in our best interest to do so. We will promptly notify our stockholders of any changes to the share repurchase program, including any suspension or termination of it in our periodic or current reports or by means of a separate mailing to you. Moreover, the share repurchase program will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

Repurchase Upon Death or Disability

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder, upon such shares being presented to us for repurchase, at a price equal to the net asset value per share of our shares as disclosed in the most recently filed periodic report filed with the SEC immediately following the death or disability of such stockholder. However, we will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or disability of the stockholder and, in the case of disability, if the stockholder fails to provide an opinion of a qualified independent physician. For purposes of this repurchase right, a disability will be deemed to have occurred when a stockholder suffers a disability for a period of time, as determined by our board of directors and confirmed by a qualified independent physician. Our board of directors will have no obligation to repurchase shares if it would cause us to violate federal law or Maryland law. Moreover, our board of directors has the right to suspend or terminate this repurchase right to the extent that it determines that it is in our best interest to do so. Finally, this repurchase right will terminate on the date that our shares are listed on a national securities exchange or are included for quotation in a national securities market. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each fiscal year. This annual report shall contain a breakdown of the expenses reimbursed by us to our affiliates. These reports will also be available on our website at www.sierraincomecorp.com and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Promptly following the payment of distributions to all stockholders of record residing in Maryland, we will send information to stockholders regarding the source of such distributions.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, SIC Advisors will prepare portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially valued by SIC Advisors’ investment professionals, with such valuation taking into account information received from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our audit committee;

•

our audit committee reviews the preliminary valuation and SIC Advisors’ investment professionals, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the audit committee; and

•

our board of directors discusses valuations and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of SIC Advisors, the audit committee and any third-party valuation firm, if applicable.

While SIC Advisors and an independent valuation firm, if applicable, is responsible for making the initial valuation, under the 1940 Act it is ultimately the responsibility of the full board of directors to make the fair value determination. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market will be valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

The fair values of our investments will be determined in good faith by our board of directors. Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process. We intend to value all of our Level 2 and Level 3 assets by using an independent third-party pricing service which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. To the extent that we hold investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, our board of directors will utilize an independent third-party valuation service to value such investments. One-third of such investments will be valued by an independent third-party valuation firm each quarter, on a rotating quarterly basis for non fiscal year-end quarters. For our fiscal year end, all of our investments for which market quotations are not readily available will be valued by an independent third-party valuation firm. Accordingly, each such investment will be valued by an independent third party valuation firm at least twice per year. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

We will value the TRS in accordance with the TRS Agreement. Pursuant to the TRS Agreement, the value of the TRS will be based on the increase or decrease in the value of the assets underlying the TRS, together with accrued interest income, interest expense and certain other expenses incurred under the TRS. The assets underlying the TRS will be valued by Citibank. Citibank will base its valuation on the indicative bid prices provided by an independent third-party pricing service. Bid prices reflect the highest price that market participants may be willing to pay. These valuations will be sent to us for review and testing. Our board of directors will review and approve the value of the TRS, as well as the value of the assets underlying the TRS, on a quarterly basis as part of their quarterly determination of net asset value. To the extent our board of directors has any questions or concerns regarding the valuation of the assets underlying the TRS, such valuation will be discussed or challenged pursuant to the terms of the TRS. For additional disclosures on the TRS, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Total Return Swap.”

Determinations in Connection With Offerings

We are offering our shares on a continuous basis at a current offering price of $10.00 per share; however, to the extent that our net asset value increases, we intend to sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for our shares in this offering must submit subscriptions for a certain dollar amount, rather than a number of our shares and, as a result, may receive fractional shares. We have filed post-effective amendments to our prior registration statement, and will also file post-effective amendments to our current registration statement, of which this prospectus is a part, that are subject to SEC review, that will allow us to continue this offering. In addition, on March 4, 2015, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2016, unless further extended by our board of directors.

In connection with each closing on the sale of shares offered pursuant to this prospectus on a continuous basis, our board of directors or a committee thereof is required, within 48 hours of the time that each closing and sale is made, to make the determination that we are not selling shares at a price per share which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value per share of our shares disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value per share to the period ending two days prior to the date of the closing on and sale of our shares; and

•

the magnitude of the difference between the net asset value per share disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and the offering price of our shares at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of our shares, but instead it involves the determination by our board of directors or a committee thereof that we are not selling our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our shares at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value per share of our shares at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of our shares pursuant to this prospectus if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 2.5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 2.5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our shares offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

SUBSCRIPTION PROCESS

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement, like the one contained in this prospectus as Appendix A. You should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” Certain dealers who have “net capital,” as defined in the applicable federal securities regulations, of $250,000 or more may instruct their customers to make their checks payable directly to the dealer manager. In such case, the dealer manager will issue a check made payable to the order of UMB Bank, N.A., as agent for Sierra Income Corporation or us, directly for the purchase price of your subscription. After you have satisfied the applicable minimum purchase requirement, additional purchases must be for a minimum of $500, except for purchases made pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit. You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely. By executing the subscription agreement, you will attest that you meet the minimum income and net worth standards described in this prospectus. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Our dealer manager and/or the broker-dealers participating in the offering will promptly submit a subscriber’s check for deposit in an escrow account on the business day following receipt of the subscriber’s subscription documents and check. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber’s check will be promptly deposited into an escrow account after the completion of such suitability review procedures. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We are expecting to close on subscriptions that are received and accepted by us on a weekly basis. If we accept the subscription, we will mail a confirmation within three business days. If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest or deduction, within ten business days after rejecting it.

Minimum Purchase Requirements

Generally, you must initially invest at least $2,000 in our shares to be eligible to participate in this offering, except for certain investors. See “Suitability Standards.” In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100. You should note that an investment in our shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code. If you have previously acquired shares, any additional purchase must be for a minimum of $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

Investments through IRA Accounts

If you would like to purchase shares through an IRA account, State Street Bank has agreed to act as IRA custodian for purchasers of our common stock as described below; however, we do not require that you use our IRA custodian. If you would like to establish a new IRA account with State Street Bank for an investment in our shares, we will pay the first-year annual IRA maintenance fees of such accounts with State Street Bank. After we pay the first calendar year base fee, investors will be responsible for the annual IRA maintenance fees charged by State Street Bank, charged at the beginning of each calendar year. Further information about custodial services is available through your broker or through our dealer manager at 1-888-292-3178.

PLAN OF DISTRIBUTION

This is a continuous offering of our shares as permitted by the federal securities laws. We have filed post-effective amendments to our prior registration statement, and will also file post-effective amendments to our current registration statement, of which this prospectus is a part, that are subject to SEC review, that will allow us to continue this offering. In addition, on March 4, 2015, our board of directors approved an extension of the Company’s offering period for an additional period of one year, extending the public offering to April 17, 2016, unless further extended by our board of directors. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Therefore, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered.

We reserve the right to terminate this offering at any time prior to the stated termination date.

The dates on which we will accept subscriptions will be the final business day of each week. Shares issued pursuant to our distribution reinvestment plan typically will be issued on the same date that we hold our first weekly closing each month. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our first weekly closing for the such month.

We will sell our shares on a continuous basis at weekly closings at a current offering price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.sierraincomecorp.com.

A decline in our net asset value per share to an amount more than 2.5% below our current net offering price, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 2.5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 2.5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, investors will purchase shares at a net offering price per share, which represents a premium to the net asset value per share of greater than 2.5%.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount and pay such amount at the time of subscription. The initial minimum permitted purchase is $2,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to our distribution reinvestment plan. You should make your check payable to “UMB Bank, N.A., as agent for Sierra Income Corporation.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

Dealer Manager

Our dealer manager is SC Distributors, which is an affiliate of Strategic Capital, and a member of FINRA and the SIPC. The dealer manager is headquartered at 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660. Our dealer manager acts as a distributor of our shares of common stock offered by this prospectus.

Subject to certain reductions described below, our dealer manager receives selling commissions of up to 7.0% of the gross proceeds of shares sold in the offering. The dealer manager also receives a dealer manager fee of up to 2.75% of the gross offering proceeds. Underwriting compensation includes selling commissions, marketing support fees, wholesaling compensation and expense reimbursements, expenses relating to sales seminars and sales incentives. Assuming a selling commission of 7.00% and a dealer manager fee of 2.75%, the dealer manager may receive underwriting compensation of up to 0.25% of the gross offering proceeds from other sources, including from organization and offering expenses. In the event the aggregate selling commissions and dealer manager fees are less than 9.75% of the gross offering proceeds, the dealer manager may receive underwriting compensation of more than 0.25% of the gross offering proceeds from other sources, including from other organization and offering expenses. In no event will aggregate underwriting compensation payable to underwriters or broker-dealers from any source, exceed 10.0% of gross proceeds of our offering at the termination of the offering.

Pursuant to a joint venture agreement and its ownership in SIC Advisors, Strategic Capital is entitled to receive distributions up to 20% of the gross cash proceeds received by SIC Advisors from the management and incentive fees payable by us to SIC Advisors under the Investment Advisory Agreement. Strategic Capital provides certain non-investment advisory services to, and on behalf of, SIC Advisors. In addition, Strategic Capital’s limited voting interest in SIC Advisors entitles it to 20% of the net proceeds received in connection with the sale or other strategic transaction involving SIC Advisors. These distributions are for bona fide services performed by Strategic Capital for SIC Advisors in accordance with its ownership percentage and is not underwriting compensation.

Our dealer manager will engage non-affliated, third-party participating broker-dealers in connection with the offering of shares. As used in this prospectus, the term participating broker-dealers includes the dealer manager and other members of FINRA. In connection with the sale of shares by participating broker-dealers, our dealer manager will reallow to such participating broker-dealers all of its selling commissions attributable to such participating broker-dealers’ respective sales. The dealer manager may reallow any portion of the dealer manager fees for each share sold by a participating broker-dealer. See “Special Discounts” for a description of the circumstances under which a selling commission and/or dealer manager fee may be reduced or eliminated in connection with certain purchases. We will also reimburse the dealer manager for bona fide out-of-pocket due diligence expenses that are incurred by the dealer manager and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices.

In addition, we and, to a lesser extent, our affiliates may reimburse our dealer manager and its associated persons and affiliates for other expenses incurred, including expenses related to bona fide training and education meetings, sales seminars, wholesaling activities and legal expenses. Amounts paid by us to our dealer manager may be paid by our dealer manager to any participating broker-dealers. We may also reimburse the participating broker-dealers for certain expenses incurred in connection with this offering. Expenses that we may pay to participating broker-dealers, or those expenses our dealer manager reallows to participating broker-dealers, are subject to reimbursement for reasonable out-of-pocket expenses incurred and supported by a detailed and itemized invoice or similar statement from the participating broker-dealer that demonstrates the actual expenses incurred and include reimbursements for costs and expenses related to investor and broker-dealer sales and training meetings, broker-dealer training and education meetings for such meetings conducted by us, our dealer manager or participating broker-dealers and including costs of technology associated with the offering and other costs and expenses related to such technology costs.

We, or our affiliates, may provide permissible forms of non-cash compensation to registered representatives of our dealer manager and the participating broker-dealers. These non-cash compensation payments would not reduce the selling commissions or dealer manager fee that we pay participating broker-dealers. The value of any non-cash compensation that are gifts may not exceed an aggregate of $100 per sales person, per year in accordance with FINRA regulations. In the event other incentives are provided to registered representatives of the dealer manager or the participating broker-dealers, those incentives will be paid only in cash, and such payments will be made only to the dealer manager, not to participating broker-dealers or to their registered representatives. This offering is being made in compliance with Conduct Rule 2310 of FINRA. Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds.

To the extent permitted under applicable law and our articles of incorporation and bylaws, we have agreed to indemnify the dealer manager, participating broker-dealers, and selected registered investment advisors against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

The dealer manager and/or participating broker-dealers are required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, our subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager and participating broker-dealers as an alternative to paper copies when possible. If the dealer manager or a participating broker-dealer chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents.

Share Distribution Channels

We expect our dealer manager to use multiple distribution channels to sell our shares. These channels may have different selling commissions, and consequently, a different purchase price for the shares.

Our dealer manager is expected to engage participating broker-dealers in connection with the sale of the shares of this offering in accordance with participating broker-dealer agreements. Except as otherwise described, selling commissions and dealer manager fees will be paid by us to our dealer manager in connection with such sales.

We may pay reduced selling commissions to our dealer manager in connection with the sale of shares of our common stock to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature. Investors may agree with their participating broker-dealers that no selling commissions will be payable with respect to the purchase of their shares: (1) if the investor has engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (2) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the selling commissions payable in connection with such transaction. Neither our dealer manager nor its affiliates are expected to directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor to induce such investment advisor or bank trust department to advise favorably for an investment in shares of our common stock. See “— Special Discounts.”

We also expect to deliver our shares through independent investment advisors (affiliated with registered broker-dealers) and through banks and other entities exempt from broker-dealer registration and acting as trustees or fiduciaries.

Subject to compliance with applicable regulations, we may sell shares directly to certain institutional investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. We will determine the per share price through negotiations with these institutional investors.

Special Discounts

We may waive or reduce certain fees and expenses in connection with the sale of our shares that will represent a discount to the price at which our shares are offered to the public. However, the amount of net proceeds to us is not expected to be affected by these discounts.

Our executive officers and directors and their immediate family members, as well as officers and persons associated with our Advisor and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by our management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering at a discount. The purchase price for such shares will be $9.579 per share, reflecting the fact that selling commissions in the amount of $0.721 per share will be waived and not payable in connection with such shares. However, there is no limit on the number of shares of our common stock that may be sold to such persons.

In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisors or banks acting as trustees or fiduciaries, sales to our affiliates, sales to employees of selected participating broker-dealers, sales made by certain selected participating broker-dealers at the discretion of the dealer manager, sales in wrap accounts managed by participating broker-dealers or their affiliates, and sales in managed accounts that are managed by participating broker-dealers or their affiliates. Neither our dealer manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department to advise favorably for an investment in shares of our common stock; however, they may provide marketing support and other reimbursements to an investment adviser which shall not be deemed an inducement by such investment adviser.

We may also sell shares at a discount to the public offering price in the event that the investor:

•	pays a broker-dealer a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker-dealer services, which is referred to as a “wrap fee;”

•

has engaged the services of a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice (other than a registered investment advisor that is also registered as a broker-dealer who does not have a fixed or “wrap fee” feature or other asset fee arrangement with the investor); or

•	is investing through a bank or other entity exempt from broker-dealer registration acting as trustee or fiduciary.

If an investor purchases shares through one of these channels in this offering, we intend to sell the shares at a negotiated discount, reflecting that selling commissions will not be paid in connection with such purchases. We expect to receive substantially the same net proceeds for sales of shares through these channels. Neither our dealer manager nor its affiliates are expected to compensate any person engaged as a financial advisor by a potential investor to induce such financial advisor to advise favorably for an investment in us.

If an investor purchases shares in our offering net of commissions through a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice, and if in connection with such purchase the investor must also pay a broker-dealer for custodial or other services relating to holding the shares in the investor’s account, we will reduce the aggregate purchase price of the investor’s shares by the amount of the annual custodial or other fees paid to the broker-dealer in an amount up to $250. Each investor will receive only one reduction in purchase price for such fees and this reduction in the purchase price of our shares is only available for the investor’s initial investment in our common stock. The investor may request the “Request for Broker Dealer Custodial Fee Reimbursement Form” from his or her advisor and must include this form with his or her subscription agreement to have the purchase price of the investor’s initial investment in shares reduced by the amount of his or her annual custodial fee.

Volume Discounts

In connection with sales of over $500,000 in shares of our common stock to a qualifying purchaser (as defined below), a participating broker-dealer may offer such qualifying purchaser a volume discount by reducing the amount of the participating broker-dealer’s selling commissions and, if applicable, dealer manager fee. Such reduction would be credited to the qualifying purchaser by reducing the total purchase price payable by the qualifying purchaser for the shares of our common stock purchased by the qualifying purchaser. The net proceeds to us from sales of our common stock eligible for a volume discount will be the same as other sales of shares of our common stock.

The following table illustrates the various discount levels that will be offered to qualifying purchasers by participating broker-dealers for shares of our common stock purchased in the primary offering:

Dollar Amount of Shares Purchased	Selling Commission Percentage	Dealer Manager Fee	Purchase Price per Share to Investor(1)
$500,000 or less	7.0%	2.75%	$10.00
$500,001 – $1,000,000	6.0	2.75	9.90
$1,000,001 – $2,000,000	5.0	2.75	9.80
$2,000,001 – $3,000,000	4.0	2.75	9.70
$3,000,001 – $5,000,000	3.0	2.35	9.56
$5,000,001 – $10,000,000	2.0	2.35	9.46
$10,000,001 and above	1.0	2.15	9.34

(1)	Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

All selling commission rates set forth in the table above are calculated assuming a purchase price per share of common stock of $10.00. We will apply the reduced per share purchase price, selling commission and, if applicable, dealer manager fee, set forth in the table above to the entire purchase, not just the portion of the purchase which exceeds the $500,000 share purchase threshold. For example, a purchase of $3,200,000 in shares of our common stock in a single transaction would result in a purchase price of $9.70 per share, selling commissions of $96,000.

To qualify for a volume discount as a result of multiple purchases of shares of our common stock, an investor must use the same participating broker-dealer for each purchase and must complete a subscription form for additional purchases. Once an investor qualifies for a volume discount, the investor will be eligible to receive the benefit of such discount for subsequent purchases of shares in the primary offering made through the same participating broker-dealer. If a subsequent purchase entitles an investor to an increased reduction in selling commissions, the volume discount will apply only to the current and future investments.

The following persons qualify as a “qualifying purchaser,” and, to the extent purchased through the same participating broker-dealer, may combine their purchases as a “single qualifying purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his or her spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employee’s trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his or her subscription combined with others as a single qualifying purchaser, that person must request such treatment in writing at the time of that person’s subscription and identify the subscriptions to be combined. Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. If the subscription agreements for the combined subscriptions of a single qualifying purchaser are submitted at the same time, then the selling commissions payable and the discounted share purchase price will be allocated pro rata among the combined subscriptions on the basis of the respective subscription amounts being combined. Otherwise, the volume discount provisions will apply only to the subscription that qualifies the single qualifying purchaser for the volume discount and the subsequent subscriptions of that single qualifying purchaser.

Only shares of our common stock purchased in the primary offering are eligible for volume discounts. Shares purchased through our distribution reinvestment plan will not be eligible for a volume discount or count toward aggregate purchase amounts for the purposes of determining which purchase price discount level an investor is eligible for.

Volume discounts for residents of the State of California will be available in accordance with the volume discount levels set forth in the table above. However, with respect to residents of the State of California, no volume discounts will be granted to any group of purchasers and no subscriptions may be aggregated as part of a combined subscription for purposes of determining the dollar amount of shares purchased.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

Participation in the distribution reinvestment plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at the price equal to 90% of the price that shares of our common stock are sold in the offering at the closing immediately following the distribution date. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be 90% of the net asset value per share of our common stock on the distribution date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker-dealer or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker-dealer or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to you. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting stockholder services for Sierra Income Corporation at (212) 759-0777.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Beginning the third quarter of 2013, we commenced a share repurchase program pursuant to which we intend to conduct quarterly share repurchases of approximately 10% of the weighted average number of our outstanding shares in any 12-month period to allow our stockholders to sell their shares back to us at a price equal to the most recently disclosed net asset value per share of our common stock immediately prior to the date of repurchase. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable quarter to repurchase shares. In addition, we will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may request that we repurchase all of the shares of our common stock that you own.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

Our board of directors has the right to suspend or terminate the share repurchase program to the extent that it determines that it is in our best interest to do so. We will promptly notify our stockholders of any changes to the share repurchase program, including any suspension or termination of it in our periodic or current reports or by means of a separate mailing to you. Moreover, the share repurchase program will terminate on the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our board of directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased under our share repurchase program must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. There is no assurance that we will repurchase any of your shares pursuant to the share repurchase program or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee in connection with our repurchase of shares under the share repurchase program.

In the event of the death or disability of a stockholder, we will repurchase the shares held by such stockholder at a price equal to the net asset value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the death or disability of such stockholder. However, we will not be obligated to repurchase shares if more than 360 days have elapsed since the date of the death or disability of the stockholder and, in the case of disability, if the stockholder fails to provide an opinion of a qualified independent physician. For purposes of this repurchase right, a disability will be deemed to have occurred when a stockholder suffers a disability for a period of time, as determined by our board of directors and confirmed by a qualified independent physician.

SHARE LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within seven years following the completion of the offering period, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our continuous offering, which includes sale conducted under our prior registration statement, our current registration statement and any follow-on registration statement. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. Neither we nor any of our affiliates have previously offered an investment program in which a date or time period at which the investment program might be liquidated was disclosed in the offering materials for such investment program. See “Share Repurchase Program” for a detailed description of our share repurchase program.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. A BDC is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. BDCs make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

BDCs are closed-end funds that elect to be regulated as BDCs under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. BDCs are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

As a BDC, we will not generally be permitted to invest in any portfolio company in which our Advisor or any of their affiliates currently have a controlling interest or to make any co-investments with our Advisor or any of its affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisor and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that no investment advisor, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside such other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisor’s allocation policies. In addition, on November 25, 2013, we received the Exemptive Order from the SEC that permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley, LLC or an investment adviser controlled by Medley, LLC in a manner consistent with our investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each coinvestment transaction, our board of directors determines that it would be advantageous for us to co-invest in a manner described in the Exemptive Order.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for us and other clients, or affiliated funds. Without the Exemptive Order, we would be substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds, as a BDC.

Under the Exemptive Order, investment opportunities that are presented to affiliated funds must be referred to us and vice versa. For each such referral, SIC Advisors independently analyzes and evaluates whether the co-investment transaction is appropriate for us. In addition, co-investment transactions under the Exemptive Order are generally subject to the review and approval by our independent directors, which we refer to as the independent director committee. For each co-investment transaction under the Exemptive Order, we follow the conditions of the Exemptive Order, which are designed to ensure the fairness to us of the co-investment transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a BDC in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

1.	is organized under the laws of, and has its principal place of business in, the United States;

2.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

3.	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a BDC, either alone or as part of a group acting together, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

For purposes of Section 55(a) under the 1940 Act, we will treat each asset underlying the TRS as a qualifying asset if the obligor on such asset is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance includes any arrangement whereby the BDC, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS, as a senior security for the life of that instrument. We may, however, accord different treatment to the TRS in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisor have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our compliance policies and procedures and our Advisor’s chief compliance officer is responsible for administering the compliance policies and procedures for the Advisor.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to SIC Advisors. SIC Advisors will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisor as well as our board of directors, and, accordingly, are subject to change.

As an investment advisor registered under the 1940 Act, SIC Advisors has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of SIC Advisors are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

SIC Advisors will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although SIC Advisors will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of SIC Advisors are made by its portfolio managers and investment professionals under the supervision of SIC Advisors legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of SIC Advisors legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how SIC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how SIC Advisors voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Sierra Income Corporation at 375 Park Ave, 33rd Floor, New York, NY 10152.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or prior to December 31, 2012, to the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We have adopted a distribution reinvestment plan through which a stockholder may elect to receive distributions in the form of additional shares of our common stock, See “Distribution Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a

U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2014, no withholding was required and the distributions generally were not subject to federal income tax if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2014. Currently, we do not anticipate that any significant amount of our distributions would be designated as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after September 30, 2014, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN

(or Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Co. N.A. Boston. The address of the custodian is 570 Washington Blvd, 5th Floor, Jersey City, NJ 07310. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is P.O. Box 219312, Kansas City, Missouri 64121-9312, telephone number: (816) 435-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our board of directors, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker-dealer based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other broker-dealers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for Sierra Income Corporation for the years ended December 31, 2014, 2013 and 2012 included in this prospectus have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus. Any stockholder and its designated representative are permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding stockholders’ right to access our records.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

STOCKHOLDER PRIVACY NOTICE

We collect nonpublic personal information about our stockholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a stockholder’s account; and

•	service providers.

We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•

Our service providers, including our Advisor’s, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•

Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law or our articles of incorporation, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

Sierra Income Corporation

Consolidated Statements of Assets and Liabilities

	As of
	June 30, 2015	December 31, 2014
	(unaudited)
ASSETS
Non-controlled/non-affiliated investments, at fair value (amortized cost of $878,334,995 and $620,968,517, respectively)	$871,144,119	$616,915,093
Cash collateral on total return swap (Note 5)	61,458,766	56,877,928
Cash and cash equivalents	24,131,786	65,749,154
Interest receivable	7,172,380	5,213,605
Due from affiliate (Note 7)	6,378,866	6,995,930
Deferred financing costs	3,399,061	2,675,682
Receivable due on total return swap (Note 5)	2,395,990	1,095,582
Unsettled trades receivable	685,735	424,641
Prepaid expenses and other assets	618,273	118,017

Total assets	$977,384,976	$756,065,632

LIABILITIES
Revolving credit facilities payable	$320,500,000	$236,500,000
Unrealized depreciation on total return swap (Note 5)	6,960,429	7,651,597
Management fee payable	4,243,147	3,271,387
Accounts payable and accrued expenses	2,342,388	2,427,843
Incentive fees	2,122,395	—
Interest payable	1,075,374	648,497
Administrator fees payable	538,692	450,058
Due to affiliate (Note 7)	206,968	1,574,737
Unsettled trades payable	—	16,935,000
Deferred tax liability	371,449	86,600

Total liabilities	$338,360,842	$269,545,719

Commitments (Note 11)

NET ASSETS
Common stock, par value $.001 per share, 250,000,000 common shares authorized, 71,353,239 and 54,260,324 common shares issued and outstanding, respectively	$71,353	$54,260
Capital in excess of par value	648,354,921	494,060,576
Accumulated distribution in excess of net realized gain/(loss) from investments and total return swap	(121,123)	(5,408,243)
Accumulated undistributed net investment income	5,155,137	9,518,341
Net unrealized appreciation/(depreciation) on investments and total return swap, net of provision for taxes of $(284,849) and $0, respectively	(14,436,154)	(11,705,021)

Total net assets	639,024,134	486,519,913

Total liabilities and net assets	$977,384,976	$756,065,632

NET ASSET VALUE PER SHARE	$8.96	$8.97

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Operations

	For the three months ended June 30,		For the six months ended June 30,
	2015	2014	2015	2014
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from non-controlled/non-affiliated investments	$16,956,876	$6,055,653	$31,289,217	$9,813,514
Fee income	5,020,430	653,728	6,347,504	1,488,377
Payment-in-kind interest income	323,005	104,443	670,158	108,147
Interest from cash	136	—	387	—

Total investment income	22,300,447	6,813,824	38,307,266	11,410,038

EXPENSES
Base management fee	4,243,146	1,768,047	7,963,543	2,910,818
Interest and financing expenses	2,125,092	506,299	3,957,723	669,700
Incentive fee	2,122,395	326,458	2,392,892	438,949
General and administrative expenses	801,786	662,245	2,137,101	1,193,288
Offering costs	1,674,904	190,100	2,067,657	190,100
Professional fees	623,994	250,370	1,173,975	505,698
Administrator expenses	538,692	272,579	1,094,441	500,795
Organizational and offering costs reimbursed to SIC Advisors (Note 7)	—	1,224,673	443,687	2,208,458

Total gross expenses	12,130,009	5,200,771	21,231,019	8,617,806
Net expense support reimbursement (Note 7)	(1,941,494)	(2,143,066)	(3,935,012)	(3,456,536)

Net expenses	10,188,515	3,057,705	17,296,007	5,161,270

NET INVESTMENT INCOME	12,111,932	3,756,119	21,011,259	6,248,768

Net realized gain/(loss) from investments	412,436	861,569	(333,229)	2,131,822
Net realized gain on total return swap (Note 5)	2,720,032	1,372,779	5,620,349	1,811,488
Net change in unrealized appreciation/(depreciation) on investments	(1,274,336)	773,862	(3,137,452)	572,778
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	(2,115,849)	471,000	691,168	918,021
Change in provision for deferred taxes on unrealized gain on investments	(284,849)	—	(284,849)	—

Net gain/(loss) on investments and total return swap	(542,566)	3,479,210	2,555,987	5,434,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,569,366	$7,235,329	$23,567,246	$11,682,877

WEIGHTED AVERAGE — BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.17	$0.25	$0.37	$0.47
WEIGHTED AVERAGE — BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.18	$0.13	$0.33	$0.25
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING — BASIC AND DILUTED (Note 10)	67,418,067	29,185,996	62,912,383	24,802,153
DIVIDENDS DECLARED PER COMMON SHARE	$0.20	$0.20	$0.40	$0.40

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Changes in Net Assets

	For the six months ended June 30,
	2015	2014
	(unaudited)	(unaudited)
INCREASE FROM OPERATIONS
Net investment income	$21,011,259	$6,248,768
Net realized gain/(loss) on investments	(333,229)	2,131,822
Net realized gain on total return swap (Note 5)	5,620,349	1,811,488
Net change in unrealized appreciation/(depreciation) on investments	(3,137,452)	572,778
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	691,168	918,021
Change in provision for deferred taxes on unrealized gain on investments	(284,849)	—

Net increase in net assets resulting from operations	23,567,246	11,682,877

SHAREHOLDER DISTRIBUTIONS
Distributions from net realized gains	—	(3,943,310)
Distributions from net investment income (Note 2)	(25,374,463)	(6,248,768)

Net decrease in net assets from shareholder distributions	(25,374,463)	(10,192,078)

COMMON SHARE TRANSACTIONS
Issuance of common shares, net of underwriting costs	143,906,427	159,934,090
Issuance of common shares pursuant to distribution reinvestment plan	12,091,162	4,550,252
Repurchase of common shares	(1,686,151)	(281,375)

Net increase in net assets resulting from common share transactions	154,311,438	164,202,967

Total increase in net assets	152,504,221	165,693,766
Net assets at beginning of period	486,519,913	153,002,273

Net assets at end of period (including accumulated undistributed net investment income of $5,155,137 and $(249,177), respectively)	$639,024,134	$318,696,039

Net asset value per common share	$8.96	$9.25
Common shares outstanding, beginning of period	54,260,324	16,663,500
Issuance of common shares	15,923,836	17,327,945
Issuance of common shares pursuant to distribution reinvestment plan	1,356,925	494,168
Repurchase of common shares	(187,846)	(30,612)

Common shares outstanding, end of period	71,353,239	34,455,001

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Cash Flows

	For the six months ended June 30,
	2015	2014
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,567,246	$11,682,877
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Payment-in-kind interest income	(670,158)	(108,147)
Net amortization of premium on investments	(369,238)	4,497
Amortization of deferred financing costs	610,714	268,046
Net realized (gain)/loss on investments	333,229	(2,131,822)
Net change in unrealized (appreciation)/depreciation on investments	3,137,452	(572,778)
Net change in unrealized (appreciation)/depreciation on total return swap (Note 5)	(691,168)	(918,021)
Purchases, Originations, and Participations	(325,397,031)	(261,077,040)
Proceeds from sale of investments and principal repayments	68,736,720	72,357,407
(Increase)/decrease in operating assets:
Cash collateral on total return swap (Note 5)	(4,580,838)	(35,554,182)
Unsettled trades receivable	(261,095)	(5,158,750)
Due from affiliate	617,065	(2,535,791)
Interest receivable	(1,958,775)	(330,210)
Receivable due on total return swap (Note 5)	(1,300,408)	(947,502)
Prepaid expenses and other assets	(216,576)	(185,941)
Increase/(decrease) in operating liabilities:
Unsettled trades payable	(16,935,000)	5,881,250
Management fee payable	971,760	953,391
Accounts payable and accrued expenses	(85,454)	396,607
Incentive fee payable	2,122,394	439,577
Administrator fees payable	88,634	120,417
Interest payable	426,877	411,598
Due to affiliate	(1,367,769)	21,442
Deferred tax liability	284,849	—

NET CASH USED IN OPERATING ACTIVITIES	(252,936,570)	(216,983,075)

Cash flows from financing activities
Borrowings under revolving credit facility	234,000,000	80,000,000
Repayments of revolving credit facility	(150,000,000)	(36,000,000)
Proceeds from issuance of common stock, net of underwriting costs	143,906,427	159,934,090
Payment of cash dividends	(13,283,301)	(5,641,826)
Financing costs paid	(1,617,773)	(424,674)
Repurchase of common shares	(1,686,151)	(281,375)

NET CASH PROVIDED BY FINANCING ACTIVITIES	211,319,202	197,586,215

TOTAL DECREASE IN CASH	(41,617,368)	(19,396,860)
CASH AT BEGINNING OF PERIOD	65,749,154	34,939,948

CASH AT END OF PERIOD	$24,131,786	$15,543,088

Supplemental Information
Cash paid during the period for interest	$3,530,846	$258,102
Supplemental non-cash information
Payment-in-kind interest income	$670,158	$108,147
Amortization of deferred financing costs	$610,714	$156,628
Net amortization of premium on investments	$369,238	$4,497
Issuance of common shares in connection with distribution reinvestment plan	$12,091,162	$4,550,252

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Schedule of Investments

As of June 30, 2015

(unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments — 136.3%
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 12.000%, 1.000% Floor(3)(4)	3/30/2019	$11,246,956	$10,666,649	$10,393,983	1.6%
		Warrants to purchase 0.625% of outstanding company equity(4)(5)	3/30/2019	—	790,778	82,724	0.0%

				11,246,956	11,457,427	10,476,707
AESC Holding Corp., Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	5/27/2019	7,000,000	7,000,000	7,070,000	1.1%

				7,000,000	7,000,000	7,070,000
ALG USA Holdings, Inc.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.250% Floor(6)	2/28/2020	1,961,838	1,932,284	1,966,410	0.3%

				1,961,838	1,932,284	1,966,410
Alpha Media LLC	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(3)(7)	4/30/2021	11,179,687	11,179,687	11,179,687	1.8%

				11,179,687	11,179,687	11,179,687
AM3 Pinnacle Corporation	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans 10.000%(4)	10/22/2018	6,930,526	6,930,526	6,166,721	1.0%

				6,930,526	6,930,526	6,166,721
American Beacon Advisors, Inc.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(6)	4/30/2023	6,000,000	5,881,906	5,953,921	0.9%

				6,000,000	5,881,906	5,953,921
American Pacific Corp.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(6)	2/27/2019	7,900,000	7,854,144	7,959,250	1.2%

				7,900,000	7,854,144	7,959,250
Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	8/18/2021	10,000,000	9,913,211	10,059,412	1.6%

				10,000,000	9,913,211	10,059,412
Aperture Group, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(3)	8/29/2019	7,443,750	7,412,522	7,443,750	1.2%

				7,443,750	7,412,522	7,443,750

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Ascensus, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(6)	12/2/2020	4,000,000	3,953,155	4,000,000	0.6%

				4,000,000	3,953,155	4,000,000
Associated Asphalt Partners, LLC	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 8.500%(9)	2/15/2018	1,778,000	1,787,731	1,737,995	0.3%

				1,778,000	1,787,731	1,737,995
Asurion Corp.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)(10)	3/3/2021	7,000,000	6,938,368	7,122,500	1.1%

				7,000,000	6,938,368	7,122,500
Atrium Innovations, Inc.(11)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 6.750%, 1.000% Floor(6)	8/13/2021	5,000,000	4,978,600	4,570,079	0.7%

				5,000,000	4,978,600	4,570,079
Backcountry.com, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 7.250%, 1.000% Floor(4)(6)	6/30/2020	35,138,889	35,138,889	35,138,889	5.5%

				35,138,889	35,138,889	35,138,889
Bennu Oil & Gas, LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor, 2.500% PIK(6)	11/1/2018	5,507,122	5,503,163	4,479,849	0.7%

				5,507,122	5,503,163	4,479,849
Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(3)(4)	7/18/2020	14,572,917	14,323,940	14,037,200	2.2%

				14,572,917	14,323,940	14,037,200
Black Angus Steakhouses LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(4)(6)(7)	4/24/2020	20,407,366	20,407,366	20,407,366	3.2%

				20,407,366	20,407,366	20,407,366
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First Lien Notes 10.375%(9)	9/1/2021	7,500,000	7,633,326	7,792,741	1.2%

				7,500,000	7,633,326	7,792,741
Capstone Nutrition	Healthcare & Pharmaceuticals	Common Stock(4)(5)		—	300,000	446,946	0.1%
		Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.000% Floor, 1.000% PIK(3)(4)	4/28/2019	15,025,427	15,025,427	15,125,549	2.4%

				15,025,427	15,325,427	15,572,495
Charming Charlie, Inc.	Retail	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(6)	12/24/2019	8,900,177	8,917,211	8,855,677	1.4%

				8,900,177	8,917,211	8,855,677

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Collective Brands Finance, Inc.(8)	Retail	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	3/11/2022	6,000,000	6,017,709	5,400,000	0.8%

				6,000,000	6,017,709	5,400,000
ContMid Intermediate, Inc.	Automotive	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	10/25/2019	14,317,924	14,317,924	14,262,505	2.2%

				14,317,924	14,317,924	14,262,505
ConvergeOne Holdings Corp.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(3)(4)	6/17/2021	12,500,000	12,388,299	12,305,848	1.9%

				12,500,000	12,388,299	12,305,848
Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First Lien Notes 9.375%(9)(10)	3/15/2018	2,500,000	2,575,556	2,631,250	0.4%

				2,500,000	2,575,556	2,631,250
CP OpCo, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(6)	9/30/2020	8,000,000	8,000,000	7,949,167	1.2%

				8,000,000	8,000,000	7,949,167
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(4)(6)	12/19/2020	9,875,000	9,875,000	9,822,322	1.5%

				9,875,000	9,875,000	9,822,322
DHISCO Electronic Distribution, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 9.000% PIK, 1.500% Floor(3)(4)	2/10/2018	3,788,316	3,788,316	3,769,406	0.6%
		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor(3)(4)(7)	11/10/2019	19,523,810	19,523,810	19,411,360	3.0%
		Warrants to purchase 4.2% of the outstanding equity(4)(5)	2/10/2018	—	769,231	1,199,609	0.2%

				23,312,126	24,081,357	24,380,375
Drew Marine Partners, LP	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 1.000% Floor(6)	5/19/2021	10,000,000	10,072,816	10,015,426	1.6%

				10,000,000	10,072,816	10,015,426
Dynamic Energy Services International LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	3/6/2018	9,375,000	9,375,000	9,282,938	1.5%

				9,375,000	9,375,000	9,282,938
EarthLink, Inc.(11)	Telecommunications	Senior Secured First Lien Notes 7.375%(9)(10)	6/1/2020	2,450,000	2,439,983	2,557,188	0.4%

				2,450,000	2,439,983	2,557,188

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
FKI Security Group LLC	Capital Equipment	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(3)(4)	3/30/2020	15,000,000	15,000,000	15,056,508	2.4%

				15,000,000	15,000,000	15,056,508
Flexera Software, LLC(8)	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.000%, 1.000% Floor(6)	4/2/2021	5,000,000	5,017,383	4,852,006	0.8%

				5,000,000	5,017,383	4,852,006
Gastar Exploration USA, Inc.(11)	Energy: Oil & Gas	Senior Secured First Lien Notes 8.625%(9)(10)	5/15/2018	5,400,000	5,411,817	5,049,000	0.8%

				5,400,000	5,411,817	5,049,000
Genex Holdings, Inc.(8)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	5/30/2022	9,500,000	9,530,197	9,316,527	1.5%

				9,500,000	9,530,197	9,316,527
GK Holdings, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.000% Floor(3)	1/20/2022	10,000,000	10,000,000	10,109,810	1.6%

				10,000,000	10,000,000	10,109,810
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000%(4)(9)(12)	11/15/2016	766,616	755,025	237,651	0.0%
		Warrants/Equity(4)(5)		—	29,000	—	0.0%

				766,616	784,025	237,651
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(6)	5/30/2021	7,928,637	7,857,773	7,908,815	1.2%
		Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(6)	11/30/2021	4,000,000	3,963,809	3,916,402	0.6%

				11,928,637	11,821,582	11,825,217
H.D. Vest, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.250% Floor(3)	3/17/2021	16,500,000	16,500,000	16,647,713	2.6%

				16,500,000	16,500,000	16,647,713
HBC Holdings, LLC	Wholesale	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(4)(6)	3/30/2020	14,887,500	14,887,500	14,670,757	2.3%

				14,887,500	14,887,500	14,670,757
Heligear Acquisition Co.	Aerospace & Defense	Senior Secured First Lien Notes 10.250%(4)(9)	10/15/2019	15,000,000	15,000,000	15,019,546	2.3%

				15,000,000	15,000,000	15,019,546

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Hill International, Inc.(11)	Construction & Building	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(6)	9/26/2020	16,872,500	16,872,500	16,959,923	2.7%

				16,872,500	16,872,500	16,959,923
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(6)	5/29/2018	4,832,381	4,766,064	4,512,247	0.7%

				4,832,381	4,766,064	4,512,247
Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.000%, 1.000% Floor(6)	2/13/2019	11,910,000	11,759,928	11,909,372	1.9%

				11,910,000	11,759,928	11,909,372
Interface Security Systems, Inc.	Services: Consumer	Senior Secured First Lien Notes 9.250%(9)(10)	1/15/2018	3,417,000	3,456,849	3,434,085	0.5%

				3,417,000	3,456,849	3,434,085
Invision Diversified, LLC	Services: Business	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor(4)(6)	6/30/2020	28,571,429	28,571,429	28,571,429	4.5%

				28,571,429	28,571,429	28,571,429
IPS Corporation	Wholesale	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(6)	2/5/2021	14,962,500	14,962,500	14,962,500	2.3%

				14,962,500	14,962,500	14,962,500
IronGate Energy Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Notes 11.000%(9)(10)	7/1/2018	3,000,000	2,962,783	2,103,750	0.3%

				3,000,000	2,962,783	2,103,750
Isola USA Corp.(8)	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	11/29/2018	5,799,214	5,907,262	5,814,396	0.9%

				5,799,214	5,907,262	5,814,396
JAC Holding Corp.	Automotive	Senior Secured First Lien Notes 11.500%(4)(9)	10/1/2019	12,000,000	12,000,000	12,321,694	1.9%

				12,000,000	12,000,000	12,321,694
Jordan Reses Supply Company, LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans LIBOR + 11.000%, 1.000% Floor(3)(4)	4/24/2020	5,000,000	5,000,000	5,091,186	0.8%

				5,000,000	5,000,000	5,091,186
Kik Custom Products, Inc.	Consumer Goods: Non-durable	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.250% Floor(13)	10/29/2019	5,000,000	4,992,099	5,050,000	0.8%

				5,000,000	4,992,099	5,050,000

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(6)	5/22/2019	6,650,000	6,568,513	6,450,500	1.0%

				6,650,000	6,568,513	6,450,500
Livingston International, Inc.(8)(11)	Transportation: Cargo	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(6)	4/18/2020	2,658,504	2,654,558	2,555,258	0.4%

				2,658,504	2,654,558	2,555,258
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 5.000%, 1.000% Floor(6)	6/6/2020	2,838,571	2,826,755	2,725,799	0.4%

				2,838,571	2,826,755	2,725,799
Miller Heiman, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(6)	9/30/2019	24,531,250	24,531,250	24,194,371	3.8%

				24,531,250	24,531,250	24,194,371
Nathan’s Famous, Inc.	Beverage & Food	Senior Secured First Lien Notes 10.000%	3/15/2020	7,000,000	7,000,000	7,551,250	1.2%

				7,000,000	7,000,000	7,551,250
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 2.000% Floor(4)(6)	9/29/2020	20,676,479	20,676,479	20,657,426	3.2%

				20,676,479	20,676,479	20,657,426
New Media Holdings II, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.250%, 1.000% Floor(6)	6/4/2020	24,320,106	24,300,286	24,198,505	3.8%

				24,320,106	24,300,286	24,198,505
Newpage Corp.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor(6)	2/11/2021	9,792,917	9,683,151	7,846,575	1.2%

				9,792,917	9,683,151	7,846,575
Northern Lights MIDCO, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans LIBOR + 9.500%, 1.500% Floor(3)(4)	11/21/2019	4,582,500	4,582,500	4,660,015	0.7%

				4,582,500	4,582,500	4,660,015
Omnitracs, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	5/25/2021	7,000,000	7,013,689	6,996,011	1.1%

				7,000,000	7,013,689	6,996,011
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loans LIBOR + 8.500%, 0.750% Floor, 3.000% PIK(4)(6)(7)	12/31/2018	11,920,264	11,920,264	11,825,800	1.8%

				11,920,264	11,920,264	11,825,800

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Physiotherapy Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor(6)	6/4/2021	12,500,000	12,500,000	12,500,000	2.0%

				12,500,000	12,500,000	12,500,000
Reddy Ice Corporation	Beverage & Food	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(3)(4)	10/1/2019	2,000,000	2,000,000	1,870,056	0.3%

				2,000,000	2,000,000	1,870,056
Research Now Group, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.000% Floor(6)	3/18/2022	15,000,000	15,000,000	15,184,197	2.4%

				15,000,000	15,000,000	15,184,197
Response Team Holdings, LLC	Construction & Building	Preferred Equity 12%(4)(5)	3/28/2019	3,234,646	2,977,239	3,200,793	0.5%
		Warrants to purchase 3.70% of the outstanding common units(4)(5)		—	257,407	1,030,186	0.2%
		Senior Secured First Lien Term Loans LIBOR + 8.500%, 2.000% Floor, 1.000% PIK(3)(4)	3/28/2019	15,283,619	15,283,619	15,495,464	2.4%

				18,518,265	18,518,265	19,726,443
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor(6)	6/11/2019	10,850,947	10,780,780	10,809,840	1.7%

				10,850,947	10,780,780	10,809,840
Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	4/28/2019	15,000,000	15,000,000	15,135,707	2.4%

				15,000,000	15,000,000	15,135,707
Software Paradigms International Group, LLC	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.000% Floor(4)(6)(7)	5/22/2020	24,009,126	24,009,126	24,009,126	3.8%

				24,009,126	24,009,126	24,009,126
Southwest Dealer Services, Inc.	Automotive	Senior Secured First Lien Term Loans LIBOR + 6.000%, 1.000% Floor(3)(4)	3/16/2020	6,912,500	6,912,500	6,912,500	1.1%

				6,912,500	6,912,500	6,912,500
Survey Sampling International, LLC	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(6)	12/16/2021	24,000,000	24,000,000	23,986,378	3.8%

				24,000,000	24,000,000	23,986,378
Techniplas LLC	Automotive	Senior Secured First Lien Notes 10.000%(9)	5/1/2020	6,000,000	6,000,000	6,037,500	0.9%

				6,000,000	6,000,000	6,037,500

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Tempel Steel Company	Metals & Mining	Senior Secured First Lien Notes 12.000%(4)(9)(10)	8/15/2016	1,115,000	1,110,535	1,057,856	0.2%

				1,115,000	1,110,535	1,057,856
The Garretson Resolution Group, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(6)	5/22/2021	15,000,000	14,925,913	15,000,000	2.3%

				15,000,000	14,925,913	15,000,000
Touchtunes Interactive Networks, Inc.	Media: Diversified & Production	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	5/29/2022	7,500,000	7,500,000	7,500,000	1.2%

				7,500,000	7,500,000	7,500,000
TravelCLICK, Inc.(8)	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	11/6/2021	6,000,000	5,919,581	5,985,761	0.9%

				6,000,000	5,919,581	5,985,761
True Religion Apparel, Inc.	Retail	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor(13)	1/30/2020	4,000,000	3,864,290	1,981,281	0.3%

				4,000,000	3,864,290	1,981,281
U.S. Auto Sales Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 10.500%, 1.000% Floor(3)(4)	6/8/2020	5,500,000	5,500,000	5,500,000	0.9%

				5,500,000	5,500,000	5,500,000
U.S. Well Services, LLC	Energy: Oil & Gas	Warrants/Equity(5)	2/21/2019	—	173	227,107	0.0%

				—	173	227,107
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans LIBOR + 5.500%, 1.000% Floor(3)	6/13/2019	9,743,616	9,685,470	9,646,179	1.5%

				9,743,616	9,685,470	9,646,179
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loans LIBOR + 7.250%, 1.000% Floor(3)(4)	5/14/2022	20,625,000	18,074,005	17,761,031	2.8%

				20,625,000	18,074,005	17,761,031
Vestcom International, Inc.	Services: Business	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(13)	9/30/2022	5,000,000	5,000,000	5,007,471	0.8%

				5,000,000	5,000,000	5,007,471
Watermill-QMC Midco, Inc.	Automotive	Senior Secured First Lien Term Loans 12.000%, 1.000% PIK(4)(7)	6/30/2020	26,995,240	26,995,240	26,995,240	4.2%
		Equity(4)(5)		514,195	514,195	514,195	0.1%

				27,509,435	27,509,435	27,509,435

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
YP LLC(8)	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.250% Floor(6)	6/4/2018	4,043,478	4,077,406	4,046,756	0.6%

				4,043,478	4,077,406	4,046,756
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(13)	10/8/2020	9,975,000	9,873,626	9,975,000	1.6%

				9,975,000	9,873,626	9,975,000

Total non-controlled/non-affiliated investments					$878,334,995	$871,144,119	136.3%

Money market fund — 0.9%
Federated Prime Obligations Fund		0.01%		5,683,213	$5,683,213	$5,683,213	0.9%

Total money market fund					$5,683,213	$5,683,213	0.9%

Derivative Instrument — Long Exposure					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$236,785,234	$(6,960,429)

					$236,785,234	$(6,960,429)

(1)	All of the Company’s investments are domiciled in the United States except for Atrium Innovations, Inc. and Livingston International, Inc. which are domiciled in Canada.
(2)	Percentage is based on net assets of $639,024,134 as of June 30, 2015.
(3)

The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at June 30, 2015 was 0.19%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

(4)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	Security is non-income producing.
(6)

The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at June 30, 2015 was 0.28%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

(7)	The investment has an unfunded commitment as of June 30, 2015. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(8)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total exposure to American Beacon Advisors, Inc., Asurion Corp., Collective Brands Finance, Inc., Flexera Software, LLC, Genex Holdings, Inc., Isola USA Corp., Livingston International, Inc., TravelCLICK, Inc., and YP LLC is $6,946,801 or 1.1%, $16,942,773 or 2.6%, $11,317,725 or 1.8%, $7,118,881 or 1.1%, $11,291,602 or 1.8%, $9,631,271 or 1.5%, $4,524,701 or 0.7%, $20,727,206 or 3.2%, $8,120,560 or 1.3%, respectively, of Net Assets as of June 30, 2015.

(9)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $59,980,256 and 9.4% of net assets as of June 30, 2015 and are considered restricted.

(10)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(11)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 5.0% of the Company’s portfolio at fair value.
(12)	The investment was on non-accrual status as of June 30, 2015.
(13)

The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at June 30, 2015 was 0.44%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

1M	1 Month
3M	3 Month
6M	6 Month

See accompanying notes to consolidated financial statements.

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2014

Company(1)	Industry(14)	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments — 126.8%
AAR Intermediate Holdings, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans
		LIBOR + 12.000%, 1.000% Floor(3)(4)	6/30/2015	$1,006,234	$1,006,234	$997,872	0.2%
		Senior Secured First Lien Term Loans LIBOR + 12.000%, 1.000% Floor(3)(4)	3/30/2019	11,697,470	10,938,261	10,703,771	2.2%

		Warrants to purchase 1.98% of outstanding company equity(4)(5)	3/30/2019	—	790,778	598,870	0.1%

				12,703,704	12,735,273	12,300,513
ALG USA Holdings, Inc.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans

		LIBOR + 9.000%, 1.250% Floor(6)	2/28/2020	2,000,000	1,967,491	2,011,269	0.4%

				2,000,000	1,967,491	2,011,269
Allen Edmonds Corp.	Retail	Senior Secured Second Lien Term Loans
		LIBOR + 9.000%, 1.000% Floor(3)(4)	5/27/2019	7,000,000	7,000,000	7,070,000	1.5%

				7,000,000	7,000,000	7,070,000
AM3 Pinnacle Corporation	Media: Broadcasting & Subscription	Senior Secured First Lien Term Loans
		10.000%(4)(7)	10/22/2018	6,533,857	6,533,857	6,533,857	1.3%

				6,533,857	6,533,857	6,533,857
American Pacific Corp.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loans
		LIBOR + 6.000%, 1.000% Floor(6)	2/27/2019	7,940,000	7,888,650	8,056,333	1.7%

				7,940,000	7,888,650	8,056,333
Anaren, Inc.	Aerospace & Defense	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	8/18/2021	10,000,000	9,908,218	9,935,749	2.0%

				10,000,000	9,908,218	9,935,749
Ascensus, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(6)	12/2/2020	4,000,000	3,948,926	4,000,000	0.8%

				4,000,000	3,948,926	4,000,000
Associated Asphalt Partners, LLC	Chemicals, Plastics & Rubber	Senior Secured First
		Lien Notes 8.500%(8)	2/15/2018	2,000,000	2,013,443	1,993,534	0.4%

				2,000,000	2,013,443	1,993,534
Asurion Corp.(9)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	3/3/2021	7,000,000	6,935,000	7,000,000	1.4%

				7,000,000	6,935,000	7,000,000

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Atrium Innovations, Inc.(10)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans
		LIBOR + 6.750%, 1.000% Floor(6)	8/13/2021	5,000,000	4,977,296	4,743,856	1.0%

				5,000,000	4,977,296	4,743,856
Bennu Oil & Gas, LLC	Energy: Oil & Gas	Senior Secured Second Lien Term Loans
		LIBOR + 7.500%, 1.250% Floor(6)	11/1/2018	5,525,389	5,520,837	4,570,180	0.9%

				5,525,389	5,520,837	4,570,180
Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loans
		LIBOR + 6.750%, 1.000% Floor(3)(4)	7/18/2020	14,572,917	14,300,451	14,042,615	2.9%

				14,572,917	14,300,451	14,042,615
Brundage-Bone Concrete Pumping, Inc.	Construction & Building	Senior Secured First
		Lien Notes 10.375%(8)	9/1/2021	7,500,000	7,641,129	7,600,484	1.6%

				7,500,000	7,641,129	7,600,484
Charming Charlie, Inc.	Retail	Senior Secured First Lien Term Loans
		LIBOR + 8.000%, 1.000% Floor(6)	12/24/2019	8,945,242	8,963,787	9,034,694	1.9%

				8,945,242	8,963,787	9,034,694
Collective Brands Finance, Inc.(9)(10)	Retail	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	3/11/2022	6,000,000	6,018,670	5,669,782	1.2%

				6,000,000	6,018,670	5,669,782
Contmid, Inc.	Automotive	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	10/25/2019	14,317,924	14,317,924	14,317,924	2.9%

				14,317,924	14,317,924	14,317,924
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 8.000%, 1.000% Floor(3)(4)	6/17/2021	12,500,000	12,381,463	12,312,750	2.5%

				12,500,000	12,381,463	12,312,750
Cornerstone Chemical Company	Chemicals, Plastics & Rubber	Senior Secured First
		Lien Notes(8)(11)	3/15/2018	2,500,000	2,587,841	2,550,000	0.5%

				2,500,000	2,587,841	2,550,000
CP Opco, LLC	Services: Consumer	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(6)	9/30/2020	8,000,000	8,000,000	8,000,000	1.6%

				8,000,000	8,000,000	8,000,000
CRGT, Inc.	High Tech Industries	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(4)(6)	12/19/2020	10,000,000	10,000,000	10,000,000	2.1%

				10,000,000	10,000,000	10,000,000
Deltek, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(6)	10/10/2019	3,000,000	2,981,523	3,060,000	0.6%

				3,000,000	2,981,523	3,060,000

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Drew Marine Partners LP	Transportation: Cargo	Senior Secured Second Lien Term Loans
		LIBOR + 7.000%, 1.000% Floor(6)	5/19/2021	10,000,000	10,078,927	10,033,409	2.1%

				10,000,000	10,078,927	10,033,409
Dynamic Energy Services International, LLC	Energy: Oil & Gas	Senior Secured First Lien Term Loans
		LIBOR + 8.500%, 1.000% Floor(3)(4)	3/6/2018	9,625,000	9,625,000	9,338,439	1.9%

				9,625,000	9,625,000	9,338,439
EarthLink, Inc.(10)	Telecommunications	Senior Secured First
		Lien Notes 7.375%(8)(11)	6/1/2020	2,450,000	2,439,171	2,462,250	0.5%

				2,450,000	2,439,171	2,462,250
Encompass Digital Media, Inc.(9)	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.000% Floor(6)	6/6/2022	1,500,000	1,486,019	1,500,568	0.3%

				1,500,000	1,486,019	1,500,568
F.H.G. Corp.	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loans
		LIBOR + 9.500%, 1.000% Floor(3)(4)	4/28/2019	15,000,000	15,000,000	14,880,354	3.1%

				15,000,000	15,000,000	14,880,354
F.H.G. Corp. Cornerstone Research	Healthcare & Pharmaceuticals	Common Stock(4)(5)
				—	300,000	63,169	0.0%

				—	300,000	63,169
Flexera Software, Inc.(9)	High Tech Industries	Senior Secured Second Lien Term Loans
		LIBOR + 7.000%, 1.000% Floor(6)	4/2/2021	5,000,000	5,018,504	4,852,592	1.0%

				5,000,000	5,018,504	4,852,592
Gastar Exploration USA, Inc.(10)	Energy: Oil & Gas	Senior Secured First
		Lien Notes 8.625%(8)(11)	5/15/2018	5,400,000	5,413,659	4,731,750	1.0%

				5,400,000	5,413,659	4,731,750
Genex Services, Inc.(9)	Banking, Finance, Insurance & Real	Senior Secured Second Lien Term Loans
	Estate	LIBOR + 7.750%, 1.000% Floor(6)	5/30/2022	9,500,000	9,531,763	9,299,753	1.9%

				9,500,000	9,531,763	9,299,753
Green Field Energy Services, Inc.	Energy: Oil & Gas	Senior Secured First Lien Notes 13.000%(4)(8)(12)	11/15/2016	766,616	755,260	237,651	0.1%

		Warrants/Equity(4)(5)	11/15/2021	—	29,000	—	0.0%

				766,616	784,260	237,651
GTCR Valor Companies, Inc.	High Tech Industries	Senior Secured First Lien Term Loans
		LIBOR + 5.000%, 1.000% Floor(6)	5/30/2021	7,968,616	7,892,569	7,788,079	1.6%

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
		Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(6)	11/30/2021	4,000,000	3,961,852	3,914,693	0.8%

				11,968,616	11,854,421	11,702,772
HBC Holdings, LLC	Wholesale	Senior Secured First Lien Term Loans
		LIBOR + 5.750%, 1.000% Floor(4)(6)	3/30/2020	14,962,500	14,962,500	14,962,500	3.1%

				14,962,500	14,962,500	14,962,500
Hill International, Inc.	Construction & Building	Senior Secured First Lien Term Loans
		LIBOR + 6.750%, 1.000% Floor(4)(6)	9/25/2020	16,957,500	16,957,500	16,957,457	3.5%

				16,957,500	16,957,500	16,957,457
Holland Acquisition Corp.	Energy: Oil & Gas	Senior Secured First Lien Term Loans
		LIBOR + 9.000%, 1.000% Floor(6)	5/29/2018	5,000,000	4,921,900	4,599,148	0.9%

				5,000,000	4,921,900	4,599,148
Ignite Restaurant Group, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans
		LIBOR + 7.000%, 1.000% Floor(6)	2/13/2019	11,970,000	11,799,221	11,970,000	2.5%

				11,970,000	11,799,221	11,970,000
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 8.500%, 1.250% Floor(3)(4)	2/22/2020	735,455	733,682	728,204	0.2%

				735,455	733,682	728,204
Interface Security Systems, Inc.	Services: Consumer	Senior Secured First Lien Notes 9.250%(4)(8)	1/15/2018	3,417,000	3,463,712	3,484,637	0.7%

				3,417,000	3,463,712	3,484,637
IronGate Energy Services, LLC	Energy: Oil & Gas	Senior Secured First Lien Notes 11.000%(8)	7/1/2018	3,000,000	2,957,768	2,588,307	0.5%

				3,000,000	2,957,768	2,588,307
Isola USA(9)	High Tech Industries	Senior Secured First
		Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	11/29/2018	5,874,528	5,999,752	5,931,034	1.2%

				5,874,528	5,999,752	5,931,034
JAC Holdings Corp.	Automotive	Senior Secured First Lien Notes 11.500%(4)(8)	10/1/2019	12,000,000	12,000,000	12,000,000	2.5%

				12,000,000	12,000,000	12,000,000
Jordan Reses Supply Company LLC	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loans
		LIBOR + 11.000%, 1.000% Floor(3)(4)	4/24/2020	5,000,000	5,000,000	5,000,000	1.0%

				5,000,000	5,000,000	5,000,000
Kik Custom Products, Inc.	Consumer goods: Non-durable	Senior Secured Second Lien Term Loans
		LIBOR + 8.250%, 1.250% Floor(13)	10/29/2019	5,000,000	4,991,433	5,006,500	1.0%

				5,000,000	4,991,433	5,006,500
Linc Energy Finance (USA), Inc.	Energy: Oil & Gas	Senior Secured Second
		Lien Notes 12.500%(4)(8)	10/31/2017	500,000	498,615	504,137	0.1%

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
		Senior Secured Second Lien Notes 12.500%(4)	10/31/2017	500,000	487,623	504,137	0.1%

				1,000,000	986,238	1,008,274
Liquidnet Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans
		LIBOR + 6.750%, 1.000% Floor(6)	5/22/2019	6,825,000	6,732,689	6,564,518	1.4%

				6,825,000	6,732,689	6,564,518
Livingston International, Inc.(9)(10)	Transportation: Cargo	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.250% Floor(6)	4/18/2020	2,658,504	2,654,268	2,555,694	0.5%

				2,658,504	2,654,268	2,555,694
LTCG Holdings Corp.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans
		LIBOR + 5.000%, 1.000% Floor(6)	6/6/2020	3,900,000	3,882,146	3,912,136	0.8%

				3,900,000	3,882,146	3,912,136
Miller Heiman, Inc.	Services: Business	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(6)	9/30/2019	24,687,500	24,687,500	24,687,500	5.1%

				24,687,500	24,687,500	24,687,500
Nation Safe Drivers Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loans
		LIBOR + 8.000%, 2.000% Floor(4)(6)(7)	9/29/2020	18,236,058	18,236,058	18,236,058	3.8%

				18,236,058	18,236,058	18,236,058
New Media Holdings II, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans
		LIBOR + 6.250%, 1.000% Floor(6)	6/4/2020	12,437,500	12,437,500	12,437,500	2.6%

				12,437,500	12,437,500	12,437,500
Newpage Corp.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor(6)	2/11/2021	10,000,000	9,879,551	10,059,144	2.1%

				10,000,000	9,879,551	10,059,144
Northern Lights Midco, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans
		LIBOR + 9.500%, 1.500% Floor(3)(4)	11/21/2019	4,700,000	4,700,000	4,700,000	1.0%

				4,700,000	4,700,000	4,700,000
Northstar Aerospace, Inc.	Aerospace & Defense	Senior Secured First Lien Notes 10.250%(4)(8)	10/15/2019	15,000,000	15,000,000	15,000,000	3.1%

				15,000,000	15,000,000	15,000,000
OH Acquisition, LLC	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term Loans
		LIBOR + 6.250%, 1.000% Floor(3)	8/29/2019	7,481,250	7,446,184	7,443,844	1.5%

				7,481,250	7,446,184	7,443,844
Omnitracs, Inc.	High Tech Industries	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	5/25/2021	7,000,000	7,014,550	7,007,467	1.4%

				7,000,000	7,014,550	7,007,467

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Oxford Mining Company, LLC	Metals & Mining	Senior Secured First Lien Term Loans
		LIBOR + 8.500%, 0.750% Floor, 3% PIK(4)(6)(7)	12/31/2018	11,864,407	11,864,407	11,864,407	2.4%

				11,864,407	11,864,407	11,864,407
Pegasus Solutions, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans
		LIBOR + 9.000%, 1.500% Floor(3)(4)(7)	5/10/2017	—	—	—	0.0%

		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor(3)(4)	2/10/2018	3,593,304	3,593,304	3,593,304	0.7%

		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor, PIK(3)(4)	11/10/2020	19,523,809	19,523,809	19,523,809	4.0%

		Warrants to purchase 4.2% of the outstanding equity(4)(5)	02/10/2018	—	769,231	769,231	0.2%

				23,117,113	23,886,344	23,886,344
Reddy Ice Group, Inc.	Beverage & Food	Senior Secured Second Lien Term Loans
		LIBOR + 9.500%, 1.250% Floor(3)(4)	10/1/2019	2,000,000	2,000,000	1,866,703	0.4%

				2,000,000	2,000,000	1,866,703
Response Team Holdings, LLC	Construction & Building	Preferred Equity 12%(4)(5)		3,046,179	2,788,771	2,906,831	0.6%

		Senior Secured First Lien Term Loans LIBOR + 8.500%, 2.000% Floor, 1% PIK(3)(4)	3/28/2019	15,206,579	15,206,579	15,287,086	3.1%

		Warrants to purchase 3.70% of the outstanding common units(4)(5)	3/28/2019	—	257,407	596,258	0.1%

				18,252,758	18,252,757	18,790,175
School Specialty, Inc.	Wholesale	Senior Secured First Lien Term Loans
		LIBOR + 8.500%, 1.000% Floor(6)	6/11/2019	10,895,272	10,815,266	10,901,620	2.2%

				10,895,272	10,815,266	10,901,620
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.250% Floor(6)	4/30/2021	2,000,000	1,984,030	1,997,903	0.4%

				2,000,000	1,984,030	1,997,903
Sizzling Platter, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans
		LIBOR + 7.500%, 1.000% Floor(6)	4/28/2019	15,000,000	15,000,000	15,303,157	3.1%

				15,000,000	15,000,000	15,303,157
Survey Sampling International, LLC	Services: Business	Senior Secured Second Lien Term Loans
		LIBOR + 9.000%, 1.000% Floor(6)	12/16/2021	24,000,000	24,000,000	24,000,000	5.0%

				24,000,000	24,000,000	24,000,000

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Tempel Steel Company	Metals & Mining	Senior Secured First
		Lien Notes 12.000%(4)(8)(11)	8/15/2016	1,115,000	1,108,838	1,050,887	0.2%

				1,115,000	1,108,838	1,050,887
TGI Friday’s, Inc.	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans
		LIBOR + 8.250%, 1.000% Floor(4)(6)	7/15/2021	15,000,000	14,786,434	14,594,273	3.0%

				15,000,000	14,786,434	14,594,273
Tourico Holidays, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loans
		LIBOR + 7.500%, 1.000% Floor(3)	11/5/2018	15,000,000	15,000,000	15,000,000	3.1%

				15,000,000	15,000,000	15,000,000
Travelclick, Inc.(9)	Hotel, Gaming & Leisure	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.000% Floor(6)	11/6/2021	6,000,000	5,915,121	5,808,540	1.2%

				6,000,000	5,915,121	5,808,540
True Religion Apparel, Inc.	Retail	Senior Secured Second
		Lien Term Loans
		LIBOR + 10.000%, 1.000% Floor(13)	1/30/2020	4,000,000	3,854,021	3,758,756	0.8%

				4,000,000	3,854,021	3,758,756
U.S. Well Services, LLC(10)	Energy: Oil & Gas	Warrants/Equity(5)	2/15/2019	—	173	227,107	0.0%

				—	173	227,107
Valence Surface Technologies, Inc.	Aerospace & Defense	Senior Secured First Lien Term Loans
		LIBOR + 5.500%, 1.000% Floor(3)	6/12/2019	9,874,459	9,808,191	9,751,900	2.0%

				9,874,459	9,808,191	9,751,900
Velocity Pooling Vehicle, LLC	Automotive	Senior Secured Second Lien Term Loans
		LIBOR + 7.250%, 1.000% Floor(3)(4)	5/14/2022	20,625,000	17,904,357	18,098,444	3.7%

				20,625,000	17,904,357	18,098,444
Vestcom International, Inc.	Services: Business	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.000% Floor(13)	9/30/2022	5,000,000	5,000,000	5,000,000	1.0%

				5,000,000	5,000,000	5,000,000
YP LLC(9)	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term Loans
		LIBOR + 6.750%, 1.250% Floor(6)	6/4/2018	4,260,870	4,301,734	4,268,708	0.9%

				4,260,870	4,301,734	4,268,708
Z Gallerie, LLC	Retail	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(13)	10/8/2020	10,000,000	9,889,189	10,000,000	2.1%

				10,000,000	9,889,189	10,000,000
Total non-controlled/non-affiliated investments					$620,968,517	$616,915,093	126.8%

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Money market fund — 3.9%
Federated Prime Obligations Fund				$19,032,637	$19,032,637	$19,032,637	3.9%

Total money market fund					$19,032,637	$19,032,637	3.9%

Derivative Instrument — Long Exposure					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$209,523,834	$(7,651,597)

					$209,523,834	$(7,651,597)

(1)	All of our investments are domiciled in the United States except for Atrium Innovations, Inc. and Livingston International, Inc. which are domiciled in Canada. All investments are denominated in USD.
(2)	Percentage is based on net assets of $486,519,913 as of December 31, 2014.
(3)

The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at December 31, 2014 was 0.17%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2014, the prevailing rate in effect at December 31, 2014 was the base rate plus the LIBOR floor.

(4)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	Security is non-income producing.
(6)

The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at December 31, 2014 was 0.26%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2014, the prevailing rate in effect at December 31, 2014 was the base rate plus the LIBOR floor.

(7)	The investment has an unfunded commitment as of December 31, 2014 which is excluded from the presentation (see Note 11). Fair value includes an analysis of the unfunded commitment.
(8)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $54,203,637 and 11.2% of net assets as of December 31, 2014 and are considered restricted.

(9)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total commitment to Asurion Corp., Collective Brands Finance, Inc., Encompass Digital Media, Inc., Flexera Software, Inc., Genex Services, Inc., Isola USA, Livingston International, Inc., Travelclick, Inc., and YP LLC is $16,896,070 or 3.5%, $11,617,395 or 2.4%, $6,463,131 or 1.3%, $7,119,467 or 1.5%, $11,284,778 or 2.3%, 9,797,159 or 2.0%, $4,525,137 or 0.9%, $20,622,355 or 4.2%, 8,561,534 or 1.8%, respectively, of Net Assets as of December 31, 2014.

(10)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 3.3% of the Company’s portfolio at fair value.
(11)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(12)	The investment was on non-accrual status as of December 31, 2014.
(13)

The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at December 31, 2014 was 0.36%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at December 31, 2014, the prevailing rate in effect at December 31, 2014 was the base rate plus the LIBOR floor.

(14)	The December 31, 2014 industry classifications have been modified to conform with the June 30, 2015 industry classifications

1M	1 Month
3M	3 Month
6M	6 Month

SIERRA INCOME CORPORATION

Notes to Consolidated Financial Statements

June 30, 2015

(unaudited)

Note 1. Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SIC Advisors is a majority owned subsidiary of Medley LLC, which is controlled by Medley Management Inc., a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly-owned by the senior professionals of Medley LLC. The term “Medley” refers to the collective activities of Medley Capital LLC, Medley LLC, Medley Management Inc., Medley Group LLC, SIC Advisors, associated investment funds and their respective affiliates. The Company has elected and intends to continue to qualify to be treated for U.S. federal income tax purposes as a Regulated Investment Company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end is December 31st.

On April 17, 2012, the Company successfully reached its minimum escrow requirement and officially commenced operations by issuing 1,108,033 shares of common stock to SIC Advisors for gross proceeds of $10,000,000. The Company’s offering period is currently scheduled to terminate on April 17, 2016, unless further extended. Since commencing its operations, the Company has sold a total of 71,353,239 shares of common stock, which includes shares issued as part of the distribution reinvestment plan (see Note 13), for total proceeds of $721.0 million, which includes the shares sold to SIC Advisors. The proceeds from the issuance of common stock are presented in the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows and are presented net of selling commissions and dealer manager fees.

On August 15, 2013, the Company formed Arbor Funding LLC (“Arbor”), a wholly-owned financing subsidiary (see Note 6).

On June 18, 2014, the Company formed Alpine Funding LLC (“Alpine”), a wholly-owned financing subsidiary (see Note 6).

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect this to be a substantial portion of the portfolio.

Note 2. Significant Accounting Policies

Basis of Presentation

The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 — Financial Services, Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and includes the accounts of the Company and its wholly-owned subsidiaries, Alpine Funding LLC, Arbor Funding LLC, and Taxable Subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X of the Securities Act of 1933. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited interim financial results included herein contain all adjustments and reclassifications that are necessary for the fair presentation of financial statements for the periods included herein. Therefore, this Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2014, which was filed with the U.S. Securities and Exchange Commission on March 6, 2015. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2015. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Offering Costs

Offering costs incurred directly by the Company are expensed in the period incurred. See Note 7 regarding offering costs paid for by SIC Advisors.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Financing costs, incurred in connection with the Company’s credit facilities (see Note 6), are deferred and amortized over the life of each facility, respectively.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. The Company records amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, if any, is recognized on an accrual basis to the extent that the Company expects to collect such amount.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income in the period that the Company becomes entitled to such fees. Other fees related to loan administration requirements are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three and six months ended June 30, 2015, the Company earned $323,005 and $670,158 in PIK interest, respectively. For the three and six months ended June 30, 2014, the Company earned $104,443 and $108,147 in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in the consolidated statements of operations. For total return swap transactions (see Note 5), periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At June 30, 2015, one portfolio company was on non-accrual status with a fair value of $237,651 or less than 0.1% of the fair value of the Company’s portfolio. At December 31, 2014, one portfolio company was on non-accrual status with a fair value of $237,651 or less than 0.1% of the fair value of the Company’s portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Controlled Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns between 5% and 25% of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.” As of June 30, 2015 and December 31, 2014, the Company has no Controlled Investments or Affiliated Investments.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotations, if any, in determining fair value based on management’s understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The methodologies utilized by the Company in estimating its fair value of its investments categorized as Level 3 generally fall into the following two categories:

•

The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable assets, liabilities, or a group of assets and liabilities, such as a business.

•

The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, the Company may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Company may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

•	valuations of comparable public companies (“Guideline Comparable Approach”),

•	recent sales of private and public comparable companies (“Guideline Comparable Approach”),

•	recent acquisition prices of the company, debt securities or equity securities (“Acquisition Price Approach”),

•	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”),

•	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and

•	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

•	discounting the forecasted cash flows of the portfolio company or securities (“Discounted Cash Flow” or “DCF Approach”); and

•	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.

Over-the-counter (“OTC”) derivative contracts, such as total return swaps (see Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swaps are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and its own independent assessment;

•	the independent audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of the Company’s financial instruments, including cash and accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are discussed in Note 4.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax-exempt interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of June 30, 2015 and December 31, 2014, the Company recorded a deferred tax liability of $371,449 and $86,600, respectively, on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net gain/(loss) on investments and total return swap on investments in the consolidated statements of operations. There were no such deferred tax liabilities as of June 30, 2015 or December 31, 2014.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is the United States federal jurisdiction. The Company’s federal tax returns from inception-to-date remain subject to examination by the Internal Revenue Service.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. There were no material uncertain income tax positions at June 30, 2015 or June 30, 2014.

The following table reflects, for tax purposes, the estimated sources of the cash distributions that the Company has paid on its common stock during the six months ended June 30, 2015 and the six months ended June 30, 2014:

	Six months ended June 30, 2015		Six months ended June 30, 2014
Source of Distribution	Distribution Amount(1)	Percentage	Distribution Amount	Percentage
Return of capital from offering proceeds	$—	—%	$—	—%
Return of capital from borrowings	—	—	—	—
Ordinary income	25,374,463	100.0	10,192,078	100.0
Return of capital (other)	—	—	—	—

Distributions on a tax basis:	$25,374,463	100.0%	$10,192,078	100.0%

(1)

The Distribution Amount and Percentage reflected for June 30, 2015 are estimated figures. The actual source of distributions for the fiscal year ending 2015 will be calculated in connection with the Company’s year-end procedures.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

SIC Advisors has broad discretion in making investments for the Company. Investments generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuates.

The value of the Company’s investments in loans and bonds may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as the Company’s borrowers, and those for which market yields are observable, increase materially. SIC Advisors may attempt to minimize these risks by maintaining low loan to value ratios values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Recent Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-03 Interest – Imputation of Interest (“ASU 2015-03”). The pronouncement requires that debt issuance costs related to a recognized debt liability be presented in the consolidated statement of assets and liabilities as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The amendment becomes effective for financial statements issued for fiscal years that begin after December 15, 2015. SIC Advisors is still determining ASU 2015-03’s effects upon the consolidated financial statements.

Note 3. Investments

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at June 30, 2015:

	Fair Value	Percentage
Services: Business	$122,053,656	14.0%
Banking, Finance, Insurance & Real Estate	90,478,151	10.4%
Automotive	84,804,665	9.7%
Hotel, Gaming & Leisure	79,784,991	9.2%
Retail	68,420,847	7.9%
High Tech Industries	63,319,078	7.3%
Construction & Building	44,479,107	5.1%
Wholesale	40,443,097	4.6%
Healthcare & Pharmaceuticals	37,733,760	4.3%
Energy: Oil & Gas	36,369,249	4.2%
Media: Advertising, Printing & Publishing	36,091,836	4.1%
Aerospace & Defense	34,725,137	4.0%
Telecommunications	28,900,236	3.3%
Media: Broadcasting & Subscription	17,346,408	2.0%
Capital Equipment	15,056,508	1.7%
Metals & Mining	12,883,656	1.5%
Transportation: Cargo	12,570,684	1.4%
Chemicals, Plastics & Rubber	12,328,495	1.4%
Services: Consumer	11,383,252	1.3%
Beverage & Food	9,421,306	1.1%
Media: Diversified & Production	7,500,000	0.9%
Consumer Goods: Non-durable	5,050,000	0.6%

Total	$871,144,119	100.0%

See Note 5 for industry classifications of the underlying TRS reference assets as of June 30, 2015.

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at December 31, 2014. The December 31, 2014 industry classifications have been modified to conform with the June 30, 2015 industry classifications:

	Fair Value	Percentage
Hotel, Gaming & Leisure	$88,573,584	14.4%
Banking, Finance, Insurance & Real Estate	61,156,308	9.9%
Services: Business	53,687,500	8.7%
Automotive	44,416,367	7.2%
Construction & Building	43,348,118	7.0%
High Tech Industries	42,553,866	6.9%
Energy: Oil & Gas	39,601,364	6.4%
Retail	35,533,232	5.8%
Aerospace & Defense	34,687,649	5.6%
Telecommunications	33,044,290	5.4%
Media: Advertising, Printing & Publishing	26,765,353	4.3%
Wholesale	25,864,120	4.2%
Healthcare & Pharmaceuticals	24,687,379	4.0%
Metals & Mining	12,915,295	2.1%
Chemicals, Plastics & Rubber	12,599,867	2.0%
Transportation: Cargo	12,589,104	2.0%
Services: Consumer	11,484,637	1.9%
Media: Broadcasting & Subscription	6,533,857	1.1%
Consumer goods: Non-durable	5,006,500	0.8%
Beverage & Food	1,866,703	0.3%

	$616,915,093	100.0%

See Note 5 for industry classifications of the underlying TRS reference assets as of December 31, 2014.

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of June 30, 2015:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$543,459,842	61.9	$539,736,589	62.0%
Senior secured second lien term loans	261,103,525	29.7	257,174,464	29.5
Senior secured first lien notes	68,133,605	7.8	67,531,506	7.7
Warrants/Equity	5,638,023	0.6	6,701,560	0.8

Total	$878,334,995	100.0%	$871,144,119	100.0%

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2014:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$335,675,585	54.0%	$335,182,650	54.3%
Senior secured second lien term loans	223,990,513	36.1	221,863,203	35.9
Senior secured first lien notes	55,380,821	8.9	53,699,500	8.7
Senior secured second lien notes	986,238	0.2	1,008,274	0.2
Warrants/Equity	4,935,360	0.8	5,161,466	0.9

Total	$620,968,517	100.0%	$616,915,093	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at June 30, 2015:

Geography	Fair Value	Percentage
United States	$864,018,782	99.2%
Canada	7,125,337	0.8

Total	$871,144,119	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at December 31, 2014:

Geography	Fair Value	Percentage
United States	$609,615,543	98.8%
Canada	7,299,550	1.2

Total	$616,915,093	100.0%

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. For the six months ended June 30, 2015 and June 30, 2014, the total fair value of warrants were $2,539,626 and $707,467, respectively, and were included in investments at fair value on the consolidated statement of assets and liabilities. Total realized and change in unrealized gains related to warrants for the three and six months ended June 30, 2015 were $0 and $157,008, and $0 and $572,203, respectively, and were recorded on the consolidated statement of operations in those accounts. Total realized and unrealized gains related to warrants for the three and six months ended June 30, 2014 were $0 and $394,608, and $0 and $395,629, respectively, and were recorded on the consolidated statement of operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements. During the three and six months ended June 30, 2015, the Company acquired warrants in 1 and 1 portfolio company, respectively. During the three and six months ended June 30, 2014, the Company acquired warrants in 0 and 1 portfolio company, respectively.

As part of the Company’s investment objective, in addition to purchasing loans on the secondary market, it makes loans directly to privately-held middle market companies. As of June 30, 2015, the Company held loans it has made directly to 60 investee companies with aggregate principal amounts of $726.2 million. As of December 31, 2014, the Company held loans it has made directly to 47 investee companies with aggregate principal amounts of $476.4 million. During the three and six months ended June 30, 2015, the Company made 11 and 18 loans to investee companies, respectively, with aggregate principal amounts of $188.8 million and $269.7 million, respectively. During the three and six months ended June 30, 2014, the Company made 7 and 17 loans to investee companies, respectively, with aggregate principal amounts of $82.1 million and $151.3 million, respectively. The details of the Company’s loans have been disclosed on the consolidated schedule of investments as well as in Note 4. In addition to providing loans to investee companies, from time to time the Company assists investee companies in securing financing from other sources by introducing such investee companies to sponsors or by leading a syndicate of lenders to provide the investee companies with financing. During the three and six months ended June 30, 2015 and June 30, 2014, the Company did not make any such introductions or lead any syndicates. Affiliates of the Company’s Advisor do not serve as officers or directors of any investee companies or provide managerial direction as part of their roles.

In addition to the loans that the Company has provided, the Company has unfunded commitments to provide additional financings through undrawn term loans or revolving lines of credit. The details of such arrangements are disclosed in Note 11.

SIC Senior Loan Strategy JV I LLC

On March 27, 2015, the Company and Great American Life Insurance Company (“Great American Life”) entered into a limited liability company operating agreement to co-manage SIC Senior Loan Strategy JV I LLC

(the “Joint Venture”). The Company and Great American Life have committed to provide $100 million of equity to the Joint Venture, with the Company providing $87.5 million and Great American Life providing $12.5 million. In addition, the Joint Venture intends to seek a credit facility from a third party financing provider. The Joint Venture is expected to invest primarily in first lien middle market and other corporate debt securities. All portfolio and other material decisions regarding the Joint Venture must be submitted to the Joint Venture’s board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by Great American Life. The Company has concluded that it does not control the Joint Venture. As of June 30, 2015, the Joint Venture had not commenced operations.

The Company has determined that the Joint Venture is an investment company under ASC 946, however in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate the Joint Venture.

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•

Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of June 30, 2015:

Type of Investment	Level 1	Level 2	Level 3	Total
Senior secured first lien term loans	$—	$—	$539,736,589	$539,736,589
Senior secured first lien notes	—	16,833,129	50,698,377	67,531,506
Senior secured second lien term loans	—	7,122,500	250,051,964	257,174,464
Warrants/Equity	—	—	6,701,560	6,701,560
Money market fund	5,683,213	—	—	5,683,213

Total	$5,683,213	$23,955,629	$847,188,490	$876,827,332

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Liability
Total return swap with Citibank, N.A.	$—	$—	$6,960,429	$6,960,429

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2014:

Type of Investment	Level 1	Level 2	Level 3	Total
Senior secured first lien term loans	$—	$—	$335,182,650	$335,182,650
Senior secured first lien notes	—	10,794,887	42,904,613	53,699,500
Senior secured second lien term loans	—	—	221,863,203	221,863,203
Senior secured second lien notes	—	—	1,008,274	1,008,274
Warrants/Equity	—	—	5,161,466	5,161,466
Money market fund	19,032,637	—	—	19,032,637

Total	$19,032,637	$10,794,887	$606,120,206	$635,947,730

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Liability
Total return swap with Citibank, N.A.	$—	$—	$7,651,597	$7,651,597

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the six months ended June 30, 2015 based off of fair value hierarchy at June 30, 2015:

	Senior Secured First Lien Notes(1)	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2014	$43,912,887	$339,094,785	$217,951,068	$5,161,466	$(7,651,597)	$598,468,609
Purchases	24,000,000	263,489,713	62,820,421	514,195	—	350,824,329
Sales	(11,523,661)	(60,339,530)	(22,271,453)	—	—	(94,134,644)
Transfers in	—	—	—	—	—	—
Transfers out	(6,072,944)	—	(7,000,000)	—	—	(13,072,944)
Amortization of discount/(premium)	(8,804)	177,065	211,074	—	—	379,335
Paid-in-kind interest income	—	472,122	9,569	188,468	—	670,159
Net realized gains (losses)	(687,525)	102,742	222,179	—	—	(362,604)
Net change in unrealized appreciation/ (depreciation)	1,078,424	(3,260,308)	(1,890,894)	837,431	691,168	(2,544,179)

Balance, June 30, 2015	$50,698,377	$539,736,589	$250,051,964	$6,701,560	$(6,960,429)	$840,228,061

Change in net unrealized appreciation (depreciation) in investments held as of June 30, 2015(2)	$1,098,249	(3,301,366)	(1,985,588)	837,431	691,168	(2,660,106)

(1)	Includes Assets previously classified as Senior Secured Second Lien Notes.
(2)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the six months ended June 30, 2015, the Company recorded $13,072,944 in transfers from Level 3 to Level 2 due to an increase in observable inputs in market data and no other transfers between levels.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the six months ended June 30, 2014 based off of fair value hierarchy at June 30, 2014:

	Senior Secured First Lien Notes	Senior Secured Second Lien Notes	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2013	$41,917,999	$5,254,676	$28,583,326	$56,481,247	$54,977	$351,396	$132,643,621
Purchases	2,606,250	—	94,405,816	152,543,038	3,077,778	—	252,632,882
Sales	(26,403,480)	(3,559,511)	(13,621,372)	(25,340,532)	—	—	(68,924,895)
Transfers in	—	—	—	—	—	—	—
Transfers out	(3,000,000)	—	—	—	—	—	(3,000,000)
Amortization of discount/(premium)	(26,916)	4,970	15,281	32,169	—	—	25,504
Paid-in-kind interest income	—	—	20,072	—	88,075	—	108,147
Net realized gains	1,552,281	76,597	37,305	(14,708)	—	—	1,651,475
Net change in unrealized appreciation/ (depreciation)	(301,431)	(64,418)	553,930	158,015	472,601	918,021	1,736,718

Balance, June 30, 2014	$16,344,703	$1,712,314	$109,994,358	$183,859,229	$3,693,431	$1,269,417	$316,873,452

Change in net unrealized appreciation (depreciation) in investments held as of June 30, 2014(1)	$75,924	$8,312	$567,127	$217,181	$472,601	$918,021	$2,259,166

(1)	Amount is included in the related amount on investments and derivative instruments in the condensed consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the six months ended June 30, 2014, the Company recorded $3,000,000 in transfers from level 3 to level 2 due to an increase in observable inputs in market data and no other transfers between levels. Transfers are reflected at the value of the securities at the end of the period.

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of June 30, 2015:

	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior secured first lien term loans	$539,736,589	Income Approach (DCF)	Market yield	6.97% –16.96% (9.64%)
		Market Approach (recent acquisition price)	recent acquisition price	N/A
Senior secured first lien notes	$50,698,377	Enterprise valuation analysis	EBITDA Multiple/Estimated liquidation proceeds	2.50x – 4.50x (2.00x) / $44.9M – $73.2M ($59.7M)
Senior secured second lien term loans	$250,051,964	Income Approach (DCF)	Market yield	9.49% – 10.22% (10.15%)
		Market Approach (recent acquisition price)	recent acquisition price	N/A
		Income Approach (DCF)	Market yield	8.86% – 34.00% (10.90%)
		Market Approach (recent acquisition price)	recent acquisition price	N/A
Warrants/Equity	$6,701,560	Enterprise valuation analysis	EBITDA Multiple/ Estimated liquidation proceeds	2.50x – 4.50 (2.00x) / $44.9M – $73.2M ($59.7M)
		Income Approach (DCF)	Market yield	12.29%
		Market Approach (guideline comparable)	LTM and 2015 EBITDA Multiple	6.50x –7.00x (6.77x)/6.00x – 6.50x (3.27x)
		Market Approach (guideline comparable)	LTM and NTM EBITDA Multiple	4.00x – 7.00x (6.53x)/5.00x – 7.00x (6.67x)
		Market Approach (guideline comparable)	EBITDA Multiple	12.5x – 13.5x (13.5x)
		Market Approach (recent acquisition price)	recent acquisition price	N/A
Total return swap	$(6,960,429)	Income Approach (DCF)	Market yield of underlying assets	5.34% – 15.62% (8.57%)

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2014:

	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior secured first lien term loans	$335,182,650	Income Approach (DCF)	Market yield	7.23% – 17.63%(10.60%)
		Market Approach (Recent Acquisition Price)	Market yield	7.50% – 13.03%(10.11%)
Senior secured first lien notes	$42,904,613	Income Approach (DCF)	Market yield	8.50% – 16.30%(11.02%)
		Enterprise valuation analysis	EBITDA multiple Estimated liquidation proceeds	4.00x – 8.00x (2.00x) $189.1M – $222.4M ($205.8)M
Senior secured second lien term loans	$221,863,203	Income Approach (DCF)	Market yield	6.71% – 15.27%(10.55%)
		Market Approach (Recent Acquisition Price)	recent acquisition price	8.50% – 10.96%(10.32%)
Senior secured second lien notes	$1,008,274	Income Approach (DCF)	Market yield	12.16% – 12.16%(12.16%)
Warrants/Equity	$5,161,466	Enterprise valuation analysis	Estimated liquidation proceeds	—
		Market Approach (guideline comparable)	EBITDA multiple	3.50x (14.00x)
		Income Approach (DCF)	EBITDA multiple	13.14% – 13.14%(13.14%)
Total return swap	$(7,651,597)	Market Approach (Recent Acquisition Price)	recent acquisition price	N/A
		Income Approach (DCF)	Market yield of underlying assets	5.84% – 14.87%(8.43%)

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s warrants/equity investments are comparable company multiples of Revenue or EBITDA (earnings before interest, taxes, depreciation, and amortization) for the latest twelve months (LTM), next twelve months (NTM) or a reasonable period a market participant would consider. Increases in EBITDA multiples in isolation would result in higher fair value measurement.

Note 5. Total Return Swap

On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor, entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”) that is indexed to a basket of loans.

The TRS with Citibank enables Arbor, to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”. On March 21, 2014, the Company amended and restated its Confirmation Letter Agreement (the “Amended Confirmation Agreement”) with Citibank. The Amended Confirmation Agreement increases the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $100,000,000 to $200,000,000, and increased the interest rate payable to Citibank from LIBOR plus 1.30% per annum to LIBOR plus 1.35% per annum. Other than the foregoing, the Amended Confirmation Agreement did not change any of the other terms of the TRS.

On July 23, 2014, the Company, through Arbor, entered into the Second Amended and Restated Confirmation Letter Agreement (the “Second Amended Confirmation Agreement”) with Citi. The Second Amended Confirmation Agreement increases the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $200,000,000 to $350,000,000. Other than the foregoing, the Second Amended Confirmation Agreement did not change any of the other terms of the TRS.

On June 8, 2015, the Company, through Arbor, entered into the Third Amended and Restated Confirmation Letter Agreement (the “Third Amended Confirmation Agreement”) with Citi. The Third Amended Confirmation Agreement decreases the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $350,000,000 to $300,000,000. Other than the foregoing, the Third Amended Confirmation Agreement did not change any of the other terms of the TRS.

Pursuant to the terms of the TRS Agreement, as amended by the Second Amended Confirmation Agreement and Third Amended Corfirmation Agreement, and subject to conditions customary for transactions of this nature, Arbor may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $300,000,000, which is also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the Amended TRS Agreement. Arbor receives from Citibank a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the Amended TRS Agreement as well as any fees associated with the loans included in the portfolio. Arbor pays to Citibank interest at a rate equal to one-month LIBOR plus 1.35% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arbor either receives from Citibank the appreciation in the value of such loan, or pays to Citibank any depreciation in the value of such loan.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. The early termination fee shall equal the present value of the following two cash flows: (a) interest payments at a rate equal 1.35% based on 70% of the maximum notional amount of $300,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $300,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS.

Arbor is required to pay a minimum usage fee in connection with the TRS of 1.35% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee will not apply during the first 365 days and last 60 days of the term of the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS. During the three and six months ended June 30, 2015, Arbor paid $431,430 and $201,963, respectively, in minimum usage fees. During the three and six months ended June 30, 2014, Arbor did not pay any minimum usage fees.

Arbor is required to initially cash collateralize a specified percentage of each loan (generally 25% to 35% of the market value of such loan) included under the TRS in accordance with margin requirements described in the Amended TRS Agreement. As of June 30, 2015 and December 31, 2014, Arbor has posted $61,458,766 and $56,877,928, respectively, in collateral to Citibank in relation to the TRS which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap. Arbor may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the Amended TRS Agreement are non-recourse to the Company and the Company’s exposure under the Amended TRS Agreement is limited to the value of the Company’s investment in Arbor, which generally equals the value of cash collateral provided by Arbor under the Amended TRS Agreement.

In connection with the TRS, Arbor has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the Amended TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the Amended TRS Agreement; (c) a default by Arbor or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10,000,000 and 2% of the Company’s net asset value at such time; (d) a merger of Arbor or the Company meeting certain criteria; (e) the Company or Arbor amending their respective constituent documents to alter their investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) SIC Advisors ceasing to be the investment manager of Arbor or to have authority to enter into transactions under the Amended TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank. As of June 30, 2015 and December 31, 2014, the Company did not have any derivatives with contingent features in net liability positions. Therefore, if a trigger event had occurred, no amount would have been required to be posted by the Company.

The Company’s maximum credit risk exposure as of June 30, 2015 and December 31, 2014 is $63,854,756 and $57,973,510, respectively, which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap and receivable due on total return swap.

The Company’s receivable from Citibank, represents realized amounts from payments on underlying loans in the total return swap portfolio which as of June 30, 2015 and December 31, 2014 was $2,395,990 and $1,095,582, respectively, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statements of assets and liabilities as of June 30, 2015 or December 31, 2014.

Transactions in total return swap contracts during the three and six months ended June 30, 2015 resulted in $2,720,032 and $5,620,349 in realized gains/(losses) and $(2,115,849) and $691,168 in unrealized gains/(losses), respectively, which is recorded on the consolidated statements of operations. Transactions in total return swap contracts during the three and six months ended June 30, 2014 resulted in $1,372,779 and $1,811,488 in realized gains/(losses) and $471,000 and $918,021 in unrealized gains/(losses), respectively, which is recorded on the consolidated statements of operations.

The Company only held one derivative position as of the six months ended June 30, 2015 and December 31, 2014 and the derivative held is subject to a netting arrangement. The following table represents the Company’s gross and net amounts after offset under Master Agreements (“MA”) of the derivative assets and liabilities presented by derivative type net of the related collateral pledged by the Company as of June 30, 2015 and December 31, 2014:

	Gross Derivative Assets/(Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statements of Assets and Liabilities	Cash Collateral Received	Net Amount of Derivative Assets/(Liabilities)
June 30, 2015
Total Return Swap(1)	$(6,960,429)	$—	$(6,960,429)	$—	$(6,960,429)

December 31, 2014
Total Return Swap(1)	$(7,651,597)	$—	$(7,651,597)	$—	$(7,651,597)

(1)

Cash was posted for initial margin requirements for the total return swap as of June 30, 2015 and December 31, 2014 and is reported on the consolidated statements of assets and liabilities as cash collateral on total return swap.

The following represents the volume of the Company’s derivative transactions during the three and six months ended June 30, 2015 and June 30, 2014:

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Average notional par amount of contracts	$228,332,910	$126,714,344	$221,947,204	$87,538,831

The following is a summary of the TRS reference assets as of June 30, 2015:

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
American Beacon Advisors Inc	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans(6)	LIBOR + 4.500%, 1.00% Floor	4/30/2022	1,000,000	995,000	1,008,750	13,750
Answsers Corporation	Services: Consumer	Senior Secured First Lien Term loans(5)	LIBOR + 5.250%, 1.00% Floor	10/1/2021	14,962,500	14,438,813	12,718,125	(1,720,688)
ANVC Merger Corp.	High Tech Industries	Senior Secured First Lien Term loans(6)	LIBOR + 4.500%, 1.00% Floor	2/18/2021	4,937,500	4,888,125	4,912,813	24,688
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term loans(5)	LIBOR + 8.250%, 1.000% Floor	12/18/2020	14,336,080	14,059,406	14,246,479	187,073
Asurion Corporation	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans(6)	LIBOR + 3.750%, 1.25% Floor	5/24/2019	9,821,494	9,820,273	9,837,896	17,624
Atkore International, Inc	Metals & Mining	Senior Secured Second Lien Term loans(6)	LIBOR + 6.750%, 1.00% Floor	10/9/2021	10,000,000	10,032,500	9,350,000	(682,500)
Bowlmor AMF Corporation	Services: Consumer	Senior Secured First Lien Term loans(6)	LIBOR + 6.250%, 1.00% Floor	9/18/2021	8,955,000	8,820,675	8,955,000	134,325
CJ Holding Co.	Energy: Oil & Gas	Senior Secured First Lien Term loans(4)(5)	LIBOR + 5.500%, 1.00% Floor	3/24/2022	3,000,000	2,580,000	2,812,500	232,500
CSP Technologies North America, Inc	Containers, Packaging & Glass	Senior Secured First Lien Term loans(6)	LIBOR + 6.000%, 1.00% Floor	1/29/2022	9,975,000	9,775,500	9,775,500	—
Collective Brands Finance Inc.	Retail	Senior Secured First Lien Term loans(6)	LIBOR + 4.000%, 1.00% Floor	3/11/2021	5,940,000	5,917,725	5,628,150	(289,575)
Encompass Digital Media, Inc	Telecommunications	Senior Secured First Lien Term loans(6)	LIBOR + 4.500%, 1.000% Floor	6/6/2021	4,962,500	4,937,688	4,972,822	35,135
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured Second Lien Term loans(7)	LIBOR + 7.125%, 1.250% Floor	9/30/2020	4,246,305	4,317,500	3,243,116	(1,074,384)
Flexera Software, Inc.	High Tech Industries	Senior Secured Second Lien Term loans(6)	LIBOR + 7.000%, 1.000% Floor	4/2/2021	2,250,000	2,266,875	2,183,403	(83,472)
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans(5)	LIBOR + 4.250%, 1.000% Floor	5/21/2021	1,985,000	1,975,075	1,983,352	8,277

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
Hudson Products Holdings Inc	Capital Equipment	Senior Secured First Lien Term loans(6)	LIBOR + 4.000%, 1.000% Floor	3/15/2019	1,872,446	1,863,083	1,844,359	(18,724)
Iqor US Inc.	Services: Business	Senior Secured First Lien Term loans(6)	LIBOR + 5.00%, 1.000% Floor	4/1/2021	7,707,302	7,553,156	7,129,254	(423,902)
Isola USA	Capital Equipment	Senior Secured First Lien Term loans(6)	LIBOR + 8.250%, 1.000% Floor	11/23/2018	3,875,000	3,816,875	3,885,152	68,277
Livingston International, Inc.	High Tech Industries	Senior Secured Second Lien Term loans(1)(4)(6)	LIBOR + 7.750%, 1.250% Floor	4/8/2020	1,954,783	1,969,443	1,878,866	(90,577)
Maxim Crane Works LP	Capital Equipment	Senior Secured Second Lien Term loans(6)	LIBOR + 9.250%, 1.000% Floor	11/26/2018	6,500,000	6,590,000	6,500,000	(90,000)
Mohegan Tribal Gaming	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans(6)	LIBOR + 4.500%, 1.000% Floor	11/19/2019	4,967,424	4,854,161	4,938,713	84,552
Nine West Holdings, Inc.	Consumer goods: Non-durable	Senior Secured First Lien Term loans(6)	LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,955,000	5,940,113	5,205,682	(734,430)
Packaging Coordinators, Inc.	Containers, Packaging & Glass	Senior Secured First Lien Term loans(6)	LIBOR + 4.250%, 1.000% Floor	8/1/2021	4,975,000	4,925,250	4,956,344	31,094
Pharmed Group Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans(6)	LIBOR + 3.250%, 1.000% Floor	1/28/2021	472,778	470,414	468,050	(2,364)
Pharmed Group Corporation	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term loans(6)	LIBOR + 6.750%, 1.000% Floor	1/28/2022	5,000,000	4,975,000	5,000,000	25,000
Polymer Group Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term loans(6)	LIBOR + 4.250%, 1.000% Floor	12/19/2019	3,959,313	3,954,375	3,972,497	18,122
Preferred Sands Holding Company, LLC	Construction & Building	Senior Secured First Lien Term loans(7)	LIBOR + 5.750%, 1.000% Floor	7/27/2020	6,965,000	6,895,350	5,874,978	(1,020,373)
Sungard Availability Services Capital Inc.	Services: Business	Senior Secured First Lien Term loans(5)	LIBOR + 5.000%, 1.000% Floor	3/31/2019	10,650,732	10,604,135	9,713,467	(890,667)
Tensar Corp.	Capital Equipment	Senior Secured First Lien Term loans(6)	LIBOR + 4.750%, 1.000% Floor	7/9/2021	11,940,000	11,820,600	11,275,897	(544,703)
Thomson Multimedia	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans(3)(5)	LIBOR + 6.000%, 1.000% Floor	3/31/2020	8,771,899	8,879,253	8,771,899	(107,354)
Travelclick, Inc	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans(5)	LIBOR + 4.500%, 1.250% Floor	5/12/2021	14,890,348	14,741,445	14,834,509	93,065
Tribune Publishing Co.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans(4)(5)	LIBOR + 4.750%, 1.000% Floor	8/4/2021	9,750,000	9,672,000	9,737,813	65,813
TTM Technologies Inc.	High Tech Industries	Senior Secured First Lien Term loans(3)(5)	LIBOR + 5.000%, 1.000% Floor	5/7/2021	4,000,000	3,860,000	3,930,000	70,000
Visant Corporation	Consumer goods: Durable	Senior Secured First Lien Term loans(6)	LIBOR + 6.000%, 1.000% Floor	9/23/2021	14,925,000	14,626,500	14,377,700	(248,800)

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
YP LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans(5)	LIBOR + 6.750%, 1.250% Floor	6/4/2018	4,043,478	4,073,804	4,046,756	(27,049)
YRC Worldwide Inc.	Transportation: Cargo	Senior Secured First Lien Term loans(4)(6)	LIBOR + 7.250%, 1.000% Floor	2/13/2019	9,887,375	9,875,124	9,541,317	(333,807)

						$236,785,234	$229,511,158	(7,274,076)
Total accrued interest income, net of expenses								313,647

Total unrealized depreciation on total return swap								$(6,960,429)

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The referenced asset or portion thereof is unsettled as of June 30, 2015.
(4)	The investment is not a qualifying asset under the 1940 Act, as amended.
(5)	The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at June 30, 2015 was 0.19%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.
(6)	The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at June 30, 2015 was 0.28%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.
(7)	The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at June 30, 2015 was 0.45%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at June 30, 2015, the prevailing rate in effect at June 30, 2015 was the base rate plus the LIBOR floor.

The following is a summary of the TRS reference assets as of December 31, 2014:

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
Answers Corporation	Services: Consumer	Senior Secured First Lien Term loans	LIBOR + 5.250%, 1.00% Floor	10/1/2021	15,000,000	$14,475,000	$14,212,500	$(262,500)
ANVC Merger Corp.	High Tech Industries	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.00% Floor	2/18/2021	4,962,500	4,912,875	4,863,250	(49,625)
AP Gaming I, LLC	Hotel, Gaming & Leisure	Senior Secured Second Lien Term loans	LIBOR + 8.250%, 1.000% Floor	12/18/2020	6,699,375	6,498,394	6,665,878	167,484
Asurion Corporation	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term loans	LIBOR + 3.750%, 1.25% Floor	5/24/2019	9,897,301	9,896,070	9,754,186	(141,884)
Atkore International, Inc.	Metals & Mining	Senior Secured Second Lien Term loans	LIBOR + 6.750%, 1.00% Floor	10/9/2021	10,000,000	10,032,500	9,750,000	(282,500)
Bowlmor AMF Corporation	Services: Consumer	Senior Secured First Lien Term loans	LIBOR + 6.250%, 1.00% Floor	9/18/2021	9,000,000	8,865,000	8,820,000	(45,000)
Collective Brands Finance Inc.	Retail	Senior Secured First Lien Term loans	LIBOR + 4.000%, 1.00% Floor	3/11/2021	5,970,000	5,947,613	5,432,700	(514,913)
Encompass Digital Media, Inc.	Telecommunications	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.000% Floor	6/6/2021	4,987,500	4,962,563	4,943,859	(18,704)
Fieldwood Energy LLC	Energy: Oil & Gas	Senior Secured First Lien Term loans	LIBOR + 7.125%, 1.250% Floor	9/30/2020	4,246,305	4,317,500	3,075,557	(1,241,943)

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
Flexera Software, Inc.	High Tech Industries	Senior Secured Second Lien Term loans	LIBOR + 7.000%, 1.000% Floor	4/2/2021	2,250,000	2,266,875	2,183,667	(83,208)
Genex Services, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.000% Floor	5/21/2021	1,995,000	1,985,025	1,977,544	(7,481)
Hudson Products Holdings, Inc.	Capital Equipment	Senior Secured First Lien Term loans	LIBOR + 4.000%, 1.000% Floor	3/15/2019	1,975,000	1,965,125	1,897,639	(67,486)
Iqor US, Inc.	Services: Business	Senior Secured First Lien Term loans	LIBOR + 5.000%, 1.000% Floor	4/1/2021	7,746,032	7,591,111	7,126,349	(464,762)
Isola USA	Capital Equipment	Senior Secured First Lien Term loans	LIBOR + 8.250%, 1.000% Floor	11/23/2018	3,925,000	3,866,125	3,962,768	96,643
Livingston International, Inc.	High Tech Industries	Senior Secured Second Lien Term loans	LIBOR + 7.750%, 1.250% Floor(1)(3)	4/16/2020	1,954,783	1,969,443	1,879,187	(90,256)
Maxim Crane Works LP	Capital Equipment	Senior Secured Second Lien Term loans	LIBOR + 9.250%, 1.000% Floor	11/26/2018	3,500,000	3,567,500	3,517,500	(50,000)
Mohegan Tribal Gaming	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.000% Floor	11/19/2019	1,985,000	1,965,150	1,903,833	(61,317)
Nine West Holdings, Inc.	Consumer goods: Non-durable	Senior Secured First Lien Term loans	LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,985,000	5,970,038	5,588,494	(381,544)
Packaging Coordinators, Inc.	Containers, Packaging & Glass	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.000% Floor	8/1/2021	5,000,000	4,950,000	4,812,500	(137,500)
Pharmed Group Corporation	Healthcare & Pharmaceuticals	Senior Secured First Lien Term loans	LIBOR + 3.250%, 1.000% Floor	1/28/2021	485,000	482,575	468,834	(13,741)
Pharmed Group Corporation	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term loans	LIBOR + 6.750%, 1.000% Floor	1/28/2022	5,000,000	4,975,000	4,937,500	(37,500)
Polymer Group, Inc.	Chemicals, Plastics & Rubber	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.000% Floor	12/19/2019	3,979,360	3,974,397	3,914,695	(59,702)
Preferred Sands Holding Company, LLC	Construction & Building	Senior Secured First Lien Term loans	LIBOR + 5.750%, 1.000% Floor	7/31/2020	7,000,000	6,930,000	5,775,000	(1,155,000)
Sungard Availability Services Capital, Inc.	Services: Business	Senior Secured First Lien Term loans	LIBOR + 5.000%, 1.000% Floor	3/31/2019	11,940,000	11,887,763	10,578,840	(1,308,923)
Tensar Corp.	Capital Equipment	Senior Secured First Lien Term loans	LIBOR + 4.750%, 1.000% Floor	7/9/2021	12,000,000	11,880,000	10,740,000	(1,140,000)
Thomson Multimedia	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans	LIBOR + 6.000%, 1.000% Floor	3/31/2020	5,970,000	6,073,281	5,902,838	(170,443)
TravelCLICK, Inc.	Hotel, Gaming & Leisure	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.250% Floor	5/12/2021	14,963,449	14,813,815	14,738,998	(74,817)
Tribune Publishing Co.	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans	LIBOR + 4.750%, 1.000% Floor	8/4/2021	10,000,000	9,920,000	9,850,000	(70,000)

Company(1)	Industry(4)	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
Viking Acquisition, Inc.	Automotive	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.250% Floor	11/5/2016	3,660,571	3,665,146	3,613,276	(51,870)
Visant Corporation	Consumer goods: Durable	Senior Secured First Lien Term loans	LIBOR + 6.000%, 1.000% Floor	9/23/2021	15,000,000	14,700,000	14,550,000	(150,000)
YP, LLC	Media: Advertising, Printing & Publishing	Senior Secured First Lien Term loans	LIBOR + 6.750%, 1.250% Floor	6/4/2018	4,260,870	4,292,826	4,268,709	(24,117)
YRC Worldwide, Inc.	Transportation: Cargo	Senior Secured First Lien Term loans	LIBOR + 7.000%, 1.000% Floor	2/13/2019	9,937,437	9,925,124	9,831,902	(93,222)

						$209,523,834	$201,538,003	$(7,985,831)
Total accrued interest income, net of expenses								334,234

Total unrealized depreciation on total return swap								$(7,651,597)

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The investment is not a qualifying asset under the 1940 Act, as amended.
(4)	The December 31, 2014 industry classifications have been modified to conform with the June 30, 2015 industry classifications.

Note 6. Borrowings

As a BDC, the Company is only allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.

The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s margin borrowings are estimated based upon market interest rates for its own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The Company’s debt obligation is recorded at its carrying value, which approximates fair value. As of June 30, 2015 and December 31, 2014, Alpine’s borrowings under the Alpine Credit Facility totaled $185,500,000 and $121,500,000, respectively, and was recorded as part of revolving credit facility payable on the consolidated statements of assets and liabilities.

ING Credit Facility

On November 24, 2014, the Company amended its existing senior secured syndicated revolving credit facility (the “ING Credit Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility matures on December 4, 2017 and is secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among the Company, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.

The ING Credit Facility allows for the Company, at its option, to borrow money at a rate of either (i) an alternate base rate plus 1.75% per annum or (ii) LIBOR plus 2.75% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1%. As of June 30, 2015 and December 31, 2014, the commitment under the

ING Credit Facility was $170,000,000 and $150,000,000, respectively, and the ING Credit Facility includes an accordion feature that allows for potential future expansion of the ING Credit Facility up to a total of $500,000,000. Availability of loans under the ING Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

The Company is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee is (i) 0.50% for the initial six month period commencing on the closing date and (ii) thereafter, 1% of the aggregate unused commitments if the used portion of the aggregate commitments is less than or equal to 35% of the aggregate commitments, or 0.50% if the used portion of the aggregate commitments is greater than 35% of the aggregate commitments. The ING Credit Facility provides that the Company may use the proceeds of the facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.

Borrowings under the Revolving Credit Agreement are subject to, among other things, a minimum borrowing base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Agreement. The ING Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for the Revolving Credit Agreement also include default provisions, such as the failure to make timely payments under the Revolving Credit Agreement, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Agreement, which, if not complied with, could accelerate repayment under the Revolving Credit Agreement, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

In connection with the security interest established under the Security Agreement, the Company, ING Capital LLC, in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as the Company’s custodian, entered into a Control Agreement dated as of December 4, 2013 (the “Control Agreement”), in order to, among other things, perfect the security interest granted pursuant to the Security Agreement in, and provide for control over, the related collateral.

As of June 30, 2015 and December 31, 2014, the carrying amount of the Company’s borrowings under the ING Credit Facility approximated their fair value. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the ING Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. At June 30, 2015 and December 31, 2014, the ING Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of June 30, 2015 and December 31, 2014, $1,182,853 and $1,992,919 of financing costs related to the ING Credit Facility have been capitalized and are being amortized over the respective terms, respectively. For the three and six months ended June 30, 2015, the Company recorded $1,017,828 and $1,988,612, respectively, of interest and financing expenses related to the ING Credit Facility, of which $859,624 and $1,638,896 was attributable to interest and $158,204 and $349,716 was attributable to amortization of deferred financing costs, respectively. For the three and six months ended June 30, 2014, the Company recorded $506,299 and $669,700, respectively, of interest and financing expenses related to the ING Credit Facility, of which $355,311 and $401,654 was attributable to interest and $150,988 and $268,046 was attributable to amortization of deferred financing costs, respectively. As of June 30, 2015 and December 31, 2014, the Company’s outstanding borrowings under the ING Credit Facility were $135,000,000 and $115,000,000, respectively. For the three and six months ended June 30, 2015, the Company’s weighted average outstanding debt balance and interest rate on the ING Credit Facility was $96,263,736 and 3.2% and $93,287,293 and 3.2%, respectively. For the three and six months ended June 30, 2014, the Company’s weighted average outstanding debt balance and interest rate on the ING Credit Facility was $51,250,000 and 2.8% and $33,857,143 and 2.4%, respectively.

Alpine Credit Facility

On July 23, 2014, the Company’s newly-formed, wholly-owned, special purpose financing subsidiary, Alpine, entered into a revolving credit facility (the “Alpine Credit Facility”) pursuant to a Loan Agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors LLC, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

The Alpine Credit Facility provides for borrowings in an aggregate principal amount up to $300,000,000 on a committed basis. Borrowings under the Alpine Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on July 23, 2019.

Pricing under the Alpine Credit Facility for each one month calculation period is based on the London Interbank Offered Rate (“LIBOR”) for an interest period of one month, plus a spread of 3.25% per annum. If LIBOR is unavailable, pricing will be determined at the prime rate offered by JPMorgan or the federal funds effective rate, plus a spread of 3.25% per annum. Interest is payable monthly in arrears. Beginning February 23, 2015, Alpine is required to pay a commitment fee equal to .50% on the average daily unused amount of the financing commitments to the extent $150,000,000 has not been borrowed. Alpine also paid a set-up fee and incurred certain other customary costs and expenses in connection with obtaining the Alpine Credit Facility on July 23, 2014, and its first amendment which increased the aggregate principal amount from $150,000,000 to $300,000,000 on February 6, 2015.

Borrowings of Alpine will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, as amended, applicable to business development companies.

Pursuant to a Sale and Contribution Agreement entered into between the Company and Alpine (the “Sale Agreement”) in connection with the Alpine Credit Facility, the Company may sell loans or contribute cash or loans to Alpine from time to time and will retain a residual interest in any assets contributed through its ownership of Alpine or will receive fair market value for any assets sold to Alpine. In certain circumstances the Company may be required to repurchase certain loans sold to Alpine. In addition to the acquisition of loans pursuant to the Sale Agreement, Alpine may purchase additional assets from various sources. Alpine has appointed SIC Advisors LLC to manage its portfolio of assets pursuant to the terms of a Portfolio Management Agreement between SIC Advisors LLC and Alpine.

As of June 30, 2015 and December 31, 2014, the carrying amount of the Company’s borrowings under the Alpine Credit Facility approximated the fair value of the Company’s debt obligation. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the Alpine Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. At June 30, 2015 and December 31, 2014, the Alpine Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of June 30, 2015 and December 31, 2014, $2,216,208 and $1,050,000 of financing costs related to the Alpine Credit Facility has been capitalized and is being amortized over the respective terms, respectively. For the three and six months ended June 30, 2015, the Company recorded $1,439,781 and $2,579,825 of interest and financing expenses related to the Alpine Credit Facility, of which $1,265,467 and $2,318,826 was attributable to interest and $174,314 and $260,999 was attributable to amortization of deferred financing costs. As of June 30, 2015 and December 31, 2014, the Company’s outstanding borrowing under the Alpine Credit Facility was $185,500,000 and $121,500,000, respectively. For the three and six months ended June 30, 2015, the Company’s weighted average outstanding debt balance and interest rate on the Alpine Credit Facility was $144,822,260 and 3.5% and $133,225,556 and 3.5%, respectively.

Note 7. Agreements

Investment Advisory Agreement

On April 15, 2012, the Company entered into an investment advisory agreement (“IAA”) with SIC Advisors to manage the Company’s investment activities. The IAA became effective as of April 17, 2012, the date that the Company met its minimum offering requirement. Pursuant to the 1940 Act, the initial term of the IAA was for two years from its effective date, with one-year renewals subject to approval by the Company’s board of directors, a majority of whom must be independent directors. On March 12, 2014, the Company’s board of directors approved the renewal of the IAA for an additional one-year term at an in-person meeting. Pursuant to the IAA, SIC Advisors implements the Company’s business strategy on a day-to-day basis and performs certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the IAA, the Company has agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. For the first quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter are appropriately prorated. For the three and six months ended June 30, 2015, the Company recorded an expense for base management fees of $4,243,146 and $7,963,543, respectively, of which $4,243,147 was payable at June 30, 2015. For the three and six months ended June 30, 2014, the Company recorded an expense for base management fees of $1,768,047 and $2,910,818, respectively, of which $3,271,387 was payable at December 31, 2014.

The incentive fee consists of the following two parts:

An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter (the “Preferred Quarterly Return”). All pre-incentive fee net investment income, if any, that exceeds the Preferred Quarterly Return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its Subordinated Incentive Fee on Income as the “Catch Up”. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the Subordinated Incentive Fee on Income shall equal 20% of the amount of pre-incentive fee net investment income, because the Preferred Quarterly Return and Catch Up will have been achieved. There is no incentive fee on net investment income earned on the TRS.

For the three and six months ended June 30, 2015, the Company recorded an incentive fee on net income of $2,122,395 and $2,392,892, respectively. For the three and six months ended June 30, 2014, the Company recorded an incentive fee of $326,458 and $438,949, respectively. As of June 30, 2015 and December 31, 2014, the Company recorded an incentive fee on net income payable of $2,122,395 and $0, respectively.

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. The incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.

Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the IAA. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

For the three and six months ended June 30, 2015, the Company recorded a capital gains incentive fee of $0 and $0, respectively. For the three and six months ended June 30, 2014, the Company recorded a capital gains incentive fee of $0 and $0, respectively. As of June 30, 2015 and December 31, 2014, the Company recorded a capital gains incentive fee payable of $0 and $0, respectively.

Prior to June 2, 2014, SIC Advisors bore all organizational and offering expenses, as defined in the IAA, on behalf of the Company until the Company’s gross proceeds in connection with the sale of its common stock exceeded $300,000,000. Beginning June 2, 2014, the Company is responsible for all ongoing organization and offering expenses.

Pursuant to the terms of the IAA, the Company has agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors (“O&O Reimbursable Expenses”) prior to June 2, 2014 not to exceed 1.25% of the gross subscriptions raised by the Company over the course of the offering period, which is currently scheduled to terminate April 17, 2016, unless further extended.

In the event that other organizational and offering expenses exceed 5.25% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering or other organizational and offering expenses, together with selling commissions, dealer manager fees and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering, then SIC Advisors shall be required to pay without reimbursement from the Company, or, if already paid by the Company, reimburse the Company, for amounts exceeding such 5.25% and 15% limit, as appropriate.

SIC Advisors has been fully reimbursed for all O&O Reimbursable Expenses from inception to date as of February of 2015, which totaled $5,602,303. For the three and six months ended June 30, 2015, SIC Advisors did not incur any O&O Reimbursable Expenses. For the three and six months ended June 30, 2014, SIC Advisors incurred O&O Reimbursable Expenses of $473,662 and $1,551,110, respectively. For the three and six months ended June 30, 2015, the Company reimbursed SIC Advisors $0 and $517,486, respectively. For the three and six months ended June 30, 2014, the Company reimbursed SIC Advisors $1,123,416 and $2,113,905, respectively. As of June 30, 2015 and December 31, 2014, $0 and $54,753 have been accrued related to O&O Expenses to be reimbursed to SIC Advisors and are reflected in the consolidated statements of assets and liabilities as a component of due to affiliate, respectively.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. On February 28, 2013, Medley Capital LLC entered into a Sub-Administration Agreement with State Street Bank Global Fund Accounting and Custody to perform certain financial, accounting, administrative and other services on behalf of the Company. On March 12, 2014, the Company’s board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors. For the three and six months ended June 30, 2015, the Company recorded an expense of $538,692 and $1,094,441, relating to administrator expenses. For the three and six months ended June 30, 2014, the Company recorded an expense of $272,579 and $500,795, relating to administrator expenses. As of June 30, 2015 and December 31, 2014, the Company had $538,692 and $450,058 in administrator expenses payable, respectively.

Expense Support and Reimbursement Agreement

On June 29, 2012, the Company entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s stockholders in each month, less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month shall be equal to such amount necessary in order for Available Operating Funds for the month to equal zero. The terms of the Expense Support Agreement commenced as of the date that the Company’s registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Most recently, on June 2, 2015, the Company’s board of directors approved an extension of the Expense Support Agreement through December 31, 2015.

Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if, and only to the extent that, during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of the Company’s net investment income, the Company’s net capital gains and the amount of any dividends and other distributions paid to the Company from its portfolio companies, to the extent not included in net investment income or net capital gains for tax purposes, exceeds the distributions paid by the Company to stockholders. The purpose of the Expense Support Agreement is to avoid such distributions being characterized as returns of capital for GAAP purposes, to the extent possible, and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter in which the Company received net investment income, net capital gains and dividends from its portfolio companies in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of its regular cash distributions to the Company’s stockholders is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

For the three and six months ended June 30, 2015, the Company recorded net Expense Support Reimbursements of $1,941,494 and $3,935,012, respectively, on the consolidated statements of operations and gross Expense Support Reimbursements. For the three and six months ended June 30, 2014, the Company recorded net Expense Support Reimbursements of $2,143,066 and $3,456,536, respectively, on the consolidated statements of operations and gross Expense Support Reimbursements. Repayments of amounts paid by SIC Advisors to the Company under the Expense Support Agreement will be accrued as they become probable and estimable. The Company may only remit payment to SIC Advisors for Expense Support Reimbursements to the extent that the Company’s excess net income eligible for reimbursement (i) does not cause the Operating Expense Ratio to exceed such ratio in effect at the time that the original Expense Payment Obligation was incurred, and (ii) to the extent that the current Annualized Distribution Rate is not below such rate in effect at the time that the original Expense Payment Obligation was incurred. The Company refers to Expense Support Reimbursements that are eligible for reimbursement to SIC Advisors by virtue of having satisfied the conditions described above as a “Crystalized Reimbursement.” For the three and six months ended June 30, 2015, the Company recorded $206,968 of Crystalized Reimbursement which is included in Due to Affiliate of the Consolidated Statement of Assets and Liabilities. For the three and six months ended June 30, 2014 the Company did not record any Crystalized Reimbursement. As of June 30, 2015 and December 31, 2014 the total amounts eligible for reimbursement of the Company to SIC Advisors was $14,268,843 and $10,540,799, respectively.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio (1)	Annualized Distribution Rate (2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	35,028	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	—	1.00%	7.84%	June 30, 2016
September 30, 2013	1,262,848	—	0.83%	7.84%	September 30, 2016
December 31, 2013	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014	1,313,470	—	0.45%	7.80%	March 31, 2017
June 30, 2014	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014	1,585,471	—	0.47%	8.00%	December 31, 2017
March 31, 2015	1,993,518	—	0.43%	8.00%	March 31, 2018
June 30, 2015	2,148,462	—	0.64%	8.00%	June 30, 2018

(1)

“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by the Company’s Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.

(2)

“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

Note 8. Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On March 31, 2012, SIC Advisors entered into a subscription agreement to purchase 1,108,033.24 shares of common stock for cash consideration of $10,000,000. The purchase was made on April 17, 2012. The consideration represents $9.025 per share.

Due from affiliate relates to amounts due from SIC Advisors pursuant to the Expense Support Agreement as discussed in Note 7.

Due to affiliate relates to reimbursements of organizational and offering expenses pursuant to the IAA paid to SIC Advisors as discussed in Note 7.

An affiliate of the Company’s dealer manager has an ownership interest in SIC Advisors.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients or affiliated funds. As a BDC, the Company was substantially limited in its ability to co-invest in privately negotiated transactions with affiliated funds until it obtained an exemptive order from the SEC on November 25, 2013 (the “Exemptive Order”). The Exemptive Order permits the Company to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley LLC, the parent company of SIC Advisors, or an investment adviser controlled by Medley LLC, in a manner consistent with its investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Company’s board of directors determines that it would be advantageous for the Company to co-invest in a manner described in the Exemptive Order. Before receiving the Exemptive Order, the Company only participated in co-investments that were allowed under existing regulatory guidance, such as syndicated loan transactions where price was the only negotiated term, which limited the types of investments that the Company could make. Please refer to footnote 4 to the consolidated schedule of investments as of June 30, 2015 and December 31, 2014 for disclosures regarding securities also held by affiliated funds.

Note 9. Directors Fees

Prior to April 1, 2015, the Company’s independent directors each received an annual retainer fee of $30,000 and further received a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, prior to April 1, 2015, the chairman of the audit committee received an annual retainer of $10,000, while the chairman of any other committee received an annual retainer of $2,500. Effective April 1, 2015, the Company’s independent directors each receive an annual retainer of $50,000 and further receive a fee of $4,000 ($2,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $2,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, effective April 1, 2015, the chairman of the audit committee receives an annual retainer of $15,000 , while the chairman of any other committee receives an annual retainer of $5,000. For the three and six months ended June 30, 2015, the Company recorded directors’ fees expenses of $62,500 and $109,625, respectively, and were recorded on the consolidated statements of operations in general and administrative expenses. As of June 30, 2015 and December 31, 2014, the Company recorded $0 on the consolidated statements of assets and liabilities in accounts payable and accrued expenses. For the three and six months ended June 30, 2014, the Company recorded directors’ fees expenses of $41,646 and $82,835, respectively, of which $0 was payable at December 31, 2014.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and six months ended June 30:

	For the three months ended June 30,		For the six months ended June 30,
	2015	2014	2015	2014
Net increase/(decrease) in net assets from operations	$11,569,366	$7,235,329	$23,567,246	$11,682,877
Weighted average common shares outstanding	67,418,067	29,185,996	62,912,383	24,802,153
Earnings per common share-basic and diluted	$0.17	$0.25	$0.37	$0.47

Note 11. Commitments

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2015 and December 31, 2014 the Company had $18,254,641 and $12,625,200 unfunded commitments under loan and financing agreements.

	As of
	June 30, 2015	December 31, 2014
Alpha Media LLC	$3,750,000	$—
AM3 Pinnacle Corporation	—	144,424
Black Angus Steakhouses LLC	4,464,286	—
DHISCO Electronic Distributions, Inc.	1,904,762	1,904,762
Nation Safe Drivers Holdings, Inc.	—	2,440,421
Oxford Mining Company, LLC	8,135,593	8,135,593

Total	$18,254,641	$12,625,200

Note 12. Other Fee Income

Fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, transaction break-up fee and other miscellaneous fees. Origination fees, prepayment fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income. The following tables summarize the Company’s other fee income for the three and six months ended June 30:

	For the three months ended June 30,		For the six months ended June 30,
	2015	2014	2015	2014
Origination fee	$3,514,112	$507,699	$4,796,567	$1,177,388
Prepayment fee	926,105	115,000	926,105	265,000
Amendment fee	513,525	25,107	548,958	32,163
Administrative agent fee	11,471	4,315	12,838	8,678
Other fees	55,217	1,607	63,036	5,149

Fee income	$5,020,430	$653,728	$6,347,504	$1,488,378

Note 13. Distributions and Share Repurchase Plan Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which the Company’s common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. As a result, if the Company declares a cash dividend or other distribution, each stockholder that has “opted in” to the Company’s reinvestment plan will have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. For the six months ended June 30, 2015, the Company distributed a total of $25,374,463, of which, $13,283,301 was in cash and $12,091,162 was in the form of common shares associated with the DRIP. For the six months ended June 30, 2014, the Company distributed a total of $10,192,078, of which, $5,641,826, was in cash and $4,550,252 was in the form of common shares associated with the DRIP.

The following table reflects the cash distributions per share that the Company declared or paid to its stockholders since it commenced operations in April 2012. Stockholders of record as of each respective record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
July 13 and 31, 2012	August 1, 2012	$0.03333
August 15 and 31, 2012	September 4, 2012	0.03333
September 14 and 28, 2012	October 1, 2012	0.03333
October 15 and 30, 2012	October 31, 2012	0.03333
November 15 and 29, 2012	November 30, 2012	0.03333
December 14 and 28, 2012	December 31, 2012	0.03333
January 15 and 31, 2013	January 31, 2013	0.03333
February 15 and 28, 2013	February 28, 2013	0.03333
March 15 and 29, 2013	March 29, 2013	0.03333
April 15 and 30, 2013	April 30, 2013	0.03333
May 15 and 31, 2013	May 31, 2013	0.03333
June 14 and 28, 2013	June 28, 2013	0.03333
July 15 and 31, 2013	July 31, 2013	0.03333
August 15 and 30, 2013	August 30, 2013	0.03333
September 13 and 30, 2013	September 30, 2013	0.03333
October 15 and 31, 2013	October 31, 2013	0.03333
November 15 and 29, 2013	November 29, 2013	0.03333
December 13 and 31, 2013	December 31, 2013	0.03333
January 15 and 31, 2014	January 31, 2014	0.03333
February 14 and 28, 2014	February 28, 2014	0.03333
March 14 and 31, 2014	March 31, 2014	0.03333
April 15 and 30, 2014	April 30, 2014	0.03333
May 15 and 30, 2014	May 30, 2014	0.03333
June 13 and 30, 2014	June 30, 2014	0.03333
July 15 and 31, 2014	July 31, 2014	0.03333
August 15 and 29, 2014	August 29, 2014	0.03333
September 15 and 30, 2014	September 30, 2014	0.03333
October 15 and 31, 2014	October 31, 2014	0.03333
November 14 and 28, 2014	November 28, 2014	0.03333
December 15 and 31, 2014	December 31, 2014	0.03333
January 15 and 30, 2015	January 30, 2015	0.03333
February 13 and 27, 2015	February 27, 2015	0.03333
March 13 and 31, 2015	March 31, 2015	0.03333
April 15 and 30, 2015	April 30, 2015	0.03333
May 15 and 29, 2015	May 29, 2015	0.03333
June 15 and 30, 2015	June 30, 2015	0.03333
July 15 and 31, 2015	July 31, 2015	0.03333
August 14 and 31, 2015	August 31, 2015	0.03333
September 15 and 30, 2015	September 30, 2015	0.03333

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

The Company’s previous distributions to stockholders were funded from temporary Expense Support Reimbursements that are subject to repayment to SIC Advisors. These distributions were not based on the Company’s investment performance and may not continue in the future. If SIC Advisors had not agreed to make

Expense Support Reimbursements, these distributions would have come from paid-in-capital. The reimbursement of these payments owed to SIC Advisors will reduce the future distributions to which stockholders would otherwise be entitled.

The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year.

Share Repurchase Program

In June 2013, the Company commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases, of up to 2.5% of the weighted average number of outstanding shares in any 3-month period or 10% of the weighted average number of outstanding shares in any 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed net asset value per share of the Company’s common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless the Company’s board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan.

The following table reflects activity under the Company’s Share Repurchase Plan:

Offer Date	Quantity Offered	Price per Share	Repurchase Date	Repurchase Quantity
6/4/13	16,652	$9.18	—	—
8/8/13	32,627	$9.13	9/27/13	3,642
11/7/13	60,966	$9.14	12/19/13	5,826
3/12/14	120,816	$9.18	4/25/14	9,835
5/6/14	199,476	$9.20	6/13/14	17,777
8/5/14	294,068	$9.25	9/12/14	35,887
11/5/14	411,894	$9.22	12/24/14	411,894
3/4/15	535,571	$8.97	4/24/15	68,472
5/6/15	620,420	$8.98	6/24/15	90,916
8/5/15	726,034	$8.96	N/A	N/A

In the event of the death or disability of a stockholder, the Company will repurchase the shares held by such stockholder at a price equal to the net asset value per share of our shares as disclosed in the periodic report we file with the SEC immediately following the date of the death or disability of such stockholder. During the three and six months ended June 30, 2015, the Company repurchased 0 and 28,458, respectively, due to death. During the three and six months ended June 30, 2014, the Company repurchased 0 and 3,000 shares, respectively, due to death.

Note 14. Financial Highlights

The following is a schedule of financial highlights of the Company for the six months ended June 30:

	2015	2014	2013
Per Share Data:(1)
Net asset value at beginning of period	$8.97	$9.18	$8.96
Net investment income/(loss)	0.33	0.25	0.40
Net realized gains/(losses) on investments and total return swap	0.08	0.16	0.03
Net unrealized appreciation/(depreciation) on investments and total return swap	(0.02)	0.06	0.14

Net increase/(decrease) in net assets	0.39	0.47	0.57
Distributions declared from net investment income(2)	(0.40)	(0.24)	(0.37)
Distributions from net realized capital gains	—	(0.16)	(0.03)

Total distributions to stockholders	(0.40)	(0.40)	(0.40)
Issuance of common stock above net asset value(3)	—	—	—
Net asset value at end of period	8.96	9.25	9.13
Total return based on net asset value(4)(5)	4.41%	5.20%	6.36%
Portfolio turnover rate(6)	9.36%	34.10%	32.06%
Shares outstanding at end of period	71,353,239	34,455,001	5,939,363
Net assets at end of period	639,024,134	318,696,039	54,211,809
Ratio/Supplemental Data (annualized):
Ratio of net investment income/(loss) to average net assets(5)	7.04%	5.57%	10.22%
Ratio of net expenses (including incentive fees) to average net assets(5)	5.79%	4.60%	4.87%
Ratio of incentive fees to average net assets	0.80%	0.39%	0.19%
Supplemental Data (annualized):
Asset coverage ratio per unit(7)	$2,328	$2,799	$3,347
Percentage of non-recurring fee income(8)	16.54%	12.95%	4.07%
Ratio of operating expenses to average net assets	4.99%	4.21%	6.26%
Ratio of interest and financing related expenses to average net assets	1.33%	0.60%	0.36%

(1)

The per share data was derived by using the weighted average shares outstanding during the six months ended June 30, 2015, 2014, and 2013, which were 62,912,383, 24,802,153, and 4,193,642, respectively.

(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)

Shares issued under the DRIP (see Note 13) as well as the continuous issuance of shares of common stock may cause on incremental increase/decrease in net asset value per share due to the effect of issuing shares at amounts that differ from the prevailing net asset value at each issuance.

(4)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge.
(5)

Total returns, ratios of net investment income/(loss), and ratios of net expenses to average net assets for the six months ended June 30, 2015, 2014, and 2013, prior to the effect of the Expense Support and Reimbursement Agreement were as follows: total return 3.77%, 4.48%, and (5.92%) and ratio of net investment income/(loss): 5.75%, 2.51%, and (38.99%) and ratio of net expenses to average net assets: 7.15%, 7.74%, and 49.75%, respectively.

(6)	Not annualized.
(7)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of Senior Securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. As of June 30, 2015, 2014, and 2013, the Company’s Asset Coverage Per Unit including unfunded commitments was $2,243, $2,729, and $3,347, respectively.

(8)	Represents the impact of non-recurring fees over total investment income.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three and six months ended June 30, 2015, except as disclosed below.

The Company issued common shares and received gross proceeds of approximately $27.6 million subsequent to June 30, 2015.

On August 5, 2015, Sierra Senior Loan Strategy JV I LLC closed on a $100 million 7-year senior secured credit facility.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2014, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Sierra Income Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Sierra Income Corporation (the Company), including the consolidated schedules of investments, as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014 by correspondence with the custodian, directly with counterparties and management of the portfolio companies and debt agents or by other appropriate auditing procedures where replies were not received, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sierra Income Corporation at December 31, 2014 and 2013, and the consolidated results of its operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York

March 5, 2015

Sierra Income Corporation

Consolidated Statements of Assets and Liabilities

	As of
	December 31, 2014	December 31, 2013
ASSETS
Non-controlled/non-affiliated investments, at fair value (amortized cost of $620,968,517 and $137,332,276, respectively)	$616,915,093	$137,801,537
Cash and cash equivalents	65,749,154	34,939,948
Cash collateral on total return swap (Note 5)	56,877,928	6,706,159
Due from affiliate (Note 7)	6,995,930	2,592,989
Interest receivable	5,213,605	1,989,128
Deferred financing costs	2,675,682	1,150,139
Receivable due on total return swap (Note 5)	1,095,582	155,317
Unsettled trades receivable	424,641	496,250
Prepaid expenses and other assets	118,017	23,975
Unrealized appreciation on total return swap (Note 5)	—	351,396

Total assets	$756,065,632	$186,206,838

LIABILITIES
Revolving credit facilities payable	$236,500,000	$16,000,000
Unsettled trades payable	16,935,000	15,492,500
Unrealized depreciation on total return swap (Note 5)	7,651,597	—
Management fee payable	3,271,387	814,655
Accounts payable and accrued expenses	2,427,843	495,893
Due to affiliate (Note 7)	1,574,737	33,311
Interest payable	648,497	33,055
Administrator fees payable	450,058	152,162
Deferred tax liability	86,600	—
Provisional Incentive fee expenses	—	182,989

Total liabilities	$269,545,719	$33,204,565

Commitments (Note 11)
NET ASSETS
Common stock, par value $.001 per share, 250,000,000 common shares authorized, 54,260,324 and 16,663,500 common shares issued and outstanding, respectively	$54,260	$16,664
Capital in excess of par value	494,060,576	152,552,912
Accumulated net realized gain/(loss) (distribution in excess of net realized gain/(loss)) from investments and total return swap	(5,408,243)	(138,783)
Accumulated undistributed/(distributions in excess) net investment income	9,518,341	(249,177)
Net unrealized appreciation/(depreciation) on investments and total return swap	(11,705,021)	820,657

Total net assets	486,519,913	153,002,273

Total liabilities and net assets	$756,065,632	$186,206,838

NET ASSET VALUE PER SHARE	$8.97	$9.18

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Operations

	For the year ended December 31,
	2014	2013	2012
INVESTMENT INCOME
Interest from non-controlled/non-affiliated investments	$31,064,590	$7,386,120	$1,224,165
Other fee income	7,943,860	619,861	6,750
Paid-in-kind interest income	382,780	580	3,911
Interest from cash	225	441	290

Total investment income	39,391,455	8,007,002	1,235,116

EXPENSES
Base management fee	8,976,657	1,906,386	319,530
Organizational and offering costs reimbursed to SIC Advisors (Note 7)	4,640,250	1,761,943	328,132
Interest and financing expenses	3,138,389	215,059	47,529
General and administrative expenses	2,786,629	701,778	362,616
Offering costs	2,355,985	—	—
Professional fees	1,698,537	956,114	630,021
Administrator expenses	1,300,971	592,585	375,677
Directors fees	174,600	154,084	146,861
Insurance expenses	158,735	131,770	—
Incentive fee	(183,617)	182,989	628

Total gross expenses	25,047,136	6,602,708	2,210,994
Net expense support reimbursement (Note 7)	(5,222,096)	(3,939,251)	(1,465,910)

Net expenses	19,825,040	2,663,457	745,084

NET INVESTMENT INCOME	19,566,415	5,343,545	490,032

Net realized gain/(loss) from investments	623,653	(57,893)	22,298
Net realized gain on total return swap (Note 5)	6,387,860	155,317	—
Net change in unrealized appreciation/(depreciation) on investments	(4,522,685)	488,421	(19,160)
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	(8,002,993)	351,396	—

Net gain/(loss) on investments and total return swap	(5,514,165)	937,241	3,138

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,052,250	$6,280,786	$493,170

WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.40	$0.85	$0.48
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.55	$0.72	$0.48
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (Note 10)	35,425,825	7,426,660	1,031,621

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Changes in Net Assets

	For the year ended December 31,
	2014	2013	2012
INCREASE FROM OPERATIONS
Net investment income	$19,566,415	$5,343,545	$490,032
Net realized gain/(loss) on investments	623,653	(57,893)	22,298
Net realized gain on total return swap (Note 5)	6,387,860	155,317	—
Net change in unrealized appreciation/(depreciation) on investments	(4,522,685)	488,421	(19,160)
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	(8,002,993)	351,396	—

Net increase in net assets resulting from operations	14,052,250	6,280,786	493,170

SHAREHOLDER DISTRIBUTIONS
Distributions from return of capital	(6,719,353)	—	—
Distributions from net realized gains	(6,502,690)	—	(22,298)
Distributions from net investment income (Note 2)	(15,570,452)	(6,032,061)	(615,032)

Net decrease in net assets from shareholder distributions	(28,792,495)	(6,032,061)	(637,330)

COMMON SHARE TRANSACTIONS
Issuance of common shares, net of underwriting costs	339,513,689	130,100,012	20,766,142
Issuance of common shares pursuant to distribution reinvestment plan	13,160,550	2,117,061	—
Repurchase of common shares	(4,416,354)	(86,507)	—

Net increase in net assets resulting from common share transactions	348,257,885	132,130,566	20,766,142

Total increase in net assets	333,517,640	132,379,291	20,621,982
Net assets at beginning of year	153,002,273	20,622,982	1,000

Net assets at end of year (including distribution in excess of net investment income and accumulated undistributed net investment income/(loss) of $9,518,341, $(249,177) and $203,132, respectively)	$486,519,913	$153,002,273	$20,622,982

Net asset value per common share	$8.97	$9.18	$8.96
Common shares outstanding, beginning of year	16,663,500	2,300,573	—
Issuance of common shares	36,646,905	14,141,784	2,300,573
Issuance of common shares pursuant to distribution reinvestment plan	1,428,312	230,611	—
Repurchase of common shares	(478,393)	(9,468)	—

Common shares outstanding, end of year	54,260,324	16,663,500	2,300,573

DIVIDENDS DECLARED PER COMMON SHARE	$0.80	$0.80	$0.40

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Statements of Cash Flows

	For the year ended December 31,
	2014	2013	2012
Cash flows from operating activities
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,052,250	$6,280,786	$493,170
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Paid-in-kind interest income	(382,780)	(580)	(3,911)
Net amortization of premium on investments	(259,197)	35,451	52,416
Amortization of deferred financing costs	(1,525,543)	(1,150,139)	—
Net realized (gain)/loss on investments	(623,653)	57,893	(22,298)
Net change in unrealized appreciation/(depreciation) on investments	4,522,685	(488,421)	19,160
Net change in unrealized appreciation/(depreciation) on total return swap (Note 5)	8,002,993	(351,396)	—
Purchases, originations and participations	(608,324,075)	(145,799,374)	(39,612,584)
Proceeds from sale of investments and principal repayments	125,953,464	38,973,705	8,987,006
(Increase)/decrease in operating assets:
Cash collateral on total return swap (Note 5)	(50,171,769)	(6,706,159)	—
Unsettled trades receivable	71,609	(496,250)	—
Due from affiliate	(4,402,941)	(1,778,175)	(814,814)
Interest receivable	(3,224,477)	(1,204,491)	(784,637)
Receivable due on total return swap (Note 5)	(940,265)	(155,317)	—
Prepaid expenses and other assets	(94,042)	(15,026)	(8,949)
Increase/(decrease) in operating liabilities:
Unsettled trades payable	1,442,500	15,492,500	—
Management fee payable	2,456,732	643,338	171,317
Accounts payable and accrued expenses	1,931,950	31,532	464,361
Provisional Incentive fee	(182,989)	182,361	628
Administrator fees payable	297,896	23,703	128,459
Interest payable	615,442	22,226	10,829
Directors fee	—	(40,081)	40,081
Deferred tax liability	86,600	—	—
Due to affiliate	1,541,426	(22,616)	55,927

NET CASH USED IN OPERATING ACTIVITIES	(509,156,184)	(96,464,530)	(30,823,839)

Cash flows from financing activities
Borrowings under revolving credit facility	321,500,000	16,000,000	—
Repayments of revolving credit facility	(101,000,000)	—	—
Borrowings under prime broker margin account	—	(17,345,794)	17,345,794
Proceeds from issuance of common stock, net of underwriting costs	339,513,689	130,100,012	20,685,944
Payment of cash dividends	(15,631,945)	(3,915,000)	(557,132)
Repurchase of common shares	(4,416,354)	(86,507)	—

NET CASH PROVIDED BY FINANCING ACTIVITIES	539,965,390	124,752,711	37,474,606

TOTAL INCREASE/(DECREASE) IN CASH	30,809,206	28,288,181	6,650,767
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	34,939,948	6,651,767	1,000

CASH AND CASH EQUIVALENTS AT END OF YEAR	$65,749,154	$34,939,948	$6,651,767

Supplemental Information
Cash paid during the year for interest	$2,522,947	$157,279	$47,529
Supplemental non-cash information
Paid-in-kind interest income	$382,780	$580	$3,911
Amortization of deferred financing costs	$1,525,543	$1,150,139	$—
Net amortization of premium on investments	$259,197	$(35,451)	$(52,416)
Issuance of common shares in connection with distribution reinvestment plan	$13,160,550	$2,117,061	$80,198

See accompanying notes to the consolidated financial statements.

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2014

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 126.8%
AAR Intermediate Holdings, LLC	Oil and Gas	Senior Secured First Lien Term Loans
		LIBOR + 12.000%, 1.000% Floor(3)(4)	6/30/2015	$1,006,234	$1,006,234	$997,872	0.2%
		Senior Secured First Lien Term Loans LIBOR + 12.000%, 1.000% Floor(3)(4)	3/30/2019	11,697,470	10,938,261	10,703,771	2.2%
		Warrants to purchase 1.98% of outstanding company equity(4)(5)	3/30/2019	790,778	790,778	598,870	0.1%

				13,494,482	12,735,273	12,300,513
ALG USA Holdings, Inc.	Leisure, Amusement,	Senior Secured Second Lien Term Loans
	Motion Pictures, and Entertainment	LIBOR + 9.000%, 1.250% Floor(6)	2/28/2020	2,000,000	1,967,491	2,011,269	0.4%

				2,000,000	1,967,491	2,011,269
Allen Edmonds Corp.	Retail Stores	Senior Secured Second Lien Term Loans
		LIBOR + 9.000%, 1.000% Floor(3)(4)	5/27/2019	7,000,000	7,000,000	7,070,000	1.5%

				7,000,000	7,000,000	7,070,000
AM3 Pinnacle Corporation	Telecommunications	Senior Secured First Lien Term Loans
		10.000%(4)(7)	10/22/2018	6,533,857	6,533,857	6,533,857	1.3%

				6,533,857	6,533,857	6,533,857
American Pacific Corp.	Chemicals, Plastics,	Senior Secured First Lien Term Loans
	and Rubber	LIBOR + 6.000%, 1.000% Floor(6)	2/27/2019	7,940,000	7,888,650	8,056,333	1.7%

				7,940,000	7,888,650	8,056,333
Anaren, Inc.	Aerospace and Defense	Senior Secured Second Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	8/18/2021	10,000,000	9,908,218	9,935,749	2.0%

				10,000,000	9,908,218	9,935,749
Ascensus, Inc.	Finance	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.000% Floor(6)	12/2/2020	4,000,000	3,948,926	4,000,000	0.8%

				4,000,000	3,948,926	4,000,000
Associated Asphalt Partners, LLC	Chemicals, Plastics,	Senior Secured First
	and Rubber	Lien Notes 8.500%(8)	2/15/2018	2,000,000	2,013,443	1,993,534	0.4%

				2,000,000	2,013,443	1,993,534
Asurion Corp.(9)	Insurance	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	3/3/2021	7,000,000	6,935,000	7,000,000	1.4%

				7,000,000	6,935,000	7,000,000

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
Atrium Innovations, Inc.(10)	Healthcare,	Senior Secured Second Lien Term Loans
	Education, and Childcare	LIBOR + 6.750%, 1.000% Floor(6)	8/13/2021	5,000,000	4,977,296	4,743,856	1.0%

				5,000,000	4,977,296	4,743,856
Bennu Oil & Gas, LLC	Oil and Gas	Senior Secured Second Lien Term Loans
		LIBOR + 7.500%, 1.250% Floor(6)	11/1/2018	5,525,389	5,520,837	4,570,180	0.9%

				5,525,389	5,520,837	4,570,180
Birch Communications, Inc.	Telecommunications	Senior Secured First Lien Term Loans
		LIBOR + 6.750%, 1.000% Floor(3)(4)	7/18/2020	14,572,917	14,300,451	14,042,615	2.9%

				14,572,917	14,300,451	14,042,615
Brundage-Bone Concrete Pumping, Inc.	Buildings and Real	Senior Secured First
	Estate	Lien Notes 10.375%(8)	9/1/2021	7,500,000	7,641,129	7,600,484	1.6%

				7,500,000	7,641,129	7,600,484
Charming Charlie, Inc.	Retail Stores	Senior Secured First Lien Term Loans
		LIBOR + 8.000%, 1.000% Floor(6)	12/24/2019	8,945,242	8,963,787	9,034,694	1.9%

				8,945,242	8,963,787	9,034,694
Collective Brands Finance, Inc.(9)(10)	Retail Stores	Senior Secured Second Lien Term Loans LIBOR + 7.500%, 1.000% Floor(6)	3/11/2022	6,000,000	6,018,670	5,669,782	1.2%

				6,000,000	6,018,670	5,669,782
Contmid, Inc.	Automobile	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.000% Floor(3)(4)	10/25/2019	14,317,924	14,317,924	14,317,924	2.9%

				14,317,924	14,317,924	14,317,924
ConvergeOne Holdings Corporation	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 8.000%, 1.000% Floor(3)(4)	6/17/2021	12,500,000	12,381,463	12,312,750	2.5%

				12,500,000	12,381,463	12,312,750
Cornerstone Chemical Company	Chemicals, Plastics,	Senior Secured First
	and Rubber	Lien Notes(8)(11)	3/15/2018	2,500,000	2,587,841	2,550,000	0.5%

				2,500,000	2,587,841	2,550,000
CP Opco, LLC	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured First Lien Term Loans LIBOR + 6.750%, 1.000% Floor(4)(6)	9/30/2020	8,000,000	8,000,000	8,000,000	1.6%

				8,000,000	8,000,000	8,000,000
CRGT, Inc.	Diversified/Conglomerate Service	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(4)(6)	12/19/2020	10,000,000	10,000,000	10,000,000	2.1%

				10,000,000	10,000,000	10,000,000
Deltek, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(6)	10/10/2019	3,000,000	2,981,523	3,060,000	0.6%

				3,000,000	2,981,523	3,060,000

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
Drew Marine Partners LP	Cargo Transport	Senior Secured Second Lien Term Loans
		LIBOR + 7.000%, 1.000% Floor(6)	5/19/2021	10,000,000	10,078,927	10,033,409	2.1%

				10,000,000	10,078,927	10,033,409
Dynamic Energy Services International, LLC	Oil and Gas	Senior Secured First Lien Term Loans
		LIBOR + 8.500%, 1.000% Floor(3)(4)	3/6/2018	9,625,000	9,625,000	9,338,439	1.9%

				9,625,000	9,625,000	9,338,439
EarthLink, Inc.(10)	Telecommunications	Senior Secured First
		Lien Notes 7.375%(8)(11)	6/1/2020	2,450,000	2,439,171	2,462,250	0.5%

				2,450,000	2,439,171	2,462,250
Encompass Digital Media, Inc.(9)	Broadcasting and	Senior Secured Second Lien Term Loans
	Entertainment	LIBOR + 7.750%, 1.000% Floor(6)	6/6/2022	1,500,000	1,486,019	1,500,568	0.3%

				1,500,000	1,486,019	1,500,568
F.H.G. Corp.	Healthcare, Education, and	Senior Secured First Lien Term Loans
	Childcare	LIBOR + 9.500%, 1.000% Floor(3)(4)	4/28/2019	15,000,000	15,000,000	14,880,354	3.1%

				15,000,000	15,000,000	14,880,354
F.H.G. Corp. Cornerstone Research	Healthcare,	Common Stock(4)(5)
	Education, and Childcare			288	300,000	63,169	0.0%

				288	300,000	63,169
Flexera Software, Inc.(9)	Electronics	Senior Secured Second Lien Term Loans
		LIBOR + 7.000%, 1.000% Floor(6)	4/2/2021	5,000,000	5,018,504	4,852,592	1.0%

				5,000,000	5,018,504	4,852,592
Gastar Exploration USA, Inc.(10)	Oil and Gas	Senior Secured First
		Lien Notes 8.625%(8)(11)	5/15/2018	5,400,000	5,413,659	4,731,750	1.0%

				5,400,000	5,413,659	4,731,750
Genex Services, Inc.(9)	Insurance	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.000% Floor(6)	5/30/2022	9,500,000	9,531,763	9,299,753	1.9%

				9,500,000	9,531,763	9,299,753
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured First Lien Notes 13.000%(4)(8)(12)	11/15/2016	766,616	755,260	237,651	0.1%
		Warrants/Equity(4)(5)	11/15/2021	709	29,000	—	0.0%

				767,325	784,260	237,651
GTCR Valor Companies, Inc.	Electronics	Senior Secured First Lien Term Loans
		LIBOR + 5.000%, 1.000% Floor(6)	5/30/2021	7,968,616	7,892,569	7,788,079	1.6%

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
		Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.000% Floor(6)	11/30/2021	4,000,000	3,961,852	3,914,693	0.8%

				11,968,616	11,854,421	11,702,772
HBC Holdings, LLC	Diversified/ Conglomerate	Senior Secured First Lien Term Loans
	Service	LIBOR + 5.750%, 1.000% Floor(4)(6)	3/30/2020	14,962,500	14,962,500	14,962,500	3.1%

				14,962,500	14,962,500	14,962,500
Hill International, Inc.	Buildings and Real	Senior Secured First Lien Term Loans
	Estate	LIBOR + 6.750%, 1.000% Floor(4)(6)	9/25/2020	16,957,500	16,957,500	16,957,457	3.5%

				16,957,500	16,957,500	16,957,457
Holland Acquisition Corp.	Oil and Gas	Senior Secured First Lien Term Loans
		LIBOR + 9.000%, 1.000% Floor(6)	5/29/2018	5,000,000	4,921,900	4,599,148	0.9%

				5,000,000	4,921,900	4,599,148
Ignite Restaurant Group, Inc.	Personal, Food, and	Senior Secured First Lien Term Loans
	Miscellaneous Services	LIBOR + 7.000%, 1.000% Floor(6)	2/13/2019	11,970,000	11,799,221	11,970,000	2.5%

				11,970,000	11,799,221	11,970,000
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 8.500%, 1.250% Floor(3)(4)	2/22/2020	735,455	733,682	728,204	0.2%

				735,455	733,682	728,204
Interface Security Systems, Inc.	Electronics	Senior Secured First Lien Notes 9.250%(4)(8)	1/15/2018	3,417,000	3,463,712	3,484,637	0.7%

				3,417,000	3,463,712	3,484,637
IronGate Energy Services, LLC	Oil and Gas	Senior Secured First Lien Notes 11.000%(8)	7/1/2018	3,000,000	2,957,768	2,588,307	0.5%

				3,000,000	2,957,768	2,588,307
Isola USA(9)	Electronics	Senior Secured First
		Lien Term Loans LIBOR + 8.250%, 1.000% Floor(6)	11/29/2018	5,874,528	5,999,752	5,931,034	1.2%

				5,874,528	5,999,752	5,931,034
JAC Holdings Corp.	Automobile	Senior Secured First Lien Notes 11.500%(4)(8)	10/1/2019	12,000,000	12,000,000	12,000,000	2.5%

				12,000,000	12,000,000	12,000,000
Jordan Reses Supply Company LLC	Healthcare,	Senior Secured Second Lien Term Loans
	Education, and Childcare	LIBOR + 11.000%, 1.000% Floor(3)(4)	4/24/2020	5,000,000	5,000,000	5,000,000	1.0%

				5,000,000	5,000,000	5,000,000
Kik Custom Products, Inc.	Healthcare,	Senior Secured Second Lien Term Loans
	Education, and Childcare	LIBOR + 8.250%, 1.250% Floor(13)	10/29/2019	5,000,000	4,991,433	5,006,500	1.0%

				5,000,000	4,991,433	5,006,500
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured Second
		Lien Notes 12.500%(4)(8)	10/31/2017	500,000	498,615	504,137	0.1%

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
		Senior Secured Second Lien Notes 12.500%(4)	10/31/2017	500,000	487,623	504,137	0.1%

				1,000,000	986,238	1,008,274
Liquidnet Holdings, Inc.	Finance	Senior Secured First Lien Term Loans
		LIBOR + 6.750%, 1.000% Floor(6)	5/22/2019	6,825,000	6,732,689	6,564,518	1.4%

				6,825,000	6,732,689	6,564,518
Livingston International, Inc.(9)(10)	Cargo Transport	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.250% Floor(6)	4/18/2020	2,658,504	2,654,268	2,555,694	0.5%

				2,658,504	2,654,268	2,555,694
LTCG Holdings Corp.	Healthcare,	Senior Secured Second Lien Term Loans
	Education, and Childcare	LIBOR + 5.000%, 1.000% Floor(6)	6/6/2020	3,900,000	3,882,146	3,912,136	0.8%

				3,900,000	3,882,146	3,912,136
Miller Heiman, Inc.	Diversified/Conglomerate Service	Senior Secured First Lien Term Loans LIBOR + 5.750%, 1.000% Floor(6)	9/30/2019	24,687,500	24,687,500	24,687,500	5.1%

				24,687,500	24,687,500	24,687,500
Nation Safe Drivers Holdings, Inc.	Insurance	Senior Secured Second Lien Term Loans
		LIBOR + 8.000%, 2.000% Floor(4)(6)(7)	9/29/2020	18,236,058	18,236,058	18,236,058	3.8%

				18,236,058	18,236,058	18,236,058
New Media Holdings II, LLC	Printing and	Senior Secured First Lien Term Loans
	Publishing	LIBOR + 6.250%, 1.000% Floor(6)	6/4/2020	12,437,500	12,437,500	12,437,500	2.6%

				12,437,500	12,437,500	12,437,500
Newpage Corp.	Containers, Packaging, and Glass	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor(6)	2/11/2021	10,000,000	9,879,551	10,059,144	2.1%

				10,000,000	9,879,551	10,059,144
Northern Lights Midco, LLC	Finance	Senior Secured First Lien Term Loans
		LIBOR + 9.500%, 1.500% Floor(3)(4)	11/21/2019	4,700,000	4,700,000	4,700,000	1.0%

				4,700,000	4,700,000	4,700,000
Northstar Aerospace, Inc.	Aerospace and Defense	Senior Secured First Lien Notes 10.250%(4)(8)	10/15/2019	15,000,000	15,000,000	15,000,000	3.1%

				15,000,000	15,000,000	15,000,000
OH Acquisition, LLC	Finance	Senior Secured First Lien Term Loans
		LIBOR + 6.250%, 1.000% Floor(3)	8/29/2019	7,481,250	7,446,184	7,443,844	1.5%

				7,481,250	7,446,184	7,443,844
Omnitracs, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.000% Floor(6)	5/25/2021	7,000,000	7,014,550	7,007,467	1.4%

				7,000,000	7,014,550	7,007,467

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
Oxford Mining Company, LLC	Mining, Steel, Iron,	Senior Secured First Lien Term Loans
	and Nonprecious Metals	LIBOR + 8.500%, 0.750% Floor, 3% PIK(4)(6)(7)	12/31/2018	11,864,407	11,864,407	11,864,407	2.4%

				11,864,407	11,864,407	11,864,407
Pegasus Solutions, Inc.	Diversified/	Senior Secured First Lien Term Loans
	Conglomerate Service	LIBOR + 9.000%, 1.500% Floor(3)(4)(7)	5/10/2017	—	—	—	0.0%
		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor(3)(4)	2/10/2018	3,593,304	3,593,304	3,593,304	0.7%
		Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.500% Floor, PIK(3)(4)	11/10/2020	19,523,809	19,523,809	19,523,809	4.0%
		Warrants to purchase 4.2% of the outstanding equity(4)(5)	02/10/2018	769,231	769,231	769,231	0.2%

				23,886,344	23,886,344	23,886,344
Reddy Ice Group, Inc.	Beverage, Food, and	Senior Secured Second Lien Term Loans
	Tobacco	LIBOR + 9.500%, 1.250% Floor(3)(4)	10/1/2019	2,000,000	2,000,000	1,866,703	0.4%

				2,000,000	2,000,000	1,866,703
Response Team Holdings, LLC	Buildings and Real	Preferred Equity 12%(4)(5)		3,046,179	2,788,771	2,906,831	0.6%
	Estate	Senior Secured First Lien Term Loans LIBOR + 8.500%, 2.000% Floor, 1% PIK(3)(4)	3/28/2019	15,206,579	15,206,579	15,287,086	3.1%
		Warrants to purchase 3.70% of the outstanding common units(4)(5)	3/28/2019	257,407	257,407	596,258	0.1%

				18,510,165	18,252,757	18,790,175
School Specialty, Inc.	Healthcare,	Senior Secured First Lien Term Loans
	Education, and Childcare	LIBOR + 8.500%, 1.000% Floor(6)	6/11/2019	10,895,272	10,815,266	10,901,620	2.2%

				10,895,272	10,815,266	10,901,620
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loans
		LIBOR + 7.750%, 1.250% Floor(6)	4/30/2021	2,000,000	1,984,030	1,997,903	0.4%

				2,000,000	1,984,030	1,997,903
Sizzling Platter, LLC	Personal, Food, and	Senior Secured Second Lien Term Loans
	Miscellaneous Services	LIBOR + 7.500%, 1.000% Floor(6)	4/28/2019	15,000,000	15,000,000	15,303,157	3.1%

				15,000,000	15,000,000	15,303,157
Survey Sampling International, LLC	Diversified/	Senior Secured Second Lien Term Loans
	Conglomerate Service	LIBOR + 9.000%, 1.000% Floor(6)	12/16/2021	24,000,000	24,000,000	24,000,000	5.0%

				24,000,000	24,000,000	24,000,000

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
Tempel Steel Company	Mining, Steel, Iron,	Senior Secured First
	and Nonprecious Metals	Lien Notes 12.000%(4)(8)(11)	8/15/2016	1,115,000	1,108,838	1,050,887	0.2%

				1,115,000	1,108,838	1,050,887
TGI Friday’s, Inc.	Personal, Food, and	Senior Secured Second Lien Term Loans
	Miscellaneous Services	LIBOR + 8.250%, 1.000% Floor(4)(6)	7/15/2021	15,000,000	14,786,434	14,594,273	3.0%

				15,000,000	14,786,434	14,594,273
Tourico Holidays, Inc.	Hotels, Motels, Inns,	Senior Secured First Lien Term Loans
	and Gaming	LIBOR + 7.500%, 1.000% Floor(3)	11/5/2018	15,000,000	15,000,000	15,000,000	3.1%

				15,000,000	15,000,000	15,000,000
Travelclick, Inc.(9)	Hotels, Motels, Inns,	Senior Secured Second Lien Term Loans
	and Gaming	LIBOR + 7.750%, 1.000% Floor(6)	11/6/2021	6,000,000	5,915,121	5,808,540	1.2%

				6,000,000	5,915,121	5,808,540
True Religion Apparel, Inc.	Personal	Senior Secured Second
	and Nondurable	Lien Term Loans
	Consumer Products (Manufacturing Only)	LIBOR + 10.000%, 1.000% Floor(13)	1/30/2020	4,000,000	3,854,021	3,758,756	0.8%

				4,000,000	3,854,021	3,758,756
U.S. Well Services, LLC(10)	Oil and Gas	Warrants/Equity(5)	2/15/2019	1,731	173	227,107	0.0%

				1,731	173	227,107
Valence Surface Technologies, Inc.	Chemicals, Plastics,	Senior Secured First Lien Term Loans
	and Rubber	LIBOR + 5.500%, 1.000% Floor(3)	6/12/2019	9,874,459	9,808,191	9,751,900	2.0%

				9,874,459	9,808,191	9,751,900
Velocity Pooling Vehicle, LLC	Automobile	Senior Secured Second Lien Term Loans
		LIBOR + 7.250%, 1.000% Floor(3)(4)	5/14/2022	20,625,000	17,904,357	18,098,444	3.7%

				20,625,000	17,904,357	18,098,444
Vestcom International, Inc.	Diversified/	Senior Secured Second Lien Term Loans
	Conglomerate Service	LIBOR + 7.750%, 1.000% Floor(13)	9/30/2022	5,000,000	5,000,000	5,000,000	1.0%

				5,000,000	5,000,000	5,000,000
YP LLC(9)	Diversified/	Senior Secured First Lien Term Loans
	Conglomerate Service	LIBOR + 6.750%, 1.250% Floor(6)	6/4/2018	4,260,870	4,301,734	4,268,708	0.9%

				4,260,870	4,301,734	4,268,708
Z Gallerie, LLC	Retail Stores	Senior Secured First Lien Term Loans LIBOR + 6.500%, 1.000% Floor(13)	10/8/2020	10,000,000	9,889,189	10,000,000	2.1%

				10,000,000	9,889,189	10,000,000
Total non-controlled/non-affiliated investments					$620,968,517	$616,915,093	126.8%

Company(1)	Industry	Type of Investment	Maturity	Par/Share Amount	Cost	Fair Value	% of Net Assets(2)
Money market fund – 3.9%
Federated Prime Obligations Fund				$19,032,637	$19,032,637	$19,032,637	3.9%

Total money market fund					$19,032,637	$19,032,637	3.9%

Derivative Instrument - Long Exposure					Notional Amount	Unrealized Appreciation (Depreciation)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$209,523,834	$(7,651,597)

					$209,523,834	$(7,651,597)

(1)	All of our investments are domiciled in the United States except for Atrium Innovations, Inc. and Livingston International, Inc. which are domiciled in Canada. All investments are denominated in USD.
(2)	Percentage is based on net assets of $486,519,913 as of December 31, 2014.
(3)

The interest rate on these loans is subject to a base rate plus 1M LIBOR, which at December 31, 2014 was 0.17%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 1M LIBOR rate at December 31, 2014, the prevailing rate in effect at December 31, 2014 was the base rate plus the LIBOR floor.

(4)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(5)	Security is non-income producing.
(6)

The interest rate on these loans is subject to a base rate plus 3M LIBOR, which at December 31, 2014 was 0.26%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 3M LIBOR rate at December 31, 2014, the prevailing rate in effect at December 31, 2014 was the base rate plus the LIBOR floor.

(7)	The investment has an unfunded commitment as of December 31, 2014 which is excluded from the presentation (see Note 11). Fair value includes an analysis of the unfunded commitment.
(8)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $54,203,637 and 11.2% of net assets as of December 31, 2014 and are considered restricted.

(9)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total commitment to Asurion Corp., Collective Brands Finance, Inc., Encompass Digital Media, Inc., Flexera Software, Inc., Genex Services, Inc., Isola USA, Livingston International, Inc., Travelclick, Inc., and YP LLC is $16,896,070 or 3.5%, $11,617,395 or 2.4%, $6,463,131 or 1.3%, $7,119,467 or 1.5%, $11,284,778 or 2.3%, 9,797,159 or 2.0%, $4,525,137 or 0.9%, $20,622,355 or 4.2%, 8,561,534 or 1.8%, respectively, of Net Assets as of December 31, 2014.

(10)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 3.3% of the Company’s portfolio at fair value.
(11)	Represents securities in Level 2 in the ASC 820 table (see Note 4).
(12)	The investment was on non-accrual status as of December 31, 2014.
(13)

The interest rate on these loans is subject to a base rate plus 6M LIBOR, which at December 31, 2014 was 0.36%. As the interest rate is subject to a minimum LIBOR floor which was greater than the 6M LIBOR rate at December 31, 2014, the prevailing rate in effect at December 31, 2014 was the base rate plus the LIBOR floor.

1M	1 Month
3M	3 Month
6M	6 Month

Sierra Income Corporation

Consolidated Schedule of Investments

As of December 31, 2013

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Non-controlled/non-affiliated investments – 90.1%
Access Media 3, Inc.	Telecommunications	Senior Secured First Lien Term Loans 10.00%(3)	10/22/2018	$7,000,000	$7,000,000	$7,000,000	4.6%

				7,000,000	7,000,000	7,000,000
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(3)	6/20/2019	450,000	450,000	453,861	0.3%

				450,000	450,000	453,861
Alcatel - Lucent USA, Inc.	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 4.750%, 1.000% Floor	1/30/2019	990,000	985,662	993,712	0.6%

				990,000	985,662	993,712
ALG USA Holdings, Inc.	Leisure, Amusement, Motion Pictures, and Entertainment	Senior Secured Second Lien Term Loans LIBOR + 9.000%, 1.250% Floor	2/28/2020	2,000,000	1,963,092	2,007,080	1.3%

				2,000,000	1,963,092	2,007,080
Allen Edmonds Corp.	Retail Stores	Senior Secured Second Lien Term Loans LIBOR + 9.00%, 1.00% Floor(3)	5/27/2019	7,000,000	7,000,000	7,000,000	4.6%

				7,000,000	7,000,000	7,000,000
American Apparel, Inc.	Retail Stores	Senior Secured First Lien Notes 13.000%(3)(4)	4/15/2020	2,500,000	2,459,496	2,300,000	1.5%

				2,500,000	2,459,496	2,300,000
Ascensus, Inc.	Finance	Senior Secured Second Lien Term Loans LIBOR + 8.00%, 1.00% Floor	12/2/2020	4,000,000	3,940,522	3,940,522	2.6%

				4,000,000	3,940,522	3,940,522
Associated Asphalt Partners LLC	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes 8.500%(4)	2/15/2018	5,000,000	5,036,563	5,130,000	3.3%

				5,000,000	5,036,563	5,130,000
Bennu Oil & Gas, LLC	Oil and Gas	Senior Secured Second Lien Term Loans LIBOR + 9.00%, 1.25% Floor	11/1/2018	1,122,857	1,113,148	1,113,148	0.7%

				1,122,857	1,113,148	1,113,148
Bon-Ton Stores, Inc.(5)	Retail Stores	Senior Secured Second Lien Notes 10.625%	7/15/2017	1,698,000	1,622,374	1,695,844	1.1%

				1,698,000	1,622,374	1,695,844
Caesars Entertainment Operating Co., Inc.	Hotels, Motels, Inns, and Gaming	Senior Secured First Lien Notes 11.250%(5)	6/1/2017	3,000,000	3,153,543	3,056,250	2.0%

				3,000,000	3,153,543	3,056,250

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Charming Charlie, Inc.	Retail Stores	Senior Secured First Lien Term Loans LIBOR + 8.00%, 1.00% Floor	1/9/2019	6,000,000	6,000,000	6,000,000	3.9%

				6,000,000	6,000,000	6,000,000
Checkers Drive-In Restaurants, Inc.	Beverage, Food, and Tobacco	Senior Secured First Lien Notes 11.000%(4)	12/1/2017	1,500,000	1,504,143	1,614,675	1.1%

				1,500,000	1,504,143	1,614,675
Cornerstone Chemical Company	Chemicals, Plastics, and Rubber	Senior Secured First Lien Notes 9.375%	3/15/2018	2,000,000	2,000,000	2,080,000	1.4%
		Senior Secured First Lien Notes 9.375%(4)	3/15/2018	2,500,000	2,611,122	2,600,000	1.7%

				4,500,000	4,611,122	4,680,000
Deltek, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor	10/10/2019	$3,000,000	$2,978,006	$3,034,560	2.0%

				3,000,000	2,978,006	3,034,560
Dispensing Dynamics International, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Notes 12.500%(4)	1/1/2018	2,200,000	2,179,668	2,223,342	1.4%

				2,200,000	2,179,668	2,223,342
Drew Marine Partners LP	Cargo Transport	Senior Secured Second Lien Term Loans LIBOR + 7.00%, 1.00% Floor	5/19/2021	3,000,000	2,992,638	2,992,638	2.0%

				3,000,000	2,992,638	2,992,638
EarthLink, Inc.	Telecommunications	Senior Secured First Lien Notes 7.375%(4)(5)	6/1/2020	2,450,000	2,437,636	2,453,062	1.6%

				2,450,000	2,437,636	2,453,062
Erickson Air-Crane, Inc. (5)	Aerospace and Defense	Senior Secured Second Lien Notes 8.250%(4)	5/1/2020	1,953,000	1,966,979	2,016,472	1.3%

				1,953,000	1,966,979	2,016,472
Gastar Exploration USA, Inc. (5)	Oil and Gas	Senior Secured First Lien Notes 8.625%(4)	5/15/2018	3,000,000	3,000,000	2,958,750	1.9%

				3,000,000	3,000,000	2,958,750
Gibson Brands, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Notes 8.875%(4)	8/1/2018	3,000,000	3,056,289	3,069,270	2.0%

				3,000,000	3,056,289	3,069,270
Great Atlantic & Pacific Tea Company	Grocery	Senior Secured First Lien Term Loans LIBOR + 9.000%, 2.000% Floor(3)	3/13/2017	932,467	948,787	952,002	0.6%

				932,467	948,787	952,002
Green Field Energy Services, Inc.	Oil and Gas	Senior Secured First Lien Notes 13.000%(3)(4)	11/15/2016	766,616	755,914	322,744	0.2%

				766,616	755,914	322,744

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Green Field Energy Services, Inc., Warrants, expires 11/15/21	Oil and Gas	Warrants/Equity (3) (6)		709	29,000	—	0.0%

				709	29,000	—
Greenway Medical Technologies, Inc.(7)	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.25%, 1.00% Floor	11/4/2021	1,000,000	985,218	985,218	0.6%

				1,000,000	985,218	985,218
Healogics, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.000%, 1.250% Floor	2/5/2020	2,000,000	1,996,440	2,040,000	1.3%

				2,000,000	1,996,440	2,040,000
Holland Acquisition Corp.	Oil and Gas	Senior Secured First Lien Term Loans LIBOR + 9.000%, 1.000% Floor	5/29/2018	5,000,000	4,904,352	4,917,000	3.2%

				5,000,000	4,904,352	4,917,000
IDQ Holdings, Inc.	Automobile	Senior Secured First Lien Notes 11.500%(4)	4/1/2017	1,000,000	1,035,523	1,066,250	0.7%

				1,000,000	1,035,523	1,066,250
Integra Telecom, Inc.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 8.500%, 1.250% Floor(3)	2/22/2020	1,618,000	1,607,900	1,650,360	1.1%

				1,618,000	1,607,900	1,650,360
Interface Security Systems, Inc.	Electronics	Senior Secured First Lien Notes 9.250%(3) (4)	1/15/2018	$3,417,000	$3,476,530	$3,492,550	2.3%

				3,417,000	3,476,530	3,492,550
IronGate Energy Services LLC	Oil and Gas	Senior Secured First Lien Notes 11.000%(4)	7/1/2018	3,000,000	2,948,441	3,029,850	2.0%

				3,000,000	2,948,441	3,029,850
Keystone Automotive Operations, Inc.	Automobile	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor	8/15/2020	5,000,000	5,000,000	5,053,000	3.3%

				5,000,000	5,000,000	5,053,000
Kik Custom Products, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 8.25%, 1.25% Floor	10/29/2019	3,000,000	2,970,000	2,970,000	1.9%

				3,000,000	2,970,000	2,970,000
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured First Lien Notes 12.500%(3) (4)	10/31/2017	500,000	498,368	545,925	0.4%

		Senior Secured First Lien Notes 12.500%(3)	10/31/2017	500,000	485,222	545,925	0.4%

				1,000,000	983,590	1,091,850

Company(1)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value	% of Net Assets(2)
Liquidnet Holdings, Inc.	Finance	Senior Secured First Lien Term Loans LIBOR + 8.000%, 1.250% Floor	5/7/2017	2,887,500	2,862,362	2,867,576	1.9%

				2,887,500	2,862,362	2,867,576
Livingston International, Inc.(7)	Cargo Transport	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor(5)	4/18/2020	2,658,504	2,653,733	2,685,089	1.8%

				2,658,504	2,653,733	2,685,089
Maxim Crane Works Holdings, Inc.(7)	Oil and Gas	Senior Secured Second Lien Notes 12.250%(4)	4/15/2015	1,500,000	1,519,124	1,542,360	1.0%

				1,500,000	1,519,124	1,542,360
Michael Baker International, Inc.	Diversified/Conglomerate Service	Senior Secured First Lien Notes 8.25%(4)	10/15/2018	2,500,000	2,500,000	2,511,528	1.6%

				2,500,000	2,500,000	2,511,528
Omnitracs, Inc.	Electronics	Senior Secured Second Lien Term Loans LIBOR + 7.75%, 1.00% Floor	4/29/2020	7,000,000	7,015,128	7,015,128	4.6%

				7,000,000	7,015,128	7,015,128
Prince Minerals Holding Corp.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes 11.500%(3) (4)	12/15/2019	1,200,000	1,187,246	1,310,568	0.9%

				1,200,000	1,187,246	1,310,568
Reddy Ice Group, Inc.	Beverage, Food, and Tobacco	Senior Secured Second Lien Term Loans LIBOR + 9.500%, 1.250% Floor(3)	10/1/2019	2,000,000	2,000,000	1,942,460	1.3%

				2,000,000	2,000,000	1,942,460
Renaissance Learning, Inc.	Healthcare, Education, and Childcare	Senior Secured Second Lien Term Loans LIBOR + 7.75%, 1.00% Floor	5/14/2021	3,500,000	3,447,888	3,447,888	2.3%

				3,500,000	3,447,888	3,447,888
School Specialty, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loans LIBOR + 8.500%, 1.000% Floor	6/11/2019	2,985,000	2,936,006	2,864,585	1.9%

				2,985,000	2,936,006	2,864,585
Securus Technologies, Inc.	Telecommunications	Senior Secured Second Lien Term Loans LIBOR + 7.750%, 1.250% Floor	4/30/2021	$2,000,000	$1,981,227	$1,988,280	1.3%

				2,000,000	1,981,227	1,988,280
Sesac Holdco II, Inc.	Broadcasting and Entertainment	Senior Secured Second Lien Term Loans LIBOR + 8.750%, 1.250% Floor(3)	7/12/2019	2,250,000	2,294,369	2,300,535	1.5%

				2,250,000	2,294,369	2,300,535
Sizzling Platter, LLC	Beverage, Food, and Tobacco	Senior Secured First Lien Notes 12.250%(3) (4)	4/15/2016	2,063,000	2,124,725	2,198,601	1.4%

				2,063,000	2,124,725	2,198,601

Company(1)	Industry	Type of Investment	Maturity	Par Amount/ Quantity	Cost	Fair Value	% of Net Assets(2)
Sorenson Communications	Telecommunications	Senior Secured First Lien Term Loans LIBOR + 8.250%, 1.250% Floor	10/31/2014	2,979,987	2,979,987	2,988,451	2.0%

				2,979,987	2,979,987	2,988,451
Tempel Steel Company	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Notes 12.000%(3) (4)	8/15/2016	1,115,000	1,105,791	1,085,921	0.7%

				1,115,000	1,105,791	1,085,921
True Religion Apparel, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loans LIBOR + 10.000%, 1.000% Floor	1/30/2020	4,000,000	3,835,240	3,861,480	2.5%

				4,000,000	3,835,240	3,861,480
U.S. Well Services, LLC(5)	Oil and Gas	Senior Secured First Lien Notes 14.500%(3) (4)	2/15/2017	3,816,605	3,796,701	3,832,100	2.5%

				3,816,605	3,796,701	3,832,100
U.S. Well Services, LLC, Warrants, expires 2/15/19	Oil and Gas	Warrants/Equity (3) (6)		1,731	173	54,977	0.0%

				1,731	173	54,977
Total non-controlled/non-affiliated investments					$137,332,276	$137,801,537	90.1%

Derivative Instrument - Long Exposure					Notional Amount	Unrealized Gain (Loss)
Total return swap with Citibank, N.A. (Note 5)		Total Return Swap			$24,855,700	$351,396

					$24,855,700	$351,396

(1)	All of our investments are domiciled in the United States except for Livingston International, Inc. which is domiciled in Canada.
(2)	Percentage is based on net assets of $153,002,273 as of December 31, 2013.
(3)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(4)

Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $45,303,968 and 29.6% of net assets as of December 31, 2013 and are considered restricted.

(5)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 11.5% of the Company’s portfolio at fair value.
(6)	Security is non-income producing.
(7)

Security is also held in the underlying portfolio of the total return swap with Citibank, N.A. (see Note 5). The Company’s total commitment to Greenway Medical Technologies, Inc., Livingston International, Inc. and Maxim Crane Works Holdings, Inc. is $2,470,218 or 1.6%, $4,654,532 or 3.0% and $2,034,860 or 1.3%, respectively, of Net Assets as of December 31, 2013.

SIERRA INCOME CORPORATION

Notes to Consolidated Financial Statements

December 31, 2014

Note 1. Organization

Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Company has elected and intends to continue to qualify to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end is December 31st.

On April 17, 2012, the Company successfully reached its minimum escrow requirement and officially commenced operations by issuing 1,108,033 shares of common stock to SIC Advisors for gross proceeds of $10,000,000. The Company’s offering period is currently scheduled to terminate on April 17, 2016, unless further extended. Since commencing its operations, the Company has sold a total of 54,260,324 shares of common stock, which includes shares issued as part of the distribution reinvestment plan (see Note 13), for total proceeds of $550.1 million, which includes the shares sold to SIC Advisors. The proceeds from the issuance of common stock are presented in the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows and are presented net of selling commissions and dealer manager fees.

On August 15, 2013, the Company formed Arbor Funding LLC, a wholly-owned financing subsidiary (see Note 6).

On June 18, 2014, the Company formed Alpine Funding LLC, a wholly-owned financing subsidiary (see Note 6).

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect this to be a substantial portion of the portfolio.

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and includes the accounts of the Company and its wholly-owned subsidiaries, Alpine Funding LLC, Arbor Funding LLC, and the Taxable Subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K of Regulation S-X. In the opinion of management, the financial results included herein contain all adjustments and reclassifications that are necessary for the fair presentation of financial statements for the periods included herein. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Offering Costs

Offering costs incurred directly by the Company are expensed in the period incurred. See Note 7 regarding offering costs paid for by SIC Advisors.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Financing Costs

Financing costs, incurred in connection with the Company’s credit facilities (discussed in Note 6), are deferred and amortized over the life of each facility, respectively.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. The Company records amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, if any, is recognized on an accrual basis to the extent that the Company expects to collect such amount.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income in the period that the Company becomes entitled to such fees. Other fees related to loan administration requirements are capitalized as deferred revenue and recorded into income over the respective period.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended December 31, 2014, 2013, and 2012 the Company earned $382,780, $580, and $3,911 in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in the consolidated statements of operations. For total return swap transactions (discussed in Note 5), periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management’s designation of non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At December 31, 2014, one portfolio company was on non-accrual status with a fair value of $237,651 or 0.1% of the fair value of the Company’s portfolio. At December 31, 2013, one portfolio company was on non-accrual status with a fair value of $322,745 or 0.2% of the fair value of the Company’s portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Controlled Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns between 5% and 25% of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.” As of December 31, 2014 and December 31, 2013, the Company has no Controlled Investments or Affiliated Investments.

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotes, if any, in determining fair value based on management’s understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The methodologies utilized by the Company in estimating its fair value of its investments categorized as Level 3 generally fall into the following two categories:

•

The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable (that is, similar) assets, liabilities, or a group of assets and liabilities, such as a business.

•

The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the income approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, the Company may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Company may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:

•	valuations of comparable public companies (Guideline Comparable approach),

•	recent sales of private and public comparable companies (Guideline Comparable approach),

•	recent acquisition prices of the company, debt securities or equity securities (Acquisition Price Approach),

•	external valuations of the portfolio company, offers from third parties to buy the company (Estimated Sales Proceeds approach),

•	subsequent sales made by the company of its investments (Expected Sales Proceeds approach); and

•	estimating the value to potential buyers.

The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:

•	discounting the forecasted cash flows of the portfolio company or securities (Discounted Cash Flow “DCF” approach); and

•	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.

Over-the-counter (“OTC”) derivative contracts, such as total return swaps (discussed in Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swaps are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.

The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	the Company’s quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;

•	conclusions are then documented and discussed with senior management; and

•

an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of the Company’s investments are subject to the following valuation process:

•	management reviews preliminary valuations and their own independent assessment;

•	the audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of the Company’s financial instruments, including cash and accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are discussed in Note 4.

New Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update 2013-08 “Financial Services — Investment Companies (Topic 946) Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 clarifies the characteristics of an investment company and requires reporting entities to disclose information about the following items: (i) the type and amount of financial support provided to investee companies, including situations in which the Company assisted an investee in obtaining financial support, (ii) the primary reasons for providing the financial support, (iii) the type and amount of financial support the Company is contractually required to provide to an investee, but has not yet provided, and (iv) the primary reasons for the contractual requirement to provide the financial support. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. We are currently evaluating the impact this accounting standards update will have on our financial statements.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax-exempt interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $86,600 for the year ended December 31, 2014, and are recorded as a component of accounts payable and accrued expenses on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation/(depreciation) on investments in the consolidated statements of operations. There were no such deferred tax liabilities for the years ended December 31, 2013 or 2012.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is federal. The Company’s federal tax returns from inception-to-date remain subject to examination by the Internal Revenue Service.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. There were no material uncertain income tax positions at December 31, 2014, December 31, 2013, or December 31, 2012.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended December 31, 2014, 2013, and 2012, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of realized gain/(loss) on swaps, defaulted bonds, and certain fee income as follows:

	As of December 31, 2014	As of December 31, 2013	As of December 31, 2012
Capital in excess of par value	$6,728	$—	$328,132
Accumulated undistributed net investment income (loss)	5,771,555	236,207	(328,132)
Accumulated net realized gain (loss) from investments	(5,778,283)	(236,207)	—

The following table reflects, for tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the years ended December 31, 2014, 2013 and 2012:

	Year ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Source of Distribution	Distribution Amount(1)	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Return of capital from offering proceeds	$—	—%	$—	—%	$—	—%
Return of capital from borrowings	—	—	—	—	—	—
Ordinary income	20,880,983	72.5	6,032,061	100.0	637,330	100.0
Net realized gain	1,192,159	4.2	—	—	—	—
Return of capital (other)	6,719,353	23.3	—	—	—	—

Distributions on a tax basis:	$28,792,495	100.0%	$6,032,061	100.0%	$637,330	100.0%

For federal income tax purposes, the cost of investments owned at December 31, 2014, 2013, and 2012 was $615,465,538, $137,344,332, and $36,595,644, respectively. For the year ended December 31, 2014, gross unrealized appreciation and depreciation for federal income tax purposes were $2,524,081 and $1,074,526, respectively, resulting in net unrealized depreciation of $1,449,555. For the year ended December 31, 2013, gross unrealized appreciation and depreciation for federal income tax purposes were $1,379,930 and $922,725, respectively, resulting in net unrealized appreciation of $457,205. For the year ended December 31, 2012, gross unrealized appreciation and depreciation for federal income tax purposes were $352,398 and $364,831, respectively, resulting in net unrealized appreciation of $12,433.

At December 31, 2014, 2013, and 2012, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of dividends payable, defaulted bonds, outstanding loan fees, mark to market on total return swaps and unamortized upfront fees, as follows:

	As of December 31, 2014	As of December 31, 2013	As of December 31, 2012
Undistributed net investment income	$—	$110,912	$196,405
Accumulated capital gains (losses)	—	—	—
Other temporary differences	(2,315)	3,363	6,727
Post October loss deferrals	(9,376,397)	—	—
Capital loss carryover	—	(138,783)	—
Unrealized appreciation (depreciation)	1,783,789	457,205	(19,160)

Components of tax distributable earnings at year end	$(7,594,923)	$432,697	$183,972

The Company utilized capital loss carryforwards from previous years in the amount of $ 138,783.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

SIC Advisors has broad discretion in making investments for the Company. Investments generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuates.

The value of the Company’s investments in loans and bonds may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as the Company’s borrowers, and those for which market yields are observable, increase materially. SIC Advisors may attempt to minimize these risks by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at December 31, 2014:

	Fair Value	Percentage
Diversified/Conglomerate Service	$106,805,052	17.3%
Healthcare, Education, and Childcare	44,507,635	7.2%
Automobile	44,416,368	7.2%
Buildings and Real Estate	43,348,116	7.0%
Personal, Food, and Miscellaneous Services	41,867,430	6.8%
Oil and Gas	39,601,369	6.4%
Telecommunications	38,077,579	6.2%
Electronics	36,038,502	5.9%
Insurance	34,535,811	5.6%
Retail Stores	31,774,476	5.2%
Aerospace and Defense	24,935,749	4.0%
Finance	22,708,362	3.7%
Chemicals, Plastics, and Rubber	22,351,767	3.6%
Hotels, Motels, Inns, and Gaming	20,808,540	3.4%
Mining, Steel, Iron, and Nonprecious Metals	12,915,294	2.1%
Cargo Transport	12,589,103	2.0%
Printing and Publishing	12,437,500	2.0%
Containers, Packaging, and Glass	10,059,144	1.6%
Leisure, Amusement, Motion Pictures, and Entertainment	10,011,269	1.6%
Personal and Nondurable Consumer Products (Manufacturing Only)	3,758,756	0.6%
Beverage, Food, and Tobacco	1,866,703	0.3%
Broadcasting and Entertainment	1,500,568	0.3%

Total	$616,915,093	100.0%

See Note 5 for industry classifications of the underlying TRS reference assets as of December 31, 2014.

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at December 31, 2013:

	Fair Value	Percentage
Oil and Gas	$18,862,779	13.7%
Telecommunications	17,073,865	12.4%
Retail Stores	16,995,844	12.3%
Electronics	13,996,099	10.2%
Healthcare, Education, and Childcare	12,307,691	8.9%
Chemicals, Plastics, and Rubber	9,810,000	7.1%
Personal and Nondurable Consumer Products (Manufacturing Only)	9,154,092	6.7%
Finance	6,808,098	4.9%
Automobile	6,119,250	4.4%
Beverage, Food, and Tobacco	5,755,736	4.2%
Cargo Transport	5,677,727	4.1%
Hotels, Motels, Inns, and Gaming	3,056,250	2.2%
Diversified/Conglomerate Service	2,511,528	1.8%
Mining, Steel, Iron, and Nonprecious Metals	2,396,489	1.7%
Broadcasting and Entertainment	2,300,535	1.7%
Aerospace and Defense	2,016,472	1.5%
Leisure, Amusement, Motion Pictures, and Entertainment	2,007,080	1.5%
Grocery	952,002	0.7%

Total	$137,801,537	100.0%

See Note 5 for industry classifications of the underlying TRS reference assets as of December 31, 2013.

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2014:

	Amortized Cost	Percentage	Value	Percentage
Senior secured first lien term loans	$335,675,585	54.0%	$335,182,650	54.3%
Senior secured second lien term loans	223,990,513	36.1	221,863,203	35.9
Senior secured first lien notes	55,380,821	8.9	53,699,500	8.7
Senior secured second lien notes	986,238	0.2	1,008,274	0.2
Warrants/Equity	4,935,360	0.8	5,161,466	0.9

Total	$620,968,517	100.0%	$616,915,093	100.0%

The following table summarizes the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2013:

	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$28,617,156	20.9%	$28,583,326	20.8%
Senior secured first lien notes	47,352,921	34.5	47,427,311	34.4
Senior secured second lien term loans	56,224,549	40.9	56,481,247	41.0
Senior secured second lien notes	5,108,477	3.7	5,254,676	3.8
Warrants/Equity	29,173	—	54,977	—

Total	$137,332,276	100.0%	$137,801,537	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at December 31, 2014:

Geography	Fair Value	Percentage
United States	$609,615,543	98.8%
Canada	7,299,550	1.2

Total	$616,915,093	100.0%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at December 31, 2013:

Geography	Fair Value	Percentage
United States	$135,116,448	98.1%
Canada	2,685,089	1.9

Total	$137,801,537	100.0%

In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. At December 31, 2014 and 2013, the total fair value of warrants were $2,191,466 and $54,977, respectively, and were included in investments at fair value on the consolidated statement of assets and liabilities. Total realized and unrealized gains related to warrants for the year ended December 31, 2014 and 2013 were $319,073 and $39,862, respectively and were recorded on the consolidated statement of operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements. The Company acquired warrants in 3 portfolio companies during the year ended December 31, 2014.

In June 2013, the FASB issued Accounting Standards Update 2013-08 “Financial Services - Investment Companies (Topic 946) Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 clarifies the characteristics of an investment company and requires reporting entities to disclose information about the following items: (i) the type and amount of financial support provided to investee companies, including situations in which the Company assisted an investee in obtaining financial support, (ii) the primary reasons for providing the financial support, (iii) the type and amount of financial support the Company is contractually required to provide to an investee, but has not yet provided, and (iv) the primary reasons for the contractual requirement to provide the financial support. The Company adopted ASU 2013-08 for the fiscal year ending December 31, 2014 as the amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013.

As part of the Company’s investment objective, in addition to purchasing loans on the secondary market, it makes loans directly to privately-held middle market companies to help provide these companies with capital as the trend of bank consolidation that has occurred over the last 20 years has reduced the amount of capital available for such companies. As of December 31, 2014, the Company held loans it has made directly to 47 investee companies with aggregate principal amounts of $476.4 million. As of December 31, 2013, the Company held loans it has made directly to 28 investee companies with aggregate principal amounts of $80.8 million. During the years ended December 31, 2014, the Company made 39 loans to investee companies, respectively, with aggregate principal amounts of $440.5 million. The details of the Company’s loans have been disclosed on the consolidated schedule of investments as well as in Note 4. In addition to providing loans to investee companies, from time to time the Company assists investee companies in securing financing from other sources by introducing such investee companies to sponsors or by leading a syndicate of lenders to provide the investee companies with financing. During the years ended December 31, 2014 and 2013, the Company did not make any such introductions or lead any syndicates. Affiliates of the Company’s Advisor do not serve as officers or directors of any investee companies or provide managerial direction as part of their roles.

In addition to the loans that the Company has provided, the Company has unfunded commitments to provide additional financings through undrawn term loans or revolving lines of credit. The details of such arrangements are disclosed in Note 11.

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters.

Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2—Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•

Level 3—Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2014:

Type of Investment	Level 1	Level 2	Level 3	Total
Senior secured first lien term loans	$—	$—	$335,182,650	$335,182,650
Senior secured first lien notes	—	10,794,887	42,904,613	53,699,500
Senior secured second lien term loans	—	—	221,863,203	221,863,203
Senior secured second lien notes	—	—	1,008,274	1,008,274
Warrants/Equity	—	—	5,161,466	5,161,466

Total	$—	$10,794,887	$606,120,206	$616,915,093

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Liability
Total return swap with Citibank, N.A.	$—	$—	$7,651,597	$7,651,597

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2013:

Type of Investment	Level 1	Level 2	Level 3	Total
Senior secured first lien term loans	$—	$—	$28,583,326	$28,583,326
Senior secured first lien notes	—	5,509,312	41,917,999	47,427,311
Senior secured second lien term loans	—	—	56,481,247	56,481,247
Senior secured second lien notes	—	—	5,254,676	5,254,676
Warrants/Equity	—	—	54,977	54,977

Total	$—	$5,509,312	$132,292,225	$137,801,537

Derivative Instrument-Long Exposure	Level 1	Level 2	Level 3	Total
Asset
Total return swap with Citibank, N.A.	$—	$—	$351,396	$351,396

	—	—	351,396	351,396

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2014 based off of fair value hierarchy at December 31, 2014:

	Senior Secured First Lien Notes	Senior Secured Second Lien Notes(2)	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2013	$40,826,149	$6,346,526	$28,583,326	$56,481,247	$54,977	$351,396	$132,643,621
Purchases	54,677,725	—	380,092,810	227,164,713	4,718,478	—	666,653,726
Sales	(44,270,385)	(5,257,512)	(73,295,027)	(59,601,135)	(80,692)	—	(182,504,751)
Transfers in/(out)	(8,765,921)	—	—	—	—	—	(8,765,921)
Amortization of discount/(premium)	(25,065)	9,741	107,134	232,377	—	—	324,187
Paid-in-kind interest income	—	—	114,379	—	268,401	—	382,780
Net realized gains (losses)	1,387,799	141,943	39,133	(29,992)	—	—	1,538,883
Net change in unrealized appreciation/ (depreciation)	(925,689)	(232,424)	(459,105)	(2,384,007)	200,302	(8,002,993)	(11,803,916)

Balance, December 31, 2014	$42,904,613	$1,008,274	$335,182,650	$221,863,203	$5,161,466	$(7,651,597)	$598,468,609

Change in net unrealized appreciation (depreciation) in investments held as of December 31, 2014(1)	$(612,315)	$(86,225)	$(752,448)	$(2,088,094)	$437,133	$(8,002,993)	$(11,104,942)

(1)	Amount is included in the related amount on investments and derivative instruments in the consolidated statements of operations.
(2)	Includes assets previously classified as senior secured first lien notes.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the year ended December 31, 2014, the Company recorded $8,765,921 in transfers from Level 3 to Level 2 due to an increase in observable inputs in market data and no other transfers between levels.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2013 based off of fair value hierarchy at December 31, 2013:

	Senior Secured First Lien Notes	Senior Secured Second Lien Notes	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Warrants/ Equity	Total Return Swap	Total
Balance, December 31, 2012	$18,214,286	$4,336,912	$1,962,630	$2,928,247	$15,115	$—	$27,457,190
Purchases	32,361,031	8,413,823	28,305,402	57,666,279	9,021	—	126,755,556
Sales	(8,618,478)	(8,218,562)	(1,665,340)	(4,372,805)	—	—	(22,875,185)
Transfers in	—	1,659,221	—	—	—	—	1,659,221
Transfers out	—	(1,508,330)	—	—	—	—	(1,508,330)
Amortization of discount/(premium)	(70,796)	7,674	3,929	5,556	—	—	(53,637)
Paid-in-kind interest income	—	—	580	—	—	—	580
Net realized gains	(306,571)	422,374	9,955	21,621	—	—	147,379
Net change in unrealized appreciation/ (depreciation)	338,527	141,564	(33,830)	232,349	30,841	351,396	1,060,847

Balance, December 31, 2013	$41,917,999	$5,254,676	$28,583,326	$56,481,247	$54,977	$351,396	$132,643,621

Change in net unrealized appreciation (depreciation) in investments still held as of December 31, 2013 (1)	$79,617	$90,431	$(33,858)	$221,794	$54,803	$351,396	$764,183

(1)	Amount is included in the related amount on investments and derivative instruments in the consolidated statements of operations.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the year ended December 31, 2013, the Company recorded $1,508,330 of transfers from Level 3 to Level 2 due to an increase in observable market data and $1,659,221, in transfers from Level 2 to Level 3 due to a decrease in observable market data.

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2014:

	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior secured first lien term loans	$335,182,650	Income approach (DCF)	Market yield	7.23% - 17.63% (10.60%	)
		Market Approach (Recent Acquisition Price)	Market yield	7.50% -13.03% (10.11%	)
Senior secured first lien notes	$42,904,613	Income approach (DCF)	Market yield	8.50% - 16.30% (11.02%	)
		Enterprise valuation analysis	EBITDA multiple(2) Estimated liquidation proceeds	4.00x - 8.00x (2.00x) $189.1M - $222.4M ($205.8M)
Senior secured second lien term loans	$221,863,203	Income approach (DCF)	Market yield	6.71% -15.27% (10.55%	)
		Market Approach (Recent Acquisition Price)	Recent arms-length transaction	8.50% -10.96% (10.32%	)
Senior secured second lien notes	1,008,274	Income approach (DCF)	Market yield	12.16% -12.16% (12.16%	)
Warrants/Equity	$5,161,466	Enterprise valuation analysis	Estimated liquidation proceeds	—
		Market approach (Guideline Comparable)	EBITDA multiple(2)	3.50x (14.00x	)
		Income Approach (DCF)	EBITDA multiple(2)	13.14% - 13.14% (13.14%	)
Total return swap	$(7,651,597)	Market Approach (Recent Acquisition Price)	Recent arms-length transaction	N/A
		Income approach (DCF)	Market yield of underlying assets	5.84% - 14.87% (8.43%	)

(1)	For purposes of the Company’s description of its valuation techniques in the table above, the prior year presentation has been updated to conform to that of the current year. In the prior year, the Company’s valuation technique of utilizing third party market yields to derive a discount rate in estimating the fair value of our debt investments was described as a market approach as it utilized third party yield data. In the current year, we have re-categorized this technique as an Income Approach (DCF). In the prior year, our valuation technique of estimating the fair value of our investments using EBITDA multiples was categorized as an Enterprise Valuation Analysis. In the current year we have re-categorized this technique as a Market Approach (Guideline Comparable).
(2)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2013:

	Fair Value	Valuation techniques(1)	Unobservable input(1)	Range (weighted average)
Senior secured first lien term loans	$28,583,326	Income approach (DCF)	Market yield	5.66% - 10.51% (9.52%)
Senior secured first lien notes	$41,595,255	Income approach (DCF)	Market yield	7.35% - 15.05% (10.22%)
	$322,744	Enterprise valuation analysis	Estimated liquidation proceeds	$189.0M - $222.4M
				($205.8M)
Senior secured second lien term loans	$56,481,247	Income approach (DCF)	Market yield	8.05% - 11.83% (9.65%)
Senior secured second lien notes	$5,254,676	Income approach (DCF)	Market yield	7.59% - 10.67% (9.23%)
Warrants/Equity	$54,977	Enterprise valuation analysis	EBITDA multiple(2)	5.00x (5.00x)
			Liquidation proceeds	$189.0M - $222.4M
				($205.8M)
Total return swap	$351,396	Income approach (DCF)	Market yield of underlying assets	5.16% - 10.18% (8.49%)

(1)	For purposes of the Company’s description of its valuation techniques in the table above, the prior year presentation has been updated to conform to that of the current year. In the prior year, the Company’s valuation technique of utilizing third party market yields to derive a discount rate in estimating the fair value of our debt investments was described as a market approach as it utilized third party yield data. In the current year, we have re-categorized this technique as an Income Approach (DCF). In the prior year, our valuation technique of estimating the fair value of our investments using EBITDA multiples was categorized as an Enterprise Valuation Analysis. In the current year we have re-categorized this technique as a Market Approach (Guideline Comparable).
(2)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Significant increases in market yields would result in significantly lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s warrants/equity investments are comparable company EBITDA multiples. Significant decreases in EBITDA multiples in isolation would result in significantly lower fair value measurements.

Note 5. Total Return Swap

On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor Funding LLC (“Arbor”), entered into a total return swap (“TRS”) with Citibank, N.A. (“Citibank”) that is indexed to a basket of loans.

The TRS with Citibank enables Arbor, to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans will not be directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank.

SIC Advisors acts as the investment manager of Arbor and has discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS are governed by an ISDA 2002 Master Agreement, the Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively establish the TRS, and are collectively referred to herein as the “TRS Agreement”. On March 21, 2014, the Company amended and restated its Confirmation Letter Agreement (the “Amended Confirmation Agreement”) with Citibank. The Amended Confirmation Agreement increases the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $100,000,000 to $200,000,000, and increased the interest rate payable to Citibank from LIBOR plus 1.30% per annum to LIBOR plus 1.35% per annum. Other than the foregoing, the Amended Confirmation Agreement did not change any of the other terms of the TRS.

On July 23, 2014, the Company, through Arbor, entered into the Second Amended and Restated Confirmation Letter Agreement (the “Second Amended Confirmation Agreement”) with Citi. The Second Amended Confirmation Agreement increases the maximum market value (determined at the time each such loan becomes subject to the TRS) of the portfolio of loans that Arbor may select from $200,000,000 to $350,000,000. Other than the foregoing, the Second Amended Confirmation Agreement did not change any of the other terms of the TRS.

Pursuant to the terms of the TRS Agreement, as amended by the Second Amended Confirmation Agreement, and subject to conditions customary for transactions of this nature, Arbor may select a portfolio of loans with a maximum market value (determined at the time each such loan becomes subject to the TRS) of $350,000,000, which is also referred to as the maximum notional amount of the TRS. Each individual loan, and the portfolio of loans taken as a whole, must meet criteria described in the Amended TRS Agreement. Arbor receives from Citibank a periodic payment on set dates that is based upon any coupons, both earned and accrued, generated by the loans underlying the TRS, subject to limitations described in the Amended TRS Agreement as well as any fees associated with the loans included in the portfolio. Arbor pays to Citibank interest at a rate equal to one-month LIBOR plus 1.35% per annum. In addition, upon the termination or repayment of any loan subject to the TRS, Arbor either receives from Citibank the appreciation in the value of such loan, or pays to Citibank any depreciation in the value of such loan.

Citibank may terminate the TRS on or after the second anniversary of the effectiveness of the TRS. SIC Advisors may terminate the TRS on behalf of Arbor at any time upon providing 10 days prior notice to Citibank. Any termination by SIC Advisors on behalf of Arbor prior to the second anniversary of the effectiveness of the TRS will result in payment of an early termination fee to Citibank. The early termination fee shall equal the present value of the following two cash flows: (a) interest payments at a rate equal 1.35% based on 70% of the maximum notional amount of $350,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS and (b) interest payments at a rate equal to 0.15% based on the maximum notional amount of $350,000,000, payable from the later of the first anniversary of the effectiveness of the TRS or the termination date until the second anniversary of the effectiveness of the TRS.

Arbor is required to pay a minimum usage fee in connection with the TRS of 1.35% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee will not apply during the first 365 days and last 60 days of the term of the TRS. Arbor will also pay Citibank customary fees in connection with the establishment and maintenance of the TRS. During the years ended December 31, 2014 and 2013, Arbor did not pay any minimum usage fees.

Arbor is required to initially cash collateralize a specified percentage of each loan (generally 25% to 35% of the market value of such loan) included under the TRS in accordance with margin requirements described in the Amended TRS Agreement. As of December 31, 2014 and 2013, Arbor has posted $56,877,928 and $6,706,159, respectively, in collateral to Citibank in relation to the TRS which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap. Arbor may be required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the Amended TRS Agreement are non-recourse to the Company and the Company’s exposure under the Amended TRS Agreement is limited to the value of the Company’s investment in Arbor, which generally equals the value of cash collateral provided by Arbor under the Amended TRS Agreement.

In connection with the TRS, Arbor has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default and termination events included in the form ISDA 2002 Master Agreement, the Amended TRS Agreement contains the following termination events: (a) a failure to satisfy the portfolio criteria for at least 30 days; (b) a failure to post initial cash collateral or additional collateral as required by the Amended TRS Agreement; (c) a default by Arbor or the Company with respect to indebtedness in an amount equal to or greater than the lesser of $10,000,000 and 2% of the Company’s net asset value at such time; (d) a merger of Arbor or the Company meeting certain criteria; (e) the Company or Arbor amending their respective constituent documents to alter their investment strategy in a manner that has or could reasonably be expected to have a material adverse effect; and (f) SIC Advisors ceasing to be the investment manager of Arbor or to have authority to enter into transactions under the Amended TRS Agreement on behalf of Arbor, and not being replaced by an entity reasonably acceptable to Citibank. As of December 31, 2014 and 2013 the Company did not have any derivatives with contingent features in net liability positions. Therefore, if a trigger event had occurred, no amount would have been required to be posted by the Company.

The Company’s maximum credit risk exposure as of December 31, 2014 and 2013 is $56,877,928 and $6,706,159, respectively, which is recorded on the consolidated statements of assets and liabilities as cash collateral on total return swap.

The Company’s receivable from Citibank represents realized amounts from payments on underlying loans in the total return swap portfolio which as of December 31, 2014 and 2013 were $1,095,582 and $155,317, respectively, which is recorded on the consolidated statements of assets and liabilities as receivable due on total return swap. The Company does not offset collateral posted in relation to the TRS with any unrealized appreciation or depreciation outstanding in the consolidated statements of assets and liabilities as of December 31, 2014 or December 31, 2013.

Transactions in total return swap contracts during the years ended December 31, 2014 and 2013 resulted in and $6,387,860 and $155,317 in realized gains/(losses) and $(8,002,993) and $351,396 in unrealized gains/(losses), respectively, which is recorded on the consolidated statements of operations.

The Company only held one derivative position as of the year ended December 31, 2014 and 2013 and the derivative held is subject to a netting arrangement. The following table represents the Company’s gross and net amounts after offset under Master Agreements (“MA”) of the derivative assets and liabilities presented by derivative type net of the related collateral pledged by the Company as of December 31, 2014 and 2013:

	Gross Derivative Assets/ (Liabilities) Subject to MA	Derivative Amount Available for Offset	Net Amount Presented in the Consolidated Statements of Assets and Liabilities	Cash Collateral Received	Net Amount of Derivative Assets/(Liabilities)
December 31, 2014
Total Return Swap(1)	$(7,651,597)	$—	$(7,651,597)	$—	$(7,651,597)

December 31, 2013
Total Return Swap(1)	$351,396	$—	$351,396	$—	$351,396

(1)

Cash was posted for initial margin requirements for the total return swap as of December 31, 2014 and 2013 and is reported on the consolidated statements of assets and liabilities as cash collateral on total return swap.

The following represents the volume of the Company’s derivative transactions during the years ended December 31, 2014 and 2013:

	Year ended December 31
	2014	2013
Average notional par amount of contracts	$141,623,592	$13,545,525	(1)

(1)	Position was open for four months during the year ended December 31, 2013.

The following is a summary of the TRS reference assets as of December 31, 2014:

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
Answsers Corporation	Electronics	Senior Secured First Lien Term loans	LIBOR + 5.250%, 1.00% Floor	10/1/2021	15,000,000	$14,475,000	$14,212,500	$(262,500)
ANVC Merger Corp.	Aerospace and Defense	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.00% Floor	2/18/2021	4,962,500	4,912,875	4,863,250	(49,625)
AP Gaming I, LLC	Electronics	Senior Secured Second Lien Term loans	LIBOR + 8.250%, 1.000% Floor	12/18/2020	6,699,375	6,498,394	6,665,878	167,484
Asurion Corporation	Insurance	Senior Secured Second Lien Term loans	LIBOR + 3.750%, 1.25% Floor	5/24/2019	9,897,301	9,896,070	9,754,186	(141,884)
Atkore International, Inc.	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured Second Lien Term loans	LIBOR + 6.750%, 1.00% Floor	10/9/2021	10,000,000	10,032,500	9,750,000	(282,500)
Bowlmore AMF Corporation	Broadcasting and Entertainment	Senior Secured First Lien Term loans	LIBOR + 6.250%, 1.00% Floor	9/18/2021	9,000,000	8,865,000	8,820,000	(45,000)
Collective Brands Finance Inc.	Retail Stores	Senior Secured First Lien Term loans	LIBOR + 4.000%, 1.00% Floor	3/11/2021	5,970,000	5,947,613	5,432,700	(514,913)
Encompass Digital Media, Inc.	Broadcasting and Entertainment	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.000% Floor	6/6/2021	4,987,500	4,962,563	4,943,859	(18,704)
Fieldwood Energy LLC	Oil and Gas	Senior Secured First Lien Term loans	LIBOR + 7.125%, 1.250% Floor	9/30/2020	4,246,305	4,317,500	3,075,557	(1,241,943)
Flexera Software, Inc.	Electronics	Senior Secured Second Lien Term loans	LIBOR + 7.000%, 1.000% Floor	4/2/2021	2,250,000	2,266,875	2,183,667	(83,208)
Genex Services, Inc.	Insurance	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.000% Floor	5/21/2021	1,995,000	1,985,025	1,977,544	(7,481)
Hudson Products Holdings, Inc.	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured First Lien Term loans	LIBOR + 4.000%, 1.000% Floor	3/15/2019	1,975,000	1,965,125	1,897,639	(67,486)
Iqor US, Inc.	Diversified/ Conglomerate Service	Senior Secured First Lien Term loans	LIBOR + 5.00%, 1.000% Floor	4/1/2021	7,746,032	7,591,111	7,126,349	(464,762)
Isola USA	Electronics	Senior Secured First Lien Term loans	LIBOR + 8.250%, 1.000% Floor	11/23/2018	3,925,000	3,866,125	3,962,768	96,643
Livingston International, Inc.	Cargo Transport	Senior Secured Second Lien Term loans	LIBOR + 7.750%, 1.250% Floor(1)(3)	4/16/2020	1,954,783	1,969,443	1,879,187	(90,256)
Maxim Crane Works LP	Diversified/ Conglomerate Service	Senior Secured Second Lien Term loans	LIBOR + 9.250%, 1.000% Floor	11/26/2018	3,500,000	3,567,500	3,517,500	(50,000)
Mohegan Tribal Gaming	Hotels, Motels, Inns and Gaming	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.000% Floor	11/19/2019	1,985,000	1,965,150	1,903,833	(61,317)

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
Nine West Holdings, Inc.	Retail Stores	Senior Secured First Lien Term loans	LIBOR + 3.750%, 1.000% Floor	10/8/2019	5,985,000	5,970,038	5,588,494	(381,544)
Packaging Coordinators, Inc.	Containers, Packaging, and Glass	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.000% Floor	8/1/2021	5,000,000	4,950,000	4,812,500	(137,500)
Pharmed Group Corporation	Healthcare, Education, and Childcare	Senior Secured First Lien Term loans	LIBOR + 3.250%, 1.000% Floor	1/28/2021	485,000	482,575	468,834	(13,741)
Pharmed Group Corporation	Healthcare, Education, and Childcare	Senior Secured Second Lien Term loans	LIBOR + 6.750%, 1.000% Floor	1/28/2022	5,000,000	4,975,000	4,937,500	(37,500)
Polymer Group, Inc.	Containers, Packaging, and Glass	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.000% Floor	12/19/2019	3,979,360	3,974,397	3,914,695	(59,702)
Preferred Sands Holding Company, LLC	Mining, Steel, Iron, and Nonprecious Metals	Senior Secured First Lien Term loans	LIBOR + 5.750%, 1.000% Floor	7/31/2020	7,000,000	6,930,000	5,775,000	(1,155,000)
Sungard Availability Services Capital, Inc.	Diversified/ Conglomerate Service	Senior Secured First Lien Term loans	LIBOR + 5.000%, 1.000% Floor	3/31/2019	11,940,000	11,887,763	10,578,840	(1,308,923)
Tensar Corp.	Diversified/ Conglomerate Manufacturing	Senior Secured First Lien Term loans	LIBOR + 4.750%, 1.000% Floor	7/9/2021	12,000,000	11,880,000	10,740,000	(1,140,000)
Thomson Multimedia	Printing and Publishing	Senior Secured First Lien Term loans	LIBOR + 6.000%, 1.000% Floor	3/31/2020	5,970,000	6,073,281	5,902,838	(170,443)
Travelclick, Inc.	Hotels, Motels, Inns and Gaming	Senior Secured First Lien Term loans	LIBOR + 4.500%, 1.250% Floor	5/12/2021	14,963,449	14,813,815	14,738,998	(74,817)
Tribune Publishing Co.	Printing and Publishing	Senior Secured First Lien Term loans	LIBOR + 4.750%, 1.000% Floor	8/4/2021	10,000,000	9,920,000	9,850,000	(70,000)
Viking Acquisition, Inc.	Automobile	Senior Secured First Lien Term loans	LIBOR + 4.250%, 1.250% Floor	11/5/2016	3,660,571	3,665,146	3,613,276	(51,870)
Visant Corporation	Diversified/ Conglomerate Manufacturing	Senior Secured First Lien Term loans	LIBOR + 6.000%, 1.000% Floor	9/23/2021	15,000,000	14,700,000	14,550,000	(150,000)
YP, LLC	Diversified/ Conglomerate Services	Senior Secured First Lien Term loans	LIBOR + 6.750%, 1.250% Floor	6/4/2018	4,260,870	4,292,826	4,268,709	(24,117)
YRC Worldwide, Inc.	Cargo Transport	Senior Secured First Lien Term loans	LIBOR + 7.000%, 1.000% Floor	2/13/2019	9,937,437	9,925,124	9,831,902	(93,222)

						$209,523,834	$201,538,003	$(7,985,831)
Total accrued interest income, net of expenses								334,234

Total unrealized depreciation on total return swap								$(7,651,597)

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.

The following is a summary of the TRS reference assets as of December 31, 2013:

Company(1)	Industry	Type of Investment	Coupon Rate	Maturity	Par Amount	Initial Notional Cost(2)	Fair Value	Unrealized Appreciation (Depreciation)
AMF Bowling Worldwide, Inc.	Broadcasting and Entertainment	Senior Secured First Lien Term Loan	LIBOR + 7.500%, 1.250% Floor	6/29/2018	2,981,250	$2,966,345	$2,988,703	$22,358
AP Gaming I, LLC	Electronics	Senior Secured First Lien Term Loan	LIBOR + 8.250%, 1.000% Floor(3)	12/18/2020	6,750,000	6,547,500	6,581,250	33,750
El Pollo Loco Inc.	Personal, Food, and Miscellaneous Services	Senior Secured Second Lien Term Loan	LIBOR + 8.500%, 1.000% Floor	4/9/2019	1,500,000	1,485,000	1,507,500	22,500
Fieldwood Energy LLC	Oil and Gas	Senior Secured Second Lien Term Loan	LIBOR + 7.125%, 1.250% Floor	9/30/2020	1,000,000	970,000	1,020,000	50,000
Greenway Medical Technologies, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loan	LIBOR + 5.000%, 1.000% Floor	11/2/2020	1,500,000	1,485,000	1,492,500	7,500
Isola USA	Diversified/ Conglomerate Service	Senior Secured First Lien Term Loan	LIBOR + 8.250%, 1.000% Floor	11/23/2018	4,000,000	3,940,000	4,020,000	80,000
Livingston International, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured Second Lien Term Loan	LIBOR + 7.750%, 1.250% Floor(1)(4)	4/18/2020	1,954,783	1,969,443	1,976,813	7,370
Maxim Crane Works Holdings, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan	LIBOR + 9.250%, 1.000% Floor(3)	11/26/2018	500,000	492,500	501,250	8,750
McGraw-Hill Companies, Inc.	Healthcare, Education, and Childcare	Senior Secured First Lien Term Loan	LIBOR + 7.750%, 1.250% Floor	3/22/2019	1,994,987	2,024,912	2,029,062	4,150
Mohegan Tribal Gaming Authority	Hotels, Motels, Inns, and Gaming	Senior Secured First Lien Term Loan	LIBOR + 4.500%, 1.000% Floor	11/19/2019	2,000,000	1,980,000	2,028,760	48,760
Polymer Group Inc.	Containers, Packaging, and Glass	Senior Secured First Lien Term Loan	LIBOR + 4.250%, 1.000% Floor(3)	12/13/2019	1,000,000	995,000	1,004,380	9,380

						$24,855,700	$25,150,218	$294,518
Total accrued interest income, net of expenses								56,878

Total unrealized appreciation on total return swap								$351,396

(1)	All investments are domiciled in the United States except for Livingston International, Inc., which is domiciled in Canada.
(2)	Represents the initial amount of par of an investment in which the TRS is referenced.
(3)	The referenced asset or portion thereof is unsettled as of December 31, 2013.
(4)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.

Note 6. Borrowings

As a BDC, the Company is only allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.

The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s margin borrowings are estimated based upon market interest rates for its own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. The Company’s debt obligation is recorded at its carrying value, which approximates fair value. As of December 31, 2014, Alpine’s borrowings under the Alpine Credit Facility totaled $121,500,000 and was recorded as part of revolving credit facility payable on the consolidated statements of assets and liabilities.

Prime Brokerage Agreement

Prior to December 4, 2013 the Company maintained a prime brokerage account and margin borrowing facility (the “Margin Facility”) with Barclays Capital Inc. (“Barclays”) for investment purposes that was based on the fair value of investments held at Barclays as determined by Barclays. The prime brokerage account and margin borrowing facility was closed on December 4, 2013.

ING Credit Facility

On November 24, 2014, the Company entered into Amendment 3 to its existing senior secured syndicated revolving credit facility (the “ING Credit Facility”) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility matures on December 4, 2017 and is secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in a Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among the Company, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also includes usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.

The ING Credit Facility allows for the Company, at its option, to borrow money at a rate of either (i) an alternate base rate plus 1.75% per annum or (ii) LIBOR plus 2.75% per annum. The interest rate margins are subject to certain step-downs upon the satisfaction of certain conditions described in the Revolving Credit Agreement. The alternate base rate will be the greatest of (i) the U.S. Prime Rate set forth in the Wall Street Journal, (ii) the federal funds effective rate plus 1/2 of 1%, and (iii) three month LIBOR plus 1%. As of December 31, 2014, the commitment under the ING Credit Facility was $150,000,000, and the ING Credit Facility includes an accordion feature that allows for potential future expansion of the ING Credit Facility up to a total of $500,000,000. Availability of loans under the ING Credit Facility is linked to the valuation of the collateral pursuant to a borrowing base mechanism.

The Company is also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee is (i) 0.50% for the initial six month period commencing on the closing date and (ii) thereafter, 1% of the aggregate unused commitments if the used portion of the aggregate commitments is less than or equal to 35% of the aggregate commitments, or 0.50% if the used portion of the aggregate commitments is greater than 35% of the aggregate commitments. The ING Credit Facility provides that the Company may use the proceeds of the facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.

Borrowings under the Revolving Credit Agreement are subject to, among other things, a minimum borrowing base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Agreement. The ING Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for the Revolving Credit Agreement also include default provisions, such as the failure to make timely payments under the Revolving Credit Agreement, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Credit Agreement, which, if not complied with, could accelerate repayment under the Revolving Credit Agreement, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

In connection with the security interest established under the Security Agreement, the Company, ING Capital LLC, in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as the Company’s custodian, entered into a Control Agreement dated as of December 4, 2013 (the “Control Agreement”), in order to, among other things, perfect the security interest granted pursuant to the Security Agreement in, and provide for control over, the related collateral.

As of December 31, 2014 and 2013 the carrying amount of the Company’s borrowings under the ING Credit Facility approximated their fair value. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the ING Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2014 and 2013, the ING Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of December 31, 2014 and 2013, $1,992,919 and $1,150,139 of financing costs related to the ING Credit Facility have been capitalized and are being amortized over the respective terms, respectively. For the years ended December 31, 2014 and 2013, the Company recorded $2,653,616 and $215,059, respectively, of interest and financing expenses related to the ING Credit Facility, of which $2,049,638 and $179,505 was attributable to interest and $603,978 and $35,554 was attributable to amortization of deferred financing costs, respectively. As of December 31, 2014 and 2013, the Company’s outstanding borrowings under the ING Credit Facility were $115,000,000 and $16,000,000, respectively. For the year ended December 31, 2014, the Company’s weighted average outstanding debt balance and interest rate on the ING Credit Facility was $58,538,462 and 3.2%, respectively. For the year ended December 31, 2013, the Company’s weighted average outstanding debt balance and interest rate on the ING Credit Facility was $1,008,219 and 0.2%, respectively.

Alpine Credit Facility

On July 23, 2014, the Company’s newly-formed, wholly-owned, special purpose financing subsidiary, Alpine Funding LLC (“Alpine”), entered into a revolving credit facility (the “Alpine Credit Facility”) pursuant to a Loan Agreement with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors LLC, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto (the “Loan Agreement”). Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in substantially all of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.

The Alpine Credit Facility provides for borrowings in an aggregate principal amount up to $150,000,000 on a committed basis. Borrowings under the Alpine Credit Facility are subject to compliance with a net asset value coverage ratio with respect to the current value of Alpine’s portfolio and various eligibility criteria must be satisfied with respect to the initial acquisition of each loan in Alpine’s portfolio. Any amounts borrowed under the Alpine Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on January 23, 2019.

Pricing under the Alpine Credit Facility for each one month calculation period is based on the London Interbank Offered Rate (“LIBOR”) for an interest period of one month, plus a spread of 3.25% per annum. If LIBOR is unavailable, pricing will be determined at the prime rate offered by JPMorgan or the federal funds effective rate, plus a spread of 3.25% per annum. Interest is payable monthly in arrears. Beginning February 22, 2015, Alpine will be required to pay a non-usage fee equal to 0.50% on the average daily unused amount of the financing commitments to the extent the aggregate principal amount available under the Alpine Credit Facility has not been borrowed. Alpine also paid a set-up fee and incurred certain other customary costs and expenses in connection with obtaining the Alpine Credit Facility.

Borrowings of Alpine will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940 Act, as amended, applicable to business development companies.

Pursuant to a Sale and Contribution Agreement entered into between the Company and Alpine (the “Sale Agreement”) in connection with the Alpine Credit Facility, the Company may sell loans or contribute cash or loans to Alpine from time to time and will retain a residual interest in any assets contributed through its ownership of Alpine or will receive fair market value for any assets sold to Alpine. In certain circumstances the Company may be required to repurchase certain loans sold to Alpine. In addition to the acquisition of loans pursuant to the Sale Agreement, Alpine may purchase additional assets from various sources. Alpine has appointed SIC Advisors LLC to manage its portfolio of assets pursuant to the terms of a Portfolio Management Agreement between SIC Advisors LLC and Alpine.

As of December 31, 2014, the carrying amount of the Company’s borrowings under the Alpine Credit Facility approximated the fair value. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowing under the Alpine Credit Facility is estimated based upon market interest rates of the Company’s borrowing or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2014, the Alpine Credit Facility would be deemed to be Level 3, as defined in Note 4.

As of December 31, 2014, $1,050,000 of financing costs related to the Alpine Credit Facility has been capitalized and is being amortized over the respective terms. For the year ended December 31, 2014, the Company recorded $1,192,092 of interest and financing expenses related to the Alpine Credit Facility, of which $1,088,751 was attributable to interest and $103,341 was attributable to amortization of deferred financing costs. As of December 31, 2014, the Company’s outstanding borrowing under the Alpine Credit Facility was $121,500,000. For the year ended December 31, 2014, the weighted average outstanding debt balance and interest rate on the Alpine Credit Facility was $34,730,769 and 1.6%.

Note 7. Agreements

Investment Advisory Agreement

On April 15, 2012, the Company entered into an investment advisory agreement (“IAA”) with SIC Advisors to manage the Company’s investment activities. The IAA became effective as of April 17, 2012, the date that the Company met its minimum offering requirement. Pursuant to the 1940 Act, the initial term of the IAA was for two years from its effective date, with one-year renewals subject to approval by the Company’s board of directors, a majority of whom must be independent directors. On March 12, 2014, the Company’s board of directors approved the renewal of the IAA for an additional one-year term at an in-person meeting. Pursuant to the IAA, SIC Advisors implements the Company’s business strategy on a day-to-day basis and performs certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the IAA, the Company has agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. For the first quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee is calculated based on the gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter are appropriately prorated. For the years ended December 31, 2014, 2013, and 2012, the Company recorded an expense for base management fees of $8,976,657, $1,906,386, and $319,530, respectively, of which $3,271,387, $814,655, and $171,317 were payable at December 31, 2014, 2013, and 2012, respectively.

The incentive fee consists of the following two parts:

An incentive fee on net investment income (“subordinated incentive fee on income”) is calculated and payable quarterly in arrears and is based upon pre-incentive fee net investment income for the immediately preceding quarter. No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter (the “Preferred Quarterly Return”). All pre-incentive fee net investment income, if any, that exceeds the Preferred Quarterly Return, but is less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, will be payable to SIC Advisors. The Company refers to this portion of its Subordinated Incentive Fee on Income as the “Catch Up”. It is intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the Subordinated Incentive Fee on Income shall equal 20% of the amount of pre-incentive fee net investment income, because the Preferred Quarterly Return and Catch Up will have been achieved. There is no incentive on net investment income earned on the TRS.

A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the IAA is in effect. If the IAA is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. Incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis. There is no capital gains incentive fee earned on the TRS.

Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the IAA. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.

For the years ended December 31, 2014, 2013, and 2012, the Company recorded a change in provisional capital gains incentive fee of $(183,617), $182,989, $628, respectively. As of December 31, 2014, 2013, and 2012, the Company recorded a provisional capital gains incentive fee payable of $0, $182,989 and $628, respectively.

Prior to June 2, 2014, SIC Advisors bore all organizational and offering expenses, as defined in the IAA, on behalf of the Company until the Company’s gross proceeds in connection with the sale of its common stock exceeded $300,000,000. As of June 2, 2014, the Company is responsible for all ongoing organization and offering expenses.

Pursuant to the terms of the IAA, the Company has agreed to reimburse SIC Advisors for any such organizational and offering expenses incurred by SIC Advisors (“O&O Reimbursable Expenses”) not to exceed 1.25% of the gross subscriptions raised by the Company over the course of the offering period, which is currently scheduled to terminate April 17, 2016, unless further extended.

In the event that other organizational and offering expenses exceed 5.25% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering or other organizational and offering expenses, together with selling commissions, dealer manager fees and any discounts paid to members of the Financial Industry Regulatory Authority, exceed 15% of the gross proceeds from the sale of shares of the Company’s common stock pursuant to its public offering or one or more private offerings at the time of the completion of the offering, then SIC Advisors shall be required to pay without reimbursement from the Company, or, if already paid by the Company, reimburse the Company, for amounts exceeding such 5.25% and 15% limit, as appropriate.

For the years ended December 31, 2014 and 2013, and the period from June 13, 2011 (inception) through December 31, 2012, SIC Advisors incurred O&O Reimbursable Expenses of $1,880,248, $1,066,517, and $2,984,676, respectively. Of the total $5,931,441 O&O Reimbursable Expenses incurred from inception through December 31, 2014, $4,599,762, $1,784,559, and $272,205 were recorded as reimbursement expense to SIC Advisors during the years ended December 31, 2014, 2013, and 2012, respectively. For the years ended December 31, 2014, 2013 and 2012 the Company made reimbursement payments to SIC Advisors of $4,640,250, $1,761,943 and $328,132, respectively. As of December 31, 2014 and 2013, $73,799 and $33,311 have been accrued and are reflected in the consolidated statements of assets and liabilities as part of due to affiliate, respectively. The remaining unreimbursed amount will be eligible for reimbursement to the extent the Company receives subscriptions until April 17, 2016, which is the currently scheduled date that the offering period ends, unless it is extended. O&O Reimbursable Expenses paid for by SIC Advisors and reimbursed by the Company will be expensed on the Company’s consolidated statements of operations.

Administration Agreement

On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnishes the Company with administrative services necessary to conduct its day-to-day operations. On March 12, 2014, the Company’s board of directors approved the renewal of the Administration Agreement for an additional one-year term at an in-person meeting. Medley Capital LLC is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company does not reimburse Medley Capital LLC for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors. For the years ended December 31, 2014, 2013 and 2012, the Company recorded an expense of $1,300,971, $592,585, and $375,677, relating to administrator expenses. As of December 31, 2014 and 2013, the Company had $450,058 and $152,162 in administrator expenses payable, respectively.

Expense Support and Reimbursement Agreement

On June 29, 2012, the Company entered into an Expense Support and Reimbursement Agreement (the “Expense Support Agreement”) with SIC Advisors. Pursuant to the Expense Support Agreement, SIC Advisors has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions paid to the Company’s stockholders in each month, less the sum of the Company’s net investment income, the Company’s net realized capital gains and dividends paid to the Company from its portfolio companies during such period (“Expense Support Reimbursement”). To the extent that no dividends or other distributions are paid to the Company’s stockholders in any given month, then the Expense Support Reimbursement for such month shall be equal to such amount necessary in order for Available Operating Funds for the month to equal zero. The terms of the Expense Support Agreement commenced as of the date that the Company’s registration statement was declared effective by the SEC and continued monthly thereafter until December 31, 2012. Most recently, on December 9, 2014, the Company’s board of directors approved an extension of the Expense Support Agreement through June 30, 2015.

Pursuant to the Expense Support Agreement, the Company has a conditional obligation to reimburse SIC Advisors for any amounts funded by SIC Advisors under the Expense Support Agreement if, and only to the extent that, during any fiscal quarter occurring within three years of the date on which SIC Advisors incurred a liability for such amount, the sum of the Company’s net investment income, the Company’s net capital gains and the amount of any dividends and other distributions paid to the Company from its portfolio companies, to the extent not included in net investment income or net capital gains for tax purposes, exceeds the distributions paid by the Company to stockholders. The purpose of the Expense Support Agreement is to avoid such distributions being characterized as returns of capital for GAAP purposes, to the extent possible, and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

Pursuant to the Expense Support Agreement, the Company will reimburse SIC Advisors for expense support payments it previously made following any calendar quarter in which the Company received net investment income, net capital gains and dividends from its portfolio companies in excess of the distributions paid to the Company’s stockholders during such calendar quarter (the “Excess Operating Funds”). Any such reimbursement will be made within three years of the date that the expense support payment obligation was incurred by SIC Advisors, subject to the conditions described below. The amount of the reimbursement during any calendar quarter will equal the lesser of (i) the Excess Operating Funds received during the quarter and (ii) the aggregate amount of all expense payments made by SIC Advisors that have not yet been reimbursed. In addition, the Company will only make reimbursement payments if its “operating expense ratio” (as described in footnote 1 to the table below) is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of its regular cash distributions to the Company’s stockholders is equal to or greater than the annualized rate of the Company’s regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

For the years ended December 31, 2014, 2013 and 2012, the Company recorded net Expense Support Reimbursements of $5,222,096, $3,939,251, and $1,465,910, respectively, on the consolidated statements of operations and gross Expense Support Reimbursements of $6,759,600 for the year ended December 31, 2014. As of December 31, 2014 and 2013, the Company recorded $6,995,930 and $2,592,989, respectively, in its consolidated statements of assets and liabilities as due from affiliate relating to the Expense Support Agreement. Repayments of amounts paid by SIC Advisors to the Company under the Expense Support Agreement will be accrued as they become probable and estimable. The Company may only remit payment to SIC Advisors for Expense Support Reimbursements to the extent that the Company’s excess net income eligible for reimbursement (i) does not cause the Operating Expense Ratio to exceed such ratio in effect at the time that the original Expense Payment Obligation was incurred, and (ii) to the extent that the current Annualized Distribution Rate is not below such rate in effect at the time that the original Expense Payment Obligation was incurred. The Company refers to Expense Support Reimbursements that are eligible for reimbursement to SIC Advisors by virtue of having satisfied the conditions described above as a “Crystalized Reimbursement.” For the year ended December 31, 2014, the Company recorded $1,623,963 in Crystalized Reimbursement. From inception through December 31, 2013, the Company did not record any Crystalized Reimbursements. As of December 31, 2014, 2013, and 2012, the total amounts eligible for reimbursement of the Company to SIC Advisors was $10,540,799, $5,405,162 and $1,465,910, respectively.

The following table provides information regarding liabilities incurred by SIC Advisors pursuant to the Expense Support Agreement as well as other information relating to the Company’s ability to reimburse SIC Advisors for such payments:

Quarter Ended	Amount of Expense Payment Obligation	Amount Repaid to SIC Advisors	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2012	$454,874	$454,874	6.13%	8.00%	June 30, 2015
September 30, 2012	437,303	437,303	4.05%	8.00%	September 30, 2015
December 31, 2012	573,733	573,733	3.91%	8.00%	December 31, 2015
March 31, 2013	685,404	35,028	1.71%	8.00%	March 31, 2016
June 30, 2013	732,425	—	1.00%	7.84%	June 30, 2016
September 30, 2013	1,262,848	—	0.83%	7.84%	September 30, 2016
December 31, 2013	1,258,575	—	0.45%	7.84%	December 31, 2016
March 31, 2014	1,313,470	—	0.45%	7.80%	March 31, 2017
June 30, 2014	2,143,066	—	0.38%	7.80%	June 30, 2017
September 30, 2014	1,717,593	123,025	0.38%	7.77%	September 30, 2017
December 31, 2014	1,585,471	—	0.47%	8.00%	December 31, 2017

(1)

“Operating Expense Ratio” is as of the date the expense support payment obligation was incurred by SIC Advisors and includes all expenses borne by the Company, except for organizational and offering expenses, base management and incentive fees owed to SIC Advisors, and interest expense, as a percentage of net assets.

(2)

“Annualized Distribution Rate” equals the annualized rate of distributions paid to stockholders based on the amount of the regular cash distribution paid immediately prior to the date the expense support payment obligation was incurred by SIC Advisors. “Annualized Distribution Rate” does not include special cash or stock distributions paid to stockholders.

Note 8. Related Party Transactions

On October 19, 2011, SIC Advisors entered into a subscription agreement to purchase 110.80 shares of common stock for cash consideration of $1,000. The consideration represents $9.025 per share.

On March 31, 2012, SIC Advisors entered into a subscription agreement to purchase 1,108,033.24 shares of common stock for cash consideration of $10,000,000. The purchase was made on April 17, 2012. The consideration represents $9.025 per share.

Due from affiliate relates to amounts due from SIC Advisors pursuant to the Expense Support Agreement as discussed in Note 7.

Due to affiliate relates to reimbursements of organizational and offering expenses pursuant to the IAA paid to SIC Advisors as discussed in Note 7.

An affiliate of the Company’s dealer manager has an ownership interest in SIC Advisors.

Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients or affiliated funds. As a BDC, the Company was substantially limited in its ability to co-invest in privately negotiated transactions with affiliated funds until it obtained an exemptive order from the SEC on November 25, 2013 (the “Exemptive Order”). The Exemptive Order permits the Company to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Medley LLC, the parent company of SIC Advisors, or an investment adviser controlled by Medley LLC, in a manner consistent with its investment objective, strategies and restrictions, as well as regulatory requirements and other pertinent factors. Co-investment under the Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Company’s board of directors determines that it would be advantageous for the Company to co-invest in a manner described in the Exemptive Order. Before receiving the Exemptive Order, the Company only participated in co-investments that were allowed under existing regulatory guidance, such as syndicated loan transactions where price was the only negotiated term, which limited the types of investments that the Company could make. Please refer to footnote 4 to the consolidated schedule of investments as of December 31, 2014 for disclosures regarding securities also held by affiliated funds.

Note 9. Directors Fees

The Company’s independent directors receive an annual retainer fee of $30,000 and further receive a fee of $2,500 ($1,000 for telephonic attendance) for each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the chairman of the audit committee receives an annual retainer of $10,000, while the chairman of any other committee receives an annual retainer of $2,500. For the years ended December 31, 2014, 2013, and 2012, the Company recorded directors’ fees expenses of $174,600, $154,084, and $146,861, respectively, of which $0, $0, and $40,081 was payable at December 31, 2014, 2013, and 2012, respectively.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260 – Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31,:

	2014	2013	2012
Net increase/(decrease) in net assets from operations	$14,052,250	$6,280,786	$493,170
Weighted average common shares outstanding	35,425,825	7,426,660	1,031,621
Earnings per common share-basic and diluted	$0.40	$0.85	$0.48
Note 11. Commitments and Contingencies

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2014 the Company had $12,625,200 unfunded commitments under loan and financing agreements. As of December 31, 2013 the Company had no unfunded commitments under loan and financing agreements.

	As of
	December 31, 2014	December 31, 2013
AM3 Pinnacle Corporation	$144,424	$—
Nation Safe Drivers Holdings, Inc.	2,440,421	—
Oxford Mining Company, LLC	8,135,593	—
Pegasus Solutions, Inc.	1,904,762	—

Total	$12,625,200	$—

Note 12. Other Fee Income

The other fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, transaction break-up fee and other miscellaneous fees. The following tables summarize the Company’s other fee income for the years ended December 31:

	2014	2013	2012
Origination fee	$6,495,134	$311,145	$6,750
Prepayment fee	889,548	29,900	—
Amendment fee	214,517	273,930	—
Administrative agent fee	26,738	1,726	—
Other fees	317,923	3,160	—

Other fee income	$7,943,860	$619,861	$6,750

Note 13. Distributions and Share Repurchase Plan Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company’s board of directors.

The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which the Company’s common stockholders may elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. As a result, if the Company declares a cash dividend or other distribution, each stockholder that has “opted in” to the Company’s reinvestment plan will have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. For the year ended December 31, 2014, the Company distributed a total of $28,792,495, of which, $15,631,945 was in cash and $13,160,550 was in the form of common shares associated with the DRIP. For the year ended December 31, 2013, the Company distributed a total of $6,032,061, of which, $3,915,000, was in cash and $2,117,061 was in the form of common shares associated with the DRIP. For the year ended December 31, 2012, the Company distributed a total of $637,330, of which, $557,132, was in cash and $80,198 was in the form of common shares associated with the DRIP.

The following table reflects the cash distributions per share that the Company declared or paid to its stockholders since it commenced operations in April 2012. Stockholders of record as of each respective record date were entitled to receive the distribution.

Record Date	Payment Date	Amount per share
July 13 and 31, 2012	August 1, 2012	$0.03333
August 15 and 31, 2012	September 4, 2012	0.03333
September 14 and 28, 2012	October 1, 2012	0.03333
October 15 and 30, 2012	October 31, 2012	0.03333
November 15 and 29, 2012	November 30, 2012	0.03333
December 14 and 28, 2012	December 31, 2012	0.03333
January 15 and 31, 2013	January 31, 2013	0.03333
February 15 and 28, 2013	February 28, 2013	0.03333
March 15 and 29, 2013	March 29, 2013	0.03333
April 15 and 30, 2013	April 30, 2013	0.03333
May 15 and 31, 2013	May 31, 2013	0.03333
June 14 and 28, 2013	June 28, 2013	0.03333
July 15 and 31, 2013	July 31, 2013	0.03333
August 15 and 30, 2013	August 30, 2013	0.03333
September 13 and 30, 2013	September 30, 2013	0.03333
October 15 and 31, 2013	October 31, 2013	0.03333
November 15 and 29, 2013	November 29, 2013	0.03333
December 13 and 31, 2013	December 31, 2013	0.03333
January 15 and 31, 2014	January 31, 2014	0.03333
February 14 and 28, 2014	February 28, 2014	0.03333
March 14 and 31, 2014	March 31, 2014	0.03333
April 15 and 30, 2014	April 30, 2014	0.03333
May 15 and 30, 2014	May 30, 2014	0.03333
June 13 and 30, 2014	June 30, 2014	0.03333
July 15 and 31, 2014	July 31, 2014	0.03333
August 15 and 29, 2014	August 29, 2014	0.03333
September 15 and 30, 2014	September 30, 2014	0.03333
October 15 and 31, 2014	October 31, 2014	0.03333
November 14 and 28, 2014	November 28, 2014	0.03333
December 15 and 31, 2014	December 31, 2014	0.03333
January 15 and 30, 2015	January 30, 2015	0.03333
February 13 and 27, 2015	February 27, 2015	0.03333
March 13 and 31, 2015	March 31, 2015	0.03333
April 15 and 30, 2015	April 30, 2015	0.03333
May 15 and 29, 2015	May 29, 2015	0.03333
June 15 and 30, 2015	June 30, 2015	0.03333

The Company’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

The Company’s previous distributions to stockholders were funded from temporary Expense Support Reimbursements that are subject to repayment to SIC Advisors. These distributions were not based on the Company’s investment performance and may not continue in the future. If SIC Advisors had not agreed to make Expense Support Reimbursements, these distributions would have come from paid-in-capital. The reimbursement of these payments owed to SIC Advisors will reduce the future distributions to which stockholders would otherwise be entitled.

The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year.

Share Repurchase Program

In June 2013, the Company commenced a share repurchase program pursuant to which it intends to conduct quarterly share repurchases, of up to 2.5% of the weighted average number of outstanding shares in any 3-month period or 10% of the weighted average number of outstanding shares in any 12-month period. The purpose of the share repurchase program is to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed net asset value per share of the Company’s common stock immediately prior to the date of repurchase. Shares will be purchased from stockholders participating in the program on a pro rata basis. Unless the Company’s board of directors determines otherwise, the number of shares to be repurchased during any calendar year will be limited to the proceeds received in association with the sale of shares of common stock under the distribution reinvestment plan.

The following table reflects activity under the Company’s Share Repurchase Plan:

Offer Date	Quantity Offered	Price per Share	Repurchase Date	Repurchase Quantity
6/4/13	16,652	$9.18	—	—
8/8/13	32,627	$9.13	9/27/13	3,642
11/7/13	60,966	$9.14	12/19/13	5,826
3/12/14	120,816	$9.18	4/25/14	9,835
5/6/14	199,476	$9.20	6/13/14	17,777
8/5/14	294,068	$9.25	9/12/14	35,887
11/5/14	411,894	$9.22	12/24/14	411,894

Note 14. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2014, 2013, and the period ended December 31, 2012:

	2014	2013	For the Period from April 17, 2012 (commencement of operations) through December 31, 2012
Per Share Data:(1)
Net asset value at beginning of period	$9.18	$8.96	$9.03
Net investment income/(loss)	0.55	0.72	0.33
Net realized gains/(losses) on investments and total return swap	0.20	0.01	0.01
Net unrealized appreciation/(depreciation) on investments and total return swap	(0.35)	0.12	(0.01)

Net increase/(decrease) in net assets	0.40	0.85	0.33
Distributions from return of capital	(0.19)	—	—
Distributions declared from net investment income(2)	(0.61)	(0.80)	(0.39)
Distributions from net realized capital gains	—	—	(0.01)

Total distributions to stockholders	(0.80)	(0.80)	(0.40)
Issuance of common stock above net asset value(3)	0.19	0.17	—
Net asset value at end of period	8.97	9.18	8.96
Total return based on net asset value(4)(5)	6.48%	11.75%	3.35%
Portfolio turnover rate	37.17%	51.30%	18.86%
Shares outstanding at end of period	54,260,324	16,663,500	2,300,573
Net assets at end of period	486,519,913	153,002,273	20,622,982
Ratios (annualized):
Ratio of net investment income/(loss) to average net assets(5)	6.09%	7.56%	5.64	(6)%
Ratio of net expenses (including incentive fees) to average net assets(5)	6.17%	3.77%	8.58	(6)%
Ratio of incentive fees to average net assets	(0.06)%	0.26%	0.01	(6)%
Supplemental data (annualized):
Asset coverage ratio per unit(7)	$2,250	$5,480	$2,189
Percentage of non-recurring fee income(8)	20.10%	7.72%	0.55%
Ratio of operating expenses to average net assets	6.23%	3.59%	24.90	(6)%
Ratio of interest and financing related expenses to average net assets	0.98%	0.26%	0.55	(6)%

(1)	The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2014, 2013, and the period ended December 31, 2012, which were 35,425,825, 7,426,660, and 1,452,160, respectively.
(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)	Shares issued under the DRIP (see Note 13) as well as the continuous issuance of shares of common stock may cause on incremental increase/decrease in net asset value per share due to the effect of issuing shares at amounts that differ from the prevailing net asset value at each issuance.
(4)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales charge.
(5)	Total returns, ratios of net investment income/(loss), and ratios of net expenses to average net assets for the years ended December 31, 2014, 2013, and the period ended December 31, 2012, prior to the effect of the Expense Support and Reimbursement Agreement were as follows: total return 5.00%, 8.88%, and (4.00%) and ratio of net investment income/(loss): 4.51%, 2.04%, and (12.01%) and ratio of net expenses to average net assets: 7.87%, 9.61%, and 27.22%, respectively.
(6)	Annualized. The period from June 10, 2011 (inception) to April 16, 2012 is not presented as the Company had not commenced operations.
(7)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of Senior Securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness.
(8)	Represents the impact of non-recurring fees over total investment income.

Note 15. Selected Quarterly Financial Data (unaudited)

	Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Total Investment Income	$15,926,766	$12,054,651	$6,813,824	$4,596,214
Total Investment Income per Common Share	0.31	0.30	0.23	0.23
Net Investment Income	9,005,148	4,312,499	3,756,119	2,492,649
Net Investment Income per Common Share	0.18	0.11	0.13	0.12
Net Realized and Unrealized Gain (Loss)	(12,958,538)	2,010,264	3,479,210	1,954,899
Net Realized and Unrealized Gain (Loss) per Common Share	(0.25)	0.05	0.12	0.10
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,953,390)	6,322,763	7,235,329	4,447,548
Basic and Diluted Earnings (Loss) per Common Share	(0.08)	0.16	0.25	0.22
Net Asset Value per Common Share at End of Quarter	8.97	9.22	9.25	9.20

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total Investment Income	$3,393,010	$2,029,631	$1,526,284	$1,058,077
Total Investment Income per Common Share	0.25	0.26	0.30	0.33
Net Investment Income	2,029,585	1,625,608	1,154,119	534,233
Net Investment Income per Common Share	0.15	0.21	0.22	0.17
Net Realized and Unrealized Gain (Loss)	925,855	(181,452)	(664,116)	856,954
Net Realized and Unrealized Gain (Loss) per Common Share	0.07	(0.02)	(0.13)	0.27
Net Increase (Decrease) in Net Assets Resulting from Operations	2,955,440	1,444,156	490,003	1,391,187
Basic and Diluted Earnings (Loss) per Common Share	0.22	0.18	0.09	0.43
Net Asset Value per Common Share at End of Quarter	9.18	9.14	9.13	9.18

	For the Period from April 17, 2012 (commencement of operations) to December 31, 2012
Total Investment Income	$1,235,116
Total Investment Income per Common Share	1.20
Net Investment Income	490,032
Net Investment Income per Common Share	0.48
Net Realized and Unrealized Gain (Loss)	3,138
Net Realized and Unrealized Gain (Loss) per Common Share	0.00	*
Net Increase (Decrease) in Net Assets Resulting from Operations	493,170
Basic and Diluted Earnings (Loss) per Common Share	0.48
Net Asset Value per Common Share at End of Quarter	8.96

*	Rounds to less than $0.01 per share

Note 16. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2014, except as disclosed below.

The Company issued common shares and received gross proceeds of approximately $51.0 million subsequent to December 31, 2014.

On February 6, 2015, Alpine entered into Amendment No. 1 to its existing Loan Agreement (the “Amendment”). The Amendment increased the maximum financing commitments available from $150 million to $300 million.

On February 13, 2015, the Company entered into Amendment No. 5 to its existing ING Credit Facility, which increased the financing commitments available from $150 million to $170 million.

On March 4, 2015, the Board of Directors elected to extend the offering period through April 17, 2016.

Note 17. Tax Information (unaudited)

The Form 1099-DIV you receive will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Company. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends

The Company hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014, $1,192,159 or, if subsequently determined to be different, the amount included within the Company’s 2014 tax filing.

APPENDIX A

SUBSCRIPTION AGREEMENT

1. Investment

Amount of Subscription: State of Sale:

Minimum Initial Investment is $2,000 ($2500 for TN).

Money Orders, Traveler’s Checks, Starter Checks, Foreign Checks, Counter Checks, Third-Party Checks or Cash cannot be accepted.

Payment will be made with: Enclosed Check Funds Wired Funds to Follow

2. Account Type—Check One Box Only

Non-Qualified Registration Types Qualified Registration Types

Individual (If TOD, attach application) UGMA: State of Traditional (Individual) IRA SEP IRA

Joint Tenant* (If TOD, attach application) UTMA: State of Simple IRA ROTH IRA

Tenants in Common* Corporation** Beneficial IRA

Community Property* S-Corp C-Corp Decedent’s name:

(Will default to S-Corp if nothing is marked)

Trust** Partnership** Profit Sharing Plan** Pension Plan**

Non-Profit Organization** Other (Specify) KEOGH Plan**

*All parties must sign. ** Please attach pages of trust/plan document (or corporate resolution) which lists the names of trust/plan, trustees, signatures and date. The Certification of Investment Powers for Trust Accounts form may be completed in lieu of providing trust documents.

For Non-Qualified Custodial Accounts and All Qualified Accounts, please complete Section 5

3. Investor Information—SSN or TIN Required

Investor #1 Name: SSN/Tax ID: DOB:

Investor #2 Name: SSN/Tax ID: DOB:

Street Address:

City: State: Zip Code:

Optional

Mailing Address:

City: State: Zip Code:

Phone (day): Phone (evening):

E-mail:

US Citizen US Citizen residing outside the US

Foreign citizen, country: Check here if you are subject to backup withholding

4. Investment Title—SSN or TIN Required

Please print names in which shares of common stock are to be registered. Include trust name if applicable. If IRA or qualified plan, include both custodian and investor names and Tax ID Numbers. If same as above, write “Same.” (This is the name that will appear on your statement.)

Title Line 1:

Title Line 2:

Primary SSN/TIN: Secondary SSN/TIN:

CURRENT FORM AS OF 10/9/15 VERSION S

5. Custodian/Trustee Information

Make checks payable to the custodian and send ALL paperwork directly to the custodian.

Trustee Name:

Trustee Address 1:

Trustee Address 2:

Trustee City: State: Zip Code:

Trustee Telephone Number: Trustee Tax Identification Number:

Investor’s Account Number with Trustee:

Important Note About Proxy Voting: By signing this subscription agreement, Custodian/Trustee authorizes the investor to vote the number of shares of common stock of Sierra Income Corporation that are beneficially owned by the investor as reflected on the records of Sierra Income Corporation as of the applicable record date at any meeting of the stockholders of Sierra Income Corporation. This authorization shall remain in place until revoked in writing by Custodian/Trustee. Sierra

Income Corporation is hereby authorized to notify the investor of his or her right to vote consistent with this authorization.

6. Distribution Information (Choose one of the following options)

(If you do not complete this section, distributions will be paid to the registered owner at the address in Section 3. IRA accounts may not direct distributions without the custodian’s approval.) Please see Section 6 (Distribution Information) of the Investor Instructions accompanying this Subscription Agreement for additional information. If you elect to participate in the Distribution Reinvestment Plan, you agree that, if at any time you fail to meet the applicable suitability standards set forth in the then current Prospectus, you will promptly provide written notification to: Sierra Income Corporation, c/o DST Systems, Inc, 430 W. 7th Street,

Kansas City, MO 64105. % of Distribution

I prefer to participate in the Distribution Reinvestment Plan, as described in the Prospectus.

Send distributions via check to investor’s home address (or for Qualified Plans to the address listed in Section 5)

Send distributions via check to the alternate payee listed here (not available for Qualified Plans without custodial approval)

Name:

Address:

City: State: Zip Code:

Account Number:

Direct Deposit (Attach Voided Check) I authorize Sierra Income Corporation or its agent to deposit my distributions in the checking or savings account identified below. This authority will remain in force until I notify Sierra Income Corporation in writing to cancel it. In the event that Sierra Income Corporation deposits funds erroneously into my account, Sierra Income Corporation is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. (not available for custodial held accounts without the custodian’s approval)

Financial Institution Name: % of Distribution: Checking

ABA/ Routing Number: Account Number: Savings

7. Broker-Dealer and Registered Representative Information

Broker-Dealer Name:

Representative Name: Rep Number:

Representative’s Firm Name: Branch ID:

Representative’s Address:

Representative’s City: State: Zip Code:

Representative’s Phone: Representative’s Fax Number:

Representative’s E-mail Address:

This Subscription was made as follows:

Through a participating Broker-Dealer

Shares are being purchased net of commissions

Through a participating RIA* unaffiliated with a participating Broker-Dealer

*RIAs must first execute a firm level RIA Placement Agreement with SC Distributors (the Dealer Manager for Sierra Income Corporation) before conducting business. To obtain an RIA Placement Agreement or for additional questions please contact SC Distributors at: 877-907-1148.

Volume Discount**: The subscriber is a qualifying purchaser and may combine this purchase for the purpose of qualifying for a volume discount.

Account to be combined with:

Investor Name:

Account Number:

SSN/TIN:

**Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. Please see “Volume

Discounts” section of the prospectus for further information on volume discount qualifications.

CURRENT FORM AS OF 10/9/15 VERSION S

Based on the information I obtained from the subscriber regarding the subscriber’s financial situation and investment objectives, I hereby certify to Sierra Income Corporation that I have reasonable grounds for believing that the purchase of the Shares by the Subscriber is a suitable and appropriate investment for this Subscriber.

Signature of Financial Representative: Date:

(If required by Broker-Dealer)

Branch Manager Signature: Date:

8. Electronic Delivery (optional)

Instead of receiving paper copies of this Prospectus, our Prospectus supplements, annual reports, proxy statements, and other stockbroker communications and reports, you may elect to receive electronic delivery of stockholder communications from Sierra Income Corporation. If you would like to consent to electronic delivery, including pursuant to CD-ROM or electronic mail, please sign and return this election with your

Subscription Agreement.

By signing below, I acknowledge and agree that I will not receive paper copies of any stockholder communications unless (i) I notify Sierra

Income Corporation that I am revoking this election with respect to all stockholder communications or (ii) I specifically request that Sierra

Income Corporation send a paper copy of a particular stockholder communications to me. Sierra Income Corporation has advised me that I have the right to revoke this election at any time and receive all stockholder communications as paper copies through the mail. I also understand that

I have the right to request a paper copy of any stockholder communication.

By electing electronic delivery, I understand that I may incur certain costs associated with spending time online and downloading and printing stockholder communications and I may be required to download software to read documents delivered in electronic format. Electronic delivery also involves risks related to system or network outages that could impair my timely receipt of or access to stockholder communications.

Signature of Investor: Date:

Electronic Delivery

Acknowledgement Signature of Joint Investor: Date:

Only

E-mail: (If blank—email from Section 3 will be used)

9. Subscriber Signatures

Please separately initial each of the representations below. Except in the case of fiduciary, you may not grant any person or power of attorney to make such representations on your behalf. I hereby acknowledge and/or represent the following:

            Owner             Co-Owner I have received the final Prospectus of Sierra Income Corporation at least five business days before signing the Subscription Agreement.

            Owner             Co-Owner I have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles of at least $250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my state of primary residence as set forth in the

Prospectus under “Suitability Standards.” I will not purchase additional shares unless I meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

            Owner             Co-Owner I acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

            Owner             Co-Owner I am purchasing the shares for the account referenced in Section 4.

            Owner             Co-Owner I acknowledge that I will not be admitted as a stockholder until my investment has been accepted.

The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA

Patriot Act and payment of the full purchase price of the shares.

            Owner             Co-Owner Alabama: In addition to the suitability standards noted above, the Alabama Securities Commission requires that this investment will only be sold to Alabama residents who represent that they have a liquid net worth of at least 10 times their investment in this program and other similar programs.

            Owner             Co-Owner California: In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

            Owner             Co-Owner Idaho: In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of

Sierra Income Corporation’s common stock. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Iowa: In addition to the suitability standards noted above, an Iowa investor’s total investment in shall not exceed 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas: In addition to the suitability standards noted above, it is recommended by the Office of the

Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10%

of their liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

CURRENT FORM AS OF 10/9/15 VERSION S

9. Subscriber Signatures, continued

            Owner             Co-Owner Kentucky: In addition to the suitability standards noted above, a Kentucky investor must have (i)

either gross annual income of at least $85,000 and a minimum net worth of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10%

of his or her liquid net worth in us.

            Owner             Co-Owner Maine: In addition to the suitability standards noted above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Massachusetts: In addition to the suitability standards noted above, Massachusetts investors may not invest more than 10% of their liquid net worth in this offering and in other illiquid direct participation programs. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Nebraska: In addition to the suitability standards noted above, a Nebraska investor must have either

(a) an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000. In addition, a Nebraska investor may not invest more than 10% of his or her net worth in this offering.

            Owner             Co-Owner New Jersey: In addition to the suitability standards noted above, New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

            Owner             Co-Owner New Mexico: In addition to the suitability standards noted above, a New Mexico resident’s investment should not exceed 10% of his or her liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota: In addition to the suitability standards noted above, North Dakota requires that shares may only be sold to residents of North Dakota that represent they have a net worth of at least ten times their investment in the issuer and its affiliates and that they meet one of the established suitability standards.

            Owner             Co-Owner Ohio: In addition to the suitability standards noted above, it shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth”

shall be defined as that portion of net worth (total assets exclusive of home, home furnishings,

and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Oklahoma: In addition to the suitability standards noted above, an Oklahoma investor must limit his or her investment in Sierra Income Corporation to 10% of his or her net worth (excluding home,

furnishings, and automobiles).

            Owner             Co-Owner Oregon: In addition to the suitability standards noted above, an Oregon investor must limit his her investment in Sierra Income Corporation to 10% of his or her net worth (excluding home, furnishings,

and automobiles).

            Owner             Co-Owner Tennessee: In addition to the suitability standards noted above, investors who reside in the state of

Tennessee must have either (i) a liquid net worth of $100,000 and minimum annual gross income of

$100,000 or (ii) a minimum liquid net worth of $500,000. In addition, a Tennessee investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

            Owner             Co-Owner Texas: In addition to the suitability standards noted above, Texas residents purchasing shares

(i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least

$100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS, WHETHER OVER THE INTERNET, ON A CD-ROM, A PAPER COPY OR ANY OTHER DELIVERY METHOD. IF A SUBSCRIBER’S SUBSCRIPTION IS ACCEPTED, SIERRA INCOME CORPORATION WILL SEND THE SUBSCRIBER CONFIRMATION OF HIS OR HER PURCHASE AFTER HE OR SHE HAS BEEN ADMITTED AS A STOCKHOLDER.

CURRENT FORM AS OF 10/9/15 VERSION S

9. Subscriber Signatures, continued

By signing below, you also acknowledge that:

You do not expect to be able to sell your shares regardless of how we perform.

If you are able to sell your shares, you will likely receive less than your purchase price.

We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

Beginning the second quarter of 2013, we intend to implement a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase.

You may not have access to the money you invest for an indefinite period of time.

An investment in our shares is not suitable for you if you need access to the money you invest.

Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Previous distributions to stockholders were funded from temporary fee reductions that are subject to repayment to our Adviser. These distributions were not based on our investment performance and may not continue in the future. If our Adviser had not agreed to make expense support payments, these distributions would have come from your paid in capital. The reimbursement of these payments owed to our Adviser will reduce the future distributions to which you would otherwise be entitled.

Substitute W-9: I HEREBY CERTIFY under penalty of perjury (i) that the taxpayer identification number shown on the Subscription is true, correct and complete, (ii) that I am not subject to backup withholding either (a) I am exempt from backup withholding, (b) because I have not been notified that I am subject to backup agreement withholding as a result of a failure to report all interest or distributions, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholdings, (iii) I am a U.S. citizen or a U.S. person.

Signature of Investor: Date:

Signature of Joint Investor or

for Qualified Plans, of Trustee/Custodian: Date:

The Subscription Agreement, together with a check made payable to “UMB Bank, N.A., as Agent for Sierra Income Corporation” for the

full purchase price, should be delivered or mailed by your Broker-Dealer or Registered Investment Advisor, as applicable, to:

For Paperwork (including the Subscription Agreement): For Payments (including wires):

Regular Mail Overnight Mail Subscription Agreements Payments may be wired to:

Investment Processing Department Investment Processing Department may be faxed to: UMB Bank, N.A., as Agent for

c/o DST Systems, Inc. c/o DST Systems, Inc. 855.223.2474 Sierra Income Corporation

P.O. Box 219731 430 W. 7th Street 1010 Grand Boulevard, 4th Floor

Kansas City, MO 64121-9731 Kansas City, MO 64105 Kansas City, MO 64106

Toll Free: 877.907.1148 Toll Free: 877.907.1148 ABA #: 101000695

Account #: 9871976289

FAO: (Include Account Title)

Investor Instructions

(not required to be returned with Subscription Agreement)

Please follow these instructions carefully. Failure to do so could result in the rejection of your subscription.

1. Investment

PLEASE NOTE: We do not accept money orders, traveler’s checks, starter checks, foreign checks, counter checks, third-party checks or cash.

Generally, you must initially invest at least $2,000 ($2500 for TN) in our shares to be eligible to participate in this offering. In order to satisfy this minimum purchase requirement, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100. You should note that an investment in our shares will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code. If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in increments of $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

2. Account Type—Check One Box Only

Please check the appropriate box to indicate the account type of the subscription.

3. Investor Information—SSN or TIN Required

You must include a permanent street address even if your mailing address is a P.O. Box. If the investment is to be held by joint owners you must provide the requested investor information for each joint owner.

Enter the name(s), mailing address and telephone numbers of the registered owner of the investment. Partnerships, corporations and other organizations should include the name of an individual to whom correspondence should be addressed.

All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 9, you are certifying that this number is correct.

4. Investment Title—SSN or TIN Required

All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 9, you are certifying that this number is correct.

Please print the exact name(s) in which shares are to be registered. Include the trust/entity name, if applicable. If the account is Qualified, include the names and taxpayer identification numbers of the investor and the custodian or trustee.

5. Custodian/Trustee Information

Make checks payable to the custodian and send ALL paperwork directly to the custodian.

If you wish to purchase shares through an IRA, and need an IRA account, First Trust Retirement has agreed to serve as IRA custodian for such purpose. Sierra Income Corporation will pay the first-year annual IRA maintenance fees of such accounts with First Trust Retirement. Thereafter, investors will be responsible for the annual IRA maintenance fees. Further information about custodial services is available through your broker or our dealer manager.

Complete this section if the registered owner of the investment will be a Custodian Plan or Trust.

6. Distribution Information (Choose one or more of the following options)

PLEASE NOTE: If you elect to participate in the Distribution Reinvestment Plan, Sierra Income Corporation requests that if at any time there is a material change in your financial condition, including failure to meet the income and net worth standards imposed by your state of residence and set forth in the Prospectus and the Subscription Agreement relating to such investment, you promptly notify Sierra Income Corporation in writing of that fact at Sierra Income Corporation, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105. This request in no way shifts the responsibility of Sierra Income Corporation’s sponsor, and participating Broker-Dealers and Registered Investment Advisors recommending the purchase of shares in this offering to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment based on information provided by you.

Complete this section to enroll in the Distribution Reinvestment Plan, to elect to receive distributions by direct deposit and/or to elect to receive distributions by check. If you elect direct deposit, you must attach a voided check with this completed Subscription Agreement. If you choose to enroll in the DRP, all of your distributions will be reinvested through the Distribution Reinvestment Plan. (If you do not complete this section, distributions will be paid to the registered owner at the address in Section 3. IRA accounts may not direct distributions without the custodian’s approval.)

CURRENT FORM AS OF 10/9/15 VERSION S

7. Broker-Dealer and Registered Representative Information

PLEASE NOTE: The Broker-Dealer or Registered Investment Advisor must complete and sign this section of the Subscription Agreement. All Fields are Mandatory.

Required Representations: By signing Section 7, the registered representative of the Broker-Dealer or Registered Investment Advisor confirms on behalf of the Broker-Dealer that he or she:

• has reasonable grounds to believe the information and representations concerning the investor identified herein are true, correct, and complete in all respects;

• has discussed the investor’s prospective purchase of shares with such investor;

• has advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares and other fundamental risks related to the investment in the shares, the restrictions on transfer of the shares and the risk that the investor could lose his or her entire investment in the shares;

• has delivered to the investor the Prospectus required to be delivered in connection with this subscription;

• has reasonable grounds to believe the investor is purchasing these shares for the account referenced in Section 4, and

• has reasonable grounds to believe the purchase of shares is a suitable investment for such investor, and such investor meets the suitability standards applicable to the investor set forth in the Prospectus and such investor is in a financial position to enable the investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

In addition, the registered representative of the Broker-Dealer or Registered Investment Advisor represents that he or she and the Broker-Dealer, (i) are duly licensed and may lawfully offer and sell the shares in the state where the investment was made and in the state designated as the investor’s legal residence in Section 3; and (ii) agree to maintain records of the information used to determine that an investment in shares is suitable and appropriate for the investor for a period of six years.

8. Electronic Delivery (optional)

Instead of receiving paper copies of this Prospectus, our Prospectus supplements, annual reports, proxy statements, and other stockbroker communications and reports, you may elect to receive electronic delivery of stockholder communications from Sierra Income Corporation If you would like to consent to electronic delivery, including pursuant to CD-ROM or electronic mail, please sign and return this election with your Subscription Agreement.

By signing the Subscription Agreement in Section 8, you acknowledge and agree that you will not receive paper copies of any stockholder communications unless (i) you notify Sierra Income Corporation that you are revoking this election with respect to all stockholder communications or (ii) you specifically request that Sierra Income Corporation send a paper copy of a particular stockholder communications to you. Sierra Income Corporation has advised you that you have the right to revoke this election at any time and receive all stockholder communications as paper copies through the mail. You also understand that you have the right to request a paper copy of any stockholder communication. By electing electronic delivery, you understand that you may incur certain costs associated with spending time online and downloading and printing stockholder communications and you may be required to download software to read documents delivered in electronic format. Electronic delivery also involves risks related to system or network outages that could impair your timely receipt of or access to stockholder communications.

9. Subscriber Signatures

Please separately initial each of the representations in paragraph (1) through (5). If an Alabama resident you must also initial paragraph (6), if a California resident you must also initial paragraph (7), if an Idaho resident you must also initial paragraph (8), if an Iowa resident you must also initial paragraph (9), if a Kansas resident you must also initial paragraph (10), if a Kentucky resident you must also initial paragraph (11), if a Maine resident you must also initial paragraph (12), if a Massachusetts resident you must also initial paragraph (13), if a Nebraska resident you must also initial paragraph (14), if a New Jersey resident you must also initial paragraph (15), if a New Mexico resident you must also initial paragraph (16), if a North Dakota resident you must also initial paragraph (17), If an Ohio resident you must also initial paragraph (18), if an Oklahoma resident you must also initial paragraph (19), if an Oregon resident you must also initial paragraph (20), if a Tennessee resident you must also initial paragraph (21) and if a Texas resident you must also initial paragraph (22). Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

Please refer to the Prospectus under “Suitability Standards” to verify that you meet the minimum suitability standards imposed by the state of your primary residence.

By signing this Subscription Agreement, you agree to provide the information in Section 9 of the agreement and confirm the information is true and correct. If we are unable to verify your identity or that of another person authorized to act on your behalf or if we believe we have identified potential criminal activity, we reserve the right to take action as we deem appropriate, including, but not limited to, closing your account or refusing to establish your account.

9/15 SI0017-S

ADDITIONAL SUBSCRIPTION

This form may be used by any current investor in Sierra Income Corporation who desires to purchase additional shares of Sierra Income

Corporation. Investors who acquired shares through a transfer of ownership or transfer of death and wish to make additional investments must complete the Sierra Income Corporation Subscription Agreement.

1. Investment Information

Amount of Subscription: State of Sale:

Minimum Additional Investment is $500.

Money Orders, Traveler’s Checks, Starter Checks, Foreign Checks, Counter Checks, Third-Party Checks or Cash cannot be accepted.

2. Account Number

Account Number:

3. Investor Information—SSN or TIN Required

Please print names in which shares of common stock are registered.

Title Line 1:

Title Line 2:

Primary SSN/TIN: Secondary SSN/TIN:

Primary Investor is: Individual, Trust/Qualified Plan, Entity, Minor (UGMA/UTMA)

Secondary Investor is: Additional Account holder, Trustee, Officer/Authorized Signer, Custodian (UGMA/UTMA)

Primary Investor Name: SSN/TIN: DOB:

Secondary Investor Name: SSN/TIN: DOB:

Please indicate if mailing address has changed since initial investment in Sierra Income Corporation Yes No

If “yes”, please print new address below:

Street Address:

City: State: Zip Code:

4. Broker—Dealer and Registered Representative Information

Broker-Dealer Name:

Representative Name: Rep Number:

Representative’s Firm Name: Branch ID:

Representative’s Address:

Representative’s City: State: Zip Code:

Representative’s Phone: Representative’s Fax Number:

Representative’s E-mail Address:

This Subscription was made as follows:

Through a participating Broker-Dealer

Shares are being purchased net of commissions

Through a participating RIA* unaffiliated with a participating Broker-Dealer

*RIAs must first execute a firm level RIA Placement Agreement with SC Distributors (the Dealer Manager for Sierra Income Corporation) before conducting business. To obtain an RIA Placement Agreement or for additional questions please contact SC Distributors at: 877-907-1148.

CURRENT FORM AS OF 10/9/15 VERSION J

4. Broker—Dealer and Registered Representative Information, continued

Volume Discount**: The subscriber is a qualifying purchaser and may combine this purchase for the purpose of qualifying for a volume discount.

Account to be combined with:

Investor Name:

Account Number:

SSN/TIN:

**Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. Please see “Volume Discounts” section of the prospectus for further information on volume discount qualifications.

Based on the information I obtained from the subscriber regarding the subscriber’s financial situation and investment objectives, I hereby certify to Sierra Income Corporation that I have reasonable grounds for believing that the purchase of the shares by the Subscriber is a suitable and appropriate investment for this Subscriber.

Signature of Financial Representative: Date:

(If required by Broker-Dealer)

Branch Manager Signature: Date:

5. Subscriber Signatures

Please separately initial each of the representations below. Except in the case of fiduciary, you may not grant any person or power of attor-

ney to make such representations on your behalf. I hereby acknowledge and/or represent the following:

            Owner             Co-Owner I have received the final Prospectus of Sierra Income Corporation at least five business days before signing the Subscription Agreement.

            Owner             Co-Owner I have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles of at least $250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my state of primary residence as set forth in the

Prospectus under “Suitability Standards.” I will not purchase additional shares unless I meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

            Owner             Co-Owner I acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

            Owner             Co-Owner I am purchasing the shares for the account referenced in Section 3.

            Owner             Co-Owner I acknowledge that I will not be admitted as a stockholder until my investment has been accepted.

The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA

Patriot Act and payment of the full purchase price of the shares.

            Owner             Co-Owner Alabama: In addition to the suitability standards noted above, the Alabama Securities Commission requires that this investment will only be sold to Alabama residents who represent that they have a liquid net worth of at least 10 times their investment in this program and other similar programs.

            Owner             Co-Owner California: In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

            Owner             Co-Owner Idaho: In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of

Sierra Income Corporation’s common stock. Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Iowa: In addition to the suitability standards noted above, an Iowa investor’s total investment in shall not exceed 10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas: In addition to the suitability standards noted above, it is recommended by the Office of the

Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10%

of their liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kentucky: In addition to the suitability standards noted above, a Kentucky investor must have (i)

either gross annual income of at least $85,000 and a minimum net worth of $85,000 or (ii) a minimum net worth alone of $300,000. Moreover, no Kentucky resident shall invest more than 10%

of his or her liquid net worth in us.

            Owner             Co-Owner Maine: In addition to the suitability standards noted above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

CURRENT FORM AS OF 10/9/15 VERSION J

5. Subscriber Signatures, continued

            Owner             Co-Owner Massachusetts: In addition to the suitability standards noted above, Massachusetts investors may not invest more than 10% of their liquid net worth in this offering and in other illiquid direct participation programs. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Nebraska: In addition to the suitability standards noted above, a Nebraska investor must have either

(a)	an annual gross income of at least $100,000 and a net worth (not including home, furnishings and personal automobiles) of at least $350,000, or (b) a net worth (not including home, furnishings and personal automobiles) of at least $500,000. In addition, a Nebraska investor may not invest more than 10% of his or her net worth in this offering.

            Owner             Co-Owner New Jersey: In addition to the suitability standards noted above, New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

            Owner             Co-Owner New Mexico: In addition to the suitability standards noted above, a New Mexico resident’s investment should not exceed 10% of his or her liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota: In addition to the suitability standards noted above, North Dakota requires that shares may only be sold to residents of North Dakota that represent they have a net worth of at least ten times their investment in the issuer and its affiliates and that they meet one of the established suitability standards.

            Owner             Co-Owner Ohio: In addition to the suitability standards noted above, it shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth”

shall be defined as that portion of net worth (total assets exclusive of home, home furnishings,

and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Oklahoma: In addition to the suitability standards noted above, an Oklahoma investor must limit his or her investment in Sierra Income Corporation to 10% of his or her net worth (excluding home,

furnishings, and automobiles).

            Owner             Co-Owner Oregon: In addition to the suitability standards noted above, an Oregon investor must limit his her investment in Sierra Income Corporation to 10% of his or her net worth (excluding home, furnishings,

and automobiles).

            Owner             Co-Owner Tennessee: In addition to the suitability standards noted above, investors who reside in the state of

Tennessee must have either (i) a liquid net worth of $100,000 and minimum annual gross income of

$100,000 or (ii) a minimum liquid net worth of $500,000. In addition, a Tennessee investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

            Owner             Co-Owner Texas: In addition to the suitability standards noted above, Texas residents purchasing shares

(i)	must have either (a) an annual gross income of at least $100,000 and a net worth of at least

$100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS, WHETHER OVER THE INTERNET, ON A CD-ROM, A PAPER COPY OR

ANY OTHER DELIVERY METHOD. IF A SUBSCRIBER’S SUBSCRIPTION IS ACCEPTED, SIERRA INCOME CORPORATION

WILL SEND THE SUBSCRIBER CONFIRMATION OF HIS OR HER PURCHASE AFTER HE OR SHE HAS BEEN ADMITTED

AS A STOCKHOLDER.

CURRENT FORM AS OF 10/9/15 VERSION J

5. Subscriber Signatures, continued

By signing below, you also acknowledge that:

You do not expect to be able to sell your shares regardless of how we perform.

If you are able to sell your shares, you will likely receive less than your purchase price.

We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop.

Beginning the second quarter of 2013, we intend to implement a share repurchase program, but only a limited number of shares are eligible for repurchase by us. In addition, any such repurchases will be at a price equal to our most recently disclosed net asset value per share immediately prior to the date of repurchase.

You may not have access to the money you invest for an indefinite period of time.

An investment in our shares is not suitable for you if you need access to the money you invest.

Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Previous distributions to stockholders were funded from temporary fee reductions that are subject to repayment to our Adviser. These distributions were not based on our investment performance and may not continue in the future. If our Adviser had not agreed to make expense support payments, these distributions would have come from your paid in capital. The reimbursement of these payments owed to our Adviser will reduce the future distributions to which you would otherwise be entitled.

Substitute W-9: I HEREBY CERTIFY under penalty of perjury (i) that the taxpayer identification number shown on the Subscription is true, correct and complete, (ii) that I am not subject to backup withholding either (a) I am exempt from backup withholding, (b) because I have not been notified that I am subject to backup agreement withholding as a result of a failure to report all interest or distributions, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholdings, (iii) I am a U.S. citizen or a U.S. person.

Signature of Investor: Date:

Signature of Joint Investor or

for Qualified Plans, of Trustee/Custodian: Date:

The Subscription Agreement, together with a check made payable to “UMB Bank, N.A., as Agent for Sierra Income Corporation” for the

full purchase price, should be delivered or mailed by your Broker-Dealer or Registered Investment Advisor, as applicable, to:

For Paperwork (including the Subscription Agreement): For Payments (including wires):

Regular Mail Overnight Mail Subscription Agreements Payments may be wired to:

Investment Processing Department Investment Processing Department may be faxed to: UMB Bank, N.A., as Agent for

c/o DST Systems, Inc. c/o DST Systems, Inc. 855.223.2474 Sierra Income Corporation

P.O. Box 219731 430 W. 7th Street 1010 Grand Boulevard, 4th Floor

Kansas City, MO 64121-9731 Kansas City, MO 64105 Kansas City, MO 64106

Toll Free: 877.907.1148 Toll Free: 877.907.1148 ABA #: 101000695

Account #: 9871976289

FAO: (Include Account Title)

9/15 SI0020-J

Multi-Offering Subscription Agreement

Investors in AL, AR, KY, MA, MD, NC, NE, NJ, OR and TN may not use this Multi-Offering Subscription Agreement to subscribe for shares and/or units of any offering described herein but instead should refer to the subscription agreement for each offering.

AN INVESTMENT IN THE OFFERINGS DESCRIBED HEREIN CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE FINAL PROSPECTUS FOR EACH OFFERING. SUBSCRIPTIONS WILL BE EFFECTIVE ONLY UPON OUR ACCEPTANCE, AND WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART. IF REJECTED, ALL FUNDS SHALL BE RETURNED TO SUBSCRIBERS WITHOUT INTEREST AND WITHOUT DEDUCTION FOR ANY EXPENSES WITHIN TEN (10) BUSINESS DAYS FROM THE DATE THE SUBSCRIPTION IS REJECTED. INVESTORS WILL RECEIVE A CONFIRMATION OF THEIR PURCHASE. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR REGISTERED REPRESENTATIVE, SC DISTRIBUTORS, LLC (MEMBER FINRA/SIPC) OR REALTY CAPITAL SECURITIES, LLC (MEMBER FINRA/SIPC) AT 1-877-373-2522.

1. Investment

All investments are subject to suitability standards, see corresponding prospectus and Section 8-8l herein.

Amount of Subscription State of Sale

Minimum Initial Investment is $ 2,000 for CVMC REIT II, SIC, TGIF & GREC.

Minimum Initial Investment is $ 2,500 for RPT, ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality & UDF V.

Minimum Initial Investment for purchases through IRA or other qualified accounts is $1,000 for UDF V.

Money Orders, Traveler’s Checks, Starter Checks, Foreign Checks, Counter Checks, Third-Party Checks or Cash cannot be accepted.

Payment will be made with: Enclosed Check Funds Wired Funds to Follow—Name of Institution

(See Section 10 for Check Instructions) Investment Amount

American Realty Capital Global Trust II, Inc. (ARC Global II)

American Realty Capital Healthcare Trust III, Inc. (ARC HT III)

American Realty Capital Hospitality Trust, Inc. (ARC Hospitality)

Business Development Corporation of America II (BDCA II)

Carter Validus Mission Critical REIT II (CVMC REIT II)

Greenbacker Renewable Energy Company (GREC)

Phillips Edison Grocery Center REIT II, Inc. (Grocery Center REIT II)

Realty Finance Trust, Inc. (RFT)

RREEF Property Trust, Inc. (RPT)

Sierra Income Corporation (SIC)

TriLinc Global Impact Fund (TGIF)

United Development Funding Income Fund V (UDF V)

Volume Discount*: Check this box ONLY after discussion with your registered representative/financial advisor. Please provide a separate request in writing that sets forth the basis for receiving a volume discount as set forth in the appropriate prospectus.

*Any combination request will be subject to our verification that the subscriptions to be combined are made by a single qualifying purchaser. Please see “Volume Discounts” section of the prospectus for further information on volume discount qualifications.

1a. Share Class—The Selection of a Share Class is Required (CVMC REIT II Only)

Please consult with your registered representative/financial advisor and check one of the following options pertaining to the class of shares you intend to purchase. The

Prospectus contains additional information regarding the share classes, including the different fees which are payable with respect to each share class.

FOR CVMC REIT II INVESTORS—SHARE CLASS REQUIRED Class A Class T

1b. Share Class—The Selection of a Share Class is Required (GREC Only)

Please consult with your registered representative/financial advisor and check one of the following options pertaining to the class of shares you intend to purchase. The

Prospectus contains additional information regarding the share classes, including the different fees which are payable with respect to each share class.

FOR GREC INVESTORS—SHARE CLASS REQUIRED Class A Class C Class I

1c. Share Class—The Selection of a Share Class is Required (RPT Only)

Please consult with your registered representative/financial advisor and check one of the following options pertaining to the class of shares you intend to purchase. The

Prospectus contains additional information regarding the share classes, including the different fees which are payable with respect to each share class.

FOR RPT INVESTORS—SHARE CLASS REQUIRED Class A Class B

CURRENT FORM AS OF 10/9/15 VERSION E

1d. Unit Class—The Selection of a Unit Class is Required (TGIF Only)

Please consult with your registered representative/financial advisor and check one of the following options pertaining to the class of units you intend to purchase. The

Prospectus contains additional information regarding the unit classes, including the different fees which are payable with respect to each unit class.

FOR TGIF INVESTORS—UNIT CLASS REQUIRED Class A Class C Class I

2. Account Type—Check One Box Only

Account Type Additional Required Documentation

If TOD, Transfer on Death form

Individual TOD* *Please see Section 2 of Investor Instructions for details

Joint Tenants TOD* Tenants in Common* If JTWROS TOD, Transfer on Death form

Community Property* *All parties must sign / Please see Section 2 of Investor Instructions for details

Trust Trustee Certification form or trust documents

Estate Documents evidencing individuals authorized to act on behalf of estate

Custodial UGMA: State of: UTMA: State of: None

Corporation C Corp S Corp Articles of Incorporation or Corporate Resolution

LLC LLC Operating Agreement or LLC Resolution

Partnership Partnership Certification of Powers or Certificate of Limited Partnership

Non-Profit Organization Formation document or other document evidencing authorized signers

Profit Sharing Plan* Defined Benefit Plan* Pages of plan document that list plan name, date, trustee name(s) and signatures

KEOGH Plan* *Please see Section 2 of Investor Instructions for details

Traditional IRA SEP IRA ROTH IRA For Inherited IRA indicate Decedent’s name:

Simple IRA Inherited/Beneficial IRA

Other (Specify)

For Non-Qualified Custodial Accounts and all Qualified Accounts, please complete Section 6

3. Investment Title—SSN or TIN Required (ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, CVMC REIT II, SIC, TGIF & GREC Only)

Please print names in which shares and/or units of common stock are to be registered. For trusts, include trust name and name of trustee. If IRA or qualified plan, include both custodian and investor names and applicable Tax ID Numbers. If “same as above”, write “same.” (This is the name that will appear on your statement.)

Title Line 1

Title Line 2

SSN/TIN

4. Investor Information (ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, CVMC REIT II, SIC, TGIF & GREC Only)

Primary Investor is: Individual, Trust/Qualified Plan, Entity, Minor (UGMA/UTMA)

Secondary Investor is: Additional Account holder, Trustee, Officer/Authorized Signer, Custodian (UGMA/UTMA)

Primary Investor Name SSN/TIN DOB

Secondary Investor Name SSN/TIN DOB

Street Address

City State Zip Code

Phone (day) Phone (evening) Email

Mailing Address (optional)

City State Zip Code

Check here for eletronic delivery and complete Section 6c

Citizenship: Please indicate Citizenship Status (Required)

US Citizen US Citizen residing outside the US Resident Alien

Non-Resident Alien* Country: Check here if you are subject to backup withholding

CURRENT FORM AS OF 10/9/15 VERSION E

4. Investor Information, continued (ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, CVMC REIT II, SIC, TGIF & GREC Only)

Please attach a separate sheet with the above information for each additional investor.

NOTE: Any and all U.S. taxpayers are required to complete Section 9 and the substitute IRS Form W-9 (the “Substitute Form W-9”). (If a foreign national is, in fact,

a U.S. taxpayer, complete the Substitute Form W-9.)

* If non-resident alien, investor must submit the appropriate IRS Form W-8 (e.g., Form W-8BEN, W-8ECI, W-8EXP or W-8IMY) in order to make an investment. The applicable

IRS Form can be obtained from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

For RPT investors only: Please refer to Section 5 and applicable required disclosures for account information.

5. Individual or Joint Account (RPT Only)

For joint accounts, the Social Security number of the primary account owner will be used for IRS reporting.

Name of Primary Account Owner Social Security Number Date of Birth – MM/DD/YYYY

US Residential Address (P.O. Box not acceptable) City State ZIP

Mailing Address (if different) City State ZIP

Daytime Phone Number Extension E-mail Address

US Citizen Resident alien If resident alien, please provide country of citizenship:

Select one: Employed Not-employed Retired

Occupation Name of Employer

Address of Employer City State ZIP

If you checked not-employed or retired, please provide source of income:

Name of Second Joint Owner (if any) Social Security Number Date of Birth – MM/DD/YYYY

US Residential Address (P.O. Box not acceptable) City State ZIP

US Citizen Resident alien If resident alien, please provide country of citizenship:

Select one: Employed Not-employed Retired

Occupation Name of Employer

Address of Employer City State ZIP

If you checked not-employed or retired, please provide source of income:

Please attach a separate sheet with the above information for each additional owner.

5a. Entity Account (RPT Only)

Legal documentation proving the existence of the entity must be presented when establishing one of these account types. (Articles of Incorporation Trust or Plan document.)

For a trust or business account, is the entity engaged in internet gambling or support companies engaged in internet gamblingfi

*	Select one: Yes No

If yes, please explain:

Name of Legal Entity Social Security Number OR Tax ID Number

Street Address of Legal Entity (P.O. Box not acceptable) City State ZIP

Mailing Address (if different) City State ZIP

Daytime Phone Number Extension E-mail Address

Date of Trust Agreement (for trusts only) – MM/DD/YYYY

Social Security Number of

Name of Trustee/Authorized Signer Trustee/Authorized Signer Date of Birth – MM/DD/YYYY

US Residential Address (P.O. Box not acceptable) City State ZIP

Mailing Address (if different) City State ZIP

Daytime Phone Number Extension E-mail Address

US Citizen Resident alien If resident alien, please provide country of citizenship:

CURRENT FORM AS OF 10/9/15 VERSION E

5a. Entity Account (RPT Only), continued

Social Security Number of

Name of Co-Trustee/Authorized Signer Trustee/Authorized Signer Date of Birth – MM/DD/YYYY

US Residential Address (P.O. Box not acceptable) City State ZIP

Mailing Address (if different) City State ZIP

Daytime Phone Number Extension E-mail Address

US Citizen Resident alien If resident alien, please provide country of citizenship:

FOR A TRUST ACCOUNT

Check here if the grantor/settlor is the same as the trustee

For Trust Accounts, Social Security Number

Name of Grantor/Settlor of Grantor/Settlor Date of Birth – MM/DD/YYYY

(if different from trustee)

US Residential Address (P.O. Box not acceptable) City State ZIP

US Citizen Resident alien If resident alien, please provide country of citizenship:

Please attach a separate sheet with the above information for each additional trustee, grantor/settlor, or authorized signer.

FOR A BUSINESS ACCOUNT (EX: CORPORATION, PARTNERSHIP, ETC.)

Please provide the industry in which the legal entity operates:

For business accounts, please provide a listing of all ultimate beneficial owners or controlling parties which have an interest equal to or greater than 25% (If there are none,

write “none” above name or leave blank)

Name Social Security Number Date of Birth – MM/DD/YYYY

Street Address of Legal Entity

(P.O. Box not acceptable) City State ZIP

US Citizen Resident alien If resident alien, please provide country of citizenship:

Name Social Security Number Date of Birth – MM/DD/YYYY

Street Address of Legal Entity

(P.O. Box not acceptable) City State ZIP

US Citizen Resident alien If resident alien, please provide country of citizenship:

Please attach a separate sheet with the above information for each additional ultimate beneficial owner.

5b. UGMA/UTMA Account (RPT Only)

If the minor’s Social Security number has been applied for, but not yet received, please include a copy of the Social Security card application (Form-SS5). Unless you indicate otherwise, the account will follow the UGMA/UTMA rules for the minor’s state.

Name of Minor Social Security Number Date of Birth – MM/DD/YYYY

Street Address of Legal Entity

(P.O. Box not acceptable) City State ZIP

US Citizen Resident alien If resident alien, please provide country of citizenship:

Social Security

Name of Custodian Number of Custodian Date of Birth – MM/DD/YYYY

US Residential Address (P.O. Box not acceptable) City State ZIP

Mailing Address (if different) City State ZIP

Daytime Phone Number Extension E-mail Address

US Citizen Resident alien If resident alien, please provide country of citizenship:

Select one: Employed Not-employed Retired

CURRENT FORM AS OF 10/9/15 VERSION E

5b. UGMA/UTMA Account (RPT Only), continued

Occupation Name of Employer

Address of Employer City State ZIP

If you checked not-employed or retired, please provide source of income:

5c. Retirement/Savings Plan (RPT Only)

CUSTODIAN/TRUSTEE

Name of Custodian/Trustee Tax ID Number

US Business Address City State ZIP

Mailing Address (if different) City State ZIP

Daytime Phone Number Extension E-mail Address

PARTICIPANT/EMPLOYEE

Name of Participant/Employee Social Security Number Date of Birth – MM/DD/YYYY

US Residential Address (P.O. Box not acceptable) City State ZIP

US Citizen Resident alien If resident alien, please provide country of citizenship:

Select one: Employed Not-employed Retired

Occupation Name of Employer

Address of Employer City State ZIP

If you checked not-employed or retired, please provide source of income:

6. Third Party Custodian/Trustee Information

Applies to ALL retirement accounts and to non-retirement accounts that have elected to use a third party custodian/trustee.

Make checks payable to the custodian and send ALL paperwork directly to the custodian. The custodian/trustee is responsible for sending payments pursuant to the instructions as set forth below.

Custodian/Trustee Name

Custodian/Trustee Address

City State ZIP

Custodian/Trustee Phone Custodian/Trustee Tax Identification Number

Investor Account Number with Custodian/Trustee

6a. Distribution Information

If you select more than one option you must indicate the percentage of your distribution to be applied to each option and the sum of the allocations must equal 100%.

If you do not complete this section, distributions will be paid to the registered owner at the address in Section 4 and/or Section 5 above. IRA accounts may not direct distributions without the custodian’s approval.

Distributions may be funded from borrowings, offering proceeds, or proceeds from the sale of assets, which may constitute a return of capital and significantly reduce the amount of capital available for investment by ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, RPT, CVMC REIT II, SIC, TGIF, GREC. Any

capital returned to investors through distributions will be returned after certain fees and expenses are paid to the sponsor of this offering or its affiliates.

If you elect to participate in the Distribution Reinvestment Plan, you agree that, if at any time you fail to meet the applicable suitability standards set forth in the then current

Prospectus, you will promptly provide written notification to: ARC Global II and/or ARC HT III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality,

c/o American National Stock Transfer, 430 W. 7th Street, Kansas City, MO 64105 or for UDF V and/or RPT and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC, c/o DST

Systems, Inc, 430 W. 7th Street, Kansas City, MO 64105.

CURRENT FORM AS OF 10/9/15 VERSION E

6a. Distribution Information, continued

% of Distribution

I prefer to participate in the Distribution Reinvestment Plan, as described in the Prospectus

Send distributions via check to investor’s home address (or for Qualified Plans, to the address listed in Section 6)

Send distributions via check to the alternate payee listed here (not available for Qualified Plans without custodial approval)

Name

Address

City State ZIP

Account Number

Direct Deposit: (Attach Voided Check) I/we authorize ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, RPT, CVMC REIT II, SIC, TGIF,

GREC or its agent, American National Stock Transfer, LLC and/or DST Systems, Inc. by or through a third party provider, (as applicable, the “Issuer”) to deposit my distribution/

dividend to my checking or savings account. This authority will remain in force until I notify the Issuer in writing to cancel it. If the Issuer deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Multi-Offering Subscription Agreement, all parties must sign below. (not available for custodial held accounts without the custodian’s approval)

Financial Institution Name % of Distribution Checking

ABA/ Routing Number Account Number Savings

6b. Broker-Dealer, Registered Investment Advisor and Financial Representative Information

Broker-Dealer Name

Representative Name Rep Number

Representative’s Firm Name Branch ID

Representative’s Address

Representative’s City State ZIP

Representative’s Phone Representative’s Fax

Representative’s E-Mail Address

This Subscription was made as follows:

Through a participating Broker-Dealer Shares and/or units are being purchased net of commissions

(Class A shares only for CVMC REIT II and/or GREC and/or RPT and

Through a participating RIA unaffiliated with a participating Broker-Dealer Class A and Class C units for TGIF)

Based on the information I obtained from the subscriber regarding the subscriber’s financial situation and investment objectives, I hereby certify to ARC Global II and/or ARC

HT III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or UDF V and/or RPT and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC that

I have reasonable grounds for believing that the purchase of the units and/or shares by the Subscriber is a suitable and appropriate investment for this Subscriber. I hereby certify that I am properly licensed and I am registered in the following state in which this sale was completed.

I also certify that I am properly licensed and I am registered in the following state in which this sale was completed.

Signature of Financial Representative Date

Branch Manager Signature (if required by Broker-Dealer) Date

CURRENT FORM AS OF 10/9/15 VERSION E

6c. Electronic Delivery (Optional)

ARC Global II ARC HT III ARC Hospitality CVMC REIT II GREC

Grocery Center REIT II RFT RPT SIC TGIF

UDF V BDCA II

Electronic Delivery of stockholder and/or unitholder communication is available and if you would prefer to receive such communications and statements electronically for the selected funds above, please affirmatively elect to do so by signing below where indicated.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder and/or unitholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail stockholder and/or unitholder communications to you directly or (ii) make them available on each offering’s respective Website and notify you by e-mail when such documents are available and how to access the documents.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion,

elect to send paper copies of the materials.

Sign below if you consent to the electronic delivery of documents as applicable to the respective offering(s), including annual reports, proxy materials, and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as quarterly account statements or tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service

Provider charges in connection with access to these materials. E-mail address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically. By signing this box and consenting to receive documents electronically, you represent the following:

(a) I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility. (b) I acknowledge that documents distributed electronically may be provided in Adobe’s Portable Document Format (PDF). The Adobe Reader® software is required to view documents in PDF format. The Reader software is available free of charge from Adobe’s web site at www.adobe.com . The Reader software must be correctly installed on my system before I will be able to view documents in PDF format.

Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder and/or unitholder communications.

(c) I acknowledge that I may receive at no cost from ARC Global II and/or ARC HT III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or

UDF V and/or RPT and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC a paper copy of any documents delivered electronically by calling Realty Capital Securities, LLC at

877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday. (d) I acknowledge that if the e-mail notification is returned to ARC Global II and/or ARC HT III and/or BDCA II and/or

RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or UDF V and/or RPT and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC as “undeliverable”, a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if ARC Global II and/or

ARC HT III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or UDF V and/or RPT and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC

is unable to obtain a valid e-mail address for me, ARC Global II and/or ARC HT III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or UDF

V and/or RPT and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC will resume sending a paper copy of its filings by U.S. mail to my address of record. (e) I acknowledge that my consent may be updated or cancelled, including any updates in e-mail address to which documents are delivered, at any time by calling Realty Capital Securities, LLC and/or SC Distributors at 877-373-2522 from 9:00 am to 5:00 pm EST Monday-Friday.

Signature of Investor Date

Electronic Delivery

Acknowledgement Signature of Joint Investor Date

Only

E-mail (If blank—email from Section 4 and/or 5 will be used)

Joint Accounts: If your Social Security number is the primary number on a joint account and you opt-in to electronic delivery, each consenting stockholder must have access to the e-mail account provided.

Your e-mail address will be held in confidence and used only for matters relating to your investments.

7. Limited Liability Company Agreement (TGIF & GREC Only)

By executing the Multi-Offering Subscription Agreement, the undersigned hereby agrees to be bound by the terms of the limited liability operating agreement and any amendments or supplements thereto or cancellations thereof and authorizes TGIF and/or GREC to make all filings of any and all certificates, instruments, agreements or other documents, whether related to the limited liability agreement or otherwise, as may be required or advisable under the laws of the State of Delaware.

8. Subscriber Acknowledgements

AS APPLICABLE TO CERTAIN OFFERINGS:

CALIFORNIA INVESTORS: ALL CERTIFICATES REPRESENTING SHARES WHICH ARE SOLD IN THE STATE OF CALIFORNIA WILL BEAR THE FOLLOWING LEGEND CONDITIONS: IT

IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR

WRITTEN CONSENT OF THE COMMISSIONER OF THE DEPARTMENT OF BUSINESS OVERSIGHT FOR THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S

RULES.

8a. Subscriber Acknowledgements & Signatures for ARC Global II

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and gross income of at least $70,000; (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the “Investor Suitability

Standards” section of the applicable Prospectus. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.

CURRENT FORM AS OF 10/9/15 VERSION E

8a. Subscriber Acknowledgements & Signatures for ARC Global II, continued

            Owner             Co-Owner I/We acknowledge receipt of the final Prospectus of ARC Global II, not less than five (5) business days prior to the signing of this Subscription Agreement.

            Owner             Co-Owner I/We am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/We acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of ARC Global II, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.

            Owner             Co-Owner California residents only: In addition to the general suitability requirements described above, a California investor’s maximum investment in ARC Global II will be limited to 10% of his or her net worth (exclusive of home, home furnishings and automobiles).

            Owner             Co-Owner Iowa residents only: An investor must have either (a) a minimum liquid net worth of $100,000 and an annual income of $70,000 or (b) a minimum liquid net worth of $350,000. The investor’s maximum investment in ARC Global II and its affiliates cannot exceed 10% of the investor’s liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in ARC Global II and securities of other real estate investment trusts. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in ARC

Global II and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Michigan residents only: The maximum investment allowable in ARC Global II for a Michigan investor is 10% of his or her net worth.

            Owner             Co-Owner Missouri residents only: In addition to the general suitability requirements described above, no more than 10% of any one (1) Missouri investor’s liquid net worth may be invested in the securities registered by ARC Global II for its offering with the Missouri Securities Division.

            Owner             Co-Owner New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It shall be unsuitable for a New Mexico investor’s aggregate investment in ARC Global II shares, shares of its affiliates and in other non-traded real estate investment programs to exceed ten percent (10%) of his, her or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota residents only: Shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least 10 times his or her investment in ARC Global II and that they meet one of the general suitability standards described above.

            Owner             Co-Owner Ohio residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It shall be unsuitable for an Ohio investor’s aggregate investment in ARC Global II shares, shares of its affiliates, and in other non-traded real estate investment trusts to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth

(total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Pennsylvania residents only: The maximum investment allowable in ARC Global II for a Pennsylvania investor is 10%

of his or her net worth.

8b. Subscriber Acknowledgements & Signatures for ARC HT III

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least

$70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the

“Investor Suitability Standards” section of the applicable Prospectus and in this Subscription Agreement. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.

            Owner             Co-Owner I/We acknowledge receipt of the final Prospectus of ARC HT III, not less than five (5) business days prior to the signing of this Subscription Agreement.

            Owner             Co-Owner I/we am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/we acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of ARC HT III, I/we represent that the shares are being purchased for invest- ment purposes only and not for immediate resale.

CURRENT FORM AS OF 10/9/15 VERSION E

8b. Subscriber Acknowledgements & Signatures for ARC HT III, continued

            Owner             Co-Owner California residents only: In addition to the general suitability requirements described above, a California investor’s maximum investment in ARC HT III will be limited to 10% of his or her net worth (exclusive of home, home furnishings and automobiles).

            Owner             Co-Owner Iowa residents only: An investor must have either (a) a minimum liquid net worth of $100,000 and an annual income of $70,000 or (b) a minimum liquid net worth of $350,000. The investor’s maximum investment in ARC HT III and its affiliates cannot exceed 10% of the investor’s liquid net worth. “Liquid net worth” is defined as that portion of net worth

(total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash,

cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in ARC HT III and securities of other real estate investment trusts. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in ARC

HT III and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose,

“liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Michigan residents only: The maximum investment allowable in ARC HT III for a Michigan investor is 10% of his or her net worth.

            Owner             Co-Owner Missouri residents only: In addition to the general suitability requirements described above, no more than 10% of any one Missouri investor’s liquid net worth may be invested in the securities registered by ARC HT III for this offering with the Missouri Securities Division.

            Owner             Co-Owner New Mexico residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It shall be unsuitable for a New Mexico investor’s aggregate investment in ARC HT III shares, shares of its affiliates and in other non-traded real estate investment programs to exceed ten percent (10%) of his, her or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota residents only: Shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least 10 times his or her investment in ARC HT III and that they meet one of the general suitability standards described above.

            Owner             Co-Owner Ohio residents only: Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. It shall be unsuitable for an Ohio investor’s aggregate investment in ARC HT III shares, shares of its affiliates, and in other non-traded real estate investment trusts to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be de- fined as that portion of net worth (total assets exclusive of primary residence, home furnish- ings and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Pennsylvania residents only: The maximum investment allowable in ARC HT III for a Pennsylvania investor is 10% of his or her net worth. ARC HT III will not release from escrow any proceeds received from Pennsylvania residents unless and until ARC HT III raises a minimum of $156,250,000 in aggregate gross offering proceeds from all investors pursuant to ARC HT III offering.

8c. Subscriber Acknowledgements & Signatures for RFT

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and gross income of at least $70,000; (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the “Investor Suitability

Standards” section of the applicable Prospectus; in the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.

            Owner             Co-Owner I/We acknowledge receipt of the final Prospectus of RFT, not less than five (5) business days prior to the signing of this

Subscription Agreement.

            Owner             Co-Owner I/We am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/We acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of RFT, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.

            Owner             Co-Owner California residents only: In addition to the general suitability requirements described above, investors’ maximum investment in RFT shares will be limited to 10% of the investor’s net worth (exclusive of home, home furnishings and automobiles).

            Owner             Co-Owner Iowa residents only: Iowa investors must have an annual income of $70,000 and a minimum net worth of $100,000

(exclusive of home, auto and furnishings) or, in the alternative a Net Worth of $350,000 (exclusive of home furnishings,

& automobiles). The investor’s maximum aggregate investment in RFT common stock and other non-publicly traded direct participation programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, auto and home furnishings minus total liabilities)

that is comprised of cash, cash equivalents and readily marketable securities.

CURRENT FORM AS OF 10/9/15 VERSION E

8c. Subscriber Acknowledgements & Signatures for RFT, continued

            Owner             Co-Owner Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest, in the aggregate, no more than 10% of their liquid net worth in RFT shares and securities of other real estate investment trusts. “ Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in RFT and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Michigan residents only: The maximum investment allowable in RFT for a Michigan investor is 10% of his or her net worth.

            Owner             Co-Owner Missouri residents only: In addition to the general suitability requirements described above, no more than ten percent (10%) of any one Missouri investor’s liquid net worth shall be invested in the securities registered by RFT for this offering with the Missouri Securities Division.

            Owner             Co-Owner New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor’s aggregate investment in RFT, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent

(10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota residents only: North Dakota investors must represent that, in addition to the general suitability requirements described above, they have a net worth of at least ten times their investment in RFT.

            Owner             Co-Owner Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. An Ohio investor’s aggregate investment in RFT, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Pennsylvania residents only: The maximum investment allowable in RFT for a Pennsylvania investor is 10% of his or her net worth.

8d. Subscriber Acknowledgements & Signatures for Grocery Center REIT II

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least

$70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000 or such higher suitability as may be required by certain states and set forth in the

“Investor Suitability Standards” section of the applicable Prospectus. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.

            Owner             Co-Owner I/We acknowledge receipt of the final Prospectus of Grocery Center REIT II, not less than five (5) business days prior to the signing of this Subscription Agreement.

            Owner             Co-Owner I/We am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/We acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of Grocery Center REIT II, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.

            Owner             Co-Owner California residents only: In addition to the general suitability requirements described above, California investors’

maximum investment in Grocery Center REIT II shares shall not exceed 10% of the investor’s net worth (exclusive of home, home furnishings and automobiles).

            Owner             Co-Owner Iowa residents only: The maximum investment allowable in Grocery Center REIT II and its affiliates is 10% of an Iowa investor’s liquid net worth. Liquid net worth is defined as that portion of net worth (total assets minus total liabilities)

that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in Grocery Center REIT II shares and securities of other real estate investment trusts. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in the

Grocery Center REIT II offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Michigan and Pennsylvania residents only: A Michigan or Pennsylvania investor cannot invest more than 10% of his or her net worth in Grocery Center REIT II.

CURRENT FORM AS OF 10/9/15 VERSION E

8d. Subscriber Acknowledgements & Signatures for Grocery Center REIT II, continued

            Owner             Co-Owner Missouri residents only: In addition to the general suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in the Grocery Center REIT II securities registered with the Securities Division.

            Owner             Co-Owner New Mexico and Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or

(b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico and Ohio investor’s aggregate investment in Grocery Center REIT II, shares of our affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota residents only: In addition to the general suitability requirements described above, shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least 10 times his or her investment in us and that they meet one of the general suitability standards described above.

8e. Subscriber Acknowledgements & Signatures for ARC Hospitality

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least

$70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the

“Investor Suitability Standards” section of the applicable Prospectus and in this Subscription Agreement. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.

            Owner             Co-Owner I/We acknowledge receipt of the final Prospectus of ARC Hospitality, not less than five (5) business days prior to the signing of this Subscription Agreement.

            Owner             Co-Owner I/We am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/We acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of ARC Hospitality, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.

            Owner             Co-Owner California residents only: In addition to the general suitability requirements described above, a California investor’s maximum investment in ARC Hospitality will be limited to 10% of her or her net worth (exclusive of home, home furnishings and automobiles).

            Owner             Co-Owner Iowa residents only: Iowa investors must have an annual income of $70,000 and a minimum net worth of $100,000

(exclusive of home, home furnishings and automobiles) or, in the alternative a net worth of $350,000 (exclusive of home,

home furnishings and automobiles). The investor’s maximum aggregate investment in ARC Hospitality common stock and other non-publicly traded direct participation programs may not exceed ten percent (10%) of his or her liquid net worth.“Liquid net worth“is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in ARC Hospitality and securities of other real estate investment trusts. “Liquid net worth“is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in the ARC

Hospitality offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose,“liquid net worth“is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Michigan residents only: The maximum investment allowable in ARC Hospitality for a Michigan investor is 10% of his or her net worth.

            Owner             Co-Owner Missouri residents only: In addition to the general suitability requirements described above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth may be invested in ARC Hospitality shares registered for the offering with the Missouri Securities Division.

            Owner             Co-Owner New Mexico and Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico or Ohio investor’s aggregate investment in ARC Hospitality shares, shares of its affiliates and in other non-traded real estate investment programs may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota residents only: Shares will only be sold to a resident of North Dakota who represents that he or she has a net worth of at least 10 times his or her investment in ARC Hospitality and that they meet one of the general suitability standards described above.

            Owner             Co-Owner Pennsylvania residents only: The maximum investment allowable in ARC Hospitality for a Pennsylvania investor is

10% of his or her net worth.

CURRENT FORM AS OF 10/9/15 VERSION E

8f. Subscriber Acknowledgements & Signatures for UDF V

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner I have (i) a net worth (exclusive of home, furnishings and automobiles) of $250,000 or more; or (ii) a net worth (exclusive of home, furnishings and automobiles) of at least $70,000 and had during the last tax year or estimate that I will have during the current tax year a minimum of $70,000 annual gross income, or I meet the higher suitability requirements imposed by my state of primary residence as set forth in the Prospectus under ‘‘Suitability Standards.’’

            Owner             Co-Owner I/We acknowledge receipt of the final Prospectus of UDF V.

            Owner             Co-Owner I/We am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/We acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of United Development Funding Income Fund V, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.

            Owner             Co-Owner California residents only: This investment does not exceed 10% of my net worth (exclusive of home, home furnishings and automobiles).

260.141.11 Restrictions on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 of the Rules (the ‘‘Rules’’) adopted under the California Corporate

Securities Law (the ‘‘Code’’) shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee. (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of the Rules), except:

(1) to the issuer; (2) pursuant to the order or process of any court; (3) to any person described in subdivision (i) of

Section 25102 of the Code or Section 260.105.14 of the Rules; (4) to the transferor’s ancestors, descendants or spouse,

or any custodian or trustee for the account of the transferor or the transferor’s ancestors, descendants or spouse; or

to a transferee by a trustee or custodian for the account of the transferee or the transferee’s ancestors, descendants or spouse; (5) to holders of securities of the same class of the same issuer; (6) by way of gift or donation intervivos or on death; (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer,

nor actually present in this state if the sale of such securities is not in violation of any securities laws of the foreign state, territory or country concerned; (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group; (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner’s written consent is obtained or under this rule not required; (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a)

of Section 25143 is in effect with respect to such qualification; (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation; (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code provided that no order under Section 25140 or subdivision

(a) of Section 25143 is in effect with respect to such qualification; (13) between residents of foreign states, territories or countries who are neither domiciled or actually present in this state; (14) to the State Controller pursuant to the

Unclaimed Property Law or to the administrator of the unclaimed property law of another state; (15) by the State

Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (1) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (2) delivers to each purchaser a copy of this rule, and (3) advises the Commissioner of the name of each purchaser; (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f ) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section. (c)

The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows: ‘‘IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER

OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR

WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED

IN THE COMMISSIONER’S RULES.’’

            Owner             Co-Owner Iowa residents only: I have either (a) a minimum net worth of $300,000 (exclusive of home, auto and furnishings) or

(b)	a minimum annual income of $70,000 and a net worth of $100,000 (exclusive of home, auto and furnishings). In addition, this investment, when added to my investments in affiliates of the fund and any other non-exchange traded real estate investment trust, does not exceed 10% of my liquid net worth. For purposes of the suitability standard applicable to Iowa residents, ‘‘liquid net worth’’ shall consist of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: I acknowledge the recommendation of the Kansas Office of the Securities Commissioner that this investment and other investments in non-traded real estate investment trusts should not exceed, in the aggregate,

10% of my liquid net worth. For purposes of this recommendation, liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: I acknowledge the recommendation of the Maine Office of Securities that this investment and similar direct participation investments should not exceed, in the aggregate, 10% of my liquid net worth. For purposes of this recommendation, liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

CURRENT FORM AS OF 10/9/15 VERSION E

8f. Subscriber Acknowledgements & Signatures for UDF V, continued

            Owner             Co-Owner New Mexico residents only: This investment, when added to my investments in affiliates of the fund and similar direct participation programs, does not exceed 10% of my liquid net worth.

            Owner             Co-Owner North Dakota residents only: This investment does not exceed 10% of my net worth.

            Owner             Co-Owner Pennsylvania residents only: This investment does not exceed 10% of my net worth (exclusive of home, home furnishings and automobiles).

8g. Subscriber Acknowledgements & Signatures for BDCA II

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner Represents that I (we) either: (i) have a net worth (excluding home, home furnishings and automobiles) of at least

$70,000 and gross income of at least $70,000; or (ii) have a net worth (excluding home, home furnishings and automobiles) of at least $250,000; or such higher suitability as may be required by certain states and set forth in the

“Investor Suitability Standards” section of the applicable Prospectus and in this Subscription Agreement. In the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the Shares.

            Owner             Co-Owner I/we acknowledge receipt of the final Prospectus of BDCA II, not less than five (5) business days prior to the signing of this Subscription Agreement.

            Owner             Co-Owner I/We am/are purchasing shares for my/our own account.

            Owner             Co-Owner I/We acknowledge that shares are not liquid.

            Owner             Co-Owner If an affiliate of BDCA II, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.

            Owner             Co-Owner California residents only: Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a minimum net worth of at least $120,000. In addition, the state of California requires that each investor in California cannot invest more than 10% of his or her net worth in BDCA II.

            Owner             Co-Owner Idaho residents only: Investors who reside in the state of Idaho must have either (a) a liquid net worth of at least

$85,000 and an annual gross income of at least $85,000 or (b) a liquid net worth of at least $300,000. Additionally, an investor’s total investment in BDCA II shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets that may be convertible to cash within one year.)

            Owner             Co-Owner Iowa residents only: Investors who reside in the state of Iowa must have either (i) a minimum liquid net worth of $100,000 and an annual gross income of $70,000 or (ii) a minimum liquid net worth of $350,000. The investor’s maximum investment in BDCA II cannot exceed 10% of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth, in the aggregate, in BDCA II and securities of other business development companies. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine residents only: The Maine Office of Securities recommends that an investor’s aggregate investment in BDCA

II and similar non-traded business development companies not exceed 10% of the investor’s liquid net worth. For this purpose “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner New Mexico residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A New Mexico investor’s aggregate investment in

BDCA II, its affiliates and in other non-traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home,

home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner North Dakota residents only: North Dakota investors must represent that, in addition to the stated income and net worth standards, they have a net worth of at least ten times their investment in BDCA II.

            Owner             Co-Owner Ohio residents only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. An Ohio investor’s aggregate investment in

BDCA II, shares of its affiliates and in other non-traded business development programs may not exceed ten percent

(10%) of his or her liquid net worth. ‘‘Liquid net worth’’ is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Oklahoma residents only: Oklahoma investors must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (ii) a minimum net worth of $250,000, exclusive of home, home furnishings and automobiles. An Oklahoma investor’s maximum investment in BDCA II’s securities may not exceed 10% of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

CURRENT FORM AS OF 10/9/15 VERSION E

8g. Subscriber Acknowledgements & Signatures for BDCA II, continued

            Owner             Co-Owner Texas residents only: An investor must have had, during the last tax year, or estimate that the investor will have during the current tax year, (a) a minimum net worth of $100,000 and a minimum annual gross income of $100,000,

or (b) a minimum net worth of $250,000. The investor’s maximum investment in the BDCA II offering shall not exceed

10% of the investor’s liquid net worth (exclusive of home, home furnishings and automobiles).

            Owner             Co-Owner Vermont residents only: Accredited investors in Vermont, as defined in 17 C.F.R. 9230.501, may invest freely in BDCA II offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in BDCA II offering that exceeds 10% of the investor’s liquid net worth. For these purposes, ‘“liquid net worth” is defined as an investors total assets (not including home, home furnishings, or automobiles) minus total liabilities.

8h. Subscriber Acknowledgements & Signatures for RPT

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner I/we have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles) of at least

$250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I/we meet the higher net worth and gross income requirements imposed by my/

our state of primary residence as set forth in the Prospectus under “Suitability Standards.” In addition, not more than

10% of my net worth will be invested in shares of RPT, with net worth being defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner I/we have received the final Prospectus of RPT at least five (5) business days before signing the Subscription Agreement.

I/we acknowledge that after the end of each business day following the escrow period, I/we can access the NAV per share for each class of shares through RPT’s website and toll-free automated telephone line.

            Owner             Co-Owner I/we acknowledge that there is no public market for the shares and, thus, my/our investment in shares is not liquid.

            Owner             Co-Owner I/we am/are purchasing the shares for the account referenced above.

            Owner             Co-Owner I/we acknowledge that I/we will not be admitted as a stockholder until my/our investment has been accepted. The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and payment of the full purchase price of the shares.

            Owner             Co-Owner Iowa residents only: It is recommended by the office of the Iowa Securities Bureau that Iowa investors limit their aggregate investment in us and other non-traded real estate investment trusts to not more than 10% of their liquid net worth, with liquid net worth being defined as that portion of total net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas residents only: In addition to the suitability standards noted above, it is recommended by the Office of the

Kansas Securities Commissioner that purchasers residing in Kansas limit their aggregate investment in the securities of RPT and other non-traded real estate investment trusts to not more than 10% of their liquid net worth, with liquid net worth being defined as that portion of total net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner New Mexico residents only: In addition to the suitability standards noted above, purchasers residing in New Mexico may not invest more than 10% of their liquid net worth in RPT’s shares, shares of RPT’s affiliates and other non-traded real estate programs, with liquid net worth being defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Ohio residents only: In addition to the suitability standards noted above, purchasers residing in Ohio may not invest more than 10% of their liquid net worth in RPT’s shares, shares of RPT’s affiliates and other non-traded real estate investment programs, with liquid net worth being defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities (less liabilities).

8i. Subscriber Acknowledgements & Signatures for CVMC REIT II

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner I (we) have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles) of at least

$250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my (our)

state of primary residence as set forth in the Prospectus under “Suitability Standards.” I (we) will not purchase additional shares unless I (we) meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

            Owner             Co-Owner I/we have received the final Prospectus of CVMC REIT II at least five (5) business days before signing the Subscription

Agreement.

            Owner             Co-Owner I (we) acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

            Owner             Co-Owner I/we am/are purchasing the shares for the account referenced above.

            Owner             Co-Owner I (we) acknowledge that I (we) will not be admitted as a stockholder until my (our) investment has been accepted.

The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and payment of the full purchase price of the shares.

CURRENT FORM AS OF 10/9/15 VERSION E

8i. Subscriber Acknowledgements & Signatures for CVMC REIT II, continued

            Owner             Co-Owner Iowa: In addition to the general suitability standards listed above, an Iowa investor must have either (a) a minimum net worth of $300,000 (exclusive of home, auto and furnishings) or (b) a minimum annual income of $70,000 and a net worth of $100,000 (exclusive of home, auto and furnishings). In addition, Iowa recommends that an investor’s total investment in this offering or any of its affiliates and any other non exchange traded REIT, not exceed 10% of the Iowa resident’s liquid net worth. “Liquid net worth” for purposes of this investment shall consist of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas: It is recommended by the Office of the Securities Commissioner of Kansas that investors limit their aggregate investment in our securities and the securities of other non-traded real estate investment trusts to not more than 10%

of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with Generally Acceptable Accounting Principles.

            Owner             Co-Owner Maine: In addition to the suitability standards noted above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Missouri: In addition to the general suitability requirements listed above, no more than ten percent (10%) of any investor’s liquid net worth shall be invested in the securities registered by the Issuer for this offering with the Securities

Division.

            Owner             Co-Owner New Mexico: In addition to the general suitability standards listed above, a New Mexico investor may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded real estate investment programs.

            Owner             Co-Owner North Dakota: North Dakota investors must represent that, in addition to the stated net income and net worth standards, they have a net worth of at least ten times their investment in us.

            Owner             Co-Owner Ohio: It shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer,

and in other non-traded real estate investment trusts to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of primary residence, home furnishings,

and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

8j. Subscriber Acknowledgements & Signatures for SIC

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner I (we) have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles) of at least

$250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my (our)

state of primary residence as set forth in the Prospectus under “Suitability Standards.” I (we) will not purchase additional shares unless I (we) meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

            Owner             Co-Owner I/we have received the final Prospectus of SIC at least five (5) business days before signing the Subscription Agreement.

            Owner             Co-Owner I (we) acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

            Owner             Co-Owner I/we am/are purchasing the shares for the account referenced above.

            Owner             Co-Owner I (we) acknowledge that I (we) will not be admitted as a stockholder until my (our) investment has been accepted.

The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and payment of the full purchase price of the shares.

            Owner             Co-Owner California: In addition to the suitability standards noted above, a California investor’s total investment in us shall not exceed 10% of his or her net worth.

            Owner             Co-Owner Idaho: In addition to the suitability standards above, the state of Idaho requires that each Idaho investor will not invest in the aggregate, more than 10% of his or her liquid net worth in shares of Sierra Income Corporation’s common stock.

Liquid net worth is defined as that portion of net worth consisting of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Iowa: In addition to the suitability standards noted above, an Iowa investor’s total investment in us shall not exceed

10% of his or her liquid net worth. Liquid net worth is that portion of an investor’s net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Kansas: In addition to the suitability standards noted above, it is recommended by the Office of the Kansas Securities

Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner Maine: In addition to the suitability standards noted above, the Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner New Mexico: In addition to the suitability standards noted above, a New Mexico resident’s investment should not exceed 10% of his or her liquid net worth in this and other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

CURRENT FORM AS OF 10/9/15 VERSION E

8j. Subscriber Acknowledgements & Signatures for SIC, continued

            Owner             Co-Owner North Dakota: In addition to the suitability standards noted above, North Dakota requires that shares mayonly be sold to residents of North Dakota that represent they have a net worth of at least ten times their investment in the issuer and its affiliates and that they meet one of the established suitability standards.

            Owner             Co-Owner Oklahoma: In addition to the suitability standards noted above, an Oklahoma investor must limit his or her investment in SIC to 10% of his or her net worth (excluding home, furnishings, and automobiles.)

            Owner             Co-Owner Ohio: In addition to the suitability standards noted above, it shall be unsuitable for an Ohio investor’s aggregate investment in shares of the issuer, affiliates of the issuer, and in other non-traded business development programs to exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” shall be defined as that portion of net worth

(total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash,

cash equivalents, and readily marketable securities.

            Owner             Co-Owner Texas: In addition to the suitability standards noted above, Texas residents purchasing shares (i) must have either (a)

an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000;

and (ii) may not invest more than 10% of their net worth in us. For Texas residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

8k. Subscriber Acknowledgements & Signatures for TGIF

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner I (we) have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles) of at least

$250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my (our)

state of primary residence as set forth in the Prospectus under “Suitability Standards.” I (we) will not purchase additional units unless I (we) meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

            Owner             Co-Owner I/we have received the final Prospectus of TGIF at least five (5) business days before signing the Subscription Agreement.

In addition, I (we) acknowledge that from time to time following the escrow period, the purchase price per unit may change and I (we) can access this information through TGIF’s website.

            Owner             Co-Owner I (we) acknowledge that there is no public market for the units and, thus, my investment in units is not liquid.

            Owner             Co-Owner I/we am/are purchasing the units for the account referenced above.

            Owner             Co-Owner I (we) acknowledge that I (we) will not be admitted as a unitholder until my (our) investment has been accepted.

The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and payment of the full purchase price of the units.

            Owner             Co-Owner California: In addition to the minimum suitability standards described above, a California investor must have either:

(i) a minimum net worth of $350,000 (exclusive of home, auto and furnishings); or (ii) a minimum annual gross income of $85,000 and a net worth of $150,000 (exclusive of home, auto and furnishings). In addition, a California investor’s maximum investment in the issuer may not exceed 10% of such investor’s net worth.

            Owner             Co-Owner Iowa: In addition to the minimum suitability standards described above, the state of Iowa requires that each Iowa investor limit his or her investment in the issuer to a maximum of 10% of his or her liquid net worth, which is defined as cash and/or cash equivalents.

            Owner             Co-Owner Kansas: In addition to the minimum suitability standards described above, it is recommended by the Office of the

Kansas Securities Commissioner that Kansas investors not invest, in the aggregate, more than 10% of their liquid net worth in the issuer and other non-traded business development companies. Liquid net worth is defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with GAAP.

            Owner             Co-Owner Maine: In addition to the minimum suitability requirements, it is recommended that Maine investors limit their investment in the issuer and in the securities of similar programs to not more than 10% of their liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

            Owner             Co-Owner New Mexico: In addition to the minimum suitability standards described above, a New Mexico investor’s maximum investment in the issuer may not exceed 10% of such investor’s liquid net worth.

            Owner             Co-Owner North Dakota: In addition to the minimum suitability standards described above, North Dakota investors must represent that, in addition to the standards listed above, they have a net worth of at least ten times their investment in the issuer.

            Owner             Co-Owner Ohio: In addition to the minimum suitability standards described above, an Ohio investor must have a liquid net worth of at least ten times such Ohio resident’s investment in the issuer, the issuer’s affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

            Owner             Co-Owner Oklahoma: In addition to the minimum suitability standards described above, an Oklahoma resident’s investment in the issuer must not exceed ten percent (10%) of their liquid net worth.

CURRENT FORM AS OF 10/9/15 VERSION E

8k. Subscriber Acknowledgements & Signatures for TGIF, continued

            Owner             Co-Owner Texas: Texas residents purchasing units (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $250,000; and (ii) may not invest more than 10% of their net worth in the issuer, the issuer’s affiliates and in other non-traded business development companies. For Texas residents,

“net worth” does not include the value of one’s home, home furnishings or automobiles.

8l. Subscriber Acknowledgements & Signatures for GREC

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf ) further acknowledges and/or represents the following:

(you must initial ALL appropriate representations below)

            Owner             Co-Owner I (we) have (i) a minimum net worth (exclusive of home, home furnishings and personal automobiles) of at least

$250,000 or (ii) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000, and, if applicable, I meet the higher net worth and gross income requirements imposed by my (our)

state of primary residence as set forth in the Prospectus under “Suitability Standards.” I (we) will not purchase additional shares unless I (we) meet the applicable suitability requirements set forth in the Prospectus at the time of purchase.

            Owner             Co-Owner I/we have received the final Prospectus of GREC at least five (5) business days before signing the Subscription

Agreement.

            Owner             Co-Owner I (we) acknowledge that there is no public market for the shares and, thus, my investment in shares is not liquid.

            Owner             Co-Owner I/we am/are purchasing the shares for the account referenced above.

            Owner             Co-Owner I (we) acknowledge that I (we) will not be admitted as a stockholder until my (our) investment has been accepted.

The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures, conducting an Anti-Money Laundering check as required by the USA Patriot Act and payment of the full purchase price of the shares.

            Owner             Co-Owner California: In addition to the minimum suitability standards listed above, a California investor’s maximum investment in the Issuer may not exceed 10% of such investor’s net worth.

            Owner             Co-Owner Iowa: In addition to the minimum suitability standards described above, the state of Iowa requires thateach Iowa investor limit his or her investment in the Issuer to a maximum of 10% of his or her liquid networth, which is defined as cash or cash equivalents. An Iowa investor must have either (i) a net worth (notincluding home, furnishings and personal automobiles) of $100,000 and an annual gross income of atleast $100,000 or (ii) a net worth of at least

$350,000 (not including home, furnishings and personal automobiles).

Kansas: In addition to the minimum suitability standards described above, it is recommended by the Officeof the

            Owner             Co-Owner Securities Commissioner that Kansas investors limit their aggregate investment in our securities andother non-traded business development companies to no more than 10% of their liquid net worth. For thesepurposes, liquid net worth shall be defined as that portion of total net worth (total assets nus liabilities) thatis comprised of cash, cash equivalents and readily marketable securities, as determined in conformity withgenerally accepted accounting principles.

            Owner             Co-Owner Maine: In addition to the minimum suitability standards described above, it is recommended that Maine investors limit their investment in us and in the securities of similar programs to not more than 10% of their liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Michigan: It is recommended by the Michigan Securities Division that Michigan citizens not invest more than 10% of

            Owner             Co-Owner their liquid net worth in the shares. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities that may be converted into cash within one year.

            Owner             Co-Owner New Mexico: In addition to the minimum suitability standards described above, an investment by a New Mexico resident may not exceed ten percent (10%) of the New Mexico resident’s liquid net worth in us, our affiliates and other similar non-traded direct participation programs.

            Owner             Co-Owner North Dakota: In addition to the minimum suitability standards described above, North Dakota investors must represent that they have a net worth of at least ten times their investment in us.

            Owner             Co-Owner Oklahoma: In addition to the minimum suitability standards described above, an investment by Oklahoma investors should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

CURRENT FORM AS OF 10/9/15 VERSION E

8m. Subscriber Acknowledgements & Signatures

Please check all funds applicable.

ARC Global II ARC HT III ARC Hospitality CVMC REIT II GREC

Grocery Center REIT II RFT RPT SIC TGIF

UDF V BDCA II

WE INTEND TO ASSERT THE FOREGOING REPRESENTATION AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES AND/

OR UNITS ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS MULTI-OFFERING SUBSCRIPTION AGREEMENT AND ALL RIGHTS THEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. BY EXECUTING THIS MULTI-OFFERING SUBSCRIPTION AGREEMENT, THE SUBSCRIBER HEREBY DECLARES THE INFORMATION SUPPLIED ABOVE IS TRUE AND CORRECT

AND MAY BE RELIED UPON BY EACH ISSUER IN CONNECTION WITH THE SUBSCRIBER’S INVESTMENT IN SUCH ISSUER.

THE SUBSCRIBER DOES NOT WAIVE ANY RIGHTS IT MAY HAVE UNDER THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934 OR ANY STATE SECURITIES LAW BY EXECUTING THIS MULTI-OFFERING SUBSCRIPTION AGREEMENT. A

SALE OF SHARES AND/OR UNITS MAY NOT BE COMPLETED UNTIL THE SUBSCRIBER HAS BEEN IN RECEIPT OF THE FINAL PROSPECTUS FOR EACH OFFERING (AT LEAST FIVE (5) BUSINESS DAYS).

THE SUBSCRIBER WILL NOT BE ADMITTED AS A STOCKHOLDER OF THE APPLICABLE ISSUER UNTIL THIS SUBSCRIPTION AGREEMENT HAS BEEN ACCEPTED BY SUCH ISSUER. SUCH ISSUER MAY REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, IN

ITS SOLE DISCRETION, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. SUBSCRIPTIONS WILL BE ACCEPTED OR REJECTED WITHIN

30 DAYS OF THEIR RECEIPT. EACH ISSUER WILL ACCEPT GROUPS OF SUBSCRIPTIONS ON AN ORDERLY BASIS NO LESS FREQUENTLY THAN MONTHLY, SUBJECT TO THE TERMS OF THE APPLICABLE CURRENT PROSPECTUS. IF AN ISSUER REJECTS THE

SUBSCRIBER’S SUBSCRIPTION, THE PURCHASE PRICE WILL BE RETURNED TO THE SUBSCRIBER WITHIN TEN (10) BUSINESS DAYS AFTER THE REJECTION OF THE SUBSCRIPTION. IF THE SUBSCRIBER’S SUBSCRIPTION IS ACCEPTED, THE SUBSCRIBER

WILL BE SENT A CONFIRMATION OF ITS PURCHASE AFTER THE SUBSCRIBER HAS BEEN ADMITTED AS A STOCKHOLDER.

FOR SIC INVESTORS ONLY

BY SIGNING BELOW, YOU ALSO ACKNOWLEDGE THAT:

•	YOU DO NOT EXPECT TO BE ABLE TO SELL YOUR SHARES REGARDLESS OF HOW WE PERFORM.
•	IF YOU ARE ABLE TO SELL YOUR SHARES, YOU WILL LIKELY RECEIVE LESS THAN YOUR PURCHASE PRICE.
•	WE DO NOT INTEND TO LIST OUR SHARES ON ANY SECURITIES EXCHANGE DURING OR FOR WHAT MAY BE A SIGNIFICANT TIME AFTER THE OFFERING PERIOD, AND WE DO NOT EXPECT A SECONDARY MARKET IN THE SHARES TO DEVELOP.
•

BEGINNING THE SECOND QUARTER OF 2013, WE INTEND TO IMPLEMENT A SHARE REPURCHASE PROGRAM, BUT ONLY A LIMITED NUMBER OF SHARES ARE ELIGIBLE FOR REPURCHASE BY US. IN ADDITION, ANY SUCH REPURCHASES WILL BE AT

A PRICE EQUAL TO OUR MOST RECENTLY DISCLOSED NET ASSET VALUE PER SHARE IMMEDIATELY PRIOR TO THE DATE OF REPURCHASE.

•	YOU MAY NOT HAVE ACCESS TO THE MONEY YOU INVEST FOR AN INDEFINITE PERIOD OF TIME.
•	AN INVESTMENT IN OUR SHARES IS NOT SUITABLE FOR YOU IF YOU NEED ACCESS TO THE MONEY YOU INVEST.
•	BECAUSE YOU WILL BE UNABLE TO SELL YOUR SHARES, YOU WILL BE UNABLE TO REDUCE YOUR EXPOSURE IN ANY MARKET DOWN TURN.
•	DISTRIBUTIONS MAY BE FUNDED FROM OFFERING PROCEEDS OR BORROWINGS, WHICH MAY CONSTITUTE A RETURN OF CAPITAL AND REDUCE THE AMOUNT OF CAPITAL AVAILABLE TO US FOR INVESTMENT. ANY CAPITAL RETURNED TO

STOCKHOLDERS THROUGH DISTRIBUTIONS WILL BE DISTRIBUTED AFTER PAYMENT OF FEES AND EXPENSES.

•	PREVIOUS DISTRIBUTIONS TO STOCKHOLDERS WERE FUNDED FROM TEMPORARY FEE REDUCTIONS THAT ARE SUBJECT TO REPAYMENT TO OUR ADVISER. THESE DISTRIBUTIONS WERE NOT BASED ON OUR INVESTMENT PERFORMANCE AND MAY

NOT CONTINUE IN THE FUTURE. IF OUR ADVISER HAD NOT AGREED TO MAKE EXPENSE SUPPORT PAYMENTS, THESE DISTRIBUTIONS WOULD HAVE COME FROM YOUR PAID IN CAPITAL. THE REIMBURSEMENT OF THESE PAYMENTS OWED TO OUR

ADVISER WILL REDUCE THE FUTURE DISTRIBUTIONS TO WHICH YOU WOULD OTHERWISE BE ENTITLED.

FOR RPT INVESTORS ONLY

PLEASE CHECK THIS BOX ONLY IF YOU ARE SUBJECT TO BACKUP WITHHOLDING. PLEASE INCLUDE A COPY OF THE NOTIFICATION LETTER YOU RECEIVED FROM THE IRS.

FOR UDF V INVESTORS ONLY

BY SIGNING BELOW, YOU ALSO ACKNOWLEDGE THAT:

•

IF YOU PROVIDE PAYMENT THAT IN THE AGGREGATE DIFFERS FROM THE PAYMENT REQUIRED TO PURCHASE THE NUMBER OF SHARES INDICATED IN THIS MULTI-OFFERING SUBSCRIPTION AGREEMENT OR IF YOUR CALCULATIONS OF THE SHARES

TO BE PURCHASED WITH THE AMOUNT ACTUALLY SUBMITTED IS INCORRECT, YOUR SUBSCRIPTION WILL BE AUTOMATICALLY DEEMED A SUBSCRIPTION FOR THE MAXIMUM NUMBER OF SHARES THAT MAY BE PURCHASED FOR SUCH AMOUNT.

•

DISTRIBUTIONS MAY BE FUNDED FROM BORROWINGS, OFFERING PROCEEDS, OR PROCEEDS FROM THE SALE OF ASSETS, WHICH MAY CONSTITUTE A RETURN OF CAPITAL AND SIGNIFICANTLY REDUCE THE AMOUNT OF CAPITAL AVAILABLE FOR

INVESTMENT BY UDF V. ANY CAPITAL RETURNED TO INVESTORS THROUGH DISTRIBUTIONS WILL BE RETURNED AFTER CERTAIN FEES AND EXPENSES ARE PAID TO THE SPONSOR OF THE UDF V OFFERING OR ITS AFFILIATES.

IMPORTANT: The investor must go to Section 9 and complete the attached Substitute Form W-9 in its entirety in order for the Subscription Agreement to be considered valid for review.

IN ORDER TO HAVE THIS AGREEMENT EXECUTED, THE INVESTOR(S) MUST SIGN THIS SECTION

For the selected funds above, if the investor signing below is acquiring the shares and/or units through an IRA or will otherwise beneficially hold the shares and/or units through a Custodian or Trustee, the investor also authorizes the Investment Program(s) indicated in Section 1 to receive (on behalf of the investor) authorization for the investor to act as proxy for the Custodian or Trustee. This authorization coupled with the Custodian or Trustee authorization below is intended to permit the investor to vote his or her shares and/or units even though the investor is not the record holder of the shares and/or units. Signing Section 8m will not constitute an execution of this

Multi-Offering Subscription Agreement.

Owner Signature Date

Co-Owner Signature (If applicable) Date

FOR AUTHORIZED REPRESENTATIVE OF CUSTODIAN USE ONLY

Signature of Custodian(s) or Trustee(s): By signing this Multi-Offering Subscription Agreement, the Custodian authorizes the investor to vote the number of shares and/or units of the Investment Program(s) indicated in Section 1 that are beneficially owned by the investor as reflected on the records of each said offering as of the applicable record date at any meeting of the stockholders and/or unitholders of each said offering. This authorization shall remain in place until revoked in writing by the Custodian.

The Investment Program(s) indicated in Section 1 are hereby authorized to notify the investor of his or her right to vote consistent with this authorization.

Authorized Signature (Custodian or Trustee) Date

CURRENT FORM AS OF 10/9/15 VERSION E

9. Substitute Form W-9—ALL U.S. Taxpayers Must Sign

SUBSTITUTE FORM W-9 (IRS Form W-9)(Rev. 12-2014)

See Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “guidelines”) in Section 9 of the attached Investor Instructions to this Multi-Offering

Subscription Agreement for the guidelines on how to complete the Substitute Form W-9.

Certification

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide a current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that (a) the TIN provided on

Substitute Form W-9 is correct (or that such investor is awaiting a TIN), (b) the investor is a U.S. person, (c) the investor is not subject to backup withholding because

(i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the Internal Revenue Service (“IRS”) that the investor is subject to backup withholding as a result of failure to report all interests or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding and (d) the FATCA code(s) provided on Substitute Form W-9 (if any) is correct. If a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS.

Name

(if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the Guidelines)

Business Name

(Sole proprietors, see the instructions in the Guidelines)

Check appropriate box:

Individual/Sole Proprietor or Single-Member LLC C Corporation S Corporation Partnership

Trust/Estate Limited Liability Company Enter the tax classification (C= C Corporation, S= S Corporation, P= Partnership)

Other

Exempt payee code (If any) Exemption from FATCA reporting code (If any)

(Applies to accounts maintained outside the U.S.)

Address

Enter your TIN in the appropriate box below. (For most individuals, this is your social security number. If you do not have a TIN, write “Applied For” in the appropriate space below and see Obtaining a Number in the Guidelines). Certify by signing and dating below.

OR

Social Security Number Employer Identification Number

Under penalties of perjury, I certify that:

1.The number shown on this form is my correct taxpayer identification number, and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. citizen or other U.S. person (as defined in the Guidelines), and

4. The FATCA code(s) entered on this form (if any) indicating I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of Investor Print Name Date

CURRENT FORM AS OF 10/9/15 VERSION E

10.	Check Instructions

For Non-Custodial Accounts: Please mail a completed original Subscription Agreement along with a check and the appropriate documents outlined in Sections 1 and 2 of this Subscription Agreement, to the appropriate address as outlined in Section 10a.

For Custodial Accounts: Please mail a completed original Subscription Agreement directly to the custodian, along with your check and the appropriate documents outlined in Sections 1 and 2 of this Subscription Agreement.

PLEASE NOTE: Only original, completed copies of the Multi-Offering Subscription Agreement can be accepted. We cannot accept photocopied or otherwise duplicated Multi-Offering Subscription Agreements.

American Realty Capital Global Trust II, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “American Realty Capital Global Trust II, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

American Realty Capital Healthcare Trust III, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “American Realty Capital Healthcare Trust III, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

American Realty Capital Healthcare Trust III, Inc. Investors in PA: Until we have raised the minimum offering amount required in the state of Pennsylvania for investors, the Multi-Offering Subscription Agreement, together with a check made payable to “UMB Bank, N.A., as Escrow Agent for American Realty Capital Healthcare Trust III, Inc.” for the full purchase price, should be delivered by your Broker-Dealer or Registered Investment Advisor, as applicable, to the UMB Bank address in Section 10a. Please refer to the “Notice to Residents of Pennsylvania Only” section of the Prospectus for additional information regarding the Pennsylvania escrow requirements.

Realty Finance Trust, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “Realty Finance Trust, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

Phillips Edison Grocery Center REIT II, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “Phillips Edison Grocery Center REIT II, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

American Realty Capital Hospitality Trust, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “American Realty Capital Hospitality Trust, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

United Development Funding Income Fund V Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “United Development Funding Income Fund V” for the full purchase price, should be delivered to the address in Section 10a.

Business Development Corporation of America II Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “Business Development Corporation of America II” for the full purchase price, should be delivered to the address in Section 10a.

RREEF Property Trust, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “RREEF Property Trust, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

RREEF Property Trust, Inc. Investors in PA: Until we have raised the minimum offering amount required in the state of Pennsylvania for investors, the Multi-Offering Subscription Agreement, together with a check made payable to “UMB Bank, N.A., as Escrow Agent for RREEF Property Trust” for the full purchase price, should be delivered by your Broker-Dealer or Registered Investment Advisor, as applicable, to the UMB Bank address in Section 10a. Please refer to the “Notice to Residents of Pennsylvania Only” section of the Prospectus for additional information regarding the Pennsylvania escrow requirements.

Carter Validus Mission Critical REIT II, Inc. Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “Carter Validus Mission Critical REIT II, Inc.” for the full purchase price, should be delivered to the address in Section 10a.

Sierra Income Corporation Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “Sierra Income Corporation” for the full purchase price, should be delivered to the address in Section 10a.

TriLinc Global Impact Fund Investors: The Multi-Offering Subscription Agreement, together with a check made payable to “TriLinc Global Impact Fund” for the full purchase price, should be delivered to the address in Section 10a.

Greenbacker Renewable Energy Company Investors: The Multi-Offering Subscription Agreement, together with a check made payable to“Greenbacker Renewable Energy Company” for the full purchase price, should be delivered to the address in Section 10a.

Greenbacker Renewable Energy Company Investors in PA: Until we have raised the minimum offering amount required in the state of Pennsylvania for investors, the Multi-Offering Subscription Agreement, together with a check made payable to “UMB Bank, N.A., as Escrow Agent for Greenbacker Renewable Energy Company” for the full purchase price, should be delivered by your Broker-Dealer or Registered Investment Advisor, as applicable, to the UMB Bank address in Section 10a. Please refer to the “Notice to Residents of Pennsylvania Only” section of the Prospectus for additional information regarding the Pennsylvania escrow requirements.

CURRENT FORM AS OF 10/9/15 VERSION E

10a. Mailing Addresses

For ARC Global II and/or ARC HT III (except in PA) and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality

Regular & Overnight Mail

c/o American National Stock Transfer, LLC

430 W. 7th Street

Kansas City, MO 64105-1407

For UDF V

Regular Mail Overnight Mail

United Development Funding Income Fund V United Development Funding Income Fund V

c/o DST Systems, Inc. c/o DST Systems, Inc.

P.O. Box 219096 430 West 7th Street

Kansas City, MO 64121-9096 Kansas City, MO 64105

For RPT (except in PA) and/or CVMC REIT II and/or SIC and/or TGIF and/or GREC (except in PA)

Regular Mail Overnight Mail

Investment Processing Department Investment Processing Department

c/o DST Systems, Inc. c/o DST Systems, Inc.

PO BOX 219731 430 W. 7th Street

Kansas City, MO 64121-9731 Kansas City, MO 64105-1407

For ARC HT III and/or RPT and/or GREC in PA

(before escrow requirements are met)

American Realty Capital Healthcare Greenbacker Renewable Energy Company

Trust III, Inc. c/o UMB Bank, N.A., as Escrow Agent

c/o UMB Bank, N.A., as Escrow Agent ATTN: Lara L. Stevens

ATTN: Lara L. Stevens Corporate Trust & Escrow Services

Corporate Trust & Escrow Services 1010 Grand Blvd, 4th Floor

1010 Grand Blvd, 4th Floor Kansas City, MO 64106

Kansas City, MO 64106 Phone: (816) 860-3017

Phone: (816) 860-3017

RREEF Property Trust

c/o UMB Bank, N.A., as Escrow Agent

ATTN: Lara L. Stevens

Corporate Trust & Escrow Services

1010 Grand Blvd, 4th Floor

Kansas City, MO 64106

Phone: (816) 860-3017

Should you have any questions or concerns and require customer service to handle your request or inquiry, please contact our transfer agent at:

For ARC Global II, ARC HT III, BDCA II, RFT, For CVMC REIT II, SIC, TGIF or GREC:

Grocery Center REIT II or ARC Hospitality:

Investment Processing Department

American National Stock Transfer, LLC c/o DST Systems, 430 W. 7th St., Kansas City, MO 64105

405 Park Avenue, 12th Floor, New York, NY 10022 Phone: (888) 292-3178

Phone: (844) 276-1077

For UDF V: For RPT:

United Development Funding Income Fund V Investor Services Investment Processing Department

The United Development Funding Building c/o DST Systems, 430 W. 7th St., Kansas City, MO 64105

1301 Municipal Way, Suite 100 Phone: (855) 285-0508

Grapevine, TX 76051

Phone: (817) 835-0650 or (800) 859-9338

Multi-Offering Investor Instructions

(not required to be returned with Subscription Agreement)

Investors in AL, AR, KY, MA, MD, NC, NE, NJ, OR and TN may not use this Multi-Offering Subscription Agreement to subscribe for shares and/or units of any offering described herein but instead should refer to the subscription agreement for each offering.

1. Investment

PLEASE NOTE: Money orders, traveler’s checks, starter checks, foreign checks, counter checks, third-party checks or cash will not be accepted. Minimum Initial Investment is $2,000 for CVMC REIT II, SIC, TGIF & GREC. Minimum Initial Investment is $2,500 for RPT, ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality & UDF V. In no event shall any investment be less than $100. Minimum Initial Investment for for purchases through IRA or other qualified accounts is $1,000 for UDF V.

1a-1d. Select a Share and/or Unit Class

2. Account Type—Check One Box Only

Please check the appropriate box to indicate the account type of the subscription.

* Transfer on Death (TOD): Investors who qualify may elect Transfer on Death (TOD) registration for such investment account. TOD registration is designed to give an owner/investor of securities the option of a nonprobate transfer at death of the assets held in the account by designating proposed beneficiary(ies) to receive the account assets upon the owner/investor’s death. TOD registration is available only for owner(s)/investor(s) who are (i) a natural person or (ii) two natural persons holding the account as Tenants by the Entirety or (iii) two or more natural persons holding the account as Joint Tenants with Right of Survivorship or (iv) a married couple holding the account as community property with right of survivorship. The following forms of ownership are ineligible for TOD registration: Tenants in Common, community property without survivorship, non-natural account owners (i.e., entities such as corporations, trusts or partnerships), and investors who are not residents of a state that has adopted the Uniform Transfer on Death Security Registration Act.

Investors who are plan participants under a registered IRA, Keogh, Qualified Pension Plan or Qualified Profit Sharing Plan program may be eligible to purchase such investment through such accounts. No representations are made, and the offeror disclaims any responsibility or liability to the plan custodian, plan administrators, plan participants, investors, or beneficiaries thereof as to the tax ramifications of such investment, the suitability or eligibility of such investment under the respective plan, or that such Investment comports with ERISA, Internal Revenue Service or other governmental rules and regulations pertaining to such plan investments and rights thereunder. A separate private investment form or similar documentation from the Plan Custodian/ Administrator and plan participants/investors is required for investment through these types of accounts.

3. Enter Investment Title (ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, CVMC REIT II, SIC, TGIF & GREC Only)

4. Enter Investor Information (ARC Global II, ARC HT III, BDCA II, RFT, Grocery Center REIT II, ARC Hospitality, UDF V, CVMC REIT II, SIC, TGIF & GREC Only)

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account or person(s) authorized to effect transactions in an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

You must include a permanent street address even if your mailing address is a P.O. Box. If the investment is to be held by joint owners you must provide the requested investor information for each joint owner.

5. Enter Individual or Joint Account Information (RPT Only)

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account or person(s) authorized to effect transactions in an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

You must include a permanent street address even if your mailing address is a P.O. Box. If the investment is to be held by joint owners you must provide the requested investor information for each joint owner.

5a. Enter Entity Account Information (RPT Only)

If you are establishing an account for a legal entity, please provide the most recent versions of the documents listed below. RPT reserves the right to require additional documents on future transactions.

Please note this is not an all-inclusive list of documents.

Trust: Trust document (copy of the portion(s) of the trust document that shows the name of the trust, date of the trust, and the trustee name(s)) or certificate/affidavit of trust Corporation: Articles of incorporation, certificate of incumbency or corporate by-laws

Financial institution regulated by a federal regulator: Registration certificate

Guardianship/conservatorship: Appointment of guardian/conservator certified within 60 days

Partnership or sole proprietorship: Most recent agreement or documentation showing the existence of a partnership or sole proprietorship Estate: Appointment of executor(trix) certified within 60 days

Bank regulated by a state bank regulator: Registration certificate

Publicly-traded company: Please provide company’s CUSIP number

Retirement plan under ERISA: Copy of plan document (If each participant is to have a separate account for the contributions, call us for special forms)

CURRENT FORM AS OF 10/9/15 VERSION E

5b. Enter UGMA/UTMA Account Information (RPT Only)

5c. Enter Retirement/Savings Plan Information (RPT Only)

6. Enter Third Party Custodian Information

If you would like to purchase shares and/or units through an IRA account, First Trust Retirement has agreed to act as IRA custodian for such purpose for each of CVMC REIT II and/or SIC and/or TGIF and/or GREC and/or RPT. In addition, Community National Bank has agreed to act as IRA custodian for purchases of SIC and/or TGIF and/or GREC and/

or RPT only or for joint purchases with ARC Global II and/or ARC HT III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or UDF V and/or

CVMC REIT II; however, we do not require that you use our IRA custodian.

If you would like to establish a new IRA account with First Trust Retirement, CVMC REIT II and/or SIC and/or TGIF and/or GREC and/or RPT will pay the first-year annual IRA maintenance fees of such accounts with First Trust Retirement. If you would like to establish a new IRA account with Community National Bank, ARC Global II and/or ARC HT

III and/or BDCA II and/or RFT and/or Grocery Center REIT II and/or ARC Hospitality and/or UDF V and/or CVMC REIT II will pay the first-year annual IRA maintenance fees of such accounts with Community National Bank. Thereafter, investors will be responsible for the annual IRA maintenance fees which are currently $25 per account per year.

Further information about custodial services is available through your financial representative or our dealer manager.

6a. Enter Distribution Information

6b. Enter Broker-Dealer, Registered Investment Advisor and Financial Representative Information

PLEASE NOTE: The broker-dealer or registered investment advisor must complete and sign this section of the Multi-Offering Subscription Agreement. All fields are mandatory.

Required Representations: By signing Section 6b, the registered representative of the broker-dealer or registered investment advisor confirms on behalf of the broker-dealer that he or she:

•	has reasonable grounds to believe the information and representations concerning the investor identified herein are true, correct, and complete in all respects;
•	has discussed the investor’s prospective purchase of shares and/or units with such investor;
•	has advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares and/or units and other fundamental risks related to the investment in the shares and/or units, the restrictions on transfer of the shares and/or units and the risk that the investor could lose his or her entire investment in the shares and/or units;

•	has delivered to the investor the Prospectus required to be delivered in connection with this subscription;
•	has verified the identity of the investor through appropriate methods and will retain proof of such verification process as required by applicable law;
•	has verified that the investor and the registered owner do not appear on the Office of Foreign Assets Control list of foreign nations, organizations and individuals subject to economic and trade sanctions;

•	has reasonable grounds to believe the investor is purchasing these shares and/or units for the account referenced in Section 6, and
•	has reasonable grounds to believe the purchase of shares and/or units is a suitable investment for such investor, and such investor meets the suitability standards applicable to the investor set forth in the Prospectus and such investor is in a financial position to enable the investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

In addition, the registered representative of the broker-dealer or registered investment advisor represents that he or she and the broker-dealer, (i) are duly licensed and may lawfully offer and sell the shares and/or units in the state where the investment was made and in the state designated as the investor’s legal residence in Section 4 and/or

5; and (ii) agree to maintain records of the information used to determine that an investment in shares and/or units is suitable and appropriate for the investor for a period of six years.

Net of Commission Purchase (“NOCP”): NOCPs are available to registered associates and other employees of soliciting broker/dealers, the above referenced funds and their affiliates, participants in a wrap account or commission replacement account with approval for a discount by the broker/dealer, RIA, bank trust account, etc.

Representatives will not receive selling commission. Refer to prospectus for details.

RIA Submission: Check this box to indicate whether submission is made through a Registered Investment Advisor (RIA) in its capacity as the RIA and not in its capacity as a

Registered Representative, if applicable, whose agreement with the subscriber includes a fixed or “wrap” fee feature for advisory and related brokerage services. If an owner or principal or any member of the RIA firm is a FINRA licensed Registered Representative affiliated with a broker-dealer, the transaction should be completed through that brokerdealer, not through the RIA.

6c. Select Electronic Delivery (Optional)

7. Limited Liability Company Agreement (TGIF & GREC Only)

8a-l Subscriber Acknowledgements & Signatures

You must initial ALL appropriate representations for ALL funds applicable.

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make such representations on your behalf.

CURRENT FORM AS OF 10/9/15 VERSION E

8m. Subscriber Acknowledgements & Signatures

Please check all funds applicable. By signing the Multi-Offering Subscription Agreement, you agree to provide the information in Section 8—8l of such Agreement and confirm the information is true and correct. If we are unable to verify your identity or that of another person authorized to act on your behalf or if we believe we have identified potential criminal activity, we reserve the right to take action as we deem appropriate, including, but not limited to, closing your account or refusing to establish your account.

9. Substitute Form W-9—ALL U.S. Taxpayers Must Complete & Sign

Complete this section for Substitute Form W-9—ALL U.S. Taxpayers Must Sign.

Guidelines for Certification of Taxpayer Identification Number (“TIN”) on Substitute Form W-9

Definition of a U.S. Person—For U.S. federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,
•	A partnership, corporation, company or association created or organized in the United States or under the laws of the United States,
•	An estate (other than a foreign estate), or
•	A domestic trust (as defined in Treasury Regulations section 301.7701-7).

What Number to Give the Requester—Social Security numbers (‘SSN’) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers

(“EIN’) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All ‘Section’ references are to the

Internal Revenue Code of 1986, as amended.

For this type of account: Give the SSN of:

1. An individual’s account The individual

2. Two or more individuals (Joint account) The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act) The minor (2)

4. (a) The usual revocable savings trust account (grantor also is trustee) The grantor-trustee (1)

(b)	So-called trust account that is not a legal or valid trust under State law The actual owner (1)

5. Sole proprietorship or disregarded entity owned by an individual The owner (3)

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see, The grantor (4)

Regulations section 1.671-4(b)(2)(i)(A))

For this type of account: Give the SSN of:

7. Disregarded entity not owned by an individual The owner (3)

8. A valid trust, estate, or pension trust The legal entity (5)

9. Corporate or LLC electing corporate status on Form 8832 or Form 2553 The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization The organization

11.	Partnership or multi-member LLC The partnership or LLC
12.	Account with the Department of Agriculture in the name of a public The public entity entity (such as a State or local government, school district or prison) that receives agricultural program payments

13.	A broker or registered nominee The broker or nominee
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional The trust

Form 1099 Filing Method 2 (see, Regulations section 1.671-4(b)(2)(i)(B))

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name and you also may enter your business or ‘DBA’ name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)	Note: Grantor also must provide a Substitute Form W-9 to trustee of trust.

(5) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/forms/ss-5.pdf. You also may get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual

Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting

www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

If you are exempt from backup withholding and/or FATCA reporting, enter on the Substitute Form W-9, any code(s) that may apply to you.

Exempt Payee Code

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

CURRENT FORM AS OF 10/9/15 VERSION E

Guidelines for Certification of Taxpayer Identification Number (“TIN”) on Substitute Form W-9, continued

The following codes identify payees that are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401

(f )(2)

2. The United States or any of its agencies or instrumentalities

3. A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions, agencies or instrumentalities

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities

5. A corporation

6. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7. A futures commission merchant registered with the Commodity Futures Trading Commission

8. A real estate investment trust

9. An entity registered at all times during the tax year under the Investment Company Act of 1940

10.	A common trust fund operated by a bank under section 584(a)
11.	A financial institution
12.	A middleman known in the investment community as a nominee or custodian
13.	A trust exempt from tax under section 664 or described in section 4947

For interest and dividends, all listed payees are exempt except payees listed in category 7. For broker transactions, payees listed in categories 1 through 4 and 6 through

11 and all C corporations are exempt. For broker transactions, S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Exempt payees described above should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION

NUMBER AND ANY APPLICABLE EXEMPT PAYEE CODE, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Exemption from FATCA Reporting Code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B – The United States or any of its agencies or instrumentalities

C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions, agencies, or instrumentalities

D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E – A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G – A real estate investment trust

H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I – A common trust fund as defined in section 584(a)

J – A bank as defined in section 581

K – A broker

L – A trust exempt from tax under section 664 or described in section 4947

M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

•	Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

•	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

•	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
•	Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

9/15 MULTI-D

SIERRA INCOME CORPORATION

Common Stock

69,000,000 Shares of Common Stock — Maximum Offering

PROSPECTUS

            , 2015

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in the prospectus and supplemental literature authorized by Sierra Income Corporation and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

4/15	SI0045-D

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Sierra Income Corporation are included in Part A of this Registration Statement.

(2) Exhibits

(a)(1)	Articles of Incorporation of the Registrant(1)

(a)(2)	Articles of Amendment of the Registrant(1)

(a)(3)	Articles of Amendment and Restatement of the Registrant(3)

(a)(4)	Second Articles of Amendment and Restatement of the Registrant(6)

(b)	Form of Bylaws of the Registrant(1)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)

(e)	Amended and Restated Distribution Reinvestment Plan(8)

(g)(1)	Investment Advisory Agreement(5)

(h)(1)	Form of Dealer Manager Agreement(2)

(h)(2)	Form of Participating Broker-Dealer Agreement (Included as Exhibit A to the Form of Dealer Manager Agreement)(2)

(h)(3)	Form of Amended and Restated Dealer Manager Agreement)*

(h)(4)	From of Participating Broker-Dealer Agreement (Included as Exhibit A to the Form of Amended and Restated Dealer Manager Agreement)*

(j)	Custodian Agreement(2)

(k)(1)	Form of Administration Agreement(2)

(k)(2)	Form of License Agreement(5)

(k)(3)	Form of Escrow Agreement(4)

(k)(4)	Expense Support and Reimbursement Agreement(7)

(k)(5)	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of August 27, 2013, by and between Arbor Funding LLC and Citibank, N.A.(9)
(k)(6)	Confirmation Letter Agreement, dated as of August 27, 2013, by and between Arbor Funding LLC and Citibank, N.A.(9)

(k)(7)	Confirmation Letter Agreement, dated as of March 21, 2014, by and between Arbor Funding LLC and Citibank, N.A. (10)

(k)(8)	Senior Secured Revolving Credit Agreement among the Company as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, dated December 4, 2013. (11)

(k)(9)	Guarantee, Pledge and Security Agreement among the Company, the Subsidiary Guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent, dated December 4, 2013. (10)

(k)(10)	Control Agreement among the Company, ING Capital LLC, as collateral agent, and State Street Bank and Trust Company, as the Company’s Custodian, dated December 4, 2013. (10)

(k)(11)	Loan Agreement, dated as of July 23, 2014, by and among Alpine Funding LLC, as company, JPMorgan Chase Bank, National Association, as administrative agent, the Financing Providers from time to time party thereto, SIC Advisors LLC, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto. (12)

(k)(12)	Sale and Contribution Agreement, dated as of July 23, 2014, by and between Sierra Income Corporation, as seller, and Alpine Funding LLC, as purchaser. (12)

(k)(13)	Portfolio Management Agreement, dated as of July 23, 2014, by and between Alpine Funding LLC, as borrower and SIC Advisors LLC, as portfolio manager. (12)

(k)(14)	Second Amended and Restated Confirmation Letter Agreement, dated as of July 23, 2014, by and between Arbor Funding LLC and Citibank, N.A. (12)

(k)(15)	Amendment No. 2 to the Senior Secured Revolving Credit Agreement, dated as of August 21, 2014, by and among the Company as borrower, SIC RT1 LLC, as Subsidiary Guarantor, the Lenders party thereto and ING Capital LLC, as Administrative Agent. (13)

(k)(16)	Amendment No. 3 to the Senior Secured Revolving Credit Agreement, dated as of August 21, 2014, by and among the Company as borrower, SIC RT1 LLC, as Subsidiary Guarantor, the Lenders party thereto and ING Capital LLC, as Administrative Agent. (14)

(k)(17)	Amendment No. 1 to the Loan Agreement, dated as of July 23, 2014, by and among Alpine Funding LLC, as borrower, JPMorgan Chase Bank, National Association, as administrative agent, the Financing Providers from time to time party thereto, SIC Advisors LLC, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto. (15)

(k)(18)	Limited Liability Company Operating Agreement of Sierra Senior Loan Strategy JV I LLC, dated March 27, 2015. (16)

(k)(19)	Third Amended and Restated Confirmation Letter Agreement, dated as of June 8, 2015, by and between Arbor Funding LLC and Citibank, N.A. (17)

(l)	Opinion of Sutherland Asbill & Brennan LLP(3)

(n)(1)	Consent of Independent Registered Public Accounting Firm*

(n)(2)	Report of Ernst & Young LLP Regarding the Senior Security Table (18)

(r)	Code of Ethics(2)

*	Filed herewith.
(1)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on November 3, 2011, and incorporated by reference herein.

(2)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on February 21, 2012, and incorporated by reference herein.

(3)	Previously filed in connection with Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on March 12, 2012, and incorporated by reference herein.

(4)	Previously filed in connection with Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on March 21, 2012, and incorporated by reference herein.

(5)	Previously filed in connection with Pre-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on April 10, 2012, and incorporated by reference herein.

(6)	Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on June 14, 2012, and incorporated by reference herein.

(7)	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on July 20, 2012, and incorporated by reference herein.

(8)	Previously filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K filed on September 26, 2012, and incorporated by reference herein.

(9)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on September 3, 2013, and incorporated by reference herein.

(10)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on March 27, 2014, and incorporated by reference herein.

(11)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on December 9, 2013, and incorporated by reference herein.

(12)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on July 23, 2014, and incorporated by reference herein.

(13)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on August 22, 2014, and incorporated by reference herein.

(14)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on November 25, 2014, and incorporated by reference herein.

(15)	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed on February 10, 2015, and incorporated by reference herein.

(16)	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed on March 30, 2015, and incorporated by reference herein.

(17)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on June 9, 2015, and incorporated by reference herein.

(18)	Previously filed in connection with Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 333-175624), filed on April 13, 2015, and incorporated by reference herein.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

Non-Cash/Training and Education	$800,000
SEC registration fee	$80,178
FINRA filing fee	$104,000
Legal	$500,000
Printing	$2,596,197
Accounting	$144,000
Blue Sky Expenses	$250,000
Advertising and Sales	$1,834,375
Literature.	$—
Due Diligence	$350,000
Transfer Agent and Escrow Agent	$1,966,250

Total	$8,625,000

Item 28. Persons Controlled By Or Under Common Control

Immediately prior to the commencement of this offering, SIC Advisors LLC, a Delaware limited liability company, owned 100% of the outstanding common stock of the Registrant. Following the completion of this offering, SIC Advisors LLC’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management of the Company,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Holders of Securities” in the Prospectus contained herein.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at September 17, 2015.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	17,180

Item 30. Indemnification

The information contained under the heading “Description of our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and Other Connections Of Advisor

A description of any other business, profession, vocation or employment of a substantial nature in which SIC Advisors, and each managing director, director or executive officer of SIC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding SIC Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-73077), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the Transfer Agent;

(3)	the Custodian;

(4)	the Investment Advisor; and

(5)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or (ii) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 23rd day of September, 2015.

Sierra Income Corporation

By:	/s/ Seth Taube
Name: Seth Taube Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities set forth below on the 23rd day of September, 2015. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title	Date

/s/ Seth Taube Seth Taube	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	September 23, 2015

/s/ Brook Taube Brook Taube	Director	September 23, 2015

/s/ Richard T. Allorto, Jr. Richard T. Allorto, Jr.	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	September 23, 2015

* Oliver T. Kane	Director	September 23, 2015

* Valerie Lancaster-Beal	Director	September 23, 2015

* Stephen R. Byers	Director	September 23, 2015

*	Signed by Richard T. Allorto, Jr., pursuant to a power of attorney signed by the Director and filed as part of the registration statement filed on November 25, 2014.